Filed Pursuant to Rule 497
Registration Statement No. 333-166012

This prospectus supplement relates to an effective registration statement under the Securities Act of 1933, but is not complete and may be changed. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any jurisdiction where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 23, 2012

PRELIMINARY PROSPECTUS SUPPLEMENT

(to Prospectus dated March 31, 2011)

Fifth Street Finance Corp.

10,000,000 Shares

Common Stock

We are offering 10,000,000 shares of our common stock. We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We are managed by Fifth Street Management LLC.

The underwriters have agreed to purchase our shares of common stock from us at a price of $             per share which will result in approximately $             million of net proceeds, after deducting estimated offering expenses, to us, or $             million assuming full exercise of the underwriters’ option to purchase additional shares described below. We expect that our expenses for this offering will be approximately $400,000. The underwriters may offer our shares of common stock on the Nasdaq Global Select Market, in the over-the-counter market or through negotiated transactions at market prices or at negotiated prices. See “Underwriting.” The underwriters have an option to purchase up to an additional 1,500,000 shares of our common stock at a price of $             per share within 30 days from the date of this prospectus supplement.

On November 28, 2011, we transferred the listing of our common stock from the New York Stock Exchange to the Nasdaq Global Select Market, where it continues to trade under the symbol “FSC.” On January 20, 2012 and September 30, 2011, the last reported sale price of our common stock on the Nasdaq Global Select Market and the New York Stock Exchange was $10.56 and $9.32, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of September 30, 2011 was $10.07. We estimate our net asset value per share of common stock to be between $9.85 and $9.90 as of December 31, 2011.

Investing in our common stock involves a high degree of risk and should be considered highly speculative. See “Supplementary Risk Factors” beginning on page S-8 of this prospectus supplement and “Risk Factors” beginning on page 13 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 10 Bank Street, 12th Floor, White Plains, New York 10606 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains information about us.

The underwriters expect to deliver the shares on or about                     , 2012.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Credit Suisse	RBC Capital Markets

The date of this prospectus supplement is                     , 2012.

PROSPECTUS SUPPLEMENT

PROSPECTUS

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ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. Neither this prospectus supplement nor the accompanying prospectus constitutes an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes to such information subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading “Available Information” before investing in our common stock.

Forward-Looking Statements

Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements. In addition, forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, or the Securities Act. For a list of factors that could affect these forward-looking statements, see “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the accompanying prospectus.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that is important to you. To understand the terms of the common stock offered pursuant to this prospectus supplement and the accompanying prospectus, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ option to purchase additional shares.

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by our chief executive officer, and Fifth Street Management’s managing partner, Leonard M. Tannenbaum, who has led the investment of over $1.7 billion in small and mid-sized companies, including the investments made by Fifth Street, since 1998.

Our investments generally range in size from $5 million to $75 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook, at the time of any proposed borrowing. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. We are currently targeting a debt to equity ratio (excluding SBA debentures) of 0.6x. As of September 30, 2011, we had a debt to equity ratio (excluding SBA debentures) of 0.43x.

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we maintain a wholly-owned subsidiary that is licensed as a small business investment company, or SBIC, and regulated by the Small Business Administration, or the SBA. The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We received exemptive relief from the Securities and Exchange Commission, or SEC, to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act.

The following diagram depicts our organizational structure:

Our Corporate Information

Our principal executive offices are located at 10 Bank Street, 12th Floor, White Plains, NY 10606 and our telephone number is (914) 286-6800. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

Recent Developments

On November 28, 2011, we transferred the listing of our common stock from the New York Stock Exchange to the Nasdaq Global Select Market, where it continues to trade under the symbol “FSC.”

As of January 20, 2012, we had $47.3 million of outstanding borrowings under our three-year $100 million secured credit facility, or the Wells Fargo facility, with Wells Fargo Bank, National Association, successor to Wachovia Bank, N.A.; $124.0 million of outstanding borrowings under our three-year $230 million secured syndicated revolving credit facility, or the ING facility, with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent; and $29.0 million of outstanding borrowings under our seven-year $200 million secured credit facility with Sumitomo Mitsui Banking Corporation, or the Sumitomo facility.

At our upcoming annual meeting of shareholders to be held in April 2012, we intend to seek shareholder approval to amend our investment advisory agreement to reduce the “hurdle rate” required for our investment adviser to earn, and be paid, the income incentive fee. Specifically, the amendment would reduce the quarterly hurdle rate used in calculating the income-related portion of our investment adviser’s incentive fee from 2.0% (or 8.0% annually) to 1.75% (or 7.0% annually) and adjust the related quarterly catch-up hurdle rate from 2.5% to 2.1875% (or from 10.0% to 8.75% annually). If the amendment goes into effect, it would significantly increase the probability that our investment adviser will receive an income incentive fee earlier, and in higher amounts, than it would have received under the current investment advisory agreement, if at all.

We have determined a preliminary estimate of our net asset value per share of common stock of between $9.85 and $9.90 as of December 31, 2011, and estimated net investment income per share of common stock of between $0.28 and $0.30 for the quarter ended December 31, 2011.

For the full calendar year ended December 31, 2011, we had estimated gross originations of approximately $636 million and ended the year with 67 companies in our investment portfolio. Estimated gross originations for the fourth calendar quarter of 2011 were approximately $95 million, of which approximately $82 million were funded at close. Estimated exits for the quarter totaled approximately $72 million. Significant transactions in the quarter were the IZI Medical Products, Inc. and ADAPCO, Inc. exits and the Actient Pharmaceuticals, LLC exit and related refinancing. These transactions were all exited at par and provided approximately $57 million of loan repayments available for redeployment. We estimate that we ended the year within our target range of 70-80% of first lien loans.

The preliminary financial data included in this prospectus supplement has been prepared by, and is the responsibility of, Fifth Street’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

About the Offering

Common stock offered by us	10,000,000 shares

Common stock outstanding prior to this offering	72,375,832 shares

Common stock to be outstanding after this offering (assuming no exercise of the underwriters’ option to purchase additional shares)	82,375,832 shares

Option to purchase additional shares	1,500,000 shares

Use of proceeds	We intend to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus and for general corporate purposes, including working capital requirements. We may also use a portion of the net proceeds from this offering to repay any outstanding borrowings under our credit facilities. Pending these uses, we will invest the net proceeds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on investments in small and mid-sized companies.

Nasdaq Global Select Market symbol	FSC

Investment advisory fees	Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement, consisting of two components — a base man- agement fee and an incentive fee. The base management fee is cal- culated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

Administration agreement	FSC, Inc. serves as our administrator. We reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and his staff, and the staff of our chief compliance officer.

Distributions	We intend to pay monthly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors.

On November 10, 2011, our Board of Directors declared the following dividends:

•	$0.0958 per share, payable on January 31, 2012 to stockholders of record on January 13, 2012;

•	$0.0958 per share, payable on February 29, 2012 to stockholders of record on February 15, 2012; and

•	$0.0958 per share, payable on March 30, 2012 to stockholders of record on March 15, 2012.

Taxation	We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we currently distribute to our stockholders. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to timely filing the final tax return related to the year which generated such taxable income.

Risk factors	Your investment in our common stock involves a high degree of risk and should be considered highly speculative. See “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors” in the accompanying prospectus for a discussion of factors you should carefully consider, including the risk of leverage, before investing in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Fifth Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses (as a percentage of offering price)		%(2)
Dividend reinvestment plan fees	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)		%
Annual Expenses (as a percentage of net assets attributable to common stock):
Management fees	5.87	%(4)
Interest payments on borrowed funds	3.05	%(5)
Other expenses	1.64	%(6)

Total annual expenses	10.56	%(7)

(1)	Represents the underwriting discount with respect to the shares of our common stock sold by us in this offering. Because the underwriters may offer the shares from time to time at varying prices, for the purpose of calculating sales load, we have assumed the underwriters will sell the shares to the public at a price of $ per share, the last reported sales price of our common stock on January , 2012.

(2)	The expenses of this offering payable by us are estimated to be approximately $400,000. Because the underwriters may offer the shares from time to time at varying prices, the calculation of the offering expenses, as a percentage of the offering price of shares sold in this offering, is based on $ per share, the last reported sales price of our common stock on the Nasdaq Global Select Market on January , 2012. If the underwriters exercise their option to purchase additional shares in full, the offering expenses borne by our common stockholders (as a percentage of the offering price) will be approximately %.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Our “management fees” are made up of our base management fee and the incentive fees payable under our investment advisory agreement. The base management fee portion of our “management fees” reflected in the table above is 3.13%, which is calculated based on our net assets (not adjusted to account for the sale of common stock in this offering), of $728.6 million (rather than our gross assets, which were approximately $1.2 billion as of September 30, 2011). Our base management fee under the investment advisory agreement is calculated at an annual rate of 2% of our gross assets, which includes borrowings for investment purposes of approximately $463 million and excludes cash and cash equivalents of approximately $68 million (neither of which figures have been adjusted to account for the sale of common stock in this offering).

The incentive fee portion of our “management fees” is 2.74%, which is calculated based on our estimated payment of $20.0 million in incentive fees to our investment adviser over the next 12 months (not adjusted to account for the sale of common stock in this offering). This calculation assumes that annual incentive fees earned by our investment adviser remain consistent with the incentive fees earned by our investment adviser during the year ended September 30, 2011. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•

no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

At our upcoming annual meeting to be held in April 2012, we intend to seek shareholder approval to reduce our quarterly hurdle rate to 1.75% (or 7.0% annually) and reduce the related quarterly catch-up hurdle rate to 2.1875% (or 8.75% annually). The information set forth in the table above assumes that the reduced hurdle rate is already in effect.

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date).

(5)	“Interest payments on borrowed funds” represent our estimated annual interest payments on borrowed funds and relate to borrowings under the Wells Fargo facility, the ING facility, the Sumitomo facility, our SBA-guaranteed debentures and our convertible senior notes.

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(7)	“Total annual expenses” are presented as a percentage of net assets attributable to common stockholders because our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income portion of our incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

SUPPLEMENTARY RISK FACTORS

Investing in our common stock involves a high degree of risk. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should carefully consider the following supplementary risk factors together with the risk factors beginning on page 13 of the accompanying prospectus before making an investment in our common stock. The risks set out below and in the accompanying prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the events described herein or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose part or all of your investment.

Risks Related to Economic Conditions

The recent downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments, and the government’s credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, the decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our stock price. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Our Investments

Our investments in the healthcare sector face considerable uncertainties including substantial regulatory challenges.

Our investments in portfolio companies that operate in the healthcare sector represent approximately 30% of our total portfolio. Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.

Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and to consummate some of their acquisitions and divestitures. Delays in obtaining or failure to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

Risks Related to our Convertible Senior Notes

Our stockholders may experience dilution upon the conversion of our convertible senior notes.

Our convertible senior notes are convertible into shares of our common stock beginning January 1, 2016 or, under certain circumstances, earlier. Upon conversion, we must deliver shares of our common stock. The conversion rate of our convertible senior notes was initially, and currently is, 67.7415 shares of our common stock per $1,000 principal amount of our convertible senior notes (equivalent to a conversion price of approximately $14.76 per share of common stock), subject to adjustment in certain circumstances. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $124.5 million convertible debt currently outstanding is 8,433,817. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our convertible senior notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

We may not have, or have the ability to raise, the funds necessary to repurchase our convertible senior notes upon a fundamental change, and our debt may contain limitations on our ability to deliver shares of our common stock upon conversion or pay cash upon repurchase of our convertible senior notes.

Holders of our convertible senior notes will have the right to require us to repurchase their notes upon the occurrence of certain significant corporate events involving us, including if our common stock ceases to trade on any national securities exchange or we consolidate or merge into another entity in certain circumstances, at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We refer to such a corporate event as a “fundamental change.” However, we may not have enough available cash or be able to obtain financing at the time we are required to make repurchases of convertible senior notes surrendered therefor. In addition, our ability to repurchase our convertible senior notes or deliver shares of our common stock upon conversions of the convertible senior notes may be limited by law, by regulatory authority or by agreements governing our indebtedness, including our credit facilities. In this regard, the ING facility prohibits us from repurchasing our convertible senior notes in certain circumstances upon the occurrence of a fundamental change. Our failure to repurchase the notes at a time when the repurchase is required by the indenture relating to the convertible senior notes or to deliver any shares of our common stock deliverable on future conversions of the convertible senior notes as required by the indenture would constitute a default under the indenture. A default under the indenture or the occurrence of a fundamental change itself could also lead to a default under agreements governing our indebtedness. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and repurchase our convertible senior notes.

Provisions of our convertible senior notes could discourage an acquisition of us by a third party.

Certain provisions of our convertible senior notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of a fundamental change, the holders of our convertible senior notes will have the right, at their option, to require us to repurchase all or a portion of their convertible senior notes, plus accrued and unpaid interest. We may also be required to increase the conversion rate of the convertible senior notes in certain other circumstances, including in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.

Certain adverse consequences could result if our convertible senior notes are treated as equity interests in us for purposes of regulations under the Employee Retirement Income Security Act of 1974.

Pursuant to regulations under the Employee Retirement Income Security Act of 1974 (“ERISA”), it is possible that, due to their convertibility feature, our convertible senior notes could be treated as equity interests in us. In that event, if employee benefit plans subject to Title I of ERISA, plans that are not subject to ERISA but that are subject to Section 4975 of the Internal Revenue Code (the “Code”), such as individual retirement accounts, and entities that are deemed to hold the assets of such plans or accounts (such plans, accounts, and entities, “Benefit Plan Investors”) were to acquire 25% or more of the aggregate value of our convertible senior notes, among other consequences, we and our management would be subject to ERISA fiduciary duties, and certain transactions we might enter into, or may have entered into, in the ordinary course of our business might constitute non-exempt “prohibited transactions” under Section 406 of ERISA or Section 4975 of the Code and might have to be rescinded at significant cost to us. Moreover, if our underlying assets were deemed to be assets constituting plan assets, (i) our assets could be subject to ERISA’s reporting and disclosure requirements, (ii) a fiduciary causing a Benefit Plan Investor to make an investment in our equity interests could be deemed to have delegated its responsibility to manage the assets of the Benefit Plan Investor, and (iii) various providers of fiduciary or other services to us, and any other parties with authority or control with respect to our assets, could be deemed to be plan fiduciaries or otherwise parties in interest or disqualified persons by virtue of their provision of such services.

We do not believe that our convertible senior notes should be treated as equity interests in us for purposes of ERISA in light of the relevant regulations. No assurance can be given, however, that our convertible senior notes will not be so treated.

The accounting for convertible debt securities is complex and subject to uncertainty.

The accounting for convertible debt securities is complex and subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. The issuance of our convertible senior notes may have a negative accounting effect on our earnings per share on a fully diluted basis (that is, assuming in certain circumstances that convertible securities or instruments or other rights to acquire shares of common stock have been converted or exercised in full). Further, we cannot predict if or when changes in the accounting for convertible debt securities could be made and whether any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.

USE OF PROCEEDS

The net proceeds from our sale of the 10,000,000 shares of common stock in this offering are estimated to be approximately $         million, or $         million if the underwriters’ option to purchase additional shares is exercised in full, and after deducting the underwriting discount and estimated offering expenses. We may increase the size of this offering based on demand and market conditions.

We intend to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies (including investments made through our second SBIC subsidiary to the extent that it receives a SBIC license from the SBA) in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus and for general corporate purposes, including working capital requirements. We may also use the net proceeds from this offering to repay our outstanding borrowings under our credit facilities. As of January 20, 2012, we had $47.3 million outstanding under the Wells Fargo facility. The Wells Fargo facility has a maturity date of February 25, 2014 and bears interest at a rate of LIBOR plus 2.75% per annum with no LIBOR floor. As of January 20, 2012, we had $124.0 million outstanding under the ING facility. The ING facility has a maturity date of February 22, 2014 and bears interest at a rate of LIBOR plus 3.25% per annum with no LIBOR floor, or, when the facility is drawn more than 35%, LIBOR plus 3.0% per annum with no LIBOR floor. As of January 20, 2012 we had $29.0 million outstanding under the Sumitomo facility. The Sumitomo facility has a maturity date of September 16, 2018 and bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor. Pending these uses, we will invest the net proceeds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on investments in small and mid-sized companies. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in these securities unless such securities constitute cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). Our ability to achieve our investment objective may be limited to the extent that the net proceeds from this offering, pending full investment, are held in lower-yielding interest-bearing deposits or other short-term instruments.

CAPITALIZATION

The following table sets forth our capitalization as of September 30, 2011:

•	on an actual basis; and

•

on an as adjusted basis to reflect the sale of 10,000,000 shares of common stock in this offering at a price of $         per share, after deducting the underwriting discount and estimated offering expenses payable by us.

	As of September 30, 2011
	Actual	As Adjusted
		(unaudited)
Cash and cash equivalents	$67,643,958	$

Long-term debt, including current maturities:
Credit facilities payable	$178,023,675		$(1)(2)
Convertible senior notes payable	135,000,000		(3)
SBA debentures payable	150,000,000

Total long-term debt	463,023,675
Net assets:
Common stock, $0.01 par value (150,000,000 shares authorized; 72,375,832 shares outstanding actual, 82,375,832 shares outstanding as adjusted)	723,758
Additional paid-in-capital	829,620,057
Net unrealized depreciation on investments and interest rate swap	(35,975,995)
Net realized loss on investments and interest rate swap	(63,484,600)
Accumulated overdistributed net investment income	(2,256,364)

Total net assets	728,626,856

Total capitalization	$1,191,650,531	$

(1)	As described under “Use of Proceeds,” we may also use a part of the net proceeds from this offering to repay a portion of the borrowings outstanding under our credit facilities. We have not yet determined how much of the net proceeds of this offering will be used for this purpose and, as a result, we have not reflected the consequences of such repayment in this table.

(2)	As of January 20, 2012, we had credit facilities payable in the amount of $200.3 million due to net borrowings under our credit facilities in the amount of $22.2 million subsequent to September 30, 2011. This table has not been adjusted to reflect such net borrowings.

(3)	This amount does not reflect the $10.5 million aggregate principal amount of our senior convertible notes that we repurchased subsequent to September 30, 2011.

SELECTED FINANCIAL DATA

The following selected financial data should be read together with our Consolidated Financial Statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus supplement and the accompanying prospectus. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. The financial information as of and for the period from inception (February 15, 2007) to September 30, 2007, and for the fiscal years ended September 30, 2008, 2009, 2010 and 2011 set forth below was derived from our audited Consolidated Financial Statements and related notes for Fifth Street Mezzanine Partners III, L.P. and Fifth Street Finance Corp., respectively. The historical financial information below may not be indicative of our future performance.

(dollars in thousands, except per share amounts)	At and for the Year Ended September 30, 2011	At and for the Year Ended September 30, 2010	At and for the Year Ended September 30, 2009	At and for the Year Ended September 30, 2008	At September 30, 2007 and for the period February 15, 2007 through September 30, 2007
Statement of Operations data:
Total investment income	$125,165	$70,538	$49,828	$33,219		$4,296
Base management fee, net	19,656	9,275	5,889	4,258		1,564
Incentive fee	16,782	10,756	7,841	4,118		—
All other expenses	23,080	7,483	4,736	4,699		1,773
Gain on extinguishment of convertible senior notes	1,480	—	—	—		—
Net investment income	67,127	43,024	31,362	20,144		959
Unrealized appreciation (depreciation) on interest rate swap	773	(773)	—	—		—
Realized loss on interest rate swap	(1,335)	—	—	—		—
Unrealized appreciation (depreciation) on investments	(7,299)	(1,054)	(10,795)	(16,948)		123
Realized gain (loss) on investments	(29,059)	(18,781)	(14,373)	62		—
Net increase in partners’ capital/net assets resulting from operations	30,207	22,416	6,194	3,258		1,082
Per share data:
Net asset value per common share at period end	$10.07	$10.43	$10.84	$13.02	$	N/A
Market price at period end	9.32	11.14	10.93	10.05		N/A
Net investment income	1.05	0.95	1.27	1.29		N/A
Net realized and unrealized loss on investments and interest rate swap	(0.58)	(0.46)	(1.02)	(1.08)		N/A
Net increase in partners’ capital/net assets resulting from operations	0.47	0.49	0.25	0.21		N/A
Dividends paid per share	1.28	0.99	1.20	0.61		N/A
Balance Sheet data at period end:
Total investments at fair value	$1,119,837	$563,821	$299,611	$273,759		$88,391
Cash and cash equivalents	67,644	76,765	113,205	22,906		17,654
Other assets	22,236	11,340	3,071	2,484		1,285
Total assets	1,209,717	651,926	415,887	299,149		107,330
Total liabilities	481,090	82,754	5,331	4,813		514
Total net assets	728,627	569,172	410,556	294,336		106,816
Other data:
Weighted average yield on debt investments(1)	12.4%	14.0%	15.7%	16.2%		16.8%
Number of investments at period end	65	38	28	24		10

(1)	Weighted average yield is calculated based upon our debt investments at the end of the period.

MANAGEMENT CHANGES

On July 22, 2011, Chad S. Blakeman resigned from his positions as Co-Chief Investment Officer of the Company and Fifth Street Management to pursue other opportunities.

On September 1, 2011, William H. Craig departed from his position as Chief Financial Officer of the Company and the Board appointed Alexander C. Frank as the new Chief Financial Officer of the Company, effective September 19, 2011. In the interim, Steven M. Noreika served as our interim Chief Financial Officer.

Biographical information for each of our current directors and officers appears below.

Independent Directors

•

Brian S. Dunn.    Mr. Dunn has been a member of our Board of Directors since December 2007. Mr. Dunn has over 16 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Currently, he manages Little White Dog, Inc., a marketing firm that he founded. Mr. Dunn was the marketing director and chief operating officer for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise from June 2006 until May 2011. Lipenwald filed for bankruptcy in July 2011. Prior to that, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania with a B.S. in Economics.

Mr. Dunn’s executive experience brings extensive business, entrepreneurial and marketing expertise to his Board service with the Company. His experience as a marketing executive for several consumer-oriented companies provides guidance to our investor relations efforts. Mr. Dunn’s many experiences also make him skilled in leading committees requiring substantive expertise, including his role as chairman of the Board’s Nominating and Corporate Governance Committee. Mr. Dunn’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to our conclusion that Mr. Dunn should serve as a member of our Board.

•

Richard P. Dutkiewicz.    Mr. Dutkiewicz has been a member of our Board of Directors since February 2010. Since April 2010, Mr. Dutkiewicz has been the executive vice president and chief financial officer of Real Mex Restaurants, Inc., which filed for bankruptcy in October 2011. Mr. Dutkiewicz previously served as chief financial officer of Einstein Noah Restaurant Group Inc. from October 2003 to April 2010. From May 2003 to October 2003, Mr. Dutkiewicz was vice president-information technology of Sirenza Microdevices, Inc. In May 2003, Sirenza Microdevices, Inc. acquired Vari-L Company, Inc. From January 2001 to May 2003, Mr. Dutkiewicz was vice president-finance, and chief financial officer of Vari-L Company, Inc. From April 1995 to January 2001, Mr. Dutkiewicz was vice president-finance, chief financial officer, secretary and treasurer of Coleman Natural Products, Inc., located in Denver, Colorado. Mr. Dutkiewicz’s previous experience includes senior financial management positions at Tetrad Corporation, MicroLithics Corporation and various divisions of United Technologies Corporation. Mr. Dutkiewicz began his career as an Audit Manager at KPMG LLP. Mr. Dutkiewicz received a B.B.A. degree from Loyola University of Chicago. Mr. Dutkiewicz currently serves on the Board of Directors of Motor Sport Country Club Holdings, Inc., which sells balancing technology for rotating devices in the automotive industry.

Through his prior experiences as a vice president and chief financial officer at several public companies, including executive vice president and chief financial officer of Real Mex Restaurants, Inc. and chief financial officer of Einstein Noah Restaurant Group Inc., Mr. Dutkiewicz brings business expertise, finance and audit skills to his Board service with our Company. Mr. Dutkiewicz’s expertise, experience and skills closely align with our operations, and his prior investment experience with managing public companies facilitates an in-depth understanding of our investment business. The foregoing qualifications led to our conclusion that Mr. Dutkiewicz should serve as a member of our Board.

•

Byron J. Haney.    Mr. Haney has been a member of our Board of Directors since December 2007. From October 2010 through October 2011, Mr. Haney served as a principal of Duggan Asset Management, L.L.C. where he was director of research. Prior to that, he served as chief compliance officer of VSO Capital Management from March 2010 to October 2010. From 1994 until 2009, Mr. Haney worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and chief investment officer. Mr. Haney previously served on the Board of Directors of Sterling Chemicals, Inc., and Furniture.com. Mr. Haney has more than 25 years of business experience, including having served as chief financial officer of a private retail store chain and as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

Through his extensive experiences as a senior executive, Mr. Haney brings business expertise, finance and risk assessment skills to his Board service with our Company. In addition, Mr. Haney’s past experience as an auditor greatly benefits our oversight of our quarterly and annual financial reporting obligations. Moreover, Mr. Haney’s knowledge of financial and accounting matters qualify him as the Board’s Audit Committee Financial Expert and chairman of the Audit Committee. Mr. Haney’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to our conclusion that Mr. Haney should serve as a member of our Board.

•

Frank C. Meyer.    Mr. Meyer has been a member of our Board of Directors since December 2007. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment adviser specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment adviser based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies. During his career, Mr. Meyer has served as an outside director on a several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of Einstein Noah Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry, and United Capital Financial Partners, Inc., a firm that converts transaction-oriented brokers into fee-based financial planners. He is also on the Board of Directors of three investment funds run by Ferox Capital Management, Limited, an investment manager based in the United Kingdom that specializes in convertible bonds. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

Mr. Meyer’s extensive investment experiences within the financial advisory industry provides our Company with broad and diverse knowledge concerning general business trends and the capital markets. Mr. Meyer’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments. Mr. Meyer’s board related experiences makes him skilled in leading committees requiring substantive expertise. In addition, Mr. Meyer’s risk management expertise and credit related experience also qualify him to serve as chairman of our Valuation Committee. Mr. Meyer’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to our conclusion that Mr. Meyer should serve as a member of our Board.

•

Douglas F. Ray.    Mr. Ray has been a member of our Board of Directors since December 2007. Since August 1995, Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White Plains, New York. He currently serves as the president of Seavest Inc. Mr. Ray has more than 15 years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including three healthcare properties funds. Mr. Ray previously served on the Board of Directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Ray brings to our Company extensive financial and risk assessment abilities. Mr. Ray’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies. Mr. Ray’s expertise and experience also qualify him to serve as chairman of the Compensation Committee. The foregoing qualifications led to our conclusion that Mr. Ray should serve as a member of our Board.

Interested Directors

•

Leonard M. Tannenbaum, CFA.    Mr. Tannenbaum has been our chief executive officer since October 2007 and the chairman of our Board of Directors since December 2007, and was our president from October 2007 through February 2010. He is also the managing partner of our investment adviser and serves on its investment committee. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch. In addition to serving on our Board of Directors, Mr. Tannenbaum currently serves on the Board of Directors of several private Greenlight Capital affiliated entities and has previously served on the Boards of Directors of several other public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc. and WesTower Communications, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents’ Organization.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Tannenbaum brings to our Company a unique business expertise and knowledge of private equity financing as well as extensive financial and risk assessment abilities. Mr. Tannenbaum’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. Mr. Tannenbaum’s positions as chief executive officer of our Company, managing partner of our investment adviser and member of its investment committee provides the Board with a direct line of communication to, and direct knowledge of the operations of, our Company and our investment advisor, respectively. The foregoing qualifications led to our conclusion that Mr. Tannenbaum should serve as a member of our Board.

•

Bernard D. Berman.    Mr. Berman has been a member of our Board of Directors since February 2009. He has also been our president since February 2010, our chief compliance officer since April 2009 and our secretary since October 2007. Mr. Berman is also a partner of our investment adviser and serves on its investment committee. Mr. Berman is responsible for the operations of our company. Prior to joining Fifth Street in 2004, Mr. Berman was a corporate attorney from 1995 to 2004, during which time he negotiated and structured a variety of investment transactions. Mr. Berman graduated from Boston College Law School. He received a B.S. in Finance from Lehigh University.

Mr. Berman’s prior position as a corporate attorney allows him to bring to the Board and our Company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues facing business development companies. Mr. Berman’s previous service on the Board also provides him with a specific understanding of our Company and its operations. The foregoing qualifications led to our conclusion that Mr. Berman should serve as a member of our Board.

Non-Director Executive Officers

•

Alexander C. Frank. Mr. Frank has been our chief financial officer since September 2011. Prior to joining the Company, he served as a managing director and chief financial officer of Chilton Investment Company LLC, a global investment management firm, from September 2008 to March 2011. Mr. Frank was responsible for finance and operations infrastructure. Prior to that, Mr. Frank spent over 22 years at Morgan Stanley, having served as global head of institutional operations as well as global corporate controller and chief financial officer of U.S. broker/dealer operations. In his roles, he oversaw various securities infrastructure services, creating efficiencies throughout the organization, and managed all aspects of the internal and external financial control and reporting functions. He also oversaw the firm’s financing, capital planning, cash management and rating agency functions. Mr. Frank began his career at Arthur Andersen LLP before joining Morgan Stanley in 1985. He received an M.B.A. from the University of Michigan and a B.A. from Dartmouth College.

•

Ivelin M. Dimitrov, CFA. Mr. Dimitrov has been our chief investment officer and the chief investment officer of our investment adviser since August 2011, and served as co-chief investment officer in these capacities since November 2010 and June 2010, respectively. He is also a partner of our investment adviser and serves on its investment committee. Mr. Dimitrov has over six years of experience structuring small and mid-cap transactions. Mr. Dimitrov joined our investment adviser in May 2005 and is responsible for the evaluation of new investment opportunities, deal structuring and portfolio monitoring, in addition to managing the investment adviser’s associate and analyst team. In addition, Mr. Dimitrov is the chairman of the investment adviser’s internal valuation committee. He has substantial experience in financial analysis, valuation and investment research. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine. He is also a holder of the Chartered Financial Analyst designation.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in connection with our Consolidated Financial Statements and the notes thereto included in this prospectus supplement.

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

Our Consolidated Financial Statements prior to January 2, 2008 reflect our operations as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) prior to our merger with and into a corporation (Fifth Street Finance Corp.).

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share.

On July 21, 2009, we completed a follow-on public offering of 9,487,500 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share.

On September 25, 2009, we completed a follow-on public offering of 5,520,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share.

On January 27, 2010, we completed a follow-on public offering of 7,000,000 shares of our common stock, which did not include the underwriters’ exercise of their over-allotment option, at the offering price of $11.20 per share. On February 25, 2010, we sold 300,500 shares of our common stock at the offering price of $11.20 per share upon the underwriters’ exercise of their over-allotment option in connection with this offering.

On June 21, 2010, we completed a follow-on public offering of 9,200,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $11.50 per share.

On December 7, 2010, we entered into an at-the-market equity offering sales agreement relating to shares of our common stock. Throughout the month of December 2010, we sold 429,110 shares of our common stock at an average offering price of $11.87 per share. We terminated the at-the-market equity offering sales agreement effective January 20, 2011 and did not sell any shares of our common stock pursuant thereto subsequent to December 31, 2010.

On February 4, 2011, we completed a follow-on public offering of 11,500,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $12.65 per share.

On April 12, 2011, we issued $152 million unsecured convertible senior notes (“Convertible Notes”) which are convertible into shares of our common stock at the rate of 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock).

On June 24, 2011, we completed a follow-on public offering of 5,558,469 shares of our common stock, which included the underwriters’ partial exercise of their over-allotment option, at the offering price of $11.72 per share.

Current Market Conditions

Since mid-2007, the global financial markets have experienced stress, volatility, illiquidity, and disruption. This turmoil appears to have peaked in the fall of 2008, resulting in several major financial institutions becoming insolvent, being acquired, or receiving government assistance. While the turmoil in the financial markets appears to have abated somewhat, the global economy continues to experience economic uncertainty. Economic uncertainty impacts our business in many ways, including changing spreads, structures and purchase multiples as well as the overall supply of investment capital.

Despite the economic uncertainty, our deal pipeline remains robust, with high quality transactions backed by private equity sponsors in small to mid-sized companies. As always, we remain cautious in selecting new investment opportunities, and will only deploy capital in deals which are consistent with our disciplined philosophy of pursuing superior risk-adjusted returns.

As evidenced by our recent investment activities, we expect to grow the business in part by increasing the average investment size when and where appropriate. Although we believe that we currently have sufficient capital available to fund investments, a prolonged period of market disruptions may cause us to reduce the volume of loans we originate and/or fund, which could have an adverse effect on our business, financial condition, and results of operations. In this regard, because our common stock has at times traded at a price below our then current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the Consolidated Financial Statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

•	Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;

•	Preliminary valuations are then reviewed and discussed with principals of the investment adviser;

•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations on a selected basis and submit the reports to us;

•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	Our finance department prepares a valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of our Board of Directors reviews the preliminary valuations, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in our portfolio; and

•	Our Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at September 30, 2011, and September 30, 2010, was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

Our Board of Directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide us with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith. We intend to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued on an annual basis.

The portions of our portfolio valued, as a percentage of the portfolio at fair value, by independent valuation firms by period were as follows:

For the quarter ended December 31, 2007	91.9%
For the quarter ended March 31, 2008	92.1%
For the quarter ended June 30, 2008	91.7%
For the quarter ended September 30, 2008	92.8%
For the quarter ended December 31, 2008	100.0%
For the quarter ended March 31, 2009	88.7	%(1)
For the quarter ended June 30, 2009	92.1%
For the quarter ended September 30, 2009	28.1%
For the quarter ended December 31, 2009	17.2	%(2)
For the quarter ended March 31, 2010	26.9%
For the quarter ended June 30, 2010	53.1%
For the quarter ended September 30, 2010	61.8%
For the quarter ended December 31, 2010	73.9%
For the quarter ended March 31, 2011	82.0%
For the quarter ended June 30, 2011	82.9%
For the quarter ended September 30, 2011	91.2%

(1)	96.0% excluding our investment in IZI Medical Products, Inc., which closed on June 30, 2009 and therefore was not valued by an independent valuation firm during such period

(2)	24.8% excluding four investments that closed in December 2009 and therefore were not valued by an independent valuation firm during such period

As of September 30, 2011 and September 30, 2010, approximately 92.6% and 86.5%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We receive a variety of fees in the ordinary course of business. Certain fees, such as some origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost and fair value of the respective investments. Other fees, such as servicing fees, are classified as fee income and recognized as they are earned on a monthly basis.

We have also structured exit fees across certain of our portfolio investments to be received upon the future exit of those investments. Exit fees are payable upon the exit of a debt security. These fees are to be paid to us upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed in the immediately prior sentence for each of the investments. A portion of these fees are included in net investment income over the life of the loan. As of September 30, 2011, we had structured $7.9 million in aggregate exit fees across 11 portfolio investments upon the future exit of those investments.

Payment-in-Kind (PIK) Interest

Our loans typically contain contractual PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security is generally made well before our full write-down of such loan or debt security. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest.

For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments” in the accompanying prospectus. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest. The accrual of PIK interest on our debt investments increases the recorded cost basis of these investments in our consolidated financial statements and, as a result, increases the cost basis of these investments for purposes of computing the capital gains incentive fee payable by us to our investment adviser.

To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. Accumulated PIK interest was $22.7 million and represented 2.0% of the fair value of our portfolio of investments as of September 30, 2011 and $19.3 million or 3.4% as of September 30, 2010. The net increase in loan balances as a result of contracted PIK arrangements are separately identified in our Consolidated Statements of Cash Flows.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by either a first or second lien on the assets of the portfolio company, generally have terms of up to six years (but an expected average life of between three and four years). We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining solid credit quality.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in the following tables:

	September 30, 2011	September 30, 2010
Cost:
First lien debt	77.05%	72.61%
Second lien debt	13.97%	25.42%
Subordinated debt	7.40%	0.80%
Purchased equity	0.97%	0.39%
Equity grants	0.53%	0.75%
Limited partnership interests	0.08%	0.03%

Total	100.00%	100.00%

	September 30, 2011	September 30, 2010
Fair value:
First lien debt	78.14%	73.84%
Second lien debt	12.80%	24.45%
Subordinated debt	7.25%	0.78%
Purchased equity	1.12%	0.11%
Equity grants	0.60%	0.79%
Limited partnership interests	0.09%	0.03%

Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value as a percentage of total investments were as follows:

	September 30, 2011	September 30, 2010
Cost:
Healthcare services	19.65%	14.76%
Oil & gas equipment services	7.11%	0.00%
Healthcare equipment	6.16%	8.02%
Diversified support services	4.80%	4.43%
IT consulting & other services	4.23%	0.00%
Internet software & services	3.79%	0.00%
Construction and engineering	3.74%	4.22%
Leisure facilities	3.29%	1.16%
Electronic equipment & instruments	3.01%	5.59%
Specialty stores	2.99%	0.00%
Household products	2.70%	0.18%
Apparel, accessories & luxury goods	2.68%	3.97%
Education services	2.57%	7.58%
Fertilizers & agricultural chemicals	2.49%	4.51%
Home improvement retail	2.42%	5.51%
Pharmaceuticals	2.36%	0.00%
Integrated telecommunication services	2.25%	0.00%
Food distributors	1.80%	5.13%
Healthcare technology	1.77%	3.63%
Human resources & employment services	1.77%	0.00%
Electronic manufacturing services	1.75%	3.16%
Advertising	1.72%	3.35%
Auto parts & equipment	1.63%	0.00%
Distributors	1.61%	2.25%
Air freight & logistics	1.56%	2.36%
Trucking	1.48%	2.88%

	September 30, 2011	September 30, 2010
Environmental & facilities services	1.41%	1.51%
Restaurants	1.21%	2.11%
Leisure products	1.17%	0.00%
Diversified financial services	1.15%	0.00%
Data processing & outsourced services	1.10%	2.21%
Industrial machinery	0.90%	1.71%
Construction materials	0.58%	2.95%
Building products	0.58%	1.40%
Housewares & specialties	0.46%	2.06%
Multi-sector holdings	0.09%	0.02%
Movies & entertainment	0.02%	0.03%
Food retail	0.00%	3.31%

Total	100.00%	100.00%

Fair value:
Healthcare services	20.67%	15.83%
Oil & gas equipment services	7.38%	0.00%
Healthcare equipment	6.42%	8.57%
Diversified support services	5.02%	4.66%
IT consulting & other services	4.42%	0.00%
Internet software & services	3.91%	0.00%
Leisure facilities	3.43%	1.25%
Construction and engineering	3.20%	4.23%
Specialty stores	3.14%	0.00%
Electronic equipment & instruments	3.11%	5.83%
Apparel, accessories & luxury goods	3.00%	4.18%
Education services	2.69%	7.47%
Household products	2.67%	0.19%
Fertilizers & agricultural chemicals	2.61%	4.76%
Home improvement retail	2.46%	5.76%
Pharmaceuticals	2.46%	0.00%
Integrated telecommunication services	2.36%	0.00%
Food distributors	1.88%	5.38%
Human resources & employment services	1.87%	0.00%
Healthcare technology	1.87%	3.93%
Advertising	1.80%	3.52%
Environmental & facilities services	1.78%	0.91%
Auto parts & equipment	1.70%	0.00%
Distributors	1.69%	2.35%
Air freight & logistics	1.54%	2.49%
Leisure products	1.22%	0.00%
Diversified financial services	1.19%	0.00%
Restaurants	1.06%	2.15%
Industrial machinery	0.97%	1.81%
Electronic manufacturing services	0.77%	3.20%
Construction materials	0.61%	3.02%
Building products	0.43%	1.21%
Data processing & outsourced services	0.31%	2.26%
Housewares & specialties	0.23%	0.66%
Multi-sector holdings	0.11%	0.01%
Movies & entertainment	0.02%	0.05%
Trucking	0.00%	0.82%
Food retail	0.00%	3.50%

Total	100.00%	100.00%

Portfolio Asset Quality

We employ a grading system to assess and monitor the credit risk of our investment portfolio. We rate all investments on a scale from 1 to 5. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the investment, and other factors considered relevant to making a credit judgment.

•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•

Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new investments are initially rated 2.

•

Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

•

Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•

Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value, as of September 30, 2011 and September 30, 2010:

Investment Rating	September 30, 2011			September 30, 2010
	Fair Value (thousands)	% of Portfolio	Leverage Ratio	Fair Value (thousands)	% of Portfolio	Leverage Ratio
1	$ 81,335	7.26%	3.16	$ 89,150	15.81%	2.97
2	1,021,990	91.26%	3.87	424,495	75.29%	4.31
3	8,660	0.77%	NM(1)	18,056	3.20%	13.25
4	—	0.00%	—	23,823	4.23%	8.13
5	7,852	0.71%	NM(1)	8,297	1.47%	NM(1)

Total	$1,119,837	100.00%	3.82	$563,821	100.00%	4.53

(1)	Due to operating performance this ratio is not measurable and, as a result, is excluded from the total portfolio calculation.

We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. As of September 30, 2011, we had modified the payment terms of our investments in seven portfolio companies. Such modified terms may include increased PIK interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders.

Loans and Debt Securities on Non-Accrual Status

As of September 30, 2011, we had stopped accruing cash interest, PIK interest and original issue discount (“OID”) on four investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2011. As of September 30, 2010, we had stopped accruing cash interest, PIK interest and OID on five investments that had not paid all of their scheduled cash interest payments for the period ended

September 30, 2010. As of September 30, 2009, we had stopped accruing PIK interest and OID on five investments, including two investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2009.

Cash non-accrual status is inclusive of PIK and other noncash income, where applicable. The percentages of the Company’s portfolio investments at cost and fair value by accrual status for the periods ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

	September 30, 2011				September 30, 2010				September 30, 2009
(dollars in thousands)	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Accrual	$1,116,762	96.60%	$1,111,986	99.30%	$530,965	89.61%	$531,701	94.30%	$277,335	84.75%	$271,420	90.59%
PIK non-accrual	—	0.00%	—	0.00%	—	0.00%	—	0.00%	20,787	6.35%	12,639	4.22%
Cash non-accrual	39,320	3.40%	7,851	0.70%	61,532	10.39%	32,120	5.70%	29,110	8.90%	15,552	5.19%

Total	$1,156,082	100.00%	$1,119,837	100.00%	$592,497	100.00%	$563,821	100.00%	$327,232	100.00%	$299,611	100.00%

The non-accrual status of the Company’s portfolio investments as of September 30, 2011, September 30, 2010, and September 30, 2009 was as follows:

	September 30, 2011	September 30, 2010	September 30, 2009
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
CPAC, Inc.	—	—	PIK non-accrual
MK Network, LLC	—	Cash non-accrual	—
Martini Park, LLC	—	—	PIK non-accrual
Vanguard Vinyl, Inc.	—	Cash non-accrual	—
Nicos Polymers & Grinding, Inc.	—	Cash non-accrual	PIK non-accrual
Premier Trailer Leasing, Inc.	Cash non-accrual	Cash non-accrual	Cash non-accrual
Repechage Investments Limited	Cash non-accrual	—	—
O’Currance, Inc.	Cash non-accrual	—	—

Income non-accrual amounts related to the above investments for the years ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

(dollars in thousands)	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2009
Cash interest income	$5,815	$5,804	$2,938
PIK interest income	851	1,903	1,398
OID income	105	329	403

Total	$6,771	$8,036	$4,739

Discussion and Analysis of Results and Operations

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Net unrealized appreciation (depreciation) is the net change in the fair value of our investment portfolio and derivative instruments.

Comparison of years ended September 30, 2011 and September 30, 2010

Total Investment Income

Total investment income for the years ended September 30, 2011 and September 30, 2010 was $125.2 million and $70.5 million, respectively. For the year ended September 30, 2011, this amount primarily consisted of $108.3 million of interest income from portfolio investments (which included $13.7 million of PIK interest) and $16.7 million of fee income. For the year ended September 30, 2011, PIK interest increased due to an increase in total investments by approximately 99%, but decreased as a percentage of total income. For the year ended September 30, 2010, this amount primarily consisted of $63.9 million of interest income from portfolio investments (which included $10.0 million of PIK interest) and $6.0 million of fee income.

The increase in our total investment income for the year ended September 30, 2011 as compared to the year ended September 30, 2010 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to a net increase of 21 debt investments in our portfolio, partially offset by scheduled amortization repayments received and other debt payoffs and a decrease in the weighted average yield of our debt investments during the year over year period.

Expenses

Expenses for the years ended September 30, 2011 and September 30, 2010 were $59.5 million and $27.5 million, respectively. Expenses increased for the year ended September 30, 2011 as compared to the year ended September 30, 2010 by $32.0 million. This was due primarily to increases in:

•

Base management fee, which was attributable to a 98.6% increase in the fair value of the investment portfolio during the year due to an increase in new investment originations, partially offset by our investment advisor’s decision to permanently waive the base management fee on cash and cash equivalents beginning for the quarter ended March 31, 2010;

•	Incentive fee, which was attributable to a 56.0% increase in pre-incentive fee net investment income for the year-over-year period; and

•

Interest expense, which was attributable to a 995.7% increase in weighted average debt outstanding for the year-over-year period. The significant increase in interest expense for the year ended September 30, 2011 as compared to the year ended September 30, 2010 is attributable to our ability to obtain attractively priced debt to finance our investment operations. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Borrowings” for additional information regarding the terms of our borrowings. We intend to continue to use leverage to finance our investments when we expect that the returns derived from our debt-financed investments will exceed the costs of our debt and within the parameters discussed elsewhere in this prospectus, including the 200% asset coverage test applicable to us as a business development company and our targeted debt to targeted debt to equity ratio (excluding SBA debentures) of 0.6x. As a result, we expect that our interest expense will continue to increase in future periods, although not at the same pace as experienced during the year ended September 30, 2011, and such interest expense will be offset by the investment income generated by the investments financed with the related debt.

Gain on Extinguishment of Convertible Senior Notes

During the year ended September 30, 2011, we repurchased $17.0 million of our Convertible Notes in the open market and surrendered them to the Trustee for cancellation. The aggregate purchase price of these Con-

vertible Notes was $15.1 million. As such we recorded a gain in the amount of the difference between the reacquisition price and the net carrying amount of these Convertible Notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on extinguishment of debt we recorded was $1.5 million.

Net Investment Income

As a result of the $54.6 million increase in total investment income as compared to the $32.0 million increase in total expenses, net investment income for the year ended September 30, 2011 reflected a $24.1 million, or 56.0%, increase compared to the year ended September 30, 2010.

Realized Gain (Loss) on Investments and Interest Rate Swap

Realized gain (loss) is the difference between the proceeds received from dispositions of portfolio investments and interest rate swaps and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the year ended September 30, 2011, we recorded investment realization events, including the following:

•

In October 2010, we received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, we received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, we restructured our investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

•

In December 2010, we restructured our investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•

In December 2010, we received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2010, we received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•

In December 2010, we restructured our investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50;

•

In March 2011, we received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $0.3 million in accordance with ASC 470-50;

•

In March and April 2011, we received cash payments totaling $1.1 million from MK Network, LLC as part of a settlement of the loan agreement. In April 2011, we recorded a realized loss on this investment in the amount of $14.1 million;

•

In July 2011, we received a cash payment of $7.3 million from Filet of Chicken in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In July 2011, we received a cash payment of $19.8 million from Cenegenics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In August 2011, we terminated our interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation;

•

In September 2011, we received a cash payment of $19.1 million from Flatout, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

•	In September 2011, we received a cash payment of $0.1 million in connection with the sale of our investment in CPAC, Inc. We recorded a realized loss on this investment in the amount of $1.0 million.

During the year ended September 30, 2010, we recorded investment realization events, including the following:

•

In October 2009, we received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of our loan agreement with American Hardwoods Industries, LLC. We recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•

In October 2009, we received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•	In March 2010, we recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of our interest in CPAC, Inc.;

•

In August 2010, we received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In September 2010, we restructured our investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $2.6 million in accordance with EITF Abstract Issue No. 96-19;

•

In September 2010, we sold our investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. We recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, we exited our investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. We recorded a realized loss on this investment in the amount of $9.3 million.

Net Unrealized Appreciation (Depreciation) on Investments and Interest Rate Swap

Net unrealized appreciation or depreciation is the net change in the fair value of our investments and interest rate swap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended September 30, 2011, we recorded net unrealized depreciation of $6.5 million. This consisted of $34.6 million of net unrealized depreciation on debt investments, offset by $25.6 million of net reclassifications to realized losses on our investments and interest rate swaps (resulting in unrealized appreciation) and $2.5 million of net unrealized appreciation on equity investments. During the year ended September 30, 2010, we recorded net unrealized depreciation of $1.8 million. This consisted of $19.1 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.6 million of reclassifications to realized losses on our investments (resulting in unrealized appreciation) and $0.5 million of net unrealized appreciation on equity investments.

Comparison of years ended September 30, 2010 and September 30, 2009

Total Investment Income

Total investment income for the years ended September 30, 2010 and September 30, 2009 was $70.5 million and $49.8 million, respectively. For the year ended September 30, 2010, this amount primarily consisted of $63.9 million of interest income from portfolio investments (which included $10.0 million of PIK interest), and $6.0 million of fee income. For the year ended September 30, 2009, this amount primarily consisted of $46.0 million of interest income from portfolio investments (which included $7.4 million of PIK interest), and $3.5 million of fee income.

The increase in our total investment income for the year ended September 30, 2010 as compared to the year ended September 30, 2009 was primarily attributable to a net increase of 8 debt investments in our portfolio in the year-over-year period, partially offset by scheduled amortization repayments received and other debt payoffs during the same period.

Expenses

Expenses (net of the permanently waived portion of the base management fee) for the years ended September 30, 2010 and September 30, 2009 were $27.5 million and $18.4 million, respectively. Expenses increased for the year ended September 30, 2010 as compared to the year ended September 30, 2009 by $9.1 million. This was due primarily to increases in:

•

Base management fee, which was attributable to a 88.2% increase in the fair value of the investment portfolio during the year, partially offset by our investment advisor’s decision to permanently waive the base management fee on cash and cash equivalents beginning for the quarter ended March 31, 2010;

•	Incentive fee, which was attributable to a 37.2% increase in pre-incentive fee net investment income for the year-over-year period; and

•	Interest expense, which was attributable to a 350.1% increase in weighted average debt outstanding for the year-over-year period.

Net Investment Income

As a result of the $20.7 million increase in total investment income as compared to the $9.1 million increase in total expenses, net investment income for the year ended September 30, 2010 reflected a $11.6 million, or 37.2%, increase compared to the year ended September 30, 2009.

Realized Gain (Loss) on Investments and Interest Rate Swap

During the year ended September 30, 2010, we recorded investment realization events, including the following:

•

In October 2009, we received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of our loan agreement with American Hardwoods Industries, LLC. We recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•

In October 2009, we received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•	In March 2010, we recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of our interest in CPAC, Inc.;

•

In August 2010, we received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In September 2010, we restructured our investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $2.6 million in accordance with EITF Abstract Issue No. 96-19;

•

In September 2010, we sold our investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. We recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, we exited our investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. We recorded a realized loss on this investment in the amount of $9.3 million.

During the year ended September 30, 2009, we exited our investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on our investment in CPAC, Inc. in connection with our determination that the investment was permanently impaired based on, among other things, our analysis of changes in the portfolio company’s business operations and prospects.

Net Unrealized Appreciation (Depreciation) on Investments and Interest Rate Swap

During the year ended September 30, 2010, we recorded net unrealized depreciation of $1.8 million. This consisted of $19.1 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.6 million of reclassifications to realized losses on our investments (resulting in unrealized appreciation) and $0.5 million of net unrealized appreciation on equity investments. During the year ended September 30, 2009, we recorded net unrealized depreciation of $10.8 million. This consisted of $23.1 million of net unrealized depreciation on debt investments and $2.0 million of net unrealized depreciation on equity investments, offset by $14.3 million of reclassifications to realized losses on our investments (resulting in unrealized appreciation).

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt and funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity and debt offerings or credit facilities, as we deem appropriate.

For the year ended September 30, 2011, we experienced a net decrease in cash and cash equivalents of $9.1 million. During that period, we used $517.9 million of cash in operating activities, primarily for the funding of $703.5 million of investments and net revolvers, partially offset by $120.4 million of principal and PIK payments received and $67.1 million of net investment income. During the same period cash provided by financing activities was $508.8 million, primarily consisting of $206.8 million of proceeds from issuances of our common stock, $77.0 million of SBA borrowings, $136.9 million of proceeds from the issuance of our convertible senior notes (net of repurchases) and $178.0 million of net borrowings under our credit facilities, partially offset by $76.7 million of cash dividends paid, $0.8 million of offering costs paid and $12.4 million of deferred financing costs paid.

For the year ended September 30, 2010, we experienced a net decrease in cash and cash equivalents of $36.4 million. During that period, we used $239.2 million of cash in operating activities, primarily for the funding of $315.8 million of investments and net revolvers, partially offset by $36.8 million of principal and PIK payments received and $43.0 million of net investment income. During the same period cash provided by financing activities was $202.7 million, primarily consisting of $179.1 million of proceeds from issuances of our common stock and $73.0 million of SBA borrowings, partially offset by $41.8 million of cash dividends paid, $1.3 million of offering costs paid and $6.3 million of deferred financing costs paid.

As of September 30, 2011, we had $67.6 million in cash and cash equivalents, portfolio investments (at fair value) of $1.1 billion, $6.8 million of interest and fees receivable, $150.0 million of SBA debentures payable, $178.0 million of borrowings outstanding under our credit facilities, $135.0 million of convertible senior notes payable and unfunded commitments of $108.8 million.

As of September 30, 2010, we had $76.8 million in cash and cash equivalents, portfolio investments (at fair value) of $563.8 million, $3.8 million of interest and fees receivable, $73.0 million of SBA debentures payable, no borrowings outstanding under our credit facilities and unfunded commitments of $49.5 million.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned, future borrowings and future offerings of securities. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “Regulated Investment Company Status and Distributions” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of September 30, 2011, we were in compliance with this requirement. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Finally, through a wholly-owned subsidiary, we sought and obtained a license from the SBA to operate an SBIC. In this regard, on February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of September 30, 2011, our SBIC subsidiary had $75 million in regulatory capital. The SBA has issued a capital commitment to our SBIC subsidiary in the amount of $150 million, and $150.0 million of SBA debentures were outstanding as of September 30, 2011 that had a fair value of $102.0 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount (thousands)	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084%	0.285%
September 2011	11,700	2.877%	0.285%

We have received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

We have also submitted an application to the SBA for a second SBIC license. On May 27, 2011, we received a letter from the Investment Division of the SBA that invited us to continue moving forward with this application. If approved, this license would provide us with the capability to issue an additional $75 million of SBA-guaranteed debentures beyond the $150 million of SBA-guaranteed debentures we, through our wholly-owned subsidiary, currently have the ability to issue. However, there are no assurances that we will be successful in obtaining a second SBIC license from the SBA. If we are able to successfully obtain such an additional SBIC license, we would have similar relief from the 200% asset coverage ratio limitation as described above with respect to the SBIC debt securities issued by such SBIC subsidiary.

Significant capital transactions that have occurred since October 1, 2009

The following table reflects the dividend distributions per share that our Board of Directors has declared and we have paid, including shares issued under our DRIP, on our common stock from October 1, 2009 through October 31, 2011:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
November 12, 2009	December 10, 2009	December 29, 2009	$0.27	$9.7 million	44,420		$0.5 million
January 12, 2010	March 3, 2010	March 30, 2010	0.30	12.9 million	58,689		0.7 million
May 3, 2010	May 20, 2010	June 30, 2010	0.32	14.0 million	42,269		0.5 million
August 2, 2010	September 1, 2010	September 29, 2010	0.10	5.2 million	25,425		0.3 million
August 2, 2010	October 6, 2010	October 27, 2010	0.10	5.2 million	24,850		0.3 million
August 2, 2010	November 3, 2010	November 24, 2010	0.11	5.7 million	26,569		0.3 million
August 2, 2010	December 1, 2010	December 29, 2010	0.11	5.7 million	28,238		0.3 million
November 30, 2010	January 4, 2011	January 31, 2011	0.1066	5.4 million	36,038		0.5 million
November 30, 2010	February 1, 2011	February 28, 2011	0.1066	5.5 million	29,072		0.4 million
November 30, 2010	March 1, 2011	March 31, 2011	0.1066	6.5 million	43,766		0.6 million
January 30, 2011	April 1, 2011	April 29, 2011	0.1066	6.5 million	45,193		0.6 million
January 30, 2011	May 2, 2011	May 31, 2011	0.1066	6.5 million	48,870		0.6 million
January 30, 2011	June 1, 2011	June 30, 2011	0.1066	6.5 million	55,367		0.6 million
May 2, 2011	July 1, 2011	July 29, 2011	0.1066	7.1 million	58,829	(1)	0.6 million
May 2, 2011	August 1, 2011	August 31, 2011	0.1066	7.1 million	64,431	(1)	0.6 million
May 2, 2011	September 1, 2011	September 30, 2011	0.1066	7.2 million	52,487	(1)	0.5 million
August 1, 2011	October 14, 2011	October 31, 2011	0.1066	7.3 million	40,388	(1)	0.4 million

(1)	Shares were purchased on the open market and distributed.

The following table reflects share transactions that occurred from October 1, 2009 through September 30, 2011:

Date	Transaction	Shares	Share Price		Gross Proceeds (Uses)
January 27, 2010	Public offering	7,000,000	$11.20		$78.4 million
February 25, 2010	Underwriters’ exercise of over-allotment	300,500	11.20		3.4 million
June 21, 2010	Public offering(1)	9,200,000	11.50		105.8 million
December 2010	At-the-market offering	429,110	11.87	(3)	5.1 million
February 4, 2011	Public offering(1)	11,500,000	12.65		145.5 million
June 24, 2011	Public offering(2)	5,558,469	11.72		65.1 million

(1)	Includes the underwriters’ full exercise of their over-allotment option
(2)	Includes the underwriters’ partial exercise of their over-allotment option
(3)	Average offering price

Borrowings

On November 16, 2009, we and Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote special purpose subsidiary (“Funding”), entered into a Loan and Servicing Agreement (“Wells Agreement”) with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo Bank, National Association (“Wells Fargo”), as successor to Wachovia Bank, National Association (“Wachovia”), Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012. Funding was formed for the sole purpose of entering into the Wells Fargo facility and has no other operations.

On May 26, 2010, we amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, we received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013. The facility could be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto.

On November 5, 2010, we amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of our portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

On February 28, 2011, we amended the Wells Fargo facility to, among other things, reduce the interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, and extend the maturity date of the facility to February 25, 2014.

In connection with the Wells Fargo facility, we concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which we will sell to Funding certain loan assets we have originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which we pledged all of our equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or us to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

The Wells Fargo facility is secured by all of the assets of Funding, and all of our equity interest in Funding. We use the Wells Fargo facility to fund a portion of our loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of September 30, 2011, we had $39.5 million of borrowings outstanding under the Wells Fargo facility, which had a fair value of $39.5 million.

On May 27, 2010, we entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allowed for us to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and had a maturity date of May 27, 2013. The ING facility also allowed us to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility was $90 million, and the ING facility included an accordion feature that allows for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of our assets, as well as the assets of our wholly-owned subsidiary, FSFC Holdings, Inc., and our indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC, subject to certain exclusions for, among other things, equity interests in any of our SBIC subsidiaries and equity interests in Funding and Fifth Street Funding II, LLC (“Funding II”) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and us. Fifth Street Fund of Funds LLC and FSFC Holdings, Inc. were formed to hold certain of our portfolio companies for tax purposes and have no other operations. None of our SBIC subsidiaries, Funding or Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that we may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

On February 22, 2011, we amended the ING facility to, among other things, expand the borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million and the maturity date was extended to February 22, 2014.

On July 8, 2011, we amended the ING facility to, among other things, expand the borrowing capacity to $230 million and increase the accordion feature to allow for potential future expansion up to a total of $350 million. In addition, the ING facility’s interest rate was reduced to LIBOR plus 3.0% per annum, with no LIBOR floor, when the facility is drawn more than 35%. Otherwise, the interest rate will be LIBOR plus 3.25% per annum, with no LIBOR floor.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and Fifth Street Fund of Funds LLC guaranteed the obligations under the ING Security Agreement, including our obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, we pledged our entire equity interest in FSFC Holdings, Inc. and FSFC Holdings, Inc. pledged its entire equity interest in Fifth Street Fund of Funds LLC to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by us to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. On November 29, 2011, we amended the ING Credit Agreement to ensure that, based on our estimate of taxable income for the fiscal year ended September 30, 2011, we would remain in compliance with the annual distribution limit provision when we finalize our taxable income amount upon the filing of our tax return in June 2012.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. We cannot be assured that we will be able to borrow funds under the ING facility at any particular time or at all.

As of September 30, 2011, we had $133.5 million of borrowings outstanding under the ING facility, which had a fair value of $133.5 million.

On September 16, 2011, Funding II, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary, entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million. The Sumitomo facility bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor, matures on September 16, 2018 and includes an option for a one-year extension.

In connection with the Sumitomo facility, we concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which we will sell to Funding II certain loan assets we have originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or us to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of September 30, 2011, we had $5.0 million of borrowings outstanding under the Sumitomo facility, which had a fair value of $5.0 million.

As of September 30, 2011, except for assets that were funded through our SBIC subsidiary, substantially all of our assets were pledged as collateral under the Wells Fargo facility, ING facility or Sumitomo facility.

Interest expense for the years ended September 30, 2011, 2010 and 2009 was $15.1 million, $1.9 million and $0.6 million, respectively.

The following table describes significant financial covenants with which we must comply under each of our credit facilities on a quarterly basis. The Sumitomo facility does not require us to comply with significant financial covenants.

Facility	Financial Covenant	Description	Target Value	Reported Value (1)
Wells Fargo facility	Minimum shareholders’ equity (inclusive of affiliates)	Net assets shall not be less than $510 million plus 50% of the aggregate net proceeds of all sales of equity interests after February 25, 2011	$541 million	$776 million
	Minimum shareholders’ equity (exclusive of affiliates)	Net assets exclusive of affiliates other than Funding shall not be less than $250 million	$250 million	$684 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.00:1	2.00:1	3.62:1
ING facility	Minimum shareholders’ equity	Net assets shall not be less than the greater of (a) 55% of total assets; and (b) $510 million plus 50% of the aggregate net proceeds of all sales of equity interests after February 22, 2011	$602 million	$776 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.25:1	2.25:1	6.10:1
	Interest coverage ratio	Interest coverage ratio shall not be less than 2.50:1	2.50:1	12.42:1
	Eligible portfolio investments test	Aggregate value of (a) Cash and cash equivalents and (b) Portfolio investments rated 1, 2 or 3 shall not be less than $175 million	$175 million	$586 million

(1)	As contractually required, we report financial covenants based on the last filed quarterly or annual report, in this case our Form 10-Q for the quarter ended June 30, 2011. We were also in compliance with all financial covenants under these credit facilities based on the financial information contained in the Form 10-K for the year ended September 30, 2011.

We and our SBIC subsidiaries are also subject to certain regulatory requirements relating to our borrowings. For a discussion of such requirements, see “Regulation — Business Development Company Regulations” and “— Small Business Investment Company Regulations” in the accompanying prospectus.

The following table reflects credit facility and debenture transactions that occurred from October 1, 2009 through September 30, 2011. Amounts available are as of September 30, 2011.

Facility	Date	Transaction	Total Facility Amount	Upfront fee Paid	Total Availability		Remaining Availability	Interest Rate
Wells Fargo facility	November 16, 2009	Entered into credit facility	$50 million	$0.8 million				LIBOR + 4.00%
	May 26, 2010	Expanded credit facility	100 million	0.9 million				LIBOR + 3.50%
	February 28, 2011	Amended credit facility	100 million	0.4 million	$40 million	(1)	$—	LIBOR + 3.00%
ING facility	May 27, 2010	Entered into credit facility	90 million	0.8 million				LIBOR + 3.50%
	February 22, 2011	Expanded credit facility	215 million	1.6 million				LIBOR + 3.50%
	July 8, 2011	Expanded credit facility	230 million	0.4 million	230 million		96 million	LIBOR + 3.00%/3.25%(2)
SBA	February 16, 2010	Received capital commitment	75 million	0.8 million
	September 21, 2010	Received capital commitment	150 million	0.8 million	150 million		—	3.567% (3)
Sumitomo facility	September 16, 2011	Entered into credit facility	200 million	2.5 million	10 million	(1)	5 million	LIBOR + 2.25%

(1)	Availability to increase upon our decision to further collateralize the facility.
(2)	LIBOR plus 3.0% when the facility is drawn more than 35%. Otherwise, LIBOR plus 3.25%.
(3)	Weighted average interest rate of 3.567% (excludes the SBA annual charge of 0.285%).

On April 12, 2011, we issued $152 million unsecured convertible senior notes (“Convertible Notes”), including $2 million issued to Leonard M. Tannenbaum, our Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between us and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per year payable semiannually in arrears on April 1 and October 1 of each year, commencing on October 1, 2011. The Convertible Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when our shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, we will deliver shares of our common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

We may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect to us, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

For the year ended September 30, 2011, we recorded interest expense of $4.1 million related to the Convertible Notes.

We may, to the extent permitted by law, repurchase the Convertible Notes in the open market or by tender offer at any price or by private agreement without giving prior notice to holders. Any Convertible Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any Convertible Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the indenture. During the year ended September 30, 2011, we repurchased, and surrendered to the Trustee for cancellation, Convertible Notes as follows:

Trade Date	Settlement Date	Principal Repurchased (thousands)	Purchase Price (thousands)
8/1/2011	8/4/2011	$2,000	$1,820
8/3/2011	8/8/2011	5,000	4,525
8/5/2011	8/10/2011	10,000	8,725

Total		$17,000	$15,070

As of September 30, 2011, there were $135.0 million Convertible Notes outstanding, which had a fair value of $113.4 million.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of September 30, 2011, our only off-balance sheet arrangements consisted of $108.8 million of unfunded commitments, which was comprised of $102.7 million to provide debt financing to certain of our portfolio companies and $6.1 million related to unfunded limited partnership interests. As of September 30, 2010, our only off-balance sheet arrangements consisted of $49.5 million, which was comprised of $46.7 million to provide debt financing to certain of our portfolio companies and $2.8 million related to unfunded limited partnership interests. Such commitments are subject to our portfolio companies’ satisfaction of certain financial and nonfinancial convenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on our Consolidated Statement of Assets and Liabilities.

Contractual Obligations

The following table reflects information pertaining to debt outstanding under the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility and our Convertible Notes:

(amounts in thousands)	Debt Outstanding as of September 30, 2010	Debt Outstanding as of September 30, 2011	Weighted average debt outstanding for the year ended September 30, 2011	Maximum debt outstanding for the year ended September 30, 2011
SBA debentures payable	$73,000	$150,000	$125,462	$150,000
Wells Fargo facility	—	39,524	30,461	$85,000
ING facility	—	133,500	22,851	$133,500
Sumitomo facility	—	5,000	—	$5,000
Convertible senior notes payable	—	135,000	68,775	$152,000

Total debt	$73,000	$463,024	$247,549	$463,024

The following table reflects our contractual obligations arising from the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility, and our Convertible Notes:

	Payments due by period as of September 30, 2011
(amounts in thousands)	Total	< 1 year	1-3 years	3-5 years	> 5 years
SBA debentures payable	$150,000	$—	$—	$—	$150,000
Interest due on SBA debentures	53,813	5,773	11,556	11,572	24,912
Wells fargo facility	39,524	—	39,524	—	—
Interest due on Wells Fargo facility	3,083	1,280	1,803	—	—
ING facility	133,500	—	133,500	—	—
Interest due on ING facility	10,413	4,339	6,074	—	—
Sumitomo facility	5,000	—	—	—	5,000
Interest due on Sumitomo facility	858	123	246	246	243
Convertible senior notes payable	135,000	—	—	135,000	—
Interest due on convertible senior notes	32,703	7,256	14,513	10,934	—

Total	$563,894	$18,771	$207,216	$157,752	$180,155

A summary of the composition of unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of September 30, 2011 and September 30, 2010 is shown in the table below:

	September 30, 2011 (thousands)	September 30, 2010 (thousands)
JTC Education, Inc.	$14,000	$9,062
CRGT, Inc.	12,500	—
Charter Brokerage, LLC	6,176	—
Refac Optical Group	5,500	—
Rail Acquisition Corp.	5,446	4,799
Miche Bag, LLC	5,000	—
Dominion Diagnostics, LLC	5,000	—
ADAPCO, Inc.	4,250	5,750
Enhanced Recovery Company, LLC	4,000	3,623
DISA, Inc.	4,000	—
Traffic Control & Safety Corporation	3,014	—
Epic Acquisition, Inc.	3,000	2,700
Phoenix Brands Merger Sub LLC	3,000	—
Discovery Practice Management, Inc.	3,000	—
Titan Fitness, LLC	2,957	—
IZI Medical Products, Inc.	2,500	2,500
Eagle Hospital Physicians, Inc.	2,500	2,500
HealthDrive Corporation	2,000	1,500
Mansell Group, Inc.	2,000	2,000
Specialty Bakers, LLC	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	—
Cardon Healthcare Network, LLC	2,000	—
Milestone Partners IV, LP (limited partnership interest)	2,000	—
Tegra Medical, LLC	1,500	4,000

	September 30, 2011 (thousands)	September 30, 2010 (thousands)
Flatout, Inc.	1,500	1,500
IOS Acquisitions, Inc.	1,250	—
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
Best Vinyl Fence & Deck, LLC	1,000	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	960	—
Riverlake Equity Partners II, LP (limited partnership interest)	878	966
Welocalize, Inc.	750	—
Baird Capital Partners V, LP (limited partnership interest)	701	—
Riverside Fund IV, LP (limited partnership interest)	555	864
Saddleback Fence and Vinyl Products, Inc.	400	—
Advanced Pain Management	267	—
Trans-Trade, Inc.	200	500
AmBath/ReBath Holdings, Inc.	—	1,500
Vanguard Vinyl, Inc.	—	1,250
NDSSI Holdings, LLC.	—	1,500

Total	$108,804	$49,514

Regulated Investment Company Status and Dividends

We elected, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital. In this regard, the Company currently estimates that a small portion of the distributions it paid to stockholders in the 2011 calendar year may include a return of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis (e.g., calendar year 2011). We anticipate timely distribution of our taxable income within the tax rules; however, we incurred a de minimis U.S. federal excise tax for calendar years 2008, 2009 and 2010. We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, we are partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. Also, the covenants under the Wells Fargo facility could, under certain circumstances, restrict Fifth Street Funding, LLC from making distributions to us and, as a result, hinder our ability to satisfy the distribution requirement. Similarly, the covenants contained in the ING facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement.

In addition, we may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Pursuant to a recent revenue procedure (Revenue Procedure 2010-12), or the Revenue Procedure, issued by the Internal Revenue Service, or IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for federal income tax purposes. In order to qualify for such treatment, the Revenue Procedure requires that at least 10% of the total distribution be payable in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder’s distribution in cash). This Revenue Procedure applies to distributions declared on or before December 31, 2012 with respect to taxable years ending on or before December 31, 2011. We have no current intention of paying dividends in shares of our stock.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board of Directors and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents, and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the years ended September 30, 2011, 2010 and 2009, we have paid our investment adviser $36.5 million, $20.0 million and $13.7 million, respectively, under the investment advisory agreement.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and their respective staffs. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. Although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. We have paid FSC, Inc. $2.9 million, $2.0 million and $1.3 million for the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, respectively, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Recent Developments

In October 2011, we repurchased $10.5 million principal of our Convertible Notes in the open market for an aggregate purchase price of $8.9 million and surrendered these Convertible Notes to the Trustee for cancellation.

On November 1, 2011, CD OPCO LLC (dba “Nicos Polymers & Grinding, Inc.”) was merged into Coll Materials Group LLC. After the merger, the owners of CD OPCO LLC hold 50% of Coll Materials Group LLC, and we hold 23.25% of Coll Materials Group LLC. Our first lien revolver and term loan were consolidated into a $13.7 million second lien term loan with a scheduled maturity of three years that bears monthly cash interest at a rate of 12.0% per annum.

On August 23, 2011, Premier Trailer Leasing, Inc. filed for Chapter 11 bankruptcy protection in Delaware. We objected to a debtor-proposed plan of reorganization, and presented our evidence in support of a competing valuation in the court. On November 10, 2011, a bankruptcy court judge confirmed a plan of reorganization for Premier Trailer Leasing, Inc. which provided no recovery for us.

On November 10, 2011, our Board of Directors declared the following monthly dividends:

•	$0.0958 per share, payable on January 31, 2012 to stockholders of record on January 13, 2012;

•	$0.0958 per share, payable on February 29, 2012 to stockholders of record on February 15, 2012; and

•	$0.0958 per share, payable on March 30, 2012 to stockholders of record on March 15, 2012.

On November 14, 2011, we received a cash payment of $21.6 million from IZI Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par, and the amount received included an exit fee of $0.8 million and a prepayment fee of $0.6 million. We also received a cash payment of $1.1 million in return for our 453,755 preferred units of IZI Holdings, LLC, which were granted to us as part of the original investment funding on March 31, 2009.

On November 28, 2011, we transferred the listing of our common stock from the New York Stock Exchange to the Nasdaq Global Select Market, where it continues to trade under the symbol “FSC.”

On November 29, 2011, we amended the ING Credit Agreement to ensure that, based on our estimate of taxable income for the fiscal year ended September 30, 2011, we would remain in compliance with the annual distribution limit provision when we finalize our taxable income amount upon the filing of our tax return in June 2012.

On November 30, 2011, we amended the Wells Fargo facility to reduce the interest rate from LIBOR plus 3.0% per annum, with no LIBOR floor, to LIBOR plus 2.75% per annum, with no LIBOR floor.

Recently Issued Accounting Standards

See Note 2 to the Consolidated Financial Statements for a description of recent accounting pronouncements, including the expected dates of adoption and the anticipated impact on the Consolidated Financial Statements.

UNDERWRITING

Credit Suisse Securities (USA) LLC and RBC Capital Markets, LLC are acting as underwriters of the offering. Subject to the terms and conditions stated in the underwriting agreement dated                     , 2012, each underwriter named below severally agrees to purchase the number of shares indicated in the following table:

Underwriters	Number of Shares
Credit Suisse Securities (USA) LLC
RBC Capital Markets, LLC

Total	10,000,000

The underwriters are committed to take and pay for all of the shares being offered, other than the shares covered by the option described below.

The underwriters propose to offer the shares of common stock offered hereby from time to time for sale in one or more transactions on the Nasdaq Global Select Market, in the over-the-counter-market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, subject to receipt and acceptance by the underwriter and subject to the underwriters’ right to reject any order in whole or in part. The underwriters may effect such transactions by selling the shares of common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriter and/or purchasers of shares of common stock for whom they may act as agents or to whom they may sell as principal.

Option to Purchase Additional Shares

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional 1,500,000 shares from us at a price of $             per share. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

We estimate that our share of the total expenses of the offering, excluding underwriting discounts, will be approximately $400,000.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

Lock-up Agreements

We and our officers and directors have agreed with the underwriters, subject to certain exceptions, not to issue, sell, dispose of or hedge any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus supplement continuing through the date 30 days after the date of this prospectus supplement, except with the prior written consent of Credit Suisse Securities (USA) LLC.

The 30-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 30-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 30-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 30-day restricted period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

Short Positions

In connection with the offering, Credit Suisse Securities (USA) LLC, on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may maintain or otherwise affect the market price of our common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the Nasdaq Global Select Market, in the over-the-counter market or otherwise.

Potential Conflicts of Interest

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the issuer, for which they received or will receive customary fees and expenses. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. Certain of the net proceeds from the sale of our common stock, not including underwriting compensation, may be paid to affiliates of RBC Capital Markets, LLC in connection with the repayment of debt owed under the ING facility. As a result, RBC Capital Markets, LLC and/or its affiliates may receive more than 5% of the net proceeds of this offering, not including underwriting compensation.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus supplement, the accompanying prospectus or any other material relating to us or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so.

Notice to Prospective Investors in European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”) an offer to the public of any shares which are the subject of the offering contemplated by this prospectus (the “Shares”) may not be made in that Relevant Member State except that an offer to the public in that Relevant Member State of any Shares may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

(a) to any legal entity which is a qualified investor as defined under the Prospectus Directive;

(b) by the Managers to fewer than 100, or, if the Relevant Member State has implemented the relevant provisions of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of Lead Manager for any such offer; or

(c) in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of Shares shall result in a requirement for the Issuer or any Manager to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer to the public” in relation to any Shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any Shares to be offered so as to enable an investor to decide to purchase any Shares, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State. The expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in each Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

The EEA selling restriction is in addition to any other selling restrictions set out in this prospectus.

Notice to Prospective Investors in Australia

This offering memorandum is not a formal disclosure document and has not been, nor will be, lodged with the Australian Securities and Investments Commission. It does not purport to contain all information that an investor or their professional advisers would expect to find in a prospectus or other disclosure document (as defined in the Corporations Act 2001 (Australia)) for the purposes of Part 6D.2 of the Corporations Act 2001 (Australia) or in a product disclosure statement for the purposes of Part 7.9 of the Corporations Act 2001 (Australia), in either case, in relation to the securities.

The securities are not being offered in Australia to “retail clients” as defined in sections 761G and 761GA of the Corporations Act 2001 (Australia). This offering is being made in Australia solely to “wholesale clients” for the purposes of section 761G of the Corporations Act 2001 (Australia) and, as such, no prospectus, product disclosure statement or other disclosure document in relation to the securities has been, or will be, prepared.

This offering memorandum does not constitute an offer in Australia other than to persons who do not require disclosure under Part 6D.2 of the Corporations Act 2001 (Australia) and who are wholesale clients for the purposes of section 761G of the Corporations Act 2001 (Australia). By submitting an application for our securities, you represent and warrant to us that you are a person who does not require disclosure under Part 6D.2 and who is a wholesale client for the purposes of section 761G of the Corporations Act 2001 (Australia). If any recipient of this offering memorandum is not a wholesale client, no offer of, or invitation to apply for, our securities shall be deemed to be made to such recipient and no applications for our securities will be accepted from such recipient. Any offer to a recipient in Australia, and any agreement arising from acceptance of such offer, is personal and may only be accepted by the recipient. In addition, by applying for our securities you undertake to us that, for a period of 12 months from the date of issue of the securities, you will not transfer any interest in the securities to any person in Australia other than to a person who does not require disclosure under Part 6D.2 and who is a wholesale client.

Notice to Prospective Investors in Hong Kong

The contents of this prospectus have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this prospectus, you should obtain independent professional advice. Please note that (i) our securities may not be offered or sold in Hong Kong, by means of this prospectus or any document other than to “professional investors” within the meaning of Part I of Schedule 1 of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) (SFO) and any rules made thereunder, or in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong) (CO) or which do not constitute an offer or invitation to the public for the purpose of the CO or the SFO, and (ii) no advertisement, invitation or document relating to our securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere) which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the SFO and any rules made thereunder.

Notice to Prospective Investors in Japan

Our securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and our securities will not be offered or sold, directly or indirectly, in Japan, or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan, or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Notice to Prospective Investors in Singapore

This document has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this document and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of our securities may not be circulated or distributed, nor may our securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275, of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where our securities are subscribed or purchased under Section 275 by a relevant person which is:

(a) a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

(b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

securities (as defined in Section 239(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired our securities pursuant to an offer made under Section 275 except:

(1) to an institutional investor or to a relevant person defined in Section 275(2) of the SFA, or to any person arising from an offer referred to in Section 275(1A) or Section 276(4)(i)(B) of the SFA;

(2) where no consideration is or will be given for the transfer;

(3) where the transfer is by operation of law; or

(4) as specified in Section 276(7) of the SFA.

Notice to Prospective Investors in Switzerland

The Prospectus does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations (“CO”) and the shares will not be listed on the SIX Swiss Exchange. Therefore, the Prospectus may not comply with the disclosure standards of the CO and/or the listing rules (including any prospectus schemes) of the SIX Swiss Exchange. Accordingly, the shares may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors, which do not subscribe to the shares with a view to distribution.

Notice to Prospective Investors in United Kingdom

This prospectus is only being distributed to and is only directed at: (1) persons who are outside the United Kingdom; (2) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (3) high net worth companies, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons falling within (1)-(3) together being referred to as “relevant persons”). The shares are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such shares will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this prospectus or any of its contents.

Electronic Delivery

The underwriters may make prospectuses available in electronic format. A prospectus in electronic format may be made available on the website maintained by any of the underwriters, and underwriters may distribute such prospectuses electronically. The underwriters may agree with us to allocate a limited number of shares for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

The addresses of the underwriters are: Credit Suisse Securities (USA) LLC, One Madison Avenue, New York, NY 10010 and RBC Capital Markets, LLC, 200 Vesey Street, New York, New York 10281.

LEGAL MATTERS

The validity of the shares of common stock offered by this prospectus supplement and certain other legal matters will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters related to the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Consolidated Financial Statements and financial statement schedule as of September 30, 2011 and for the year ended September 30, 2011, included in this prospectus supplement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. The Consolidated Financial Statements and financial statement schedule as of September 30, 2010 and for the year ended September 30, 2010, included in the accompanying prospectus, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing therein.

The consolidated financial statements as of September 30, 2009 (not included herein), and for the year ended September 30, 2009, included in this prospectus supplement, has been audited by Grant Thornton LLP, our former independent registered public accounting firm, as stated in their report appearing herein.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 11, 2010, we dismissed Grant Thornton LLP as our independent registered public accounting firm. During the fiscal years ended September 30, 2008 and 2009 and through February 11, 2010, there were no disagreements between us and Grant Thornton LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years.

On February 11, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our Consolidated Financial Statements for the fiscal year ended September 30, 2010.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

We file with or furnish to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Fifth Street Finance Corp.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets and cash flows, present fairly, in all material respects, the financial position of Fifth Street Finance Corp. (“the Company”) at September 30, 2011 and September 30, 2010, and the results of its operations, its changes in net assets and its cash flows for each of the two years in the period ended September 30, 2011, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities at September 30, 2011 by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

New York, New York

November 29, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of

Fifth Street Finance Corp.

We have audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fifth Street Finance Corp. (a Delaware corporation) (the “Company”) as of September 30, 2009 (not included herein), and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights (included in Note 12), for the year ended September 30, 2009. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included physical inspection or confirmation of securities owned as of September 30, 2009. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fifth Street Finance Corp. as of September 30, 2009, and the results of operations, changes in net assets and its cash flows and financial highlights. for the year ended September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/    GRANT THORNTON LLP

New York, New York

December 9, 2009

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities

(in thousands, except per share amounts)

	September 30, 2011	September 30, 2010
ASSETS
Investments at Fair Value:
Control investments (cost September 30, 2011: $13,726; cost September 30, 2010: $12,195)	$14,500	$3,700
Affiliate investments (cost September 30, 2011: $34,182; cost September 30, 2010: $50,134)	25,897	47,222
Non-control/Non-affiliate investments (cost September 30, 2011: $1,108,174; cost September 30, 2010: $530,168)	1,079,440	512,899

Total Investments at Fair Value (cost September 30, 2011: $1,156,082; cost September 30, 2010: $592,497)	1,119,837	563,821
Cash and cash equivalents	67,644	76,765
Interest and fees receivable	6,752	3,814
Due from portfolio company	552	103
Deferred financing costs	14,668	5,466
Collateral posted to bank and other assets	264	1,957

Total Assets	$1,209,717	$651,926

LIABILITIES AND NET ASSETS

Liabilities:
Accounts payable, accrued expenses and other liabilities	$1,175	$1,322
Base management fee payable	5,710	2,876
Incentive fee payable	4,997	2,859
Due to FSC, Inc.	1,480	1,083
Interest payable	4,669	283
Payments received in advance from portfolio companies	35	1,331
Credit facilities payable	178,024	—
SBA debentures payable	150,000	73,000
Convertible senior notes payable	135,000	—

Total Liabilities	481,090	82,754

Net Assets:
Common stock, $0.01 par value, 150,000 shares authorized, 72,376 and 54,550 shares issued and outstanding at September 30, 2011 and September 30, 2010	724	546
Additional paid-in-capital	829,620	619,760
Net unrealized depreciation on investments and interest rate swap	(35,976)	(29,449)
Net realized loss on investments and interest rate swap	(63,485)	(33,091)
Accumulated undistributed (overdistributed) net investment income	(2,256)	11,406

Total Net Assets	728,627	569,172

Total Liabilities and Net Assets	$1,209,717	$651,926

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Interest income:
Control investments	$89	$183	$—
Affiliate investments	4,265	7,619	10,633
Non-control/Non-affiliate investments	90,224	46,090	27,931
Interest on cash and cash equivalents	19	237	209

Total interest income	94,597	54,129	38,773

PIK interest income:
Control investments	347	—	—
Affiliate investments	989	1,227	1,634
Non-control/Non-affiliate investments	12,339	8,777	5,821

Total PIK interest income	13,675	10,004	7,455

Fee income:
Control investments	127	—	—
Affiliate investments	667	1,433	1,102
Non-control/Non-affiliate investments	15,888	4,538	2,440

Total fee income	16,682	5,971	3,542

Dividend and other income:
Non-control/Non-affiliate investments	211	434	23
Other income	—	—	35

Total dividend and other income	211	434	58

Total investment income	125,165	70,538	49,828

Expenses:
Base management fee	19,656	10,002	6,061
Incentive fee	16,782	10,756	7,841
Professional fees	2,709	1,349	1,493
Board of Directors fees	452	278	310
Interest expense	15,137	1,929	637
Administrator expense	1,699	1,322	796
General and administrative expenses	3,083	2,605	1,500

Total expenses	59,518	28,241	18,638
Base management fee waived	—	(727)	(172)

Net expenses	59,518	27,514	18,466

Gain on extinguishment of convertible senior notes	1,480	—	—

Net investment income	67,127	43,024	31,362
Unrealized appreciation (depreciation) on interest rate swap	773	(773)	—
Realized loss on interest rate swap	(1,335)	—	—
Unrealized appreciation (depreciation) on investments:
Control investments	9,437	(2,141)	(1,792)
Affiliate investments	(5,374)	3,294	286
Non-control/Non-affiliate investments	(11,362)	(2,207)	(9,289)

Net unrealized depreciation on investments	(7,299)	(1,054)	(10,795)

Realized loss on investments:
Control investments	(7,806)	—	—
Affiliate investments	(14,146)	(6,937)	(4,000)
Non-control/Non-affiliate investments	(7,107)	(11,844)	(10,373)

Total realized loss on investments	(29,059)	(18,781)	(14,373)

Net increase in net assets resulting from operations	$30,207	$22,416	$6,194

Net Investment Income per common share — basic	$1.05	$0.95	$1.27
Earnings per common share — basic	$0.47	$0.49	$0.25
Weighted average common shares outstanding — basic	64,057	45,441	24,654
Net Investment Income per common share — diluted	$1.01	$0.95	$1.27
Earnings per common share — diluted	$0.47	$0.49	$0.25
Weighted average common shares outstanding — diluted	68,716	45,441	24,654

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$67,127	$43,024	$31,362
Net unrealized depreciation on investments and interest rate swap	(6,526)	(1,827)	(10,795)
Net realized loss on investments and interest rate swap	(30,394)	(18,781)	(14,373)

Net increase in net assets resulting from operations	30,207	22,416	6,194

Stockholder transactions:
Distributions to stockholders	(80,790)	(43,737)	(29,592)

Net decrease in net assets from stockholder transactions	(80,790)	(43,737)	(29,592)

Capital share transactions:
Issuance of common stock, net	205,947	178,018	137,625
Issuance of common stock under dividend reinvestment plan	4,091	1,919	2,455
Repurchases of common stock	—	—	(462)

Net increase in net assets from capital share transactions	210,038	179,937	139,618

Total increase in net assets	159,455	158,616	116,220
Net assets at beginning of period	569,172	410,556	294,336

Net assets at end of period	$728,627	$569,172	$410,556

Net asset value per common share	$10.07	$10.43	$10.84

Common shares outstanding at end of period	72,376	54,550	37,879

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows

(in thousands, except per share amounts)

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Cash flows from operating activities:
Net increase in net assets resulting from operations	$30,207	$22,416	$6,194
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Gain on extinguishment of convertible senior notes	(1,480)	—	—
Net unrealized depreciation on investments and interest rate swap	6,526	1,827	10,795
Net realized losses on investments and interest rate swap	30,394	18,780	14,373
PIK interest income	(13,675)	(10,004)	(7,455)
Recognition of fee income	(16,681)	(5,971)	(3,542)
Accretion of original issue discount on investments	(2,063)	(893)	(843)
Amortization of deferred financing costs	2,747	798	—
Other income	—	—	(35)
Changes in operating assets and liabilities:
Fee income received	21,890	11,882	3,896
Increase in interest and fees receivable	(1,715)	(947)	(499)
(Increase) decrease in due from portfolio company	(449)	51	(74)
(Increase) decrease in collateral posted to bank and other assets	358	(1,906)	(15)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	629	(176)	156
Increase in base management fee payable	2,834	1,324	171
Increase in incentive fee payable	2,138	915	130
Increase in due to FSC, Inc.	397	379	130
Increase (decrease) in interest payable	4,386	283	(39)
Increase (decrease) in payments received in advance from portfolio companies	(1,296)	1,140	57
Purchases of investments and net revolver activity, net of syndications	(703,461)	(315,777)	(61,200)
Principal payments received on investments (scheduled payments)	31,718	12,026	6,452
Principal payments received on investments (payoffs)	78,635	22,768	11,100
PIK interest income received in cash	9,988	1,619	428
Proceeds from the sale of investments	50	306	144

Net cash used in operating activities	(517,923)	(239,160)	(19,676)

Cash flows from financing activities:
Dividends paid in cash	(76,699)	(41,818)	(27,136)
Repurchases of common stock	—	—	(462)
Borrowings under SBA debentures payable	77,000	73,000	—
Borrowings under credit facilities	658,500	43,000	29,500
Repayments of borrowings under credit facilities	(480,476)	(43,000)	(29,500)
Proceeds from the issuance of convertible senior notes	152,000	—	—
Repurchases of convertible senior notes	(15,070)	—	—
Proceeds from the issuance of common stock	206,788	179,125	138,578
Deferred financing costs paid	(12,400)	(6,264)	—
Offering costs paid	(841)	(1,323)	(1,005)

Net cash provided by financing activities	508,802	202,720	109,975

Net increase (decrease) in cash and cash equivalents	(9,121)	(36,440)	90,299
Cash and cash equivalents, beginning of period	76,765	113,205	22,906

Cash and cash equivalents, end of period	$67,644	$76,765	$113,205

Supplemental Information:
Cash paid for interest	$7,553	$848	$426
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$4,091	$1,919	$2,455

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments (3)
Lighting By Gregory, LLC (9)(13)(14)	Housewares & Specialties
First Lien Term Loan A, 9.75% PIK due 2/28/2013		$4,366	$3,996	$2,526
First Lien Bridge Loan, 8% PIK due 3/31/2012		112	113	—
97.38% membership interest			1,210	—

			5,319	2,526
Nicos Polymers & Grinding, Inc.	Environmental & facilities services
First Lien Term Loan, 8% cash due 12/4/2017		5,347	5,280	5,189
First Lien Revolver, 8% cash due 12/4/2017		1,500	1,500	1,551
50% Membership interest in CD Holdco, LLC			1,627	5,234

			8,407	11,974

Total Control Investments			$13,726	$14,500

Affiliate Investments (4)
O’Currance, Inc.(13)(14)	Data Processing & Outsourced Services
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012		$11,414	$11,254	$3,173
First Lien Term Loan B, 12.875% cash 4% PIK 3/21/2012		1,164	1,140	324
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130	—
3.3% Membership Interest in O’Currance Holding Co., LLC			250	—

			12,774	3,497
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013		5,712	5,527	5,843
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013		15,161	14,801	15,067
1,080,399 shares of Series A Preferred Stock			1,080	1,490

			21,408	22,400

Total Affiliate Investments			$34,182	$25,897

Non-Control/Non-Affiliate Investments (7)
Repechage Investments Limited (13)(14)	Restaurants
First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011		$3,558	$3,412	$1,829
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750	—

			4,162	1,829
Traffic Control & Safety Corporation (9)	Construction and Engineering
Senior Term Loan, LIBOR+9% cash due 6/29/2012		5,000	4,870	4,957
Senior Revolver, LIBOR+9% cash due 6/29/2012		11,986	11,754	11,966
Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015		20,795	20,602	17,545
Subordinated Loan, 15% PIK due 5/28/2015		5,325	5,325	1,346
24,750 shares of Series B Preferred Stock			247	—
43,494 shares of Series D Preferred Stock			435	—
25,000 shares of Common Stock			3	—

			43,236	35,814
TBA Global, LLC	Advertising
53,994 Senior Preferred Shares			216	388
191,977 Shares A Shares			192	74

			408	462
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (4.75% floor) cash due 8/8/2012		750	749	757
First Lien Term Loan B, 12.5% cash 2.5% PIK due 8/8/2012		5,776	5,750	5,814
1,000 Common Units (6)			43	181

			6,542	6,752

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Boot Barn	Apparel, accessories & luxury goods and footwear
255.78 shares of Series A&B Preferred Stock			247	71
1,354 shares of Common Stock			9	9

			256	80
Premier Trailer Leasing, Inc. (9)(13)(14)	Trucking
Second Lien Term Loan, 13.25% cash 3.25% PIK due 10/23/2012		19,070	17,064	—
285 shares of Common Stock			1	—

			17,065	—
Capital Equipment Group, Inc. (9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013		10,278	10,112	10,226
33,463 shares of Common Stock			345	634

			10,457	10,860
Rail Acquisition Corp.	Electronic manufacturing services
First Lien Term Loan, 8% cash 4% PIK due 9/1/2013		18,415	15,636	4,106
First Lien Revolver, 7.85% cash due 9/1/2013		4,554	4,554	4,554

			20,190	8,660
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		6,844	6,736	6,840

			6,736	6,840
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200

			200	262
HealthDrive Corporation	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		6,263	6,049	6,352
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,282	10,212	10,217
First Lien Revolver, 12% cash due 7/17/2013 (11)			(7)	—

			16,254	16,569
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		18,895	18,631	18,938

			18,631	18,938
Cenegenics, LLC	Healthcare services
414,419 Common Units (6)			598	1,060

			598	1,060
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% cash due 3/31/2014		3,236	3,215	3,244
First Lien Term Loan B, 13% cash 3% PIK due 3/31/2014		17,258	16,861	17,061
First Lien Revolver, 10% cash due 3/31/2014 (11)			(25)	—
453,755 Preferred units of IZI Holdings, LLC			454	642

			20,505	20,947
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 13% cash 2.5% PIK due 9/10/2014		12,523	12,287	11,763
First Lien Revolver, 12% cash due 9/10/2014		5,800	5,697	5,479

			17,984	17,242

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Riverlake Equity Partners II, LP	Multi-sector holdings
1.89% limited partnership interest (16)			122	122

			122	122
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest (16)			445	445

			445	445
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% cash due 12/17/2014		8,000	7,871	8,010
First Lien Term Loan B, 12% cash 2% PIK due 12/17/2014		15,521	15,306	15,371
First Lien Term Revolver, 10% cash due 12/17/2014		5,750	5,623	5,809

			28,800	29,190
Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		3,500	3,500	3,497
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		22,999	22,999	22,600
First Lien Term Revolver, LIBOR+6.5% (3% floor) cash due 12/30/2014 (10)		1,500	1,500	1,479

			27,999	27,576
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (3% floor) cash due 12/31/2014		30,134	29,467	29,780
First Lien Revolver, LIBOR+9.5% (3.25% floor) cash due 12/31/2014 (11)			(305)	—
17,391 Shares of Series A-1 Preferred Stock			313	313
17,391 Shares of Common Stock			187	83

			29,662	30,176
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		22,540	22,244	22,744
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		22,551	22,270	22,226
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014		2,500	2,449	2,501

			46,963	47,471
Psilos Group Partners IV, LP	Multi-sector holdings
2.52% limited partnership interest (12)(16)			—	—

			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		10,675	10,512	10,654
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,142	9,001	9,067
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015 (11)			(29)	—

			19,484	19,721
NDSSI Holdings, LLC	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (3% floor) cash 1% PIK due 12/31/2012		29,788	29,370	29,278
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2012		3,500	3,435	3,538
2,000 Series D Preferred Units			2,047	2,047

			34,852	34,863
Eagle Hospital Physicians, Inc. (9)	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		25,400	24,907	25,246
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015 (11)			(42)	—

			24,865	25,246

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		13,961	13,713	13,945
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,070	10,882	11,015
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015 (11)			(69)	—

			24,526	24,960
Epic Acquisition, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+8% (3% floor) cash due 8/13/2015		8,329	8,189	8,343
First Lien Term Loan B, 12.25% cash 3% PIK due 8/13/2015		17,246	16,962	17,281
First Lien Revolver, LIBOR+6.5% (3% floor) cash due 8/13/2015(11)			(50)	—

			25,101	25,624
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		8,325	8,148	8,220
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,770	10,756
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,000	1,916	2,029

			20,834	21,005
CRGT, Inc.	IT consulting & other services
First Lien Term Loan A, LIBOR+7.5% cash due 10/1/2015		27,913	27,495	27,659
First Lien Term Loan B, 12.5% cash 10/1/2015		22,000	21,648	21,869
First Lien Revolver, LIBOR+7.5% cash due 10/1/2015(11)			(200)	—

			48,943	49,528
Welocalize, Inc.	Internet software & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 11/19/2015		15,990	15,720	15,668
First Lien Term Loan B, LIBOR+9% (2% floor) cash 1.25% PIK due 11/19/2015		21,231	20,888	20,983
First Lien Revolver, LIBOR+7% (2% floor) cash due 11/19/2015		5,250	5,152	5,162
2,086,163 Common Units in RPWL Holdings, LLC			2,086	1,973

			43,846	43,786
Miche Bag, LLC	Apparel, accessories & luxury goods
First Lien Term Loan A, LIBOR+9% (3% floor) cash due 12/7/2013		13,708	13,353	13,735
First Lien Term Loan B, LIBOR+10% (3% floor) cash 3% PIK due 12/7/2015		17,425	14,983	17,115
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(11)			(105)	—
10,371 Preferred Equity units in Miche Holdings, LLC(6)			1,037	1,169
146,289 Series D Common Equity units in Miche Holdings, LLC(6)			1,463	1,496

			30,731	33,515
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.50% limited partnership interest(16)			40	40

			40	40
Dominion Diagnostics, LLC(9)	Healthcare services
First Lien Term Loan A, LIBOR+7% (2.5% floor) cash due 12/17/2015		29,550	29,030	29,442
First Lien Term Loan B, LIBOR+10.5% (2.5% floor) cash 1% PIK due 12/17/2015		20,008	19,675	19,546
First Lien Revolver, LIBOR+6.5% (2.5% floor) cash due 12/17/2015(11)			(83)	—

			48,622	48,988
Advanced Pain Management	Healthcare services

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
First Lien Term Loan, LIBOR+5% (1.75% floor) cash due 12/22/2015		8,046	7,923	8,007
First Lien Revolver, LIBOR+5% (1.75% floor) cash due 12/22/2015		133	129	135

			8,052	8,142
DISA, Inc.	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 12/30/2015		12,460	12,256	12,542
First Lien Term Loan B, LIBOR+10% (1% floor) cash 1.5% PIK due 12/30/2015		8,395	8,264	8,410
First Lien Revolver, LIBOR+6% (1% floor) cash due 12/30/2015(11)			(63)	—

			20,457	20,952
Saddleback Fence and Vinyl Products, Inc.	Building products
First Lien Term Loan, 8% cash due 11/30/2013		773	773	773
First Lien Revolver, 8% cash due 11/30/2013			—	—

			773	773
Best Vinyl Fence & Deck, LLC	Building products
First Lien Term Loan A, 8% cash due 11/30/2013		2,061	1,947	2,061
First Lien Term Loan B, 8% PIK due 7/31/2011(15)		3,969	3,969	2,000
First Lien Revolver, 8% cash due 11/30/2013			—	—

			5,916	4,061
Physicians Pharmacy Alliance, Inc.	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		16,766	16,461	16,702
First Lien Revolver, LIBOR+6% cash due 1/4/2016(11)			(35)	—

			16,426	16,702
Cardon Healthcare Network, LLC	Diversified support services
First Lien Term Loan, LIBOR+10% (1.75% floor) cash due 1/6/2016(9)		11,250	11,051	11,210
First Lien Revolver, LIBOR+6.5% (1.75% floor) cash due 1/6/2016(11)			(35)	—

			11,016	11,210
U.S. Retirement Partners, Inc.	Diversified financial services
First Lien Term Loan, LIBOR+9.5% (2% floor) cash due 1/6/2016		13,600	13,311	13,329

			13,311	13,329
IOS Acquisitions, Inc.	Oil & gas equipment & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 1/14/2016		8,700	8,576	8,656
First Lien Term Loan B, LIBOR+10% (2% floor) cash 2% PIK due 1/14/2016		10,618	10,466	10,480
First Lien Revolver, LIBOR+8% (2% floor) cash due 1/14/2016		750	714	777

			19,756	19,913
Actient Pharmaceuticals, LLC	Healthcare services
First Lien Term Loan, LIBOR+6.25% (2% floor) cash due 7/29/2015		9,180	9,018	9,169

			9,018	9,169
Phoenix Brands Merger Sub LLC	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		8,036	7,875	7,674
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		20,390	20,035	19,071
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		3,429	3,303	3,198

			31,213	29,943
U.S. Collections, Inc.	Diversified support services

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
First Lien Term Loan, LIBOR+5.25% (1.75% floor) cash due 3/31/2016		10,847	10,649	10,828

			10,649	10,828
CCCG, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 7/29/2015		34,738	34,115	34,152

			34,115	34,152
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan, LIBOR+9% (1.75% floor) cash due 12/31/2016		24,813	24,292	24,440

			24,292	24,440
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 3/23/2016		14,220	13,920	14,273
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 3/23/2016		20,162	19,731	20,078
First Lien Revolver, LIBOR+7.5% cash due 3/23/2016(11)			(113)	—
1,000 Shares of Common Stock in Refac Holdings, Inc.			1	—
1,000 Shares of Preferred Stock in Refac Holdings, Inc.			999	847

			34,538	35,198
Pacific Architects & Engineers, Inc.	Diversified support services
First Lien Term Loan A, LIBOR+5% (1.5% floor) cash due 4/4/2017		4,416	4,352	4,332
First Lien Term Loan B, LIBOR+6% (1.5% floor) cash due 4/4/2017		5,000	4,929	4,903

			9,281	9,235
Ernest Health, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1.75% floor) cash due 5/13/2017		25,000	24,656	25,049

			24,656	25,049
Securus Technologies, Inc.	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.25% (1.75% floor) cash due 5/31/2018		26,500	25,995	26,374

			25,995	26,374
Gundle/SLT Environmental, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		7,980	7,904	7,977

			7,904	7,977
Titan Fitness, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+8.75 (1.25% floor) cash due 6/30/2016		17,063	16,878	16,938
First Lien Term Loan B, LIBOR+10.75% (1.25% floor) cash 1.5% PIK due 6/30/2016		11,545	11,422	11,343
First Lien Term Loan C, 18% PIK due 6/30/2016		2,721	2,693	2,593
First Lien Revolver, LIBOR+8.75% (1.25% floor) cash due 6/30/2016		543	506	821

			31,499	31,695
Baird Capital Partners V, LP	Multi-sector holdings

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
0.4% limited partnership interest(16)			299	299

			299	299
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		17,411	17,242	17,411
Mezzanine Term Loan, 11.75% cash 2% PIK due 7/13/2016		10,043	9,948	10,043
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		1,176	1,107	1,177

			28,297	28,631
Stackpole Powertrain International ULC	Auto parts & equipment
Subordinated Term Loan, 12% cash 2% PIK due 8/1/2018		18,059	17,883	18,059
1,000 Common Units			1,000	1,000

			18,883	19,059
Discovery Practice Management, Inc.	Healthcare services
Senior Term Loan A, LIBOR+7.5% cash due 8/8/2016		7,027	6,942	7,027
Senior Term Loan B, 12% cash 3% PIK due 8/8/2016		6,248	6,174	6,248
Senior Revolver, LIBOR+7% cash due 8/8/2016(11)			(37)	—

			13,079	13,275
CTM Group, Inc.	Leisure products
Mezzanine Term Loan A, 11% cash 2% PIK due 2/10/2017		10,530	10,417	10,530
Mezzanine Term Loan B, 18.4% PIK due 2/10/2017		3,181	3,147	3,181

			13,564	13,711
Bojangles	Restaurants
First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 8/17/2017		10,000	9,803	10,000

			9,803	10,000
Milestone Partners IV, LP	Multi-sector holdings
3.07% limited partnership interest(12)(16)			—	—

			—	—
Insight Pharmaceuticals, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 8/25/2016		10,000	9,926	10,000
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		17,500	17,331	17,500

			27,257	27,500
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		19,002	18,816	19,002
250,000 Class A Units			250	250

			19,066	19,252

Total Non-Control/Non-Affiliate Investments			$1,108,174	$1,079,440

Total Portfolio Investments			$1,156,082	$1,119,837

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Cardon Healthcare Network, LLC	July 1, 2011	-2.5% on Term Loan		Tier pricing per credit agreement

Eagle Hospital Physicians, Inc.	July 1, 2011	– 0.25% on Term Loan & Revolver		Per loan agreement

Dominion Diagnostics, LLC	April 1, 2011	– 0.5% on Term Loan A	– 1.0% on Term Loan B	Tier pricing per credit agreement

Lighting by Gregory, LLC	March 11, 2011	– 2.0% on Bridge Loan		Per loan amendment

Capital Equipment Group, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement

Traffic Control & Safety Corporation	June 1, 2010	– 4.0% on Second Lien Term Loan	+ 1.0% on Second Lien Term Loan	Per restructuring agreement

Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund limited partnership interest.

(13)	Investment was on cash non-accrual status as of September 30, 2011.

(14)	Investment was on PIK non-accrual status as of September 30, 2011.

(15)	Best Vinyl Fence & Deck, LLC Term Loan B is under negotiation and, as such, the maturity date of the loan has been temporarily suspended.

(16)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3)
Lighting By Gregory, LLC(13)(14)	Housewares & Specialties
First Lien Term Loan A, 9.75% PIK due 2/28/2013		$5,419	$4,729	$1,504
First Lien Term Loan B, 14.5% PIK due 2/28/2013		8,576	6,906	2,196
First Lien Bridge Loan, 8% cash due 10/15/2010		152	150	—
97.38% membership interest			410	—

			12,195	3,700

Total Control Investments			$12,195	$3,700

Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012		10,961	$10,869	$10,806
First Lien Term Loan B, 12.875% cash 4% PIK 3/21/2012		1,854	1,829	1,897
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130	38
3.3% Membership Interest in O’Currance Holding Co., LLC			250	—

			13,078	12,741
MK Network, LLC(13)(14)	Education services
First Lien Term Loan A, 13.5% cash due 6/1/2012		9,740	9,539	7,913
First Lien Term Loan B, 17.5% cash due 6/1/2012		4,926	4,748	3,939
First Lien Revolver, Prime + 1.5% (8.5% floor) cash due 6/1/2010(10)		—	—	—
11,030 Membership Units(6)			772	—

			15,059	11,852
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013		7,141	6,814	7,113
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013		14,692	14,103	14,180
1,080,399 shares of Series A Preferred Stock			1,080	1,336

			21,997	22,629

Total Affiliate Investments			$50,134	$47,222

Non-Control/Non-Affiliate Investments(7)
CPAC, Inc.	Household Products
Subordinated Term Loan, 12.5% PIK due 6/1/2012		1,065	$1,065	$1,065

			1,065	1,065
Vanguard Vinyl, Inc.(9)(13)(14)	Building Products
First Lien Term Loan, 12% cash due 3/30/2013		7,000	6,827	5,812
First Lien Revolver, LIBOR+7% (3% floor) cash due 3/30/2013		1,250	1,208	1,029
25,641 Shares of Series A Preferred Stock			254	—
25,641 Shares of Common Stock			3	—

			8,292	6,841
Repechage Investments Limited	Restaurants
First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011		3,709	3,476	3,486
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750	354

			4,226	3,840

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Traffic Control & Safety Corporation(9)	Construction and Engineering
Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015		19,970	19,725	19,440
Subordinated Loan, 15% PIK due 5/28/2015		4,578	4,578	4,405
24,750 shares of Series B Preferred Stock			246	—
43,494 shares of Series D Preferred Stock(6)			435	—
25,000 shares of Common Stock			3	—

			24,987	23,845
Nicos Polymers & Grinding Inc.(9)(13)(14)	Environmental & facilities services
First Lien Term Loan A, LIBOR+5% (5% floor) cash due 7/17/2012		3,155	3,041	1,782
First Lien Term Loan B, 12.25% cash 1.25% PIK due 7/17/2012		6,180	5,713	3,348
3.32% Interest in Crownbrook Acquisition I LLC.			168	—

			8,922	5,130
TBA Global, LLC(9)	Advertising
Second Lien Term Loan B, 12.5% cash 4% PIK due 8/3/2012		10,840	10,595	10,626
53,994 Senior Preferred Shares			216	216
191,977 Shares A Shares			192	179

			11,003	11,021
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (4.75% floor) cash due 8/8/2012		1,250	1,245	1,247
First Lien Term Loan B, 12.5% cash 2.5% PIK due 8/8/2012		5,632	5,575	5,675
1,000 Common Units			43	118

			6,863	7,040
Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/31/2012		9,317	9,063	8,965

			9,063	8,965
Boot Barn(9)	Apparel, accessories & luxury goods and Footwear
Second Lien Term Loan, 12.5% cash 2% PIK due 10/3/2013		23,545	23,289	23,478
247.06 shares of Series A Preferred Stock			247	71
1,308 shares of Common Stock			—	—

			23,536	23,549
Premier Trailer Leasing, Inc.(9)(13)(14)	Trucking
Second Lien Term Loan, 13.25% cash 3.25% PIK due 10/23/2012		18,453	17,064	4,597
285 shares of Common Stock			1	—

			17,065	4,597
Pacific Press Technologies, Inc.(9)
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013	Industrial machinery	10,072	9,799	9,830
33,463 shares of Common Stock			344	403

			10,143	10,233
Goldco, LLC
Second Lien Term Loan, 13.5% cash 4% PIK due 1/31/2013	Restaurants	8,356	8,259	8,259

			8,259	8,259
Rail Acquisition Corp.(9)	Electronic manufacturing services
First Lien Term Loan, 12.5% cash 4.5% PIK due 9/1/2013		16,316	13,537	12,854
First Lien Revolver, 7.85% cash due 9/1/2013		5,201	5,201	5,201

			18,738	18,055

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Western Emulsions, Inc.(9)	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		17,865	17,476	17,040

			17,476	17,040
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200

			200	262
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		6,663	6,324	6,489
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,179	10,069	9,962
First Lien Revolver, 12% cash due 7/17/2013		500	489	509

			16,882	16,960
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		13,589	13,351	13,258

			13,351	13,258
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 12% cash 5% PIK due 10/27/2014		20,172	19,257	19,545
414,419 Common Units(6)			598	1,418

			19,855	20,963
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% cash due 3/31/2014		4,450	4,388	4,407
First Lien Term Loan B, 13% cash 3% PIK due 3/31/2014		17,258	16,702	17,093
First Lien Revolver, 10% cash due 3/31/2014(11)		—	(35)	(35)
453,755 Preferred units of IZI Holdings, LLC(6)			454	676

			21,509	22,141
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 13% cash 2.5% PIK due 9/10/2014		12,751	12,536	12,549
First Lien Revolver, 12% cash due 9/10/2014		1,500	1,469	1,491

			14,005	14,040
Riverlake Equity Partners II, LP	Multi-sector holdings
1.87% limited partnership interest(15)			34	34

			34	34
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest(15)			136	136

			136	136
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% cash due 12/17/2014		9,000	8,789	8,807
First Lien Term Loan B, 12% cash 2% PIK due 12/17/2014		14,226	13,893	13,898
First Lien Term Revolver, 10% cash due 12/17/2014		4,250	4,012	4,107

			26,694	26,812

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		9,500	9,278	9,128
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		22,424	21,920	21,913
First Lien Term Revolver, LIBOR+6.5% (3% floor) cash due 12/30/2014		1,500	1,433	1,443

			32,631	32,484
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (3% floor) cash due 12/31/2014		31,055	30,244	30,660
First Lien Revolver, LIBOR+9.5% (3.25% floor) cash due 12/31/2014(11)		—	(401)	(401)

			29,843	30,259
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		26,320	25,877	26,251
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		22,099	21,729	22,114
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014(11)		—	(67)	(67)

			47,539	48,298
Flatout, Inc.	Food retail
First Lien Term Loan A, 10% cash due 12/31/2014		7,300	7,121	7,144
First Lien Term Loan B, 12% cash 3% PIK due 12/31/2014		12,863	12,540	12,644
First Lien Revolver, 10% cash due 12/31/2014(11)		—	(38)	(38)

			19,623	19,750
Psilos Group Partners IV, LP	Multi-sector holdings
2.53% limited partnership interest(12)(15)			—	—

			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		5,000	4,910	4,916
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		4,026	3,952	3,947
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(11)		—	(37)	(37)

			8,825	8,826
NDSSI Holdings, LLC	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (3% floor) cash 1% PIK due 9/10/2014		30,246	29,685	29,409
First Lien Revolver, LIBOR+7% (3% floor) cash due 9/10/2014		3,500	3,410	3,479

			33,095	32,888
Eagle Hospital Physicians, Inc.	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		8,000	7,784	7,784
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015(11)		—	(64)	(64)

			7,720	7,720
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		15,500	15,172	15,172
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,015	10,782	10,782
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015		377	292	292

			26,246	26,246

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Epic Acquisition, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+8% (3% floor) cash due 8/13/2015		7,750	7,555	7,555
First Lien Term Loan B, 12.25% cash 3% PIK due 8/13/2015		13,555	13,211	13,211
First Lien Revolver, LIBOR+6.5% (3% floor) cash due 8/13/2015		300	224	224

			20,990	20,990
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		9,000	8,756	8,756
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,704	10,704
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,000	1,892	1,892

			21,352	21,352

Total Non-Control/Non-Affiliate Investments			$530,168	$512,899

Total Portfolio Investments			$592,497	$563,821

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(in thousands, except per share amounts)

September 30, 2010

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Nicos Polymers & Grinding, Inc.	February 10, 2008		+ 2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008		+ 2.0% on Term Loan B	Per waiver agreement
Vanguard Vinyl, Inc.	April 1, 2008	+ 0.5% on Term Loan		Per loan amendment
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan		Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
HealthDrive Corporation	April 30, 2009	+ 2.0% on Term Loan A		Per waiver agreement
Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement
Rail Acquisition Corp.	May 1, 2010	– 4.5% on Term Loan	– 0.5% on Term Loan	Per restructuring agreement
Traffic Control & Safety Corp.	June 1, 2010	– 4.0% on Second Lien Term Loan	+ 1.0% on Second Lien Term Loan	Per restructuring agreement
Pacific Press Technologies, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement
Western Emulsions, Inc.	September 30, 2010		+ 3.0% on Term Loan	Per loan agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund limited partnership interest.

(13)	Investment was on cash non-accrual status as of September 30, 2010.

(14)	Investment was on PIK non-accrual status as of September 30, 2010.

(15)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. Since January 2, 2008, references to the “Company”, “FSC”, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated for income tax purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company for accounting purposes, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

On November 28, 2011, the Company transferred the listing of its common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table reflects common stock offerings that have occurred since inception:

Date	Transaction	Shares	Offering price		Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12		$141.2 million
July 21, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,487,500	$9.25		$87.8 million
September 25, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,520,000	$10.50		$58.0 million
January 27, 2010	Follow-on public offering	7,000,000	$11.20		$78.4 million
February 25, 2010	Underwriters’ exercise of over-allotment option	300,500	$11.20		$3.4 million
June 21, 2010	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,200,000	$11.50		$105.8 million
December 2010	At-the-Market offering	429,110	$11.87	(1)	$5.1 million
February 4, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	11,500,000	$12.65		$145.5 million
June 24, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,558,469	$11.72		$65.1 million

(1)	Average offering price.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows the Company’s SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million in SBA-guaranteed debentures when they have at least $112.5 million in combined regulatory capital. As of September 30, 2011, the Company’s SBIC subsidiary had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $102.0 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084%	0.285%
September 2011	11,700	2.877%	0.285%

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiary may also be limited in its ability to make distributions to the Company if it does not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiary will receive SBA-guaranteed debenture funding and is dependent upon the SBIC subsidiary continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiary’s assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiary upon an event of default.

The Company has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the Company’s 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2.	Significant Accounting Policies

Basis of Presentation and Liquidity:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

Although the Company expects to fund the growth of its investment portfolio through the net proceeds from the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders between 90% and 100% of its taxable income each year in order to satisfy the requirements applicable to Regulated Investment Companies (“RICs”) under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of its portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than their recorded value.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $1.1 billion and $563.8 million at September 30, 2011 and September 30, 2010, respectively. The portfolio investments represent 153.7% and 99.1% of net assets at September 30, 2011 and September 30, 2010, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Fair Value Measurements:

The Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•

Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using market, income and bond yield approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market approach in determining the fair value of the Company’s investment in the portfolio company. If there is deterioration in the credit quality of the portfolio company or an investment is in workout status, the Company may use alternative methodologies, including an asset liquidation or expected recovery model.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation, and amortization), cash flows, net income, revenues, or in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;

•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;

•	Separately, independent valuation firms engaged by the Board of Directors prepare preliminary valuations on a selected basis and submit the reports to the Company;

•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	The finance department prepares a valuation report for the Valuation Committee of the Board of Directors;

•	The Valuation Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of the Board of Directors reviews the preliminary valuations, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of all of the Company’s investments at September 30, 2011 and September 30, 2010 was determined by the Board of Directors. The Board of Directors is solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

The Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide the Company with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each quarter; however, the Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Investment Income:

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into interest income over the life of the loan.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain payment-in-kind or “PIK” interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees. The Company capitalizes a portion of the upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income, based on the straight line method or effective interest method as applicable, over the life of the investment.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt security. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon a successful exit event for each of the investments. A percentage of these fees are included in net investment income over the life of the loan.

Gain on Extinguishment of Convertible Senior Notes:

The Company may, to the extent permitted by law, repurchase its Convertible Senior Notes in the open market and may surrender these Notes to the Trustee for cancellation. If the repurchase occurs at a purchase price below par value, a gain on the extinguishment of these Notes is recorded. The amount of the gain recorded is the difference between the reacquisition price and the net carrying amount of the Notes, net of the proportionate amount of unamortized debt issuance costs.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Included in cash and cash equivalents is $0.3 million that is held at Wells Fargo Bank, National Association (“Wells Fargo”) in connection with the Company’s three-year credit facility. The Company is restricted in terms of access to this cash until such time as the Company submits its required monthly reporting schedules and Wells Fargo verifies the Company’s compliance per the terms of the credit agreement.

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of credit facilities and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities. This amortization expense is included in interest expense in the Company’s Consolidated Statement of Operations.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Collateral Posted to Bank:

Collateral posted to bank consists of cash posted as collateral with respect to the Company’s interest rate swap, which was terminated in August 2011. The Company was restricted in terms of access to this collateral until such swap was terminated or the swap agreement expired. Cash collateral posted was held in an account at Wells Fargo.

Interest Rate Swap:

The Company does not utilize hedge accounting and marks its interest rate swaps to fair value on a quarterly basis through its Consolidated Statement of Operations.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting, and printing fees. $0.8 million of offering costs have been charged to capital during the year ended September 30, 2011.

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2011). The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar years 2008, 2009 and 2010. In addition, the Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008, 2009 or 2010. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 amends ASC 820, which will require entities to change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in shareholders’ equity, and disclosures about fair value measurements. ASU 2011-04 changes the measurement of the fair value of financial instruments that are managed within a portfolio and the application of premiums and discounts in a fair value measurement related to size as a characteristic of the reporting entity’s holding rather than a characteristic of the asset or liability. ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs, and the interrelationships between those unobservable inputs, if any. All the amendments to ASC 820 made by ASU 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material impact on the Company’s consolidated financial statements, except it will enhance the disclosures around fair value of investments.

In February 2011, the FASB issued Accounting Standards Update 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring (“ASU 2011-02”). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a material impact on the Company’s financial condition and results of operations.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements. The disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level 3 disclosures, which are effective for fiscal years after December 15, 2010 and interim

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The adoption of this disclosure-only guidance is included in Note 3 — Portfolio Investments and did not have an impact on the Company’s consolidated financial results.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820) — Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which provides guidance on estimating the fair value of an alternative investment, amending ASC 820-10. The amendment is effective for interim and annual periods ending after December 15, 2009. The adoption of this guidance did not have a material impact on either the Company’s consolidated financial position or results of operations.

In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140 (“SFAS 166”). SFAS 166 requires more information about transfers of financial assets, eliminates the qualifying special purpose entity (QSPE) concept, changes the requirements for derecognizing financial assets and requires additional disclosures. SFAS 166 is effective for the first annual reporting period that begins after November 15, 2009. The initial adoption did not have a material impact on the Company’s Consolidated Financial Statements.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) which provides guidance with respect to consolidation of variable interest entities. This statement retains the scope of Interpretation 46(R) with the addition of entities previously considered qualifying special-purpose entities, as the concept of these entities was eliminated in SFAS No. 166, Accounting for Transfers of Financial Assets. This statement replaces the quantitative-based risks and rewards calculation for determining the primary beneficiary of a variable interest entity. The approach focuses on identifying which enterprise has the power to direct activities that most significantly impact the entity’s economic performance and the obligation to absorb the losses or receive the benefits from the entity. It is possible that application of this revised guidance will change an enterprise’s assessment of involvement with variable interest entities. This statement, which has been codified within ASC 810, Consolidations, was effective for the Company as of September 1, 2010. The initial adoption did not have an effect on the Company’s Consolidated Financial Statements.

Note 3.	Portfolio Investments

At September 30, 2011, 153.7% of net assets or $1.1 billion was invested in 65 long-term portfolio investments and 9.3% of net assets or $67.6 million was invested in cash and cash equivalents. In comparison, at September 30, 2010, 99.1% of net assets or $563.8 million was invested in 38 long-term portfolio investments and 13.5% of net assets or $76.8 million was invested in cash and cash equivalents. As of September 30, 2011, 90.9% of the Company’s portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock, limited partnership interests or limited liability company interests. These instruments generally do not produce a current return but are held for potential investment appreciation and capital gain.

During the years ended September 30, 2011, 2010 and 2009, the Company recorded realized losses of $30.4 million, $18.8 million and $14.4 million, respectively. During the years ended September 30, 2011, 2010 and 2009, the Company recorded unrealized depreciation of $6.5 million, $1.8 million and $10.8 million, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The composition of the Company’s investments as of September 30, 2011 and September 30, 2010 at cost and fair value was as follows:

	September 30, 2011		September 30, 2010
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$1,137,754	$1,099,708	$585,529	$558,580
Investments in equity securities	18,328	20,129	6,968	5,241

Total	$1,156,082	$1,119,837	$592,497	$563,821

The composition of the Company’s debt investments as of September 30, 2011 and September 30, 2010 at fixed rates and floating rates was as follows:

	September 30, 2011		September 30, 2010
	Fair Value	% of Portfolio	Fair Value	% of Portfolio
Fixed rate debt securities	$359,873	32.72%	$375,584	67.24%
Floating rate debt securities	739,835	67.28%	182,996	32.76%

Total	$1,099,708	100.00%	$558,580	100.00%

The following table presents the financial instruments carried at fair value as of September 30, 2011, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Investments in debt securities (first lien)	$—	$—	$875,092	$875,092
Investments in debt securities (second lien)	—	—	143,383	143,383
Investments in debt securities (subordinated)	—	—	81,233	81,233
Investments in equity securities (preferred)	—	—	7,167	7,167
Investments in equity securities (common)	—	—	12,962	12,962

Total investments at fair value	$—	$—	$1,119,837	$1,119,837

The following table presents the financial instruments carried at fair value as of September 30, 2010, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Investments in debt securities (first lien)	$—	$—	$416,324	$416,324
Investments in debt securities (second lien)	—	—	137,851	137,851
Investments in debt securities (subordinated)	—	—	4,405	4,405
Investments in equity securities (preferred)	—	—	2,892	2,892
Investments in equity securities (common)	—	—	2,349	2,349

Total investments at fair value	$—	$—	$563,821	$563,821
Interest rate swap	—	773	—	773

Total liabilities at fair value	$—	$773	$—	$773

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from September 30, 2010 to September 30, 2011, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2010	$416,324	$137,851	$4,405	$2,892	$2,349	$563,821
New investments & net revolver activity	563,826	76,500	81,665	4,349	8,033	734,373
Redemptions/repayments	(81,382)	(63,163)	(1,000)	—	—	(145,545)
Net accrual of PIK interest income	5,456	(3,103)	1,289	47	—	3,689
Accretion of original issue discount	1,510	553	—	—	—	2,063
Net change in unearned income	(5,539)	67	(961)	—	—	(6,433)
Net unrealized appreciation (depreciation)	(1,340)	(5,322)	(4,165)	134	3,394	(7,299)
Net change from unrealized to realized	(23,763)	—	—	(255)	(814)	(24,832)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of September 30, 2011	$875,092	$143,383	$81,233	$7,167	$12,962	$1,119,837

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2011 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the year ended September 30, 2011	$(15,106)	$(5,200)	$(4,165)	$(121)	$2,580	$(22,012)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table provides a roll-forward in the changes in fair value from September 30, 2009 to September 30, 2010, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2009	$142,018	$153,904	$—	$2,889	$800	$299,611
New investments & net revolver activity	304,369	7,120	4,165	435	688	316,777
Redemptions/repayments	(14,088)	(23,168)	—	—	(71)	(37,327)
Net accrual of PIK interest income	4,473	3,499	413	—	—	8,385
Accretion of original issue discount	482	411	—	—	—	893
Net change in unearned income	(6,402)	491	—	—	—	(5,911)
Net unrealized appreciation (depreciation)	(2,195)	(3,433)	(173)	(432)	5,179	(1,054)
Net change from unrealized to realized	(12,333)	(973)	—	—	(4,247)	(17,553)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of September 30, 2010	$416,324	$137,851	$4,405	$2,892	$2,349	$563,821

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2010 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the year ended September 30, 2010	$(4,423)	$(4,733)	$(173)	$(432)	$932	$(8,829)

Concurrent with its adoption of ASC 820, effective October 1, 2008, the Company augmented the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). The Company introduced a bond yield model to value these investments based on the present value of expected cash flows. The significant inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position.

The Company’s off-balance sheet arrangements consisted of $108.8 million and $49.5 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of September 30, 2011 and September 30, 2010, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial convenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on the Company’s Consolidated Statements of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of September 30, 2011 and September 30, 2010 is shown in the table below:

	September 30, 2011	September 30, 2010
JTC Education, Inc.	$14,000	$9,062
CRGT, Inc.	12,500	—
Charter Brokerage, LLC	6,176	—
Refac Optical Group	5,500	—
Rail Acquisition Corp.	5,446	4,799
Miche Bag, LLC	5,000	—
Dominion Diagnostics, LLC	5,000	—
ADAPCO, Inc.	4,250	5,750
Enhanced Recovery Company, LLC	4,000	3,623
DISA, Inc.	4,000	—
Traffic Control & Safety Corporation	3,014	—
Epic Acquisition, Inc.	3,000	2,700
Phoenix Brands Merger Sub LLC	3,000	—
Discovery Practice Management, Inc.	3,000	—
Titan Fitness, LLC	2,957	—
IZI Medical Products, Inc.	2,500	2,500
Eagle Hospital Physicians, Inc.	2,500	2,500
HealthDrive Corporation	2,000	1,500
Mansell Group, Inc.	2,000	2,000
Specialty Bakers, LLC	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	—
Cardon Healthcare Network, LLC	2,000	—
Milestone Partners IV, LP (limited partnership interest)	2,000	—
Tegra Medical, LLC	1,500	4,000
Flatout, Inc.	1,500	1,500
IOS Acquisitions, Inc.	1,250	—
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
Best Vinyl Fence & Deck, LLC	1,000	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	960	—
Riverlake Equity Partners II, LP (limited partnership interest)	878	966
Welocalize, Inc.	750	—
Baird Capital Partners V, LP (limited partnership interest)	701	—
Riverside Fund IV, LP (limited partnership interest)	555	864
Saddleback Fence and Vinyl Products, Inc.	400	—
Advanced Pain Management	267	—
Trans-Trade, Inc.	200	500
AmBath/ReBath Holdings, Inc.	—	1,500
Vanguard Vinyl, Inc.	—	1,250
NDSSI Holdings, LLC	—	1,500

Total	$108,804	$49,514

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	September 30, 2011		September 30, 2010
Cost:
First lien debt	$890,729	77.05%	$430,201	72.61%
Second lien debt	161,455	13.97%	150,601	25.42%
Subordinated debt	85,571	7.40%	4,728	0.80%
Purchased equity	11,263	0.97%	2,330	0.39%
Equity grants	6,158	0.53%	4,468	0.75%
Limited partnership interests	906	0.08%	169	0.03%

Total	$1,156,082	100.00%	$592,497	100.00%

Fair Value:
First lien debt	$875,092	78.14%	$416,324	73.84%
Second lien debt	143,383	12.80%	137,851	24.45%
Subordinated debt	81,233	7.25%	4,405	0.78%
Purchased equity	12,548	1.12%	625	0.11%
Equity grants	6,675	0.60%	4,447	0.79%
Limited partnership interests	906	0.09%	169	0.03%

Total	$1,119,837	100.00%	$563,821	100.00%

The Company primarily invests in portfolio companies located in the United States. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	September 30, 2011		September 30, 2010
Cost:
Northeast	$389,185	33.66%	$175,371	29.60%
Southwest	273,513	23.66%	121,104	20.44%
Southeast	244,988	21.19%	108,805	18.36%
West	142,745	12.35%	133,879	22.60%
Midwest	86,768	7.51%	53,338	9.00%
Canada	18,883	1.63%	—	0.00%

Total	$1,156,082	100.00%	$592,497	100.00%

Fair Value:
Northeast	$389,898	34.82%	$161,264	28.60%
Southeast	248,588	22.20%	109,457	19.41%
Southwest	246,358	22.00%	107,469	19.07%
West	127,522	11.39%	131,881	23.39%
Midwest	88,412	7.90%	53,750	9.53%
Canada	19,059	1.69%	—	0.00%

Total	$1,119,837	100.00%	$563,821	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The composition of the Company’s portfolio by industry at cost and fair value as of September 30, 2011 and September 30, 2010 were as follows:

	September 30, 2011		September 30, 2010
Cost:
Healthcare services	$227,145	19.65%	$87,444	14.76%
Oil & gas equipment & services	82,168	7.11%	—	0.00%
Healthcare equipment	71,254	6.16%	47,540	8.02%
Diversified support services	55,472	4.80%	26,246	4.43%
IT consulting & other services	48,943	4.23%	—	0.00%
Internet software & services	43,846	3.79%	—	0.00%
Construction and engineering	43,236	3.74%	24,987	4.22%
Leisure facilities	38,041	3.29%	6,864	1.16%
Electronic equipment & instruments	34,852	3.01%	33,094	5.59%
Specialty stores	34,538	2.99%	—	0.00%
Household products	31,213	2.70%	1,065	0.18%
Apparel, accessories & luxury goods	30,986	2.68%	23,536	3.97%
Education services	29,662	2.57%	44,902	7.58%
Fertilizers & agricultural chemicals	28,800	2.49%	26,695	4.51%
Home improvement retail	27,999	2.42%	32,631	5.51%
Pharmaceuticals	27,257	2.36%	—	0.00%
Integrated telecommunication services	25,995	2.25%	—	0.00%
Food distributors	20,834	1.80%	30,415	5.13%
Healthcare technology	20,505	1.77%	21,509	3.63%
Human resources & employment services	20,457	1.77%	—	0.00%
Electronic manufacturing services	20,190	1.75%	18,738	3.16%
Advertising	19,892	1.72%	19,828	3.35%
Auto parts & equipment	18,883	1.63%	—	0.00%
Distributors	18,631	1.61%	13,351	2.25%
Air freight & logistics	17,984	1.56%	14,005	2.36%
Trucking	17,065	1.48%	17,065	2.88%
Environmental & facilities services	16,311	1.41%	8,922	1.51%
Restaurants	13,966	1.21%	12,485	2.11%
Leisure products	13,564	1.17%	—	0.00%
Diversified financial services	13,311	1.15%	—	0.00%
Data processing & outsourced services	12,775	1.10%	13,078	2.21%
Industrial machinery	10,457	0.90%	10,143	1.71%
Construction materials	6,736	0.58%	17,476	2.95%
Building products	6,689	0.58%	8,292	1.40%
Housewares & specialties	5,319	0.46%	12,195	2.06%
Multi-sector holdings	907	0.09%	169	0.02%
Movies & entertainment	199	0.02%	200	0.03%
Food retail	—	0.00%	19,622	3.31%

Total	$1,156,082	100.00%	$592,497	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

	September 30, 2011		September 30, 2010
Fair Value:
Healthcare services	$231,478	20.67%	$89,262	15.83%
Oil & gas equipment services	82,696	7.38%	—	0.00%
Healthcare equipment	71,911	6.42%	48,298	8.57%
Diversified support services	56,232	5.02%	26,246	4.66%
IT consulting & other services	49,528	4.42%	—	0.00%
Internet software & services	43,786	3.91%	—	0.00%
Leisure facilities	38,447	3.43%	7,040	1.25%
Construction and engineering	35,814	3.20%	23,845	4.23%
Specialty stores	35,198	3.14%	—	0.00%
Electronic equipment & instruments	34,863	3.11%	32,888	5.83%
Apparel, accessories & luxury goods	33,595	3.00%	23,549	4.18%
Education services	30,176	2.69%	42,111	7.47%
Household products	29,943	2.67%	1,065	0.19%
Fertilizers & agricultural chemicals	29,190	2.61%	26,812	4.76%
Home improvement retail	27,576	2.46%	32,484	5.76%
Pharmaceuticals	27,500	2.46%	—	0.00%
Integrated telecommunication services	26,374	2.36%	—	0.00%
Food distributors	21,006	1.88%	30,317	5.38%
Human resources & employment services	20,952	1.87%	—	0.00%
Healthcare technology	20,947	1.87%	22,141	3.93%
Advertising	20,183	1.80%	19,847	3.52%
Environmental & facilities services	19,952	1.78%	5,130	0.91%
Auto parts & equipment	19,059	1.70%	—	0.00%
Distributors	18,938	1.69%	13,258	2.35%
Air freight & logistics	17,243	1.54%	14,041	2.49%
Leisure products	13,711	1.22%	—	0.00%
Diversified financial services	13,329	1.19%	—	0.00%
Restaurants	11,829	1.06%	12,100	2.15%
Industrial machinery	10,860	0.97%	10,233	1.81%
Electronic manufacturing services	8,660	0.77%	18,056	3.20%
Construction materials	6,840	0.61%	17,040	3.02%
Building products	4,833	0.43%	6,841	1.21%
Data processing & outsourced services	3,497	0.31%	12,741	2.26%
Housewares & specialties	2,526	0.23%	3,700	0.66%
Multi-sector holdings	907	0.11%	169	0.01%
Movies & entertainment	258	0.02%	260	0.05%
Trucking	—	0.00%	4,597	0.82%
Food retail	—	0.00%	19,750	3.50%

Total	$1,119,837	100.00%	$563,821	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At September 30, 2011 and September 30, 2010, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the years ended September 30, 2011 and September 30, 2010, no individual investment produced income that exceeded 10% of investment income.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 4.	Fee Income

The Company receives a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost of the respective investments. Other fees, such as servicing and collateral management fees, are classified as fee income and recognized as they are earned on a monthly basis.

Accumulated unearned fee income activity for the years ended September 30, 2011 and 2010 was as follows:

	Year Ended September 30, 2011	Year Ended September 30, 2010
Beginning accumulated unearned fee income balance	$11,901	$5,590
Net fees received	18,160	11,806
Unearned fee income recognized	(11,728)	(5,495)

Ending unearned fee income balance	$18,333	$11,901

As of September 30, 2011, the Company had structured $7.9 million in aggregate exit fees across 11 portfolio investments upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt investment. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon a successful exit event for each of the investments. A portion of these fees is included in net investment income over the period of the loan.

Note 5.	Share Data

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled $129.5 million after deducting investment banking commissions of $9.9 million and offering costs of $1.8 million.

On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share. The net proceeds totaled $82.7 million after deducting investment banking commissions of $4.4 million and offering costs of $0.7 million.

On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share. The net proceeds totaled $54.9 million after deducting investment banking commissions of $2.8 million and offering costs of $0.3 million.

On January 27, 2010, the Company completed a follow-on public offering of 7,000,000 shares of its common stock at the offering price of $11.20 per share, with 300,500 additional shares being sold as part of the underwriters’ partial exercise of their over-allotment option on February 25, 2010. The net proceeds totaled $77.5 million after deducting investment banking commissions of $3.7 million and offering costs of $0.5 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

On June 21, 2010, the Company completed a follow-on public offering of 9,200,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $11.50 per share. The net proceeds totaled $100.5 million after deducting investment banking commissions of $4.8 million and offering costs of $0.5 million.

On December 7, 2010, the Company entered into an at-the-market equity offering sales agreement relating to shares of its common stock. Throughout the month of December 2010, the Company sold 429,110 shares of its common stock at an average offering price of $11.87 per share. The net proceeds totaled $5.0 million after deducting fees and commissions of $0.1 million. The Company terminated the at-the-market equity offering sales agreement effective January 20, 2011 and did not sell any shares of the Company’s common stock pursuant thereto subsequent to December 31, 2010.

On February 4, 2011, the Company completed a follow-on public offering of 11,500,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $12.65 per share. The net proceeds totaled $138.6 million after deducting investment banking commissions of $6.5 million and offering costs of $0.3 million.

On June 24, 2011, the Company completed a follow-on public offering of 5,558,469 shares of its common stock, which included the underwriters’ partial exercise of their over-allotment option, at the offering price of $11.72 per share. The net proceeds totaled $62.7 million after deducting investment banking commissions of $2.3 million and offering costs of $0.2 million.

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the years ended September 30, 2011, 2010 and 2009:

	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2009
Earnings per common share — basic:
Net increase in net assets resulting from operations	$30,207	$22,416	$6,194
Weighted average common shares outstanding — basic	64,057	45,441	24,654
Earnings per common share — basic	$0.47	$0.49	$0.25

Earnings per common share — diluted:
Net increase in net assets resulting from operations, before adjustments	$30,207	$22,416	$6,194
Adjustments for interest on convertible senior notes, base management fees, incentive fees and gain on extinguishment of convertible senior notes	2,124	—	—

Net increase in net assets resulting from operations, as adjusted	$32,331	$22,416	$6,194
Weighted average common shares outstanding — basic	64,057	45,441	24,654
Adjustments for dilutive effect of senior convertible notes	4,659	—	—

Weighted average common shares outstanding — diluted	68,716	45,441	24,654
Earnings per common share — diluted	$0.47	$0.49	$0.25

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table reflects the dividend distributions per share that the Board of Directors of the Company has declared and the Company has paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from inception to September 30, 2011:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
5/1/2008	5/19/2008	6/3/2008	$0.30	$1.9 million	133,317		$1.9 million
8/6/2008	9/10/2008	9/26/2008	0.31	5.1 million	196,786	(1)	1.9 million
12/9/2008	12/19/2008	12/29/2008	0.32	6.4 million	105,326		0.8 million
12/9/2008	12/30/2008	1/29/2009	0.33	6.6 million	139,995		0.8 million
12/18/2008	12/30/2008	1/29/2009	0.05	1.0 million	21,211		0.1 million
4/14/2009	5/26/2009	6/25/2009	0.25	5.6 million	11,776		0.1 million
8/3/2009	9/8/2009	9/25/2009	0.25	7.5 million	56,890		0.6 million
11/12/2009	12/10/2009	12/29/2009	0.27	9.7 million	44,420		0.5 million
1/12/2010	3/3/2010	3/30/2010	0.30	12.9 million	58,689		0.7 million
5/3/2010	5/20/2010	6/30/2010	0.32	14.0 million	42,269		0.5 million
8/2/2010	9/1/2010	9/29/2010	0.10	5.2 million	25,425		0.3 million
8/2/2010	10/6/2010	10/27/2010	0.10	5.2 million	24,850		0.3 million
8/2/2010	11/3/2010	11/24/2010	0.11	5.7 million	26,569		0.3 million
8/2/2010	12/1/2010	12/29/2010	0.11	5.7 million	28,238		0.3 million
11/30/2010	1/4/2011	1/31/2011	0.1066	5.4 million	36,038		0.5 million
11/30/2010	2/1/2011	2/28/2011	0.1066	5.5 million	29,072		0.4 million
11/30/2010	3/1/2011	3/31/2011	0.1066	6.5 million	43,766		0.6 million
1/30/2011	4/1/2011	4/29/2011	0.1066	6.5 million	45,193		0.6 million
1/30/2011	5/2/2011	5/31/2011	0.1066	6.5 million	48,870		0.6 million
1/30/2011	6/1/2011	6/30/2011	0.1066	6.5 million	55,367		0.6 million
5/2/2011	7/1/2011	7/29/2011	0.1066	7.1 million	58,829	(1)	0.6 million
5/2/2011	8/1/2011	8/31/2011	0.1066	7.1 million	64,431	(1)	0.6 million
5/2/2011	9/1/2011	9/30/2011	0.1066	7.2 million	52,487	(1)	0.5 million

(1)	Shares were purchased on the open market and distributed.

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program were made through the open market at times and in such amounts as Company management deemed appropriate. The stock repurchase program expired December 2009. In October 2008, the Company repurchased 78,000 shares of common stock on the open market as part of its share repurchase program.

In October 2010, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $20 million of the Company’s outstanding common stock. Stock repurchases under this program are to be made through the open market at times and in such amounts as the Company’s management deems appropriate, provided it is below the most recently published net asset value per share. The stock repurchase program expires December 31, 2011 and may be limited or terminated by the Board of Directors at any time without prior notice.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6.	Lines of Credit

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Wells Agreement”), with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo, as successor to Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

On May 26, 2010, the Company amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, the Company received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto.

On November 5, 2010, the Company amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of the Company’s portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

On February 28, 2011, the Company amended the Wells Fargo facility to, among other things, reduce the interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, and extend the maturity date of the facility to February 25, 2014.

In connection with the Wells Fargo facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company will sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Agreement and other documents entered into in connection with the Wells Fargo facility.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the Wells Fargo facility.

The Wells Fargo facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company uses the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain con-

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

ditions. The Company cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of September 30, 2011, the Company had $39.5 million of borrowings outstanding under the Wells Fargo facility, which had a fair value of $39.5 million.

On May 27, 2010, the Company entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allowed for the Company to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and had a maturity date of May 27, 2013. The ING facility also allows the Company to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility was $90 million, and the ING facility included an accordion feature that allowed for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of the Company’s assets, as well as the assets of the Company’s wholly-owned subsidiary, FSFC Holdings, Inc., and its indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC, subject to certain exclusions for, among other things, equity interests in any of the Company’s SBIC subsidiaries, and equity interests in Funding and Funding II as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. None of the Company’s SBIC subsidiaries, Funding or Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

On February 22, 2011, the Company amended the ING facility to, among other things, expand the borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million and the maturity date was extended to February 22, 2014.

On July 8, 2011, the Company amended the ING facility to, among other things, expand the borrowing capacity to $230 million and increase the accordion feature to allow for potential future expansion up to a total of $350 million. In addition, the ING facility’s interest rate was reduced to LIBOR plus 3.0% per annum, with no LIBOR floor, when the facility is drawn more than 35%. Otherwise, the interest rate will be LIBOR plus 3.25% per annum, with no LIBOR floor.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and Fifth Street Fund of Funds LLC guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interest in FSFC Holdings, Inc. and FSFC Holdings, Inc. pledged its entire equity interest in Fifth Street Fund of Funds LLC to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

with all financial covenants under the ING facility. On November 29, 2011, the Company amended the ING Credit Agreement to ensure that, based on the Company’s estimate of taxable income for the fiscal year ended September 30, 2011, the Company would remain in compliance with the annual distribution limit provision when it finalizes its taxable income amount upon the filing of its tax return in June 2012.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of September 30, 2011, the Company had $133.5 million of borrowings outstanding under the ING facility, which had a fair value of $133.5 million.

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million. The Sumitomo facility bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor, matures on September 16, 2018 and includes an option for a one-year extension.

In connection with the Sumitomo facility, the Company concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which it will sell to Funding II certain loan assets the Company has originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of its businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or the Company to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. There is no assurance that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of September 30, 2011, there was $5.0 million of borrowings outstanding under the Sumitomo facility, which had a fair value of $5.0 million.

As of September 30, 2011, except for assets that were funded through the Company’s SBIC subsidiary, substantially all of the Company’s assets were pledged as collateral under the Wells Fargo facility, the ING facility or the Sumitomo facility.

Interest expense for the years ended September 30, 2011, 2010 and 2009 was $15.1 million, $1.9 million and $0.6 million, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7.	Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended September 30, 2011	Year Ended September 30, 2010
PIK balance at beginning of period	$19,301	$12,059
Gross PIK interest accrued	14,526	11,907
PIK income reserves	(851)	(1,903)
PIK interest received in cash	(9,988)	(1,619)
Loan exits	(316)	(1,143)

PIK balance at end of period	$22,672	$19,301

As of September 30, 2011, the Company had stopped accruing cash interest, PIK interest and original issue discount (“OID”) on four investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2011. As of September 30, 2010, the Company had stopped accruing cash interest, PIK interest and OID on five investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2010. As of September 30, 2009, the Company had stopped accruing PIK interest and OID on five investments, including two investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2009.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Cash non-accrual status is inclusive of PIK and other noncash income, where applicable. The percentages of the Company’s portfolio investments at cost and fair value by accrual status for the periods ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

	September 30, 2011				September 30, 2010				September 30, 2009
	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Accrual	$1,116,762	96.60%	$1,111,986	99.30%	$530,965	89.61%	$531,701	94.30%	$277,335	84.75%	$271,420	90.59%
PIK non-accrual	—	0.00%	—	0.00%	—	0.00%	—	0.00%	20,787	6.35%	12,639	4.22%
Cash non-accrual	39,320	3.40%	7,851	0.70%	61,532	10.39%	32,120	5.70%	29,110	8.90%	15,552	5.19%

Total	$1,156,082	100.00%	$1,119,837	100.00%	$592,497	100.00%	$563,821	100.00%	$327,232	100.00%	$299,611	100.00%

The non-accrual status of the Company’s portfolio investments as of September 30, 2011, September 30, 2010, and September 30, 2009 was as follows:

	September 30, 2011	September 30, 2010	September 30, 2009
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
CPAC, Inc.	—	—	PIK non-accrual
MK Network, LLC	—	Cash non-accrual	—
Martini Park, LLC	—	—	PIK non-accrual
Vanguard Vinyl, Inc.	—	Cash non-accrual	—
Nicos Polymers & Grinding, Inc.	—	Cash non-accrual	PIK non-accrual
Premier Trailer Leasing, Inc.	Cash non-accrual	Cash non-accrual	Cash non-accrual
Repechage Investments Limited	Cash non-accrual	—	—
O’Currance, Inc.	Cash non-accrual	—	—

Income non-accrual amounts related to the above investments for the years ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2009
Cash interest income	$5,815	$5,804	$2,938
PIK interest income	851	1,903	1,398
OID income	105	329	403

Total	$6,771	$8,036	$4,739

Note 8.	Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2011, the Company has net loss carryforwards of $11.8 million to offset net capital gains, to the extent provided by federal tax law. Of the capital loss carryforwards, $1.5 million will expire on September 30, 2017

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

and $10.3 million will expire on September 30, 2019. During the year ended September 30, 2011, the Company realized capital losses from the sale of investments after October 31, 2010 and prior to year end (“post-October capital losses”) of $29.9 million, which for tax purposes are treated as arising on the first day of the following year.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended September 30, 2011.

Net increase in net assets resulting from operations	$30,207
Net unrealized depreciation	6,527
Book/tax difference due to deferred loan origination fees, net	6,432
Book/tax difference due to organizational and offering costs	(87)
Book/tax difference due to interest income on certain loans	(3,572)
Book/tax difference due to capital losses not recognized	30,394
Other book-tax differences	(127)

Taxable/Distributable Income(1)	$69,774

(1)	The Company’s taxable income for 2011 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2011. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2011, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net (RIC status)	$—
Realized capital losses	(11,810)
Unrealized losses, net	(38,780)
Accumulated partnership taxable income not subject to distribution	6,236
Other book-tax differences	(57,363)

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of $1.4 million. However, this amount has been fully offset by a valuation allowance of $1.4 million, since it is more likely than not that these deferred tax assets will not be realized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carryforward net capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

To date, the Company’s Board of Directors declared the following distributions:

Dividend Type	Date Declared	Record Date	Payment Date	Amount Per Share
Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	$0.25
Quarterly	8/3/2009	9/8/2009	9/25/2009	$0.25
Quarterly	11/12/2009	12/10/2009	12/29/0209	$0.27
Quarterly	1/12/2010	3/3/2010	3/30/2010	$0.30
Quarterly	5/3/2010	5/20/2010	6/30/2010	$0.32
Quarterly	8/2/2010	9/1/2010	9/29/2010	$0.10
Monthly	8/2/2010	10/6/2010	10/27/2010	$0.10
Monthly	8/2/2010	11/3/2010	11/24/2010	$0.11
Monthly	8/2/2010	12/1/2010	12/29/2010	$0.11
Monthly	11/30/2010	1/4/2011	1/31/2011	$0.1066
Monthly	11/30/2010	2/1/2011	2/28/2011	$0.1066
Monthly	11/30/2010	3/1/2011	3/31/2011	$0.1066
Monthly	1/30/2011	4/1/2011	4/29/2011	$0.1066
Monthly	1/30/2011	5/2/2011	5/31/2011	$0.1066
Monthly	1/30/2011	6/1/2011	6/30/2011	$0.1066
Monthly	5/2/2011	7/1/2011	7/29/2011	$0.1066
Monthly	5/2/2011	8/1/2011	8/31/2011	$0.1066
Monthly	5/2/2011	9/1/2011	9/30/2011	$0.1066
Monthly	8/1/2011	10/14/2011	10/31/2011	$0.1066
Monthly	8/1/2011	11/15/2011	11/30/2011	$0.1066
Monthly	8/1/2011	12/13/2011	12/23/2011	$0.1066

For income tax purposes, the Company estimates that its distributions will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2011. The Company anticipates declaring further distributions to its stockholders to meet the RIC distribution requirements.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. Because the Company did not satisfy these distribution requirements for calendar years 2008, 2009 and 2010, the Company incurred a de minimis federal excise tax for those calendar years.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9.	Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Interest Rate Swaps

Realized gain or loss is the difference between the proceeds received from dispositions of portfolio investments or interest rate swaps and their stated costs. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules. Net unrealized appreciation or depreciation on investments or interest rate swaps reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the year ended September 30, 2011, the Company recorded investment realization events, including the following:

•

In October 2010, the Company received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company restructured its investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

•

In December 2010, the Company restructured its investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•

In December 2010, the Company received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2010, the Company received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•

In December 2010, the Company restructured its investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50;

•

In March 2011, the Company received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $0.3 million in accordance with ASC 470-50;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

•

In March and April 2011, the Company received cash payments totaling $1.1 million from MK Network, LLC as part of a settlement of the loan agreement. In April 2011, the Company recorded a realized loss on this investment in the amount of $14.1 million;

•

In July 2011, the Company received a cash payment of $7.3 million from Filet of Chicken in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In July 2011, the Company received a cash payment of $19.8 million from Cenegenics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In August 2011, the Company terminated its interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation;

•

In September 2011, the Company received a cash payment of $19.1 million from Flatout, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

•

In September 2011, the Company received a cash payment of $0.1 million in connection with the sale of its investment in CPAC, Inc. The Company recorded a realized loss on this investment in the amount of $1.0 million.

During the year ended September 30, 2010, the Company recorded investment realization events, including the following:

•

In October 2009, the Company received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of its loan agreement with American Hardwoods Industries, LLC. The Company recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•

In October 2009, the Company received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•	In March 2010, the Company recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of its interest in CPAC, Inc.;

•

In August 2010, the Company received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In September 2010, the Company restructured its investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $2.6 million in accordance with ASC 470-50;

•

In September 2010, the Company sold its investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. The Company recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, the Company exited its investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. The Company recorded a realized loss on this investment in the amount of $9.3 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

During the year ended September 30, 2009, the Company exited its investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on one of its portfolio company investments in connection with the determination that the investment was permanently impaired based on, among other things, analysis of changes in the portfolio company’s business operations and prospects.

During the years ended September 30, 2011, 2010 and 2009, the Company recorded net unrealized depreciation of $6.5 million, $1.8 million and $10.8 million, respectively. For the year ended September 30, 2011, the Company’s net unrealized depreciation consisted of $34.6 million of net unrealized depreciation on debt investments, offset by $25.6 million of net reclassifications to realized losses on investments and interest rate swaps (resulting in unrealized appreciation) and $2.5 million of net unrealized appreciation on equity investments.

For the year ended September 30, 2010, the Company’s net unrealized depreciation consisted of $19.1 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.6 million of reclassifications to realized losses on investments (resulting in unrealized appreciation) and $0.5 million of net unrealized appreciation on equity investments.

For the year ended September 30, 2009, the Company’s net unrealized depreciation consisted of $23.1 million of net unrealized depreciation on debt investments and $2.0 million of net unrealized depreciation on equity investments, offset by $14.3 million of reclassifications to realized losses on investments (resulting in unrealized appreciation).

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components - a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately prorated.

In addition to the proration described above, for the year ended September 30, 2009, the Investment Advisor waived $0.2 million of the base management fee on a portion of the proceeds raised in connection with the equity offerings the Company completed in 2009 and which were held in cash or cash equivalents at September 30, 2009.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Also, on January 6, 2010, the Company announced that the Investment Adviser had voluntarily agreed to take the following actions:

•

To waive the portion of its base management fee for the quarter ended December 31, 2009 attributable to four new portfolio investments, as well as cash and cash equivalents. The amount of the management fee waived was $0.7 million; and

•	To permanently waive that portion of its base management fee attributable to the Company’s assets held in the form of cash and cash equivalents as of the end of each quarter beginning March 31, 2010.

For purposes of the waiver, cash and cash equivalents is as defined elsewhere in the notes to the Company’s Consolidated Financial Statements.

For the years ended September 30, 2011, 2010 and 2009, base management fees were $19.7 million, $9.3 million and $5.9 million, respectively. At September 30, 2011, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $5.7 million reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation and depreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement.

The Company does not currently accrue for capital gains incentive fees due to the accumulated realized and unrealized losses in the portfolio.

For the years ended September 30, 2011, 2010 and 2009, incentive fees were $16.8 million, $10.8 million and $7.8 million, respectively. At September 30, 2011, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $5.0 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for the Company by its chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the year ended September 30, 2011, the Company accrued administrative expenses of $2.8 million, including $1.1 million of general and administrative expenses, which are due to FSC, Inc. At September 30, 2011, $1.5 million was included in Due to FSC, Inc. in the Consolidated Statement of Assets and Liabilities.

Note 12.	Financial Highlights

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$10.43	$10.84	$13.02
Net investment income	1.05	0.95	1.27
Net unrealized depreciation on investments and interest rate swap	(0.10)	(0.04)	(0.44)
Net realized loss on investments and interest rate swap	(0.47)	(0.42)	(0.58)
Dividends paid	(1.26)	(0.96)	(1.20)
Issuance of common stock	0.42	0.06	(1.21)
Repurchases of common stock	—	—	(0.02)

Net asset value at end of period	$10.07	$10.43	$10.84

Per share market value at beginning of period	$11.14	$10.93	$10.05
Per share market value at end of period	$9.32	$11.14	$10.93
Total return(1)	(6.76)%	11.22%	26.86%
Common shares outstanding at beginning of period	54,550	37,879	22,614
Common shares outstanding at end of period	72,376	54,550	37,879
Net assets at beginning of period	$569,172	$410,556	$294,336
Net assets at end of period	$728,627	$569,172	$410,556
Average net assets(2)	$677,354	$479,004	$291,401
Ratio of net investment income to average net assets	9.91%	8.98%	10.76%
Ratio of total expenses to average net assets	8.79%	5.74%	6.34%
Ratio of portfolio turnover to average investments at fair value	7.26%	2.24%	0.00%
Weighted average outstanding debt(3)	$247,549	$22,592	$5,019
Average debt per share	$3.86	$0.50	$0.20

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized during interim periods.

(2)	Calculated based upon the weighted average net assets for the period.

(3)	Calculated based upon the weighted average of loans payable for the period.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 13.	Preferred Stock

The Company’s restated certificate of incorporation had not authorized any shares of preferred stock. However, on April 4, 2008, the Company’s Board of Directors approved a certificate of amendment to its restated certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. A certificate of amendment was also approved by the holders of a majority of the shares of the Company’s outstanding common stock through a written consent first solicited on April 7, 2008.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s restated certificate of incorporation to remove the Company’s authority to issue shares of Series A Preferred Stock.

Note 14.	Interest Rate Swaps

In August 2010, the Company entered into a three-year interest rate swap agreement to mitigate its exposure to adverse fluctuations in interest rates for a total notional amount of $100.0 million. Under the interest rate swap agreement, the Company paid a fixed interest rate of 0.99% and received a floating rate based on the prevailing one-month LIBOR.

Swaps contain varying degrees of off-balance sheet risk which could result from changes in the market values of underlying assets, indices or interest rates and similar items. As a result, the amounts recognized in the Consolidated Statement of Assets and Liabilities at any given date may not reflect the total amount of potential losses that the Company could ultimately incur.

In August 2011, the Company terminated the swap agreement and realized a loss of $1.3 million, which includes a reclassification of $0.8 million of prior unrealized depreciation.

Note 15.	Convertible Senior Notes

On April 12, 2011, the Company issued $152 million unsecured convertible senior notes (“Convertible Notes”), including $2 million issued to Leonard M. Tannenbaum, the Company’s Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per year payable semiannually in arrears on April 1 and October 1 of each year, commencing on October 1, 2011. The Convertible Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during speci-

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

fied periods when the Company’s shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, the Company will deliver shares of its common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of the Company’s common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Notes, and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

For the year ended September 30, 2011, the Company recorded interest expense of $4.1 million related to the Convertible Notes.

The Company may, to the extent permitted by law, repurchase the Convertible Notes in the open market or by tender offer at any price or by private agreement without giving prior notice to holders. Any Convertible Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Convertible Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the indenture. During the year ended September 30, 2011, the Company repurchased, and surrendered to the Trustee for cancellation, Convertible Notes as follows:

Trade Date	Settlement Date	Principal Repurchased	Purchase Price
8/1/2011	8/4/2011	$2,000	$1,820
8/3/2011	8/8/2011	5,000	4,525
8/5/2011	8/10/2011	10,000	8,725

Total		$17,000	$15,070

During the year ended September 30, 2011, the Company recorded a gain on the extinguishment of these Convertible Notes in the amount of the difference between the reacquisition price and the net carrying amount, net of the proportionate amount of unamortized debt issuance costs. The net gain recorded was $1.5 million.

As of September 30, 2011, there were $135.0 million Convertible Notes outstanding, which had a fair value of $113.4 million.

Schedule 12-14

Fifth Street Finance Corp.

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2010	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2011
Control Investments
Lighting by Gregory, LLC
First Lien Term Loan A, 9.75% PIK due 2/28/2013	$12	$1,504	$3,296	$(2,274)	$2,526
First Lien Term Loan B, 14.5% PIK due 2/28/2013	114	2,196	4,824	(7,020)	—
First Lien Bridge Loan, 8% PIK due 3/31/2012	10	—	38	(38)	—
97.38% membership interest	—	—	800	(800)	—
Nicos Polymers & Grinding Inc.
First Lien Term Loan, 8% cash due 12/4/2017	357	—	5,486	(296)	5,190
First Lien Revolver, 8% cash due 12/4/2017	69	—	1,551	—	1,551
50% membership interest	—	—	7,633	(2,400)	5,233

Total Control Investments	$562	$3,700	$23,628	$(12,828)	$14,500

Affiliate Investments
O’Currance, Inc.
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012	1,623	10,806	647	(8,280)	3,173
First Lien Term Loan B, 12.875% cash 4% PIK due 3/21/2012	258	1,897	103	(1,676)	324
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	39	27	(66)	—
3.3% Membership Interest in O’Currance Holding Co., LLC	—	—	—	—	—
MK Network, LLC
First Lien Term Loan A, 13.5% cash due 6/1/2012	73	7,913	8,558	(16,471)	—
First Lien Term Loan B, 17.5% cash due 6/1/2012	76	3,939	4,824	(8,763)	—
11,030 Membership Units	—	—	772	(772)	—
Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013	903	7,112	244	(1,513)	5,843
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013	2,988	14,180	1,423	(536)	15,067
1,080,399 shares of Series A Preferred Stock	—	1,336	161	(7)	1,490

Total Affiliate Investments	$5,921	$47,222	$16,759	$(38,084)	$25,897

Total Control & Affiliate Investments	$6,483	$50,922	$40,387	$(50,912)	$40,397

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.

(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Schedule 12-14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2009	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2010
Control Investments
Lighting by Gregory, LLC
First Lien Term Loan A, 9.75% PIK due 2/28/2013	$83	$2,420	$—	$(916)	$1,504
First Lien Term Loan B, 14.5% PIK due 2/28/2013	100	3,271	—	(1,075)	2,196
First Lien Bridge Loan, 8% Cash due 10/15/2010	—	—	150	(150)	—
97.38% membership interest	—	—	—	—	—

Total Control Investments	$183	$5,691	$150	$(2,141)	$3,700

Affiliate Investments
O’Currance, Inc.
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012	1,929	10,187	899	(280)	10,806
First Lien Term Loan B, 12.875% cash 4% PIK due 3/21/2012	421	2,919	152	(1,174)	1,897
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	130	—	(91)	39
3.3% Membership Interest in O’Currance Holding Co., LLC	—	54	—	(54)	—
CPAC, Inc.
Second Lien Term Loan, 17.5% PIK due 4/13/2012	1,235	4,449	3,625	(8,074)	—
2,297 shares of Common Stock	—	—	—	—	—
Elephant & Castle, Inc.
Second Lien Term Loan, 15.5% due 4/20/2012	68	7,312	310	(7,622)	—
7,500 shares of Series A Preferred Stock	—	492	—	(492)	—
MK Network, LLC
First Lien Term Loan A, 13.5% cash due 6/1/2012	1,460	9,034	510	(1,631)	7,913
First Lien Term Loan B, 17.5% cash due 6/1/2012	958	5,164	335	(1,560)	3,939
First Lien Revolver, Prime +1.5% (10% floor), due 6/1/2010	—	—	—	—	—
11,030 Membership Units	—	—	—	—	—
Martini Park, LLC
First Lien Term Loan, 12% cash 2% PIK due 2/20/2013	229	2,068	3,632	(5,700)	—
5% membership interest	—	—	650	(650)	—
Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013	1,084	8,225	372	(1,485)	7,112
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013	2,895	13,508	1,356	(684)	14,180
1,080,399 shares of Series A Preferred Stock	—	1,207	129	—	1,336

Total Affiliate Investments	$10,279	$64,749	$11,970	$(29,497)	$47,222

Total Control & Affiliate Investments	$10,462	$70,440	$12,120	$(31,638)	$50,922

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.

(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

$500,000,000

Fifth Street Finance Corp.

Common Stock

We may offer, from time to time, up to $500,000,000 of shares of our common stock in one or more offerings. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

The offering price per share of our common stock, less any underwriting commissions and discounts or agency fees, will not be less than the net asset value per share of our common stock at the time of the offering.

Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock.

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Our common stock is listed on the New York Stock Exchange under the symbol “FSC.” On March 28, 2011, and December 31, 2010, the last reported sale price of our common stock on the New York Stock Exchange was $13.37 and $12.14, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of December 31, 2010 was $10.44.

Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 13 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 10 Bank Street, 12th Floor, White Plains, NY 10606 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated March 31, 2011

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of shares of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

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No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” before making a decision to invest in our common stock.

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management LLC, which we also refer to as our “investment adviser.”

As of December 31, 2010, we had originated $907.5 million of funded debt and equity investments and our portfolio totaled $742.4 million at fair value and was comprised of 45 investments, 41 of which were in operating companies and four of which were in private equity funds. The four investments in private equity funds represented less than 1% of the fair value of our assets at December 31, 2010. The 38 debt investments in our portfolio as of December 31, 2010 had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.24x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of December 31, 2010 was approximately 13.2%, of which 11.4% represented cash payments and 1.8% represented payment-in-kind, or PIK, interest. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. For additional information regarding PIK interest and related risks, see “Risk Factors — Risks Relating to Our Business and Structure — Our incentive fee may induce our investment adviser to make speculative investments” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Revenue Recognition — Payment-in-Kind (PIK) Interest.”

Our investments generally range in size from $5 million to $75 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We are currently focusing our origination efforts on first lien loans. We believe that the risk-adjusted returns from these loans are superior to second lien investments and offer superior credit quality. However, we may choose to originate additional second lien and unsecured loans in the future. As of December 31, 2010, substantially all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock, or other equity interests in 21 out of 45 portfolio companies as of December 31, 2010.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, or the “1940 Act.” As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. See “Regulation — Business Development Company Regulations.”

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the “Code.” See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

In addition, we have a wholly-owned subsidiary that is licensed as a small business investment company, or SBIC, and regulated by the Small Business Administration, or the “SBA.” See “Regulation — Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We have received exemptive relief from the Securities and Exchange Commission, or “SEC,” to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of December 31, 2010, we had approximately $663.9 million in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $663.9 million, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

As a result of our receipt of an exemption from the SEC for our SBA debt, we have increased capacity to fund up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we, in effect, are permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we are able to borrow up to $150 million more than the approximately $663.9 million permitted under the 200% asset coverage ratio limit as of December 31, 2010. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business and Structure — Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have a material adverse effect on our operations.” As of March 31, 2011, we, through our SBIC subsidiary, had a total of $138.3 million of SBA-guaranteed debentures outstanding.

The Investment Adviser

Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $1.4 billion in small and mid-sized companies, including the investments made by us, since 1998. Mr. Tannenbaum and his respective private investment firms have acted as the lead (and often sole) first or second lien investor in over 80 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The principals of our investment adviser are Mr. Tannenbaum, our chief executive officer and our investment adviser’s managing partner, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, our co-chief investment officer and a partner of our investment adviser, Chad Blakeman, our co-chief investment officer, Juan E. Alva, a partner of our investment adviser, Casey J. Zmijeski, a partner of our investment adviser and William H. Craig, our chief financial officer.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•

Capitalize on our investment adviser’s strong relationships with private equity sponsors.    Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

•

Focus on established small and mid-sized companies.    We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base.

•

Continue our growth of direct originations.    As of December 31, 2010, we directly originated 100% of our debt investments, although we may not directly originate 100% of our investments in the future. Over the last several years, the principals of our investment adviser have developed an origination strategy designed to ensure that the number and quality of our investment opportunities allows us to continue to directly originate substantially all of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.

•

Employ disciplined underwriting policies and rigorous portfolio management.    Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest along side private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

•

Structure our debt investments to minimize risk of loss and achieve attractive risk-adjusted returns.    We structure our debt investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of December 31, 2010, the weighted average annualized yield of our debt investments was approximately 13.2%, which includes a cash component of 11.4%. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

•

Benefit from lower, fixed, long-term cost of capital.    The SBIC license held by our wholly-owned subsidiary allows it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because we expect lower cost SBA leverage to become a more significant part of our capital base through our SBIC subsidiary, our relative cost of debt capital may be lower than many of our competitors. In addition, the SBIC leverage that we receive through our SBIC subsidiary represents a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments.

•

Leverage the skills and experience of our investment adviser.    The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Corporate Information

Our principal executive offices are located at 10 Bank Street, 12th Floor, White Plains, NY 10606 and our telephone number is (914) 286-6800. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Recent Developments

On February 4, 2011, we completed a follow-on public offering of 11,500,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $12.65 per share.

On February 24, 2011, we amended our secured credit facility led by ING Capital LLC (the “ING facility”) to expand our borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million, the maturity date was extended to February 22, 2014, and, if we obtain a credit rating of BBB or the equivalent, the interest rate will be reduced from LIBOR plus 3.5% per annum to LIBOR plus 3.0% per annum, in each case, with no minimum interest rate, or “floor,” payable thereunder. As of March 31, 2011, we had $74.0 million of borrowings outstanding under the ING facility.

On February 28, 2011, we amended our $100 million secured credit facility with Wells Fargo Bank, National Association (the “Wells Fargo facility”) to reduce our interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, and extend the maturity date of the facility to February 25, 2014. As of March 31, 2011, there was $60.0 million of borrowings outstanding under the Wells Fargo facility.

THE OFFERING

We may offer, from time to time, up to $500,000,000 of shares of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements. The offering price per share of our common stock, less any underwriting commissions and discounts or agency fees, will not be less than the net asset value per share of our common stock at the time of the offering.

Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.

Set forth below is additional information regarding the offering of our common stock:

Use of proceeds	We intend to use substantially all of the net proceeds from the sale of our common stock to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consis-tent with our business development company election and our election to be taxed as a RIC. See “Use of Proceeds.”

New York Stock Exchange symbol	“FSC”

Investment advisory fees	Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement consisting of two components — a base manage-ment fee and an incentive fee. The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes. From and after January 1, 2010, our investment adviser permanently waived the portion of the base management fee attributable to cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”

Administration agreement

FSC, Inc. serves as our administrator. We reimburse our administrator the allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staff. See “Administration Agreement.” Our administrator has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman.

However, although our administrator currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future.

Distributions	We intend to pay dividends to our stockholders out of assets legally available for distribution. From our initial public offering through the fourth fiscal quarter of 2010, we paid quarterly dividends, but in the first fiscal quarter of 2011 we began paying, and we intend to continue paying, monthly dividends to our stockholders. Our distributions, if any, will be determined by our Board of Directors.

Taxation	We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of- income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare a distribution, then stockholders’ cash distribu- tions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Risk factors	Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

•	The current state of the economy and financial markets increases the likelihood of material adverse effects on our financial position and results of operations.

•

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

•

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

•	Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

•

Substantially all of our assets are subject to security interests under secured credit facilities or subject to a superior claim over our stockholders by the SBA and if we default on our obligations under the facilities or with respect to our SBA-guaranteed debentures, we may suffer adverse consequences, including foreclosure on our assets. In connection with any such foreclosure and our subsequent liquidation, our lenders would receive proceeds therefrom before our stockholders and, as a result, our stockholders may not receive any proceeds upon our liquidation.

•

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

•

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

•

Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have a material adverse effect on our operations.

•	We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

•	We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

•	Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

•	Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

•

may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•

may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•

generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•	We may expose ourselves to risks if we engage in hedging transactions.

•	Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

•	We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms within an attractive timeframe.

•	The market price of our common stock may fluctuate significantly.

See “Risk Factors” beginning on page 12 for a more complete discussion of these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Leverage	We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our shares of common stock.

Available information	We file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY, 10606, by telephone at (914) 286-6800, or on our website at www.fifthstreetfinance.com. The information on this website is not incorporated by reference into this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of shares of our common stock pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Fifth Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	5.07	%(5)
Interest payments on borrowed funds	2.11	%(6)
Other expenses	2.32	%(7)

Total annual expenses	9.50	%(8)

(1)	In the event that our common stock is sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct on offering of our common stock, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	Our “management fees” are made up of our base management fee and the incentive fees payable under our investment advisory agreement. The base management fee portion of our “management fees” reflected in the table above is 2.63%, which is calculated based on our net assets (rather than our gross assets). Our base management fee under the investment advisory agreement is based on our gross assets, which includes borrowings for investment purposes. Our investment adviser permanently waived the portion of the base management fee attributable to cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements) as of the end of each quarter beginning March 31, 2010. As a result, our base management fee payable from and after such fiscal quarter will be calculated at an annual rate of 2% of our gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents as of the end of each quarter. See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”

The incentive fee portion of our “management fees” is 2.44%. This calculation assumes that annual incentive fees earned by our investment adviser remain consistent with the incentive fees earned by our investment adviser during the quarter ended December 31, 2010. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, is equal to 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•

no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date).

(6)	“Interest payments on borrowed funds” represent our estimated annual interest payments on borrowed funds and relate to borrowings under the Wells Fargo facility, the ING facility and our SBA-guaranteed debentures.

(7)	“Other expenses” are based on estimated amounts for the current fiscal year, which are higher than such actual expenses for the year ended September 30, 2010.

(8)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders because our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$96	$281	$460	$875

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income portion of our incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our consolidated financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. The financial information as of and for the period from inception (February 15, 2007) to September 30, 2007 and for the fiscal years ended September 30, 2008, 2009 and 2010, set forth below was derived from the audited consolidated financial statements and related notes for Fifth Street Mezzanine Partners III, L.P. and Fifth Street Finance Corp., respectively. The financial information at and for the three months ended December 31, 2010 and 2009 was derived from our unaudited financial statements and related notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The historical financial information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year.

	At and for the Three Months Ended December 31,		At and for the Year Ended September 30,			At September 30, 2007 and for the period February 15, 2007 through September 30, 2007
	2010	2009	2010	2009	2008
	(In thousands, except per share amounts)
Statement of Operations data:
Total investment income	$25,335	$13,241	$70,538	$49,828	$33,219		$4,296
Base management fee, net	3,779	1,540	9,275	5,889	4,258		1,564
Incentive fee	3,514	2,087	10,756	7,841	4,118		—
All other expenses	3,986	1,265	7,483	4,736	4,699		1,773
Net investment income	14,056	8,349	43,024	31,362	20,144		959
Net unrealized appreciation (depreciation) on interest rate swap	736	—	(773)	—	—		—
Net unrealized appreciation (depreciation) on investments	16,106	999	(1,055)	(10,795)	(16,948)		123
Net realized gain (loss) on investments	(13,450)	106	(18,780)	(14,373)	62		—
Net increase in partners’ capital/net assets resulting from operations	17,448	9,454	22,416	6,194	3,258		1,082
Per share data:
Net asset value per common share at period end	$10.44	$10.82	$10.43	$10.84	$13.02	$	N/A
Market price at period end	12.14	10.74	11.14	10.93	10.05		N/A
Net investment income	0.26	0.22	0.95	1.27	1.29		N/A
Net realized and unrealized gain (loss) on investments and interest rate swap	0.06	0.03	(0.46)	(1.02)	(1.08)		N/A
Net increase in partners’ capital/net assets resulting from operations	0.32	0.25	0.49	0.25	0.21		N/A
Dividends paid	0.32	0.27	0.99	1.20	0.61		N/A
Balance Sheet data at period end:
Total investments at fair value	$742,395	$436,694	$563,821	$299,611	$273,759		$88,391
Cash and cash equivalents	43,021	11,782	76,765	113,205	22,906		17,654
Other assets	13,360	4,723	11,340	3,071	2,484		1,285
Total assets	798,776	453,199	651,926	415,887	299,149		107,330
Total liabilities	223,856	42,941	82,754	5,331	4,813		514
Total net assets	574,920	410,257	569,172	410,556	294,336		106,816
Other data:
Weighted average annual yield on debt investments(1)	13.2%	14.9%	14.0%	15.7%	16.2%		16.8%
Number of portfolio companies at period end	45	32	38	28	24		10

(1)	Weighted average annual yield is calculated based upon our debt investments at the end of the period.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face; however, they discuss the presently known principal risks of investing in our common stock. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose part or all of your investment.

Risks Relating to Economic Conditions

The current state of the economy and financial markets increases the likelihood of material adverse effects on our financial position and results of operations.

The U.S. capital markets experienced extreme volatility and disruption over the past several years, leading to recessionary conditions and depressed levels of consumer and commercial spending. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. While recent indicators suggest improvement in the capital markets, we cannot provide any assurance that these conditions will not worsen. If these conditions continue or worsen, the prolonged period of market illiquidity may have a material adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions return, the financial results of small to mid-sized companies, like those in which we invest, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have a material adverse effect on our results of operations.

Many of our portfolio companies are and may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. In this regard, as a result of recent economic conditions and their impact on certain of our portfolio companies, we have agreed to modify the payment terms of our investments in four of our portfolio companies as of December 31, 2010. Such modified terms include changes in payment-in-kind interest provisions and/or cash interest rates. These modifications, and any future modifications to our loan agreements as a result of the recent economic conditions or otherwise, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders and have a material adverse effect on our results of operations.

Risks Relating to Our Business and Structure

Changes in interest rates may affect our cost of capital and net investment income.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

We have a limited operating history.

Fifth Street Mezzanine Partners III, L.P. commenced operations on February 15, 2007. On January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser’s ability to support our investment process; if our investment adviser were to lose any of its principals, our ability to achieve our investment objective could be significantly harmed.

As discussed above, we were organized on February 15, 2007. We have no employees and, as a result, we depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the principals of our investment adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on our investment adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain and develop their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and mid-sized companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.

Our incentive fee may induce our investment adviser to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in offerings of common stock pursuant to this prospectus.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will be unable to monitor these potential conflicts of interest between us and our investment adviser.

Our base management fee may induce our investment adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may create an incentive for our investment adviser to use more leverage to make investments on our behalf than would be the case in the absence of such an arrangement. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our common stock. Our Board of Directors monitors such conflicts of interest in connection with its review of the performance of our investment adviser, as well as during its quarterly review of our financial performance and results of operations.

Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we continue to use leverage to partially finance our investments, which we have increasingly done over the years, you will experience increased risks of investing in our common stock. We, through our SBIC subsidiary, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of our SBIC subsidiary that are superior to the claims of our common stockholders. We also borrow under our credit facilities and have issued unsecured convertible senior notes. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique and we only intend to use leverage if expected returns will exceed the cost of borrowing.

As of December 31, 2010, we, through our SBIC subsidiary, had $123.3 million of outstanding indebtedness guaranteed by the SBA and $89.0 million of outstanding indebtedness under our credit facilities. Our aggregate outstanding indebtedness at September 30, 2011 represents an increase of $390 million, or 534%, as compared to September 30, 2010. The debentures and our credit facilities require periodic payments of interest. The weighted average interest rate charged on our borrowings as of December 31, 2010 was 3.42% (exclusive of deferred financing costs). We will need to generate sufficient cash flow to make these required interest payments. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of our SBIC subsidiary over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us. If we are unable to meet the financial obligations under our credit facilities, the lenders under the credit facilities will have a superior to claim to our assets over our stockholders.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. As a result of our receipt of this relief, we have the ability to incur leverage in excess of the amounts set forth in the 1940 Act. If we incur additional leverage in excess of the amounts set forth in the 1940 Act, our net asset value will decline more sharply if the value of our assets declines than if we had not incurred such additional leverage and the effects of leverage described above will be magnified.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)

(net of expenses)

	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-15.16%	-8.21%	-1.26%	5.68%	12.63%

(1)	Assumes $798.8 million in total assets, $212.3 million in debt outstanding, $574.9 million in net assets, and an average cost of funds of 3.42%. Actual interest payments may be different.

Substantially all of our assets are subject to security interests under secured credit facilities or claims of the SBA with respect to our SBA-guaranteed debentures and if we default on our obligations thereunder, we may suffer adverse consequences, including the lenders and/or the SBA foreclosing on our assets.

As of December 31, 2010, substantially all of our assets were pledged as collateral under our credit facilities or subject to a superior claim over our stockholders by the SBA. If we default on our obligations under these facilities or our SBA-guaranteed debentures, the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. In connection with any such foreclosure and our subsequent liquidation, our lenders would receive proceeds therefrom before our stockholders and, as a result, our stockholders may not receive any proceeds upon our liquidation. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under our credit facilities, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the credit facilities.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. Also, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

There are significant potential conflicts of interest which could adversely impact our investment returns.

Our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Tannenbaum, our chief executive officer and managing partner of our investment adviser, is the managing partner of Fifth Street Capital LLC, a private investment firm. Additionally, Mr. Berman, our president, chief compliance officer and secretary, and Mr. Dimitrov, our chief investment officer, are also partners of our investment adviser. Although the other investment funds managed by Fifth Street Capital LLC and its affiliates generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments, in the future, the principals of our investment adviser may manage other funds which may from time to time have overlapping investment objectives with those of us and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this should occur, the principals of our investment adviser would face conflicts of interest in the allocation of investment opportunities to us and such other funds. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected in the event investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

The incentive fee we pay to our investment adviser relating to capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to our investment adviser, the cumulative aggregate capital gains fee received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption “Investment Advisory Agreement — Management Fee — Incentive Fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

The involvement of our investment adviser’s investment professionals in our valuation process may create conflicts of interest.

Our portfolio investments are generally not in publicly traded securities. As a result, the values of these securities are not readily available. We value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee of our Board of Directors. In connection with that determination, investment professionals from our investment adviser prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our investment adviser’s investment professionals in our valuation process could result in a conflict of interest as our investment adviser’s management fee is based, in part, on our gross assets.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption “Regulation — Business Development Company Regulations.”

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify for tax free treatment at the corporate level on income and gains distributed to stockholders, we need to periodically access the capital markets to raise cash to fund new investments. We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies or private investment funds. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to continue to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which could prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have a material adverse effect on our operations.

On February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958 and is regulated by the SBA. The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause our SBIC subsidiary to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. If our SBIC subsidiary fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBAwould, in turn, negatively affect us because our SBIC subsidiary is our wholly-owned subsidiary. Our SBIC subsidiary’s investment adviser does not have any prior experience managing an SBIC. Its lack of experience in complying with SBA regulations may hinder its ability to take advantage of our SBIC subsidiary’s access to SBA-guaranteed debentures.

Any failure to comply with SBA regulations could have a material adverse effect on our operations.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our market and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To maintain RIC status and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus or any prospectus supplement. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances including with respect to equity investments in foreign corporations. Such original issue discount is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level income tax.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, any such sales may put downward pressure on the trading price of our stock.

In addition, as discussed elsewhere in this prospectus, our loans typically contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income needs to be paid out to stockholders in cash distributions or, in the event that we determine to do so, in shares of our common stock, even though we have not yet collected and may never collect the cash relating to the PIK interest. As a result, if we distribute taxable dividends in the form of our common stock, we may have to distribute a stock dividend to account for PIK interest even though we have not yet collected the cash.

Our wholly-owned SBIC subsidiary may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we are required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiary. We are partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make or that impose limits on our ability to pledge a significant amount of our assets to secure loans, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We have identified deficiencies in our internal control over financial reporting from time to time. Future control deficiencies could prevent us from accurately and timely reporting our financial results.

We have identified deficiencies in our internal control over financial reporting from time to time, including significant deficiencies and material weaknesses. A “significant deficiency” is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of a company’s financial reporting. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our failure to identify deficiencies in our internal control over financial reporting in a timely manner or remediate any deficiencies, or the identification of material weaknesses or significant deficiencies in the future could prevent us from accurately and timely reporting our financial results.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

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may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investments, as well as a corresponding decrease in the value of the equity components of our investments;

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may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.

We may make unsecured debt investments in portfolio companies in the future. Unsecured debt investments are unsecured and junior to other indebtedness of the portfolio company. As a consequence, the holder of an unsecured debt investment may lack adequate protection in the event the portfolio company becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the portfolio company defaults on its indebtedness. In addition, unsecured debt investments of small and mid-sized companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

If we invest in the securities and obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

We are authorized to invest in the securities and other obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished.

We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest, in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In fact, all of our assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in first and second lien debt issued by small and mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payments of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally do not and will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Defaults by our portfolio companies would harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we have made in the past and may make in the future direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We are subject to certain risks associated with foreign investments.

We may make investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our success will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our business as a whole.

We may expose ourselves to risks if we engage in hedging transactions.

We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions and amounts due under our credit facilities from changes in market interest rates. Use of these hedging instruments may include counterparty credit risk. Utilizing such hedging instruments does not eliminate the possibility of fluctuations in the values of such positions and amounts due under our credit facilities or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements and interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings or credit facilities being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. See also “— Changes in interest rates may affect our cost of capital and net investment income.”

Risks Relating to an Offering of Our Common Stock

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in an offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	inability to obtain any exemptive relief that may be required by us from the SEC;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, business development companies and SBICs;

•	loss of our BDC or RIC status or our SBIC subsidiary’s status as an SBIC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our investment adviser’s key personnel; and

•	general economic trends and other external factors.

Certain provisions of our restated certificate of incorporation and amended and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have a material adverse impact on the price of our common stock.

Our restated certificate of incorporation and our amended and restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

•	our future operating results and dividend projections;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, and any accompanying prospectus supplement, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•

future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies, RICs and SBICs.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 and the forward looking statements contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Securities Exchange Act of 1934, or the “Exchange Act.”

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from selling our common stock to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Regulation — Business Development Company Regulations — Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Risk Factors — Risks Relating to an Offering of our Common Stock — We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms within an attractive timeframe” for additional information regarding this matter. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the New York Stock Exchange under the symbol “FSC.” The following table sets forth, for each fiscal quarter during the last two most recently completed fiscal years and for the first fiscal quarter of 2011 and the second fiscal quarter of 2011 through March 28, 2011, the range of high and low sales prices of our common stock as reported on the New York Stock Exchange, the sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter.

	NAV(1)	Price Range		Percentage of High Sales Price to NAV(2)	Percentage of Low Sales Price to NAV(2)	Cash Dividend per Share(3)
		High	Low
Year ended September 30, 2009
First Quarter	$11.86	$10.24	$5.02	86%	42%	$0.32
Second Quarter.	$11.94	$8.48	$5.80	71%	49%	$0.38	(4)
Third Quarter	$11.95	$10.92	$7.24	91%	61%	$0.25
Fourth Quarter	$10.84	$11.36	$9.02	105%	83%	$0.25
Year ended September 30, 2010
First Quarter	$10.82	$10.99	$9.35	102%	86%	$0.27
Second Quarter.	$10.70	$12.13	$10.45	113%	98%	$0.30
Third Quarter	10.43	$13.64	$10.49	131%	101%	$0.32
Fourth Quarter	$10.43	$11.30	$9.79	108%	94%	$0.10
Year ending September 30, 2011
First Quarter	$10.44	$12.24	$10.94	119%	105%	$0.3198	(5)
Second Quarter (through March 28, 2011)	*	$13.95	$11.83	*	*	$0.3198	(6)

*	Not determinable at the time of filing.

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the dividend declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

(4)	Includes a special dividend of $0.05 declared on December 18, 2008 with a record date of December 30, 2008 and a payment date of January 29, 2009.

(5)	From our initial public offering through the fourth fiscal quarter of 2010, we paid quarterly dividends, but in the first fiscal quarter of 2011 we began paying, and we intend to continue paying, monthly dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis.
(6)	On January 31, 2011, our Board of Directors declared the following dividends: $0.1066 per share, payable on April 29, 2011 to stockholders of record on April 1, 2011; $0.1066 per share, payable on May 31, 2011 to stockholders of record on May 2, 2011 and $0.1066 per share, payable on June 30, 2011 to stockholders of record on June 1, 2011.

The last reported price for our common stock on March 28, 2011 was $13.37 per share. As of March 28, 2011, we had 44 stockholders of record, which did not include stockholders for whom shares are held in nominee or street name.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our initial public offering in June 2008, our shares of common stock have at times traded at prices significantly less than our net asset value.

Our dividends, if any, are determined by our Board of Directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

On October 22, 2010, our Board of Directors authorized a stock repurchase program to acquire up to $20 million of our outstanding common stock. Stock repurchases under this program are to be made through the open market at times and in such amounts as our management deems appropriate, provided that the price is below the most recent net asset value per share. The stock repurchase program expires December 31, 2011 and may be limited or terminated by the Board of Directors at any time without prior notice.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

Our consolidated financial statements prior to January 2, 2008 reflect our operations as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) prior to our merger with and into a corporation (Fifth Street Finance Corp.).

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share. Our shares are listed on the New York Stock Exchange under the symbol “FSC.”

On July 21, 2009, we completed a follow-on public offering of 9,487,500 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share.

On September 25, 2009, we completed a follow-on public offering of 5,520,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share.

On January 27, 2010, we completed a follow-on public offering of 7,000,000 shares of our common stock, which did not include the underwriters’ exercise of their over-allotment option, at the offering price of $11.20 per share. On February 25, 2010, we sold 300,500 shares of our common stock at the offering price of $11.20 per share upon the underwriters’ exercise of their over-allotment option in connection with this offering.

On June 21, 2010, we completed a follow-on public offering of 9,200,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $11.50 per share.

On December 7, 2010, we entered into an at-the-market equity offering sales agreement relating to shares of our common stock. Throughout the month of December 2010, we sold 429,110 shares of our common stock at an average offering price of $11.87 per share. We terminated the at-the-market equity offering sales agreement effective January 20, 2011 and did not sell any shares of our common stock pursuant thereto subsequent to December 31, 2010.

Current Market Conditions

Since mid-2007, the global financial markets have experienced stress, volatility, illiquidity, and disruption. This turmoil appears to have peaked in the fall of 2008, resulting in several major financial institutions becoming insolvent, being acquired, or receiving government assistance. While the turmoil in the financial markets appears to have abated somewhat, the global economy continues to experience economic uncertainty. Economic uncertainty impacts our business in many ways, including changing spreads, structures, and purchase multiples as well as the overall supply of investment capital.

Despite the economic uncertainty, our deal pipeline remains robust, with high quality transactions backed by private equity sponsors in small to mid-sized companies. As always, we remain cautious in selecting new investment opportunities, and will only deploy capital in deals which are consistent with our disciplined philosophy of pursuing superior risk-adjusted returns.

As evidenced by our recent investment activities, we expect to grow the business in part by increasing the average investment size when and where appropriate. At the same time, we expect to focus more on first lien transactions. Although we believe that we currently have sufficient capital available to fund investments, a prolonged period of market disruptions may cause us to reduce the volume of loans we originate and/or fund, which could have an adverse effect on our business, financial condition, and results of operations. In this regard, because our common stock has at times traded at a price below our then current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

Critical Accounting Policies

FASB Accounting Standards Codification

The issuance of FASB Accounting Standards CodificationTM (the “Codification”) on July 1, 2009 (effective for interim or annual reporting periods ending after September 15, 2009), changes the way that U.S. generally accepted accounting principles (“GAAP”) are referenced. Beginning on that date, the Codification officially became the single source of authoritative nongovernmental GAAP; however, SEC registrants must also consider rules, regulations, and interpretive guidance issued by the SEC or its staff. The switch affects the way companies refer to GAAP in financial statements and in their accounting policies. References to standards will consist solely of the number used in the Codification’s structural organization.

Consistent with the effective date of the Codification, financial statements for periods ending after September 15, 2009, refer to the Codification structure, not pre-Codification historical GAAP.

Basis of Presentation

Effective January 2, 2008, Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership organized on February 15, 2007, merged with and into Fifth Street Finance Corp. The merger involved the exchange of shares between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control, our results of operations and cash flows for the fiscal year ended September 30, 2008 are presented as if the merger had occurred as of October 1, 2007. Accordingly, no adjustments were made to the carrying value of assets and liabilities (or the cost basis of investments) as a result of the merger. Prior to January 2, 2008, references to Fifth Street are to the Partnership. After January 2, 2008, references to “Fifth Street,” “FSC,” “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires. Fifth Street’s financial results for the fiscal year ended September 30, 2007 refer to the Partnership.

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the Consolidated Financial Statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Under Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which we adopted effective October 1, 2008, we perform detailed valuations of our debt and equity investments on an individual basis, using market based, income based, and bond yield approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the enterprise value approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business. Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within our investment adviser responsible for the portfolio investment;

•	Preliminary valuations are then reviewed and discussed with the principals of our investment adviser;

•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations on a selected basis and submit reports to us;

•	The deal team compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	The deal team prepares a valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of our Board of Directors reviews the preliminary valuations, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors; and

•	Our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at December 31, 2010, September 30, 2010 and September 30, 2009 was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and our consistently applied valuation process.

Our Board of Directors has engaged independent valuation firms to provide us with valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide us with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

The portions of our portfolio valued, as a percentage of the portfolio at fair value, by independent valuation firms by period were as follows:

For the quarter ending December 31, 2007	91.9%
For the quarter ending March 31, 2008	92.1%
For the quarter ending June 30, 2008	91.7%
For the quarter ending September 30, 2008	92.8%
For the quarter ending December 31, 2008	100.0%
For the quarter ending March 31, 2009	88.7	%(1)
For the quarter ending June 30, 2009	92.1%
For the quarter ending September 30, 2009	28.1%
For the quarter ending December 31, 2009	17.2	%(2)
For the quarter ending March 31, 2010	26.9%
For the quarter ending June 30, 2010	53.1%
For the quarter ending September 30, 2010	61.8%
For the quarter ending December 31, 2010	73.9%

(1)	96.0% excluding our investment in IZI Medical Products, Inc., which closed on December 31, 2009 and therefore was not part of the independent valuation process

(2)	24.8% excluding four investments that closed in December 2009 and therefore were not part of the independent valuation process

Our $50 million credit facility with Bank of Montreal was terminated effective September 16, 2009. The facility required independent valuations for at least 90% of the portfolio on a quarterly basis. With the termination of this facility, this valuation test is no longer required. However, we still intend to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued on an annual basis.

As of December 31, 2010, September 30, 2010 and September 30, 2009, approximately 92.9%, 86.5% and 72.0%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We receive a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost and fair value of the respective investments. Other fees, such as servicing fees, are classified as fee income and recognized as they are earned on a monthly basis.

We have also structured exit fees across certain of our portfolio investments to be received upon the future exit of those investments. These fees are to be paid to us upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. Exit fees are fees which are earned and payable upon the exit of a debt security and, similar to a prepayment penalty, are not accrued or otherwise included in net investment income until received. The receipt of such fees as well as the timing of our receipt of such fees is contingent upon a successful exit event for each of the investments.

Payment-in-Kind (PIK) Interest

Our loans typically contain a contractual PIK interest provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security is generally made well before our full write-down of such loan or debt security. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest.

For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments”. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest.

To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. Accumulated PIK interest was $17.3 million and represented 2.3% of the fair value of our portfolio of investments as of December 31, 2010, $19.3 million or 3.4% as of September 30, 2010 and $12.1 million or 4.0% as of September 30, 2009. The net increase in loan balances as a result of contracted PIK arrangements are separately identified in our Consolidated Statements of Cash Flows.

The accrual of PIK interest on our debt investments increases the recorded cost basis of these investments in our financial statements and, as a result, increases the cost basis of these investments for purposes of computing the capital gains incentive fee payable by us to our investment adviser.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by either a first or second lien on the assets of the portfolio company and generally have terms of up to six years (but an expected average life of between three and four years). We are currently focusing our new debt origination efforts on first lien loans because we believe that the risk-adjusted returns from these loans are superior to second lien and unsecured loans at this time and offer superior credit quality. However, we may choose to originate second lien and unsecured loans in the future.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in the following tables:

	December 31, 2010	September 30, 2010
Cost:
First lien debt	84.85%	72.61%
Second lien debt	12.80%	25.42%
Subordinated debt	0.78%	0.80%
Purchased equity	0.58%	0.39%
Equity grants	0.92%	0.75%
Limited partnership interests	0.07%	0.03%

Total	100.00%	100.00%

	December 31, 2010	September 30, 2010
Fair value:
First lien debt	86.53%	73.84%
Second lien debt	11.35%	24.45%
Subordinated debt	0.72%	0.78%
Purchased equity	0.40%	0.11%
Equity grants	0.94%	0.79%
Limited partnership interests	0.06%	0.03%

Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value as a percentage of total investments were as follows:

	December 31, 2010	September 30, 2010
Cost:
Healthcare services	19.97%	14.76%
IT consulting & other services	6.60%	0.00%
Healthcare equipment	6.21%	8.02%
Education services	5.93%	7.58%
Internet software & services	5.29%	0.00%
Construction and engineering	5.18%	4.22%
Electronic equipment & instruments	4.37%	5.59%
Home improvement retail	4.32%	5.51%
Apparel, accessories & luxury goods	4.22%	3.97%
Food distributors	3.78%	5.13%
Fertilizers & agricultural chemicals	3.49%	4.51%
Diversified support services	3.40%	4.43%
Healthcare technology	2.83%	3.63%
Human resources & employment services	2.75%	0.00%
Food retail	2.57%	3.31%
Electronic manufacturing services	2.52%	3.16%
Media — Advertising	2.39%	3.35%
Air freight and logistics	2.33%	2.36%
Trucking	2.26%	2.88%

	December 31, 2010	September 30, 2010
Distributors	1.78%	2.25%
Data processing and outsourced services	1.75%	2.21%
Industrial machinery	1.35%	1.71%
Leisure facilities	0.90%	1.16%
Building products	0.89%	1.40%
Construction materials	0.86%	2.95%
Environmental & facilities services	0.68%	1.51%
Housewares & specialties	0.60%	2.06%
Restaurants	0.55%	2.11%
Household products	0.15%	0.18%
Multi-sector holdings	0.05%	0.02%
Movies & entertainment	0.03%	0.03%

Total	100.00%	100.00%

Fair Value:
Healthcare services	20.76%	15.83%
IT consulting & other services	6.87%	0.00%
Healthcare equipment	6.42%	8.57%
Education services	5.50%	7.47%
Internet software & services	5.49%	0.00%
Construction and engineering	5.08%	4.23%
Electronic equipment & instruments	4.40%	5.83%
Apparel, accessories & luxury goods	4.39%	4.18%
Home improvement retail	4.35%	5.76%
Food distributors	3.84%	5.38%
Fertilizers & agricultural chemicals	3.57%	4.76%
Diversified support services	3.48%	4.66%
Healthcare technology	2.96%	3.93%
Human resources & employment services	2.87%	0.00%
Food retail	2.64%	3.50%
Media — Advertising	2.44%	3.52%
Air freight and logistics	2.40%	2.49%
Electronic manufacturing services	2.24%	3.20%
Distributors	1.81%	2.35%
Data processing and outsourced services	1.72%	2.26%
Industrial machinery	1.44%	1.81%
Leisure facilities	0.94%	1.25%
Building products	0.88%	1.21%
Construction materials	0.87%	3.02%
Environmental & facilities services	0.68%	0.91%
Trucking	0.62%	0.82%
Housewares & specialties	0.55%	0.66%
Restaurants	0.52%	2.15%
Household products	0.15%	0.19%

	December 31, 2010	September 30, 2010
Multi-sector holdings	0.08%	0.01%
Movies & entertainment	0.04%	0.05%

Total	100.00%	100.00%

Portfolio Asset Quality

We employ a grading system to assess and monitor the credit risk of our investment portfolio. We rate all investments on a scale from 1 to 5. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment.

•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•

Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new investments are initially rated 2.

•

Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

•

Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•

Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value, as of December 31, 2010 and September 30, 2010:

	December 31, 2010				September 30, 2010
	Fair Value	Percentage of Total Portfolio	Leverage Ratio		Fair Value	Percentage of Total Portfolio	Leverage Ratio
1	$80,790,254	10.88%	3.00		$89,150,457	15.81%	2.97
2	620,901,779	83.63%	3.40		424,494,799	75.29%	4.31
3	21,672,872	2.92%	11.16		18,055,528	3.20%	13.25
4	—	0.00%	—		23,823,120	4.23%	8.13
5	19,030,430	2.57%	NM	(1)	8,297,412	1.47%	NM	(1)

Total	$742,395,335	100.00%	3.25		$563,821,316	100.00%	4.53

(1)	Due to operating performance this ratio is not measurable and, as a result, is excluded from the total portfolio calculation.

We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. As of December 31, 2010, we had modified the payment terms of our investments in four portfolio companies. Such modified terms may include increased PIK interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders.

Loans and Debt Securities on Non-Accrual Status

As of December 31, 2010, we had stopped accruing cash interest, PIK interest and original issue discount (“OID”) on three investments that did not pay all of their scheduled monthly cash interest payments for the period ended December 31, 2010. As of September 30, 2010, we had stopped accruing PIK interest and OID on five investments that did not pay all of their scheduled monthly cash interest payments for the year ended September 30, 2010. As of December 31, 2009, we had stopped accruing PIK interest and OID on five investments, including two investments that had not paid all of their scheduled monthly cash interest payments.

The non-accrual status of our portfolio investments as of December 31, 2010, September 30, 2010 and December 31, 2009 was as follows:

	December 31, 2010	September 30, 2010	December 31, 2009
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
CPAC, Inc.	—	—	PIK non-accrual
Martini Park, LLC	—	—	PIK non-accrual
Nicos Polymers & Grinding, Inc.	—	Cash non-accrual	PIK non-accrual
MK Network, LLC	Cash non-accrual	Cash non-accrual	—
Premier Trailer Leasing, Inc.	Cash non-accrual	Cash non-accrual	Cash non-accrual
Vanguard Vinyl, Inc.	—	Cash non-accrual	—

Non-accrual interest amounts related to the above investments for the three months ended December 31, 2010, the year ended September 30, 2010 and the three months ended December 31, 2009 were as follows:

	Three Months Ended December 31, 2010	Year Ended September 30, 2010	Three Months Ended December 31, 2009
Cash interest income	$2,106,432	$5,804,101	$1,134,564
PIK interest income	240,390	1,903,005	468,882
OID income	30,138	328,792	103,911

Total	$2,376,960	$8,035,898	$1,707,357

Discussion and Analysis of Results and Operations

Results of Operations

The principal measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Net unrealized appreciation (depreciation) is the net change in the fair value of our investment portfolio and derivative instruments.

Comparison of the three months ended December 31, 2010 and December 31, 2009

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, administrative fees, unused fees, amendment fees, equity structuring fees, exit fees, prepayment fees and waiver fees. Other investment income consists primarily of dividend income received from certain of our equity investments and interest on cash and cash equivalents on deposit with financial institutions.

Total investment income for the three months ended December 31, 2010 and December 31, 2009 was $25.3 million and $13.2 million, respectively. For the three months ended December 31, 2010, this amount primarily consisted of $20.8 million of interest income from portfolio investments (which included $3.1 million of PIK interest), and $4.5 million of fee income. For the three months ended December 31, 2009, total investment income primarily consisted of $12.3 million of interest income from portfolio investments (which included $2.0 million of PIK interest), and $0.9 million of fee income.

The increase in our total investment income for the three months ended December 31, 2010 as compared to the three months ended December 31, 2009 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to an increase of 13 investments in our portfolio in the year-over-year period, partially offset by scheduled amortization repayments received and other debt payoffs during the same period.

Expenses

Expenses (net of the permanently waived portion of the base management fee) for the three months ended December 31, 2010 and December 31, 2009 were $11.3 million and $4.9 million, respectively. Expenses increased for the three months ended December 31, 2010 as compared to the three months ended December 31, 2009 by $6.4 million, primarily as a result of increases in the base management fee, the incentive fee, interest expense, professional fees, and other general and administrative expenses.

The increase in base management and incentive fees resulted from an increase in our total assets as reflected in the growth of the investment portfolio, offset partially by our investment adviser’s unilateral decision to waive $0.7 million of the base management fee for the three months ended December 31, 2009. The increase in interest expense resulted from a $174.3 million increase in debt levels in the year-over-year period.

Net Investment Income

As a result of the $12.1 million increase in total investment income as compared to the $6.4 million increase in net expenses, net investment income for the three months ended December 31, 2010 reflected a $5.7 million, or 68.4%, increase compared to the three months ended December 31, 2009.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the three months ended December 31, 2010, we recorded the following investment realization events:

•

In November 2010, we restructured our investment in Best Vinyl, Inc., which resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

•

In December 2010, we restructured our investment in Nicos Polymers & Grinding Inc., which resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•	In December 2010, we cancelled Lighting by Gregory, LLC’s entire Term Loan B balance and $1.5 million of Term Loan A. We recorded a realized loss on this investment in the amount of $7.8 million.

During the three months ended December 31, 2009, we received a cash payment in the amount of $0.1 million, representing a payment in full of all amounts due in connection with the cancellation of our loan agreement with American Hardwoods Industries, LLC. We recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on this investment.

Unrealized Appreciation or Depreciation on Investments and Interest Rate Swaps

Net unrealized appreciation or depreciation is the net change in the fair value of our investment portfolio and interest rate swaps during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three months ended December 31, 2010, we recorded net unrealized appreciation of $16.8 million. This consisted of $10.3 million of reclassifications to realized losses, $5.5 million of net unrealized appreciation on debt investments, $0.3 million of net unrealized appreciation on equity investments and $0.7 million of net unrealized appreciation on interest rate swaps. During the three months ended December 31, 2009, we recorded net unrealized appreciation of $1.0 million. This consisted of $1.2 million of net unrealized appreciation on debt investments, partially offset by $0.2 million of net unrealized depreciation on equity investments.

Comparison of years ended September 30, 2010 and September 30, 2009

Total Investment Income

Total investment income for the years ended September 30, 2010 and September 30, 2009 was $70.5 million and $49.8 million, respectively. For the year ended September 30, 2010, this amount primarily consisted of $63.9 million of interest income from portfolio investments (which included $10.0 million of PIK interest), and $6.0 million of fee income. For the year ended September 30, 2009, this amount primarily consisted of $46.0 million of interest income from portfolio investments (which included $7.4 million of PIK interest), and $3.5 million of fee income.

The increase in our total investment income for the year ended September 30, 2010 as compared to the year ended September 30, 2009 was primarily attributable to a net increase of eight debt investments in our portfolio in the year-over-year period, partially offset by scheduled amortization repayments received and other debt payoffs during the same period.

Expenses

Expenses (net of the permanently waived portion of the base management fee) for the years ended September 30, 2010 and September 30, 2009 were $27.5 million and $18.4 million, respectively. Expenses increased for the year ended September 30, 2010 as compared to the year ended September 30, 2009 by $9.1 million, primarily as a result of increases in the base management fee, the incentive fee, interest expense, administrator expense, and other general and administrative expenses.

The increase in base management and incentive fees resulted from an increase in our total assets as reflected in the growth of the investment portfolio, offset partially by our investment adviser’s unilateral decision to waive $727,000 and $172,000 of the base management fee for the years ended September 30, 2010 and September 30, 2009, respectively.

Net Investment Income

As a result of the $20.7 million increase in total investment income as compared to the $9.1 million increase in total expenses, net investment income for the year ended September 30, 2010 reflected a $11.6 million, or 37.2%, increase compared to the year ended September 30, 2009.

Realized Gain (Loss) on Investments

Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the year ended September 30, 2010, we recorded the following investment realization events:

•

In October 2009, we received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of our loan agreement with American Hardwoods Industries, LLC. We recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•	In March 2010, we recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of our interest in CPAC, Inc.;

•

In August 2010, we received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In September 2010, we restructured our investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $2.6 million in accordance with EITF Abstract Issue No. 96-19;

•

In September 2010, we sold our investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. We recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, we exited our investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. We recorded a realized loss on this investment in the amount of $9.3 million.

During the year ended September 30, 2009, we exited our investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on our investment in CPAC, Inc. in connection with our determination that the investment was permanently impaired based on, among other things, our analysis of changes in the portfolio company’s business operations and prospects.

Net Change in Unrealized Appreciation or Depreciation

Net unrealized appreciation or depreciation is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended September 30, 2010, we recorded net unrealized depreciation of $1.8 million. This consisted of $18.7 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.2 million of reclassifications to realized losses and $0.5 million of net unrealized appreciation on equity investments.

During the year ended September 30, 2009, we recorded net unrealized depreciation of $10.8 million. This consisted of $23.1 million of net unrealized depreciation on debt investments and $2.0 million of net unrealized depreciation on equity investments, offset by $14.3 million of reclassifications to realized losses.

Comparison of years ended September 30, 2009 and September 30, 2008

Total Investment Income

Total investment income for the years ended September 30, 2009 and September 30, 2008 was $49.8 million and $33.2 million, respectively. For the year ended September 30, 2009, this amount primarily consisted of $46.0 million of interest income from portfolio investments (which included $7.4 million of PIK interest), and $3.5 million of fee income. For the year ended September 30, 2008, this amount primarily consisted of $30.5 million of interest income from portfolio investments (which included $4.9 million of PIK interest), and $1.8 million of fee income.

The increase in our total investment income for the year ended September 30, 2009 as compared to the year ended September 30, 2008 was primarily attributable to a net increase of two debt investments in our portfolio in the year-over-year period, partially offset by debt repayments received during the same period.

Expenses

Expenses (net of the permanently waived portion of the base management fee) for the years ended September 30, 2009 and September 30, 2008 were $18.4 million and $13.1 million, respectively. Expenses increased for the year ended September 30, 2009 as compared to the year ended September 30, 2008 by $5.3 million, primarily as a result of increases in base management fee, incentive fees and other general and administrative expenses.

The increase in base management fee resulted from an increase in our total assets as reflected in the growth of the investment portfolio offset partially by our investment adviser’s unilateral decision to waive $172,000 of the base management fee for the year ended September 30, 2009. Incentive fees were implemented effective January 2, 2008 when Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., and reflect the growth of our net investment income before such fees.

Net Investment Income

As a result of the $16.6 million increase in total investment income as compared to the $5.3 million increase in total expenses, net investment income for the year ended September 30, 2009 reflected a $11.3 million, or 55.7%, increase compared to the year ended September 30, 2008.

Realized Gain (Loss) on Investments

Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. During the year ended September 30, 2009, we exited our investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on our investment in CPAC, Inc. in connection with our determination that the investment was permanently impaired based on, among other things, our analysis of changes in the portfolio company’s business operations and prospects. During the year ended September 30, 2008, we sold our equity investment in Filet of Chicken and realized a gain of $62,000.

Net Change in Unrealized Appreciation or Depreciation

Net unrealized appreciation or depreciation is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. During the year ended September 30, 2009, we recorded net unrealized depreciation of $10.8 million. This consisted of $23.1 million of net unrealized depreciation on debt investments and $2.0 million of net unrealized depreciation on equity investments, offset by $14.3 million of reclassifications to realized losses. During the year ended September 30, 2008, we recorded net unrealized depreciation of $16.9 million. This consisted of $12.1 million of net unrealized depreciation on debt investments and $4.8 million of net unrealized depreciation on equity investments.

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt, or funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction.

For the three months ended December 31, 2010, we experienced a net decrease in cash and cash equivalents of $33.7 million. During that period, we used $159.4 million of cash in operating activities, primarily for the funding of $238.6 million of investments, partially offset by $57.6 million of principal payments received and $14.1 million of net investment income. During the same period cash provided by financing activities was $125.6 million, primarily consisting of $89.0 million of net borrowings under our credit facilities, $50.3 million of SBA borrowings, and $5.0 million of proceeds from issuances of our common stock, partially offset by $16.5 million of cash dividends paid, $0.2 million of offering costs paid and $2.0 million of deferred financing costs paid. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity offerings or credit facilities, as we deem appropriate.

For the year ended September 30, 2010, we experienced a net decrease in cash and cash equivalents of $36.4 million. During that period, we used $239.2 million of cash in operating activities, primarily for the funding of $325.5 million of investments, partially offset by $44.5 million of principal payments received and $43.0 million of net investment income. During the same period cash provided by financing activities was $202.7 million, primarily consisting of $179.1 million of proceeds from issuances of our common stock and $73.0 million of SBA borrowings, partially offset by $41.8 million of cash dividends paid, $1.3 million of offering costs paid and $6.3 million of deferred financing costs paid. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity offerings or credit facilities, as we deem appropriate.

As of December 31, 2010, we had $43.0 million in cash and cash equivalents, portfolio investments (at fair value) of $742.4 million, $4.7 million of interest and fees receivable, $123.3 million of SBA debentures payable, $89.0 of borrowings outstanding under our credit facilities, and unfunded commitments of $95.3 million.

As of September 30, 2010, we had $76.8 million in cash and cash equivalents, portfolio investments (at fair value) of $563.8 million, $3.8 million of interest and fees receivable, $73.0 million of SBA debentures payable, and unfunded commitments of $49.5 million.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, future borrowings and future offerings of securities. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “Regulated Investment Company Status and Distributions” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of December 31, 2010, we were in compliance with this requirement. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Finally, through a wholly-owned subsidiary, we sought and obtained a license from the SBA to operate an SBIC.

In this regard, on February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of December 31, 2010, our SBIC subsidiary had $75 million in regulatory capital. The SBA has issued a capital commitment to our SBIC subsidiary in the amount of $150 million, and $123.3 million of SBA debentures were outstanding as of December 31, 2010. $73.0 million of these debentures bore an interest rate of 3.50%, including the SBA annual charge of 0.285%, while the remainder do not yet have a locked interest rate.

We have received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test.

Significant capital transactions that occurred from October 1, 2008 through December 31, 2010

The following table reflects the dividend distributions per share that our Board of Directors has declared on our common stock from October 1, 2008 through December 31, 2010:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
December 9, 2008	December 19, 2008	December 29, 2008	$0.32	$6.4 million	105,326	$0.8 million
December 9, 2008	December 30, 2008	January 29, 2009	0.33	6.6 million	139,995	0.8 million
December 18, 2008	December 30, 2008	January 29, 2009	0.05	1.0 million	21,211	0.1 million
April 14, 2009	May 26, 2009	June 25, 2009	0.25	5.6 million	11,776	0.1 million
August 3, 2009	September 8, 2009	September 25, 2009	0.25	7.5 million	56,890	0.6 million
November 12, 2009	December 10, 2009	December 29, 2009	0.27	9.7 million	44,420	0.5 million
January 12, 2010.	March 3, 2010	March 30, 2010	0.30	12.9 million	58,689	0.7 million
May 3, 2010	May 20, 2010	June 30, 2010	0.32	14.0 million	42,269	0.5 million
August 2, 2010	September 1, 2010	September 29, 2010	0.10	5.2 million	25,425	0.3 million
August 2, 2010	October 6, 2010	October 27, 2010	0.10	5.2 million	24,850	0.3 million
August 2, 2010	November 3, 2010	November 24, 2010	0.11	5.7 million	26,569	0.3 million
August 2, 2010	December 1, 2010	December 29, 2010	0.11	5.7 million	28,238	0.3 million
November 30, 2010	January 4, 2011	January 31, 2011	0.1066	5.4 million	36,038	0.5 million
November 30, 2010	February 1, 2011	February 28, 2011	0.1066	5.5 million	29,072	0.4 million
November 30, 2010	March 1, 2011	March 31, 2011	0.1066	—	—	—

The following table reflects shareholder transactions that occurred from October 1, 2008 through December 31, 2010:

Date	Transaction	Shares	Share Price		Gross Proceeds (Uses)
October 27, 2008	Repurchase shares	39,000	$5.96		$(0.2 million	)
October 28, 2008	Repurchase shares	39,000	5.89		(0.2 million	)
July 21, 2009	Public offering(1)	9,487,500	9.25		87.8 million
September 25, 2009	Public offering(1)	5,520,000	10.50		58.0 million
January 27, 2010	Public offering	7,000,000	11.20		78.4 million
February 25, 2010	Underwriters’ exercise of over-allotment	300,500	11.20		3.4 million
June 21, 2010	Public offering(1)	9,200,000	11.50		105.8 million
December 2010	At-the-market offering	429,110	11.87	(2)	5.1 million

(1)	Includes the underwriters’ full exercise of their over-allotment option

(2)	Average offering price

Borrowings

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and we entered into a Loan and Servicing Agreement (“Agreement”), with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo Bank, National Association (“Wells Fargo”), as successor to Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

On May 26, 2010, we amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, we received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto.

On November 5, 2010, we amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of our portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

In connection with the Wells Fargo facility, we concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which we will sell to Funding certain loan assets we have originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which we pledged all of our equity interests in Funding as security for the payment of Funding’s obligations under the Agreement and other documents entered into in connection with the Wells Fargo facility.

The Agreement and related agreements governing the Wells Fargo facility required both Funding and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or us to materially perform under the Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

The Wells Fargo facility is secured by all of the assets of Funding, and all of our equity interest in Funding. We intend to use the net proceeds of the Wells Fargo facility to fund a portion of our loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of December 31, 2010, we had $38.0 million of borrowings outstanding under the Wells Fargo facility.

On May 27, 2010, we entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows for us to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and has a maturity date of May 27, 2013. The ING facility also allows us to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility is $90 million, and the ING facility includes an accordion feature that allows for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of our assets, as well as the assets of two of our wholly-owned subsidiaries, FSFC Holdings, Inc. and FSF/MP Holdings, Inc., subject to certain exclusions for, among other things, equity interests in our SBIC subsidiary and equity interests in Funding as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., FSF/MP Holdings, Inc., ING Capital LLC, as collateral agent, and us. Neither our SBIC subsidiary nor Funding is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that we may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and FSF/MP Holdings, Inc. guaranteed the obligations under the ING Security Agreement, including our obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, we pledged our entire equity interests in FSFC Holdings, Inc. and FSF/MP Holdings, Inc. to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., FSF/MP Holdings, Inc. and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by us to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. We cannot be assured that we will be able to borrow funds under the ING facility at any particular time or at all.

As of December 31, 2010, we had $51.0 million of borrowings outstanding under the ING facility.

As of December 31, 2010, except for assets that were funded through our SBIC subsidiary, substantially all of our assets were pledged as collateral under the Wells Fargo facility or the ING facility.

Interest expense for the three months ended December 31, 2010, the year ended September 30, 2010 and the three months ended December 31, 2009 was $1.9 million, $1.9 million $0.1 million, respectively.

The following table describes significant financial covenants with which we must comply under each of our credit facilities on a quarterly basis:

Facility	Financial Covenant	Description	Target Value	Reported Value(1)
Wells Fargo facility	Minimum shareholders’ equity (inclusive of affiliates)	Net assets shall not be less than $200 million plus 75% of the aggregate net proceeds of all sales of equity interests after November 16, 2009	$338 million	$569 million
	Minimum shareholders’ equity (exclusive of affiliates)	Net assets exclusive of affiliates other than Funding shall not be less than $250 million	$250 million	$494 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.00:1	2.00:1	2.78:1
ING facility	Minimum shareholders’ equity	Net assets shall not be less than the greater of (a) 55% of total assets; and (b) $385 million plus 50% of the aggregate net proceeds of all sales of equity interests after February 24, 2010	$436 million	$569 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.25:1	2.25:1	8.80:1
	Interest coverage ratio	Interest coverage ratio shall not be less than 2.50:1	2.50:1	43.18:1
	Eligible portfolio investments test	Aggregate value of (a) Cash and cash equivalents and (b) Portfolio investments rated 1, 2 or 3 shall not be less than $175 million	$175 million	$288 million

(1)	As contractually required, we report financial covenants based on the last filed quarterly or annual report, in this case our Form 10-K for the year ended September 30, 2010.

The following table reflects credit facility and debenture transactions that occurred from October 1, 2008 through December 31, 2010. Amounts available and drawn are as of December 31, 2010:

			Total Facility Amount	Upfront Fee Paid	Availability		Amount Drawn	Interest Rate
Bank of Montreal	December 30, 2008	Renewed credit facility	$50 million	$0.3 million	$—		$—	LIBOR + 3.25%
	September 16, 2009	Terminated credit facility
Wells Fargo facility	November 16, 2009	Entered into credit facility	50 million	0.8 million				LIBOR + 4.00%
	May 26, 2010	Expanded credit facility	100 million	0.9 million	91 million	(1)	38 million	LIBOR + 3.50%
ING facility.	May 27, 2010	Entered into credit facility	90 million	0.8 million	90 million		51 million	LIBOR + 3.50%
SBA	February 16, 2010	Received capital commitment	75 million	0.8 million
	September 21, 2010	Received capital commitment	150 million	0.8 million	150 million		123.3 million	3.50%(2)

(1)	Availability to increase upon our decision to further collateralize the facility.

(2)	Includes the SBA annual charge of 0.285%.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of December 31, 2010, our only off-balance sheet arrangements consisted of $95.3 million of unfunded commitments, which was comprised of $91.8 million to provide debt financing to certain of our portfolio companies and $3.6 million related to unfunded limited partnership interests. As of September 30, 2010, our only off-balance sheet arrangements consisted of $49.5 million, which was comprised of $46.7 million to provide debt financing to certain of our portfolio companies and $2.8 million related to unfunded limited partnership interests. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on our Consolidated Statement of Assets and Liabilities.

Contractual Obligations

On February 3, 2010, our SBIC subsidiary received a license, effective February 1, 2010, from the SBA to operate as an SBIC. The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. As of December 31, 2010, we had $123.3 million of SBA debentures payable. $73.0 million of these debentures bore an interest rate of 3.50%, including the SBA annual charge of 0.285%, while the remainder do not yet have a locked interest rate.

On November 16, 2009, we entered into the Wells Fargo facility in the amount of $50 million with an accordion feature, which allowed for potential future expansion of the Wells Fargo facility up to $100 million. The Wells Fargo facility bore interest at LIBOR plus 4% per annum and had a maturity date of November 26, 2012. On May 26, 2010, we amended the Wells Fargo facility to expand our borrowing capacity under that facility. Pursuant to the amendment, we received an additional $50 million commitment, thereby increasing the size of the Wells Fargo facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013. On November 5, 2010, we amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of our portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

On May 27, 2010, we entered into the ING facility, which allows for us to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and has a maturity date of May 27, 2013. The ING facility also allows us to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility is $90 million, and the ING facility includes an accordion feature that allows for potential future expansion of the facility up to a total of $150 million.

As of December 31, 2010, we had $51.0 million of borrowings outstanding under the ING facility and $38.0 million of borrowings outstanding under the Wells Fargo facility.

The table below reflects the following information pertaining to debt outstanding under the SBA debentures payable, the Wells Fargo facility and the ING facility:

	Debt Outstanding as of September 30, 2010	Debt Outstanding as of December 31, 2010	Weighted average debt outstanding for the three months ended December 31, 2010	Maximum debt outstanding for the three months ended December 31, 2010
SBA debentures payable	$73,000,000	$123,300,000	$81,276,087	$123,300,000
Wells Fargo facility	—	38,000,000	16,380,435	75,000,000
ING facility	—	51,000,000	5,021,739	51,000,000
Total debt	73,000,000	212,300,000	102,678,261	234,300,000

The following table reflects our contractual obligations arising from the SBA debentures payable, the Wells Fargo facility and the ING facility:

	Payments Due by Period as of December 31, 2010
	Total	< 1 year	1-3 years	3-5 years	> 5 years
SBA debentures payable	$123,300,000	$—	$—	$—	$123,300,000
Interest due on SBA debentures	42,112,568	3,237,603	8,642,822	8,631,000	21,601,143
Wells Fargo facility	38,000,000	—	38,000,000	—	—
Interest due on Wells Fargo facility	5,266,012	2,179,039	3,086,972	—	—
ING facility	51,000,000	—	51,000,000	—	—
Interest due on ING facility	5,686,226	2,352,921	3,333,305	—	—
Total	$265,364,806	$7,769,563	$104,063,099	$8,631,000	$144,901,143

A summary of the composition of unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of December 31, 2010 and September 30, 2010 is shown in the table below:

	December 31, 2010	September 30, 2010
HealthDrive Corporation	$1,500,000	$1,500,000
IZI Medical Products, Inc	2,500,000	2,500,000
Trans-Trade, Inc	4,000,000	500,000
Riverlake Equity Partners II, LP (limited partnership interest)	877,895	966,360
Riverside Fund IV, LP (limited partnership interest)	678,583	864,175
ADAPCO, Inc	5,750,000	5,750,000
AmBath/ReBath Holdings, Inc	1,500,000	1,500,000
JTC Education, Inc	14,000,000	9,062,453
Tegra Medical, LLC	4,000,000	4,000,000
Vanguard Vinyl, Inc	—	1,250,000
Flatout, Inc	1,500,000	1,500,000
Psilos Group Partners IV, LP (limited partnership interest)	1,000,000	1,000,000
Mansell Group, Inc	2,000,000	2,000,000
NDSSI Holdings, Inc	1,500,000	1,500,000
Eagle Hospital Physicians, Inc	2,500,000	2,500,000
Enhanced Recovery Company, LLC	4,000,000	3,623,148
Epic Acquisition, Inc	2,200,000	2,700,000
Specialty Bakers, LLC	4,000,000	2,000,000
Rail Acquisition Corp	5,040,865	4,798,897
Bunker Hill Capital II (QP), L.P. (limited partnership interest)	1,000,000	—
Nicos Polymers & Grinding Inc	500,000	—
CRGT, Inc	12,500,000	—
Welocalize, Inc	4,750,000	—
Miche Bag, LLC	5,000,000	—
Dominion Diagnostics, LLC	5,000,000	—
Advanced Pain Management	400,000	—
DISA, Inc	4,000,000	—
Best Vinyl Fence & Deck, LLC	1,000,000	—
Saddleback Fence and Vinyl Products, Inc	400,000	—
Traffic Control & Safety Corporation	2,250,000	—

Total	$95,347,343	$49,515,033

Regulated Investment Company Status and Dividends

We elected, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis (e.g., calendar year 2011). We anticipate timely distribution of our taxable income within the tax rules; however, we expect to incur a de minimis U.S. federal excise tax for the calendar year 2010. We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, in future periods, we will be partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. Also, the covenants under the Wells Fargo facility could, under certain circumstances, restrict Fifth Street Funding, LLC from making distributions to us and, as a result, hinder our ability to satisfy the distribution requirement. Similarly, the covenants contained in the ING facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Pursuant to a recent revenue procedure (Revenue Procedure 2010-12), or the Revenue Procedure, issued by the Internal Revenue Service, or IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for federal income tax purposes. In order to qualify for such treatment, the Revenue Procedure requires that at least 10% of the total distribution be payable in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder’s distribution in cash). This Revenue Procedure applies to distributions declared on or before December 31, 2012 with respect to taxable years ending on or before December 31, 2011. We have no current intention of paying dividends in shares of our stock.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board of Directors and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance. Our investment adviser agreed to permanently waive that portion of its base management fee attributable to our assets held in the form of cash and cash equivalents as of the end of each quarter beginning

March 31, 2010. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three months ended December 31, 2010, we accrued management and incentive fees payable to our investment adviser under the investment advisory agreement in the amount of $7.3 million.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and their respective staffs. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. Although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three months ended December 31, 2010, we paid FSC, Inc. $0.8 million under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Recent Developments

On January 4, 2011, we closed a $19.0 million senior secured debt facility to support the acquisition of a technology-enabled home-delivery pharmacy. The investment is backed by a private equity sponsor and $17.0 million was funded at closing. The terms of this investment include a $2.0 million revolver at an interest rate of LIBOR + 6.0% per annum and a $17.0 million Term Loan at an interest rate of LIBOR + 10.5% per annum. This is a first lien facility with a scheduled maturity of five years.

On January 6, 2011, we closed a $14.0 million senior secured debt facility to support the acquisition of a provider of outsourced Medicaid eligibility services. The investment is backed by a private equity sponsor and $12.0 million was funded at closing. The terms of this investment include a $2.0 million revolver at an interest rate of LIBOR + 6.5% per annum with a 1.75% LIBOR floor, and a $12.0 million Term Loan at an interest rate of LIBOR + 7.5-10.0% per annum with a 1.75% LIBOR floor. This is a first lien facility with a scheduled maturity of five years.

On January 6, 2011, we closed a $20.0 million senior secured debt facility to support the acquisition of a manager and administrator of investment products. The investment is backed by a private equity sponsor and $11.7 million was funded at closing. The terms of this investment include a $20.0 million Term Loan at an interest rate of + 9.5% LIBOR per annum with a 2% LIBOR floor. This is a first lien facility with a scheduled maturity of five years.

On January 14, 2011, we closed a $13.3 million senior secured debt facility to support the acquisition of a provider of non-destructive pipe testing services. The investment is backed by a private equity sponsor and

$11.3 million was funded at closing. The terms of this investment include a $2.0 million revolver at an interest rate of LIBOR + 8.0% per annum with a 2% LIBOR floor, a $5.3 million Term Loan A at an interest rate of LIBOR + 8.0% per annum with a 2% LIBOR floor, and a $6.0 million Term Loan B at an interest rate of LIBOR + 12% per annum with a 2% LIBOR floor. This is a first lien facility with a scheduled maturity of five years.

On January 20, 2011, we closed a $10.0 million senior secured debt facility to support the acquisition of an acquirer and operator of specialty pharmaceutical companies. The investment is backed by a private equity sponsor and $10.0 million was funded at closing. The terms of this investment include a $10.0 million Term Loan at an interest rate of LIBOR + 6.25% per annum with a 2% LIBOR floor. This is a first lien facility with a scheduled maturity of five years.

On January 30, 2011, our Board of Directors declared the following dividends:

•	$0.1066 per share, payable on April 29, 2011 to stockholders of record on April 1, 2011;

•	$0.1066 per share, payable on May 31, 2011 to stockholders of record on May 2, 2011; and

•	$0.1066 per share, payable on June 30, 2011 to stockholders of record on June 1, 2011.

On January 31, 2011, we paid a dividend in the amount of $0.1066 per share to stockholders of record on January 4, 2011.

On February 1, 2011, we closed a $35.0 million senior secured debt facility to support the acquisition of a distributor of branded homecare products. The investment is backed by a private equity sponsor and $32.9 million was funded at closing. The terms of this investment include a $6.4 million revolver at an interest rate of LIBOR + 5.0% per annum with a 1.5% LIBOR floor, an $8.6 million Senior Term Loan at an interest rate of LIBOR + 5.0% per annum with a 1.5% LIBOR floor and a $20.0 million unsecured Term Loan at an interest rate of 13.875% per annum. This facility has a scheduled maturity of five years for the revolver and Senior Term Loan and six years for the unsecured Term Loan.

On February 1, 2011, we closed an $11.5 million senior secured debt facility to support the expansion of credit to an outsourced provider of revenue cycle management services to healthcare providers. The investment is backed by a private equity sponsor and $11.5 million was funded at closing. The terms of this investment include an $11.5 million Term Loan at an interest rate of LIBOR + 5.25% per annum with a 1.75% LIBOR floor. This is a first lien facility with a scheduled maturity of approximately five years.

On February 4, 2011, we completed a follow-on public offering of 11,500,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $12.65 per share.

On February 24, 2011, we amended the ING facility to expand our borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million, the maturity date was extended to February 22, 2014, and, if we obtain a credit rating of BBB or the equivalent, the interest rate will be reduced to LIBOR plus 3.0% per annum, with no LIBOR floor.

On February 28, 2011, we amended the Wells Fargo facility to reduce our interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, and extend the maturity date of the facility to February 25, 2014.

On February 28, 2011, we paid a dividend in the amount of $0.1066 per share to stockholders of record on February 1, 2011.

On March 4, 2011, we closed a $35.0 million senior secured debt facility to support the acquisition of a designer and manufacturer of heavy equipment for oil and gas production. The investment is backed by a private equity sponsor and $35.0 million was funded at closing. The terms of this investment include a $35.0 million Term Loan at an interest rate of LIBOR + 9.0% per annum with a 1.75% LIBOR floor. This is a first lien facility with a scheduled maturity of 4.5 years.

On March 8, 2011, we closed a $25.0 million senior secured debt facility to support an add-on for a provider of homecare medical products and services. The investment is backed by a private equity sponsor and $25.0 million as was funded at closing. The terms of this investment include a $25.0 million Term Loan at an interest rate of LIBOR + 9.0% per annum with a 1.75% LIBOR floor. This is a first lien facility with a scheduled maturity of approximately five years.

On March 23, 2011, we closed a $64.0 million senior secured debt facility to support the acquisition of an operator of specialty retail stores. The investment is backed by a private equity sponsor and $55.0 million was funded at closing, including the purchase of $1.0 million of equity. The terms of this investment include a $10.0 million revolver at an interest rate of LIBOR +7.5% per annum, a $26.0 million Term Loan A at an interest rate of LIBOR +7.5% per annum and a $28.0 million Term Loan B at an interest rate of LIBOR +10.25% per annum. This is a first lien facility with a scheduled maturity of five years.

In March 2011, our SBIC subsidiary locked in a fixed annual interest rate of 4.369%, including an SBA annual charge of 0.285%, on $65.3 million of its SBA-guaranteed debentures. Our SBIC subsidiary had previously locked in a fixed annual interest rate of 3.50%, including the SBA annual charge of 0.285%, on $73.0 million of its SBA-guaranteed debentures. As a result, we, through our SBIC subsidiary, had a total of $138.3 million of SBA-guaranteed debentures outstanding as of March 28, 2011, all of which had locked fixed annual interest rates.

In addition, we are also in the process of preparing an application to the SBA for a second SBIC license. If approved, this license would provide us with the capability to issue an additional $75 million of SBA-guaranteed debentures beyond the $150 million of SBA-guaranteed debentures we, through our wholly owned subsidiary, currently have the ability to issue. However, we cannot assure you that we will be successful in obtaining a second SBIC license from the SBA.

Recently Issued Accounting Standards

See Note 2 to the Consolidated Financial Statements for a description of recent accounting pronouncements, including the expected dates of adoption and the anticipated impact on the Consolidated Financial Statements.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent any of our debt investments include floating interest rates. The significant majority of our debt investments are made with fixed interest rates for the term of the investment. However, as of December 31, 2010, 50.0% of our debt investment portfolio (at fair value) and 48.5% of our debt investment portfolio (at cost) bore interest at floating rates. As of December 31, 2010, based on our applicable levels of floating-rate debt investments, a 1.0% change in interest rates would not have a material effect on our level of interest income from debt investments.

Based on our review of interest rate risk, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. On August 16, 2010, we entered into an interest rate swap agreement that expires on August 15, 2013, for a total notional amount of $100 million, for the purposes of hedging the interest rate risk related to the Wells Fargo facility and the ING facility. Under the interest rate swap agreement, we will pay a fixed interest rate of 0.99% and receive a floating rate based on the prevailing one-month LIBOR.

Our investments are carried at fair value as determined in good faith by our Board of Directors in accordance with the 1940 Act (See “— Critical Accounting Policies — Investment Valuation”). Our valuation methodology utilizes discount rates in part in valuing our investments, and changes in those discount rates may have an impact on the valuation of our investments. Assuming no changes in our investment and capital structure, a hypothetical increase or decrease in discount rates of 100 basis points would increase or decrease our net assets resulting from operations by $17 million.

BUSINESS

General

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management LLC, which we also refer to as our “investment adviser”.

As of December 31, 2010, we had originated $907.5 million of funded debt and equity investments and our portfolio totaled $742.4 million at fair value and was comprised of 45 investments, 41 of which were in operating companies and four of which were in private equity funds. The four investments in private equity funds represented less than 1% of the fair value of our assets at December 31, 2010. The 38 debt investments in our portfolio as of December 31, 2010 had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.24x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of December 31, 2010 was approximately 13.2%, of which 11.4% represented cash payments and 1.8% represented payment-in-kind, or PIK, interest.

Our investments generally range in size from $5 million to $75 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We are currently focusing our origination efforts on first lien loans. As of December 31, 2010, substantially all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock, or other equity interests in 21 out of 45 portfolio companies as of December 31, 2010.

Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into us. We were formed in late 2007 for the purpose of acquiring Fifth Street Mezzanine Partners III, L.P. and continuing its business as a public entity. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. See “Regulation — Business Development Company Regulations.”

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. See “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we maintain a wholly-owned subsidiary that is licensed as a small business investment company, or SBIC, and regulated by the Small Business Administration, or the SBA. See “Regulation — Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We have received exemptive relief from the Securities and Exchange Commission, or SEC, to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of December 31, 2010, we had approximately $663.9 million in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $663.9 million, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

As a result of our receipt of an exemption from the SEC for our SBA debt, we have increased capacity to fund up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we, in effect, are permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we are able to borrow up to $150 million more than the approximately $663.9 million permitted under the 200% asset coverage ratio limit as of December 31, 2010. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business and Structure — Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have a material adverse effect on our operations.”

The Investment Adviser

Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $1.4 billion in small and mid-sized companies, including the investments made by us, since 1998. Mr. Tannenbaum and his respective private investment firms have acted as the lead (and often sole) first or second lien investor in over 80 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The principals of our investment adviser are Mr. Tannenbaum, our chief executive officer and our investment adviser’s managing partner, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, our co-chief investment officer and a partner of our investment adviser, Chad Blakeman, our co-chief investment officer, Juan E. Alva, a partner of our investment adviser, Casey J. Zmijeski, a partner of our investment adviser and William H. Craig, our chief financial officer.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

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Capitalize on our investment adviser’s strong relationships with private equity sponsors.    Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

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Focus on established small and mid-sized companies.    We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base.

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Continue our growth of direct originations.    As of December 31, 2010, we directly originated 100% of our debt investments, although we may not directly originate 100% of our investments in the future. Over the last several years, the principals of our investment adviser have developed an origination strategy designed to ensure that the number and quality of our investment opportunities allows us to continue to directly originate substantially all of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.

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Employ disciplined underwriting policies and rigorous portfolio management.    Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest along side private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

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Structure our debt investments to minimize risk of loss and achieve attractive risk-adjusted returns.    We structure our debt investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of December 31, 2010, the weighted average annualized yield of our debt investments was approximately 13.2%, which includes a cash component of 11.4%. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

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Benefit from lower, fixed, long-term cost of capital.    The SBIC license held by our wholly-owned subsidiary allows it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because we expect lower cost SBA leverage to become a more significant part of our capital base through our SBIC subsidiary, our relative cost of debt capital may be lower than many of our competitors. In addition, the SBIC leverage that we receive through our SBIC subsidiary will represent a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments.

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Leverage the skills and experience of our investment adviser.    The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Investment Criteria

The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

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Established companies with a history of positive operating cash flow.    We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis. We do not intend to invest in start-up companies or companies with speculative business plans.

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Ability to exert meaningful influence.    We target investment opportunities in which we will be the lead/sole investor in our tranche and in which we can add value through active participation, often through advisory positions.

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Private equity sponsorship.    We generally seek to invest in companies in connection with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

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Seasoned management team.    We generally will require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests.

•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.

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Exit strategy.    We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Deal Origination

Our deal originating efforts are focused on building relationships with private equity sponsors that are focused on investing in the small and mid-sized companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. Over the last ten years, the investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that there are approximately 1,400 of such private equity firms and our investment adviser has active relationships with approximately 140 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

Our investment adviser reviewed over 500 potential investment transactions with private equity sponsors for the year ended September 30, 2010. All of the investment transactions that we have completed to date were originated through our investment adviser’s relationships with private equity sponsors. We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors will provide us with significant investment opportunities.

Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our invest-

ment criteria are screened by the partners of our investment adviser when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser’s Investment Committee. This is the first stage of our origination process, the “Review” stage. During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment summary is created. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, we have historically decided not to proceed with more than 80% of the investment opportunities reviewed by our investment adviser’s Investment Committee.

For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the “Term Sheet Issued” stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser’s Investment Committee for approval. If the deal is approved, the term sheet is signed. Approximately half of the term sheets we issue result in an executed term sheet. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, “Closings,” culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor’s funding of its investment in the portfolio company, have been satisfied.

Underwriting

Underwriting Process and Investment Approval

We make our investment decisions only after consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction. Our investment adviser uses a proprietary scoring system that evaluates each opportunity. This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all will necessarily be considered or given equal weighting in the evaluation process.

Management assessment

Our investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	The number of years in their current positions;

•	Track record;

•	Industry experience;

•	Management incentive, including the level of direct investment in the enterprise;

•	Background investigations; and

•	Completeness of the management team (lack of positions that need to be filled).

Industry dynamics

An evaluation of the industry is undertaken by our investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by our investment adviser:

•	Sensitivity to economic cycles;

•	Competitive environment, including number of competitors, threat of new entrants or substitutes;

•	Fragmentation and relative market share of industry leaders;

•	Growth potential; and

•	Regulatory and legal environment.

Business model and financial assessment

Prior to making an investment decision, our investment adviser will undertake a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

•	Historical and projected financial performance;

•	Quality of earnings, including source and predictability of cash flows;

•	Customer and vendor interviews and assessments;

•	Potential exit scenarios, including probability of a liquidity event;

•	Internal controls and accounting systems; and

•	Assets, liabilities and contingent liabilities.

Private equity sponsor

Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The private equity sponsor is evaluated along several key criteria, including:

•	Investment track record;

•	Industry experience;

•	Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and

•	Reference checks.

Investments

We target debt investments that will yield meaningful current income and provide the opportunity for capital appreciation through equity securities. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first or second lien on the assets of the portfolio company. As of December 31, 2010, substantially all of our debt investments were secured by first or second priority liens on the assets of the portfolio company.

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is monthly cash interest that we collect on our debt investments. As of December 31, 2010, we directly originated 100% of our loans, although we may not directly originate 100% of our investments in the future. We are currently focusing our new origination efforts on first lien loans. We believe that the risk-adjusted returns from these loans are superior to second lien investments and offer superior credit quality. However, we may choose to originate second lien and unsecured loans in the future.

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First Lien Loans.    Our first lien loans generally have terms of four to six years, provide for a variable or fixed interest rate, contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

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Second Lien Loans.    Our second lien loans generally have terms of four to six years, primarily provide for a fixed interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Our second lien loans often include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity. As of December 31, 2010, all of our second lien loans had intercreditor agreements requiring a standstill period of no more than 180 days. During the standstill period, we are generally restricted from exercising remedies against the borrower or the collateral in order to provide the first lien lenders time to cure any breaches or defaults by the borrower.

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Unsecured Loans.    Our unsecured investments generally have terms of five to six years and provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in connection with a senior secured loan, a junior secured loan or a “one-stop” financing. Our unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.

We typically structure our debt investments to include covenants that seek to minimize our risk of capital loss. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments also have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help to grow our portfolio.

Equity Investments

When we make a debt investment, we may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in connection with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Private Equity Fund Investments

We make investments in the private equity funds of certain of our equity sponsors. In general, we make these investments where we have a long term relationship and are comfortable with the sponsor’s business model and investment strategy. As of December 31, 2010, we had investments in four private equity funds, which represented less than 1% of the fair value of our assets as of such date.

Portfolio Management

Active Involvement in our Portfolio Companies

As a business development company, we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we provide managerial assistance to our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	periodic and regular contact with portfolio company management to discuss financial position requirements and accomplishments;

•	attendance at board meetings;

•	periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan.

Rating Criteria

In addition to various risk management and monitoring tools, we use an investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

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Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially rated 2.

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Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

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Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

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Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the effected portfolio company. While our investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2010:

Investment Rating	Fair Value	% of Portfolio
1	$80,790,254	10.9%
2	620,901,779	83.6%
3	21,672,872	2.9%
4	—	0.0%
5	19,030,430	2.6%

Total	$742,395,335	100.0%

Exit Strategies/Refinancing

As of December 31, 2010, we had structured $7.6 million in aggregate exit fees across 10 portfolio investments to be received upon the future exit of those investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company in which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Valuation of Portfolio Investments and Net Asset Value Determinations

As a business development company, we generally invest in illiquid securities including debt and equity investments of small and mid-sized companies. All of our investments are recorded at fair value as determined in good faith by our Board of Directors.

Authoritative accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using market, income, and bond yield approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the enterprise value approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within the investment adviser responsible for the portfolio investment;

•	Preliminary valuations are then reviewed and discussed with the principals of the investment adviser;

•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations on a selected basis and submit the reports to us;

•	The deal team compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	The deal team prepares a valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

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The Valuation Committee of our Board of Directors reviews the preliminary valuations, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors; and

•	Our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at September 30, 2010 and December 31, 2010 was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

Our Board of Directors has engaged independent valuation firms to provide us with valuation assistance. Upon completion of their process each quarter, the independent valuation firms provide us with a written report regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

The percentages of our portfolio at fair value for which independent valuation firms provided us with valuation assistance by period were as follows:

	Percentage of Portfolio at Fair Value
For the quarter ending December 31, 2007	91.9%
For the quarter ending March 31, 2008	92.1%
For the quarter ending June 30, 2008	91.7%
For the quarter ending September 30, 2008	92.8%
For the quarter ending December 31, 2008	100.0%
For the quarter ending March 31, 2009	88.7	%(1)
For the quarter ending June 30, 2009	92.1%
For the quarter ending September 30, 2009	28.1%
For the quarter ending December 31, 2009	17.2	%(2)
For the quarter ending March 31, 2010	26.9%
For the quarter ending June 30, 2010	53.1%
For the quarter ending September 30, 2010	61.8%
For the quarter ending December 31, 2010	73.9%

(1)	96.0% excluding our investment in IZI Medical Products, Inc., which closed on June 30, 2009 and therefore was not part of the independent valuation process

(2)	24.8% excluding four investments that closed in December 2009 and therefore were not part of the independent valuation process

We intend to have valuation firms provide us with valuation assistance on a portion of our portfolio on a quarterly basis and a substantial portion of our portfolio on an annual basis.

Determination of fair values involves subjective judgments and estimates. The notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Quarterly Net Asset Value Determination

We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Determinations in Connection with Certain Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value per share of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value per share of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value per share of our common stock in connection with such offerings of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made.

Competition

We compete for investments with a number of business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that some of our competitors make loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We may face increasing competition for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser. See “Investment Advisory Agreement.” Our investment adviser employs a total of 18 investment professionals, including its principals. In addition, we reimburse our administrator, FSC, Inc., for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. For a more detailed discussion of the administration agreement, see “Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation; however, we lease office space for our executive office at 10 Bank Street, 12th Floor, White Plains, NY 10606. Our investment adviser also maintains additional office space at 500 W. Putnam Ave., Suite 400, Greenwich, CT 06830. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2010, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive.

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
Lighting by Gregory, LLC
158 Bowery	Housewares &	First Lien Term Loan A, 9.75% due 2/28/2013		$4,055,655	$3,996,187	$4,055,655
New York, NY 10012	specialties	First Lien Term Loan B, 14.5% due 2/28/2013		—	—	—
		First Lien Bridge Loan, 8% due 10/15/2010		155,404	150,000	—
		97.38% membership interest	97.4%		410,000	—
					4,556,187	4,055,655
Nicos Polymers & Grinding Inc.
21 East 40th Street	Environmental &	First Lien Term Loan, 8% due 12/4/2017		5,033,333	4,957,235	5,033,333
New York, NY 10016	facilities services	First Lien Revolver, 8% due 12/4/2017			—	—
		0.75% Interest in Crownbrook Acquisition I			38,008	—
		LLC - Purchased
		2.57% Interest in Crownbrook Acquisition I	3.3%		130,078	—
		LLC - Granted
					5,125,321	5,033,333
O’Currance, Inc.
1785 South, 4130 West	Data processing &	First Lien Term Loan A, 16.875% due 3/21/2012		11,073,880	10,997,715	10,879,458
Salt Lake City, UT 84104	outsourced services	First Lien Term Loan B, 16.875% due 3/21/2012		1,872,993	1,851,757	1,913,528
		1.75% Preferred Membership Interest in O’Currance Holding Co., LLC			130,413	3,587
		3.3% Membership Interest in O’Currance Holding Co., LLC	5.1%		250,000	—
					13,229,885	12,796,573
MK Network, LLC
200 Corporate Place	Education services	First Lien Term Loan A, 13.5% due 6/1/2012		9,789,304	9,539,188	6,928,697
Rocky Hill, CT 06067		First Lien Term Loan B, 17.5% due 6/1/2012		4,950,941	4,748,004	3,448,666
		First Lien Revolver, Prime + 1.5% (10% floor),		—	—	—
		due 6/1/2010
		11,030 Membership Units	2.4%		771,575	—
					15,058,767	10,377,363
Caregiver Services, Inc.
10541 NW 117th Ave	Healthcare services	Second Lien Term Loan A, LIBOR+6.85%		6,783,839	6,492,617	6,768,521
Miami, FL 33122		(12% floor) due 2/25/2013
		Second Lien Term Loan B, 16.5% due 2/25/2013		14,808,616	14,275,137	14,353,376
		1,080,399 shares of Series A Preferred Stock	3.3%		1,080,398	1,349,201
					21,848,152	22,471,098
CPAC, Inc.
2364 Leicester Road	Household products	Subordinated Term Loan, 12.5% due 6/1/2012		1,098,928	1,098,928	1,098,928
Leicester, NY 14481					1,098,928	1,098,928
Repechage Investments Limited
50 Congress Street, Suite 900	Restaurants	First Lien Term Loan, 15.5% due 10/16/2011		3,584,394	3,388,830	3,417,458
Boston, MA 02109		7,500 shares of Series A Preferred Stock of	4.3%		750,000	438,902
		Elephant & Castle, Inc.
					4,138,830	3,856,360
Traffic Control & Safety Corporation
815 Waiakamilo Rd #C	Construction and	Senior Term Loan A, 7.741% due 06/29/2012		2,361,779	2,243,690	2,243,690
Honolulu, HI 96817	engineering	Senior Term Loan B, 5.29% due 06/29/2012		2,846,473	2,704,149	2,704,149
		Senior Term Loan C, 5.29% due 06/29/2012		4,027,956	3,826,558	3,826,558
		Senior Revolver, 5.29% due 06/29/2012		5,250,000	4,987,501	4,987,501
		Second Lien Term Loan, 12% due 5/28/2015		20,174,355	19,942,451	19,742,401
		Subordinated Loan, 15% due 5/28/2015		4,755,534	4,755,534	4,221,399
		24,750 shares of Series B Preferred Stock	0.6%		247,500	—
		43,494 shares of Series D Preferred Stock			434,937	—
		25,000 shares of Common Stock			2,500	—
					39,144,820	37,725,698
TBA Global, LLC
21700 Oxhard Street	Advertising	53,994 Senior Preferred Shares			215,975	215,975
Woodland Hills, CA 91367		191,977 Shares A Shares	2.0%		191,977	179,240
					407,952	395,215
Fitness Edge, LLC
1100 Kings Highway	Leisure facilities	First Lien Term Loan A, LIBOR+5.25%		1,125,000	1,121,180	1,125,818
Fairfield, CT 06825		(10% floor), due 8/8/2012
		First Lien Term Loan B, 15% due 8/8/2012		5,667,603	5,619,154	5,726,159
		1,000 Common Units	1.0%		42,908	121,545
					6,783,242	6,973,522
Filet of Chicken
146 Forest Parkway	Food distributors	Second Lien Term Loan, 14.5% due 7/31/2012		9,327,820	9,108,209	9,023,399
Forest Park, GA 30297					9,108,209	9,023,399
Boot Barn
1520 S. Sinclair Street	Apparel, accessories	247.06 shares of Series A Preferred Stock			247,060	71,394
Anaheim, CA 92806	& luxury goods and	1,308 shares of Common Stock	0.7%		131	—
	footwear				247,191	71,394

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
Premier Trailer Leasing, Inc.
211 West Franklin Street	Trucking	Second Lien Term Loan, 16.5% due 10/23/2012 285 shares of Common Stock		18,606,639	17,063,645	4,597,412
Grapevine, TX 76051			1.0%		1,140	—
					17,064,785	4,597,412
Pacific Press Technologies, Inc.
714 Walnut Street	Industrial machinery	Second Lien Term Loan, 14.75% due 7/10/2013		10,123,432	9,877,279	9,917,997
Mount Carmel, IL 62863		33,463 shares of Common Stock	3.4%		344,513	739,542
					10,221,792	10,657,539
Rail Acquisition Corp.
1791 West Dairy	Electronic	First Lien Term Loan, 17% due 9/1/2013		16,821,351	14,042,454	11,680,404
Tucson, AZ 85705	manufacturing svcs.	First Lien Revolver, 7.85% due 9/1/2013		4,959,135	4,959,135	4,959,135
					19,001,589	16,639,539
Western Emulsions, Inc.
3450 East 36th Street	Construction	Second Lien Term Loan, 15% due 6/30/2014		6,615,232	6,477,386	6,477,386
Tucson, AZ 85713	materials				6,477,386	6,477,386
Storyteller Theaters Corporation
2209 Miguel Chavez Road	Movies &	1,692 shares of Common Stock			169	61,613
Santa Fe, NM 87505	entertainment	20,000 shares of Preferred Stock	3.4%		200,000	200,000
					200,169	261,613
HealthDrive Corporation
25 Needham Street	Healthcare services	First Lien Term Loan A, 10% due 7/17/2013		6,562,970	6,255,358	6,485,832
Newtown, MA 02461		First Lien Term Loan B, 13% due 7/17/2013		10,204,760	10,104,760	10,082,408
		First Lien Revolver, 12% due 7/17/2013		500,000	490,000	546,086
					16,850,118	17,114,326
idX Corporation
3541 Rier Trail South	Distributors	Second Lien Term Loan, 14.5% due 7/1/2014		13,658,366	13,436,082	13,415,216
St. Louis, MO 63045					13,436,082	13,415,216
Cenegenics, LLC
851 South Rampart Boulevard	Healthcare services	First Lien Term Loan, 17% due 10/27/2014		20,051,045	19,186,297	19,569,475
Las Vegas, NV 89145		414,419 Common Units	3.5%		598,382	1,319,149
					19,784,679	20,888,624
IZI Medical Products, Inc.
7020 Tudsbury Road	Healthcare	First Lien Term Loan A, 12% due 3/31/2014		4,249,775	4,196,179	4,232,773
Baltimore, MD 21244	technology	First Lien Term Loan B, 16% due 3/31/2014		17,259,468	16,743,527	17,113,683
		First Lien Revolver, 10% due 3/31/2014		—	(32,500)	—
		453,755 Preferred units of IZI Holdings, LLC	2.0%		453,755	647,069
					21,360,961	21,993,525
Trans-Trade, Inc.
1040 Trade Ave	Air freight &	First Lien Term Loan, 15.5% due 9/10/2014		16,006,996	15,710,301	15,878,390
Suite 106 DFW	logistics	First Lien Revolver, 12% due 9/10/2014		2,000,000	1,890,667	1,956,755
Airport, TX 75261					17,600,968	17,835,145
Riverlake Equity Partners II, LP
One Exeter Plaza	Multi-sector holdings	1.87% limited partnership interest	1.9%		122,105	122,105
699 Boylston Street, 8th Floor					122,105	122,105
Boston, MA 02116
Riverside Fund IV, LP
One Exeter Plaza	Multi-sector holdings	0.33% limited partnership interest	0.3%		321,417	321,417
699 Boylston Street, 8th Floor					321,417	321,417
Boston, MA 02116
ADAPCO, Inc.
550 Aero Lane	Fertilizers &	First Lien Term Loan A, 10% due 12/17/2014		8,500,000	8,311,428	8,365,910
Sanford, FL 32771	agricultural	First Lien Term Loan B, 14% due 12/17/2014		14,298,448	13,985,575	14,002,842
	chemicals	First Lien Term Revolver, 10% due 12/17/2014		4,250,000	4,026,520	4,170,584
					26,323,523	26,539,336
AmBath/ReBath Holdings, Inc.
421 West Alameda Dr.	Home improvement	First Lien Term Loan A, LIBOR+7% (10% floor) due 12/30/2014		9,250,000	9,048,648	8,951,281
Tempe, AZ 85282	retail	First Lien Term Loan B, 15% due 12/30/2014		22,567,297	22,101,997	21,922,954
		First Lien Term Revolver, LIBOR+6.5% (9.5% floor) due		1,500,000	1,436,550	1,444,374
		12/30/2014
					32,587,195	32,318,609
JTC Education, Inc.
6602 E. 75th Street, Suite 200	Education services	First Lien Term Loan, LIBOR+9.5% (12.5% floor) due 12/31/2014		30,859,375	30,093,388	30,457,010
Indianapolis, IN 46250		First Lien Revolver, LIBOR+9.5% (12.5% floor) due		—	(377,222)	—
		12/31/2014
					29,716,166	30,457,010
Tegra Medical, LLC
421 West Alameda Dr.	Healthcare	First Lien Term Loan A, LIBOR+7% (10% floor) due 12/31/2014		25,480,000	25,075,398	25,525,452
Tempe, AZ 85282	equipment	First Lien Term Loan B, 14% due 12/31/2014		22,212,109	21,864,318	22,164,301
		First Lien Revolver, LIBOR+7% (10% floor) due 12/31/2014		—	(62,667)	—
					46,877,049	47,689,753
Flatout, Inc.
1422 Woodland Dr.	Food retail	First Lien Term Loan A, 10% due 12/31/2014		7,050,000	6,888,024	6,927,166
Saline, MI 48176		First Lien Term Loan B, 15% due 12/31/2014		12,863,830	12,560,321	12,686,564
		First Lien Revolver, 10% due 12/31/2014		—	(35,847)	—
					19,412,498	19,613,730
Psilos Group Partners IV, LP
140 Broadway, 51st Floor	Multi-sector holdings	2.53% limited partnership interest	2.5%		—	—
New York, NY 10005					—	—

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
Mansell Group, Inc.
2 Securities Center,	Advertising	First Lien Term Loan A, LIBOR+7% (10% floor) due 4/30/2015		9,937,500	9,755,254	9,753,678
3500 Piedmont Rd Ste 320		First Lien Term Loan B, LIBOR+9% (13.5% floor) due 4/30/2015		8,046,018	7,898,194	7,995,656
Atlanta, GA 30305		First Lien Revolver, LIBOR+6% (9% floor) due 4/30/2015			(34,667)	—
					17,618,781	17,749,334
NDSSI Holdings, Inc.
5750 Hellyer Ave	Electronic equipment	First Lien Term, LIBOR+9.75% (13.75% floor) due 9/10/2014		30,132,293	29,603,069	29,284,795
San Jose, CA 95138	& instruments	First Lien Revolver, LIBOR+7% (10% floor) due 9/10/2014		3,500,000	3,415,385	3,397,632
					33,018,454	32,682,427
Eagle Hospital Physicians, Inc.
5901 C Peachtree	Health care services	First Lien Term, LIBOR+8.75% (11.75% floor) due 8/11/2015		8,000,000	7,801,966	7,808,773
Dunwoody Rd., Ste 350		First Lien Revolver, LIBOR+5.75% (8.75% floor) due			(60,076)	—
Atlanta, GA 30328		8/11/2015
					7,741,890	7,808,773
Enhanced Recovery Company, LLC
8014 Bayberry Road	Diversified support	First Lien Term Loan A, LIBOR+7% (9% floor) due 8/13/2015		15,250,000	14,950,346	14,892,359
Jacksonville, FL 32256	services	First Lien Term Loan B, LIBOR+10% (13% floor) due 8/13/2015		11,043,150	10,827,388	10,928,166
		First Lien Revolver, LIBOR+7% (9% floor) due 8/13/2015		—	(78,459)	—
					25,699,275	25,820,525
Epic Acquisition, Inc.
1349 Empire Central,	Healthcare services	First Lien Term Loan A, LIBOR+8% (11% floor) due 8/13/2015		9,685,000	9,459,263	9,423,141
Ste 515 Dallas, TX 75247		First Lien Term Loan B, 15.25% due 8/13/2015		17,031,895	16,624,539	16,680,678
		First Lien Revolver, LIBOR+6.5% (9.5% floor) due		800,000	728,544	779,105
		8/13/2015			26,812,346	26,882,924
Specialty Bakers LLC
450 South State Street	Food distributors	First Lien Term Loan A, LIBOR+8.5% due 9/15/2015		9,000,000	8,769,920	8,799,561
Marysville, LA 17053		First Lien Term Loan B, LIBOR + 11% (13.5% floor) due		11,000,000	10,723,533	10,706,353
		9/15/2015
		First Lien Revolver, LIBOR+8.5% due 9/15/2015		—	(100,533)	—
					19,392,920	19,505,914
CRGT, Inc.
8150 Leesburg Pike,	IT consulting &	First Lien Term Loan A, LIBOR+7.5% due 10/1/2015		29,000,000	28,460,094	29,000,000
Suite 405	other services	First Lien Term Loan B, 12.5% due 10/1/2015		22,000,000	21,582,000	22,000,000
Vienna, VA 22182		First Lien Revolver, LIBOR+7.5% due 10/1/2015		—	(237,500)	—
					49,804,594	51,000,000
Welocalize, Inc.
241 East 4th St. Suite 207	Internet software	First Lien Term Loan A, LIBOR+8% (10% floor) due 11/19/2015		16,400,000	16,079,508	16,400,000
Frederick, MD 21701	& services	First Lien Term Loan B, LIBOR+9% (12.25% due		21,030,634	20,624,634	21,030,634
		11/19/2015
		First Lien Revolver, LIBOR+7% (9% floor) due 11/19/2015		1,250,000	1,134,000	1,250,000
		Common equity interest - purchased	4.0%	—	2,086,163	2,086,163
					39,924,305	40,766,797
Miche Bag, LLC
10808 S. River Front	Apparel, accessories	First Lien Term Loan A, LIBOR+9% (12% floor) due 12/7/2013		15,500,000	15,118,187	15,500,000
Pkwy, Suite 150	& luxury goods	First Lien Term Loan B, LIBOR + 10% (16% floor) due 12/7/2015		17,034,000	14,152,177	14,534,000
South Jordan, UT 84095		First Lien Revolver, LIBOR+7% (10% floor) due 12/7/2015		—	(124,555)	—
		10,371 shares of preferred equity interest - granted		—	1,037,112	1,037,112
		146,289 shares of series D common equity interest - granted	3.4%	—	1,462,888	1,462,888
					31,645,809	32,534,000
Bunker Hill Capital II (QP), L.P.
260 Franklin Street, Suite 1860	Multi-sector holdings	Limited partnership interest	0.5%		—	—
Boston, MA 02110					—	—
Dominion Diagnostics, LLC
211 Circuit Drive	Healthcare services	First Lien Term Loan A, LIBOR+7% (9% floor) due 12/17/2015		30,750,000	30,140,651	30,750,000
North Kingston, RI 02852		First Lien Term Loan B, LIBOR+9% (12.5% floor) due 12/17/2015		20,008,333	19,615,000	20,008,333
		First Lien Revolver, LIBOR+6.5% (9% floor) due		—	(98,083)	—
		12/17/2015
					49,657,568	50,758,333
Advanced Pain Management
4131 W. Loomis Road, Suite 300	Healthcare services	First Lien Term Loan, LIBOR+5% (6.75% floor) due 12/22/2015		8,200,000	8,056,673	8,200,000
Greenfield, WI 53221		First Lien Revolver, LIBOR+5% (6.75% floor) due		—	(5,900)	—
		12/22/2015
					8,050,773	8,200,000
DISA, Inc.
12600 Northborough	Human resources &	First Lien Term Loan A, LIBOR+7.5% (8.25% floor) due		13,000,000	12,727,732	13,000,000
Drive, Suite 300	employment services	12/30/2015
Houston, TX 77067		First Lien Term Loan B, LIBOR+11.5% (12.5% floor) due		8,300,346	8,128,965	8,300,346
		12/30/2015
		First Lien Revolver, LIBOR+6% (7% floor) due 12/30/2015		—	(82,593)	—
					20,774,104	21,300,346
Best Vinyl Fence & Deck, LLC
62 North 1020 West	Building products	First Lien Term Loan A, 8% due 11/30/2013		2,020,043	1,916,192	2,020,043
American Fork, UT 84003		First Lien Term Loan B, 8% due 5/31/2011		3,787,580	3,787,580	3,787,580
		First Lien Revolver, 8% due 11/30/2011		—	—	—
		25,641 Shares of Series A Preferred Stock- Granted	1.5%	—	253,846	—
		25,641 Shares of Common Stock - Granted		—	2,564	—
					5,960,182	5,807,623
Saddleback Fence and Vinyl Products, Inc.
2844 Croddy Way	Building products	First Lien Term Loan, 8% due 11/30/2013		757,516	757,516	757,516
Santa Ana, CA 92704		First Lien Revolver, 8% due 11/30/2011		—	—	—
					757,516	757,516
Total Investments					$754,964,483	$742,395,335

Description of Portfolio Companies

Set forth below is a brief description of each of our portfolio companies as of December 31, 2010.

•	ADAPCO, Inc. is a distributor of pesticides and herbicides and related equipment for commercial and industrial use.

•	Advanced Pain Management is a provider of interventional pain management.

•	Ambath/Rebath Holdings, Inc. is a holding company that holds two subsidiaries that franchise and provide bathroom remodeling services.

•	Best Vinyl Fence & Deck, LLC is a vinyl fence installer and distributor in the Western United States.

•	Boot Barn is a western-themed specialty retailer.

•	Bunker Hill Capital II (QP), L.P. is a private equity firm that invests in lower middle market companies.

•	Caregiver Services, Inc. is a nurse registry in Florida that provides in home assisted living services.

•	Cenegenics, LLC is an age management medicine organization that evaluates and provides therapy with a focus on optimal health, wellness, and prevention.

•	CPAC, Inc. manufactures and markets specialty chemicals and related accessories for household and commercial cleaning, personal care, and photo-processing applications.

•	CRGT, Inc. is a provider of technology solutions.

•	Dominion Diagnostics, LLC is a provider of clinical quantitative urine drug monitoring.

•	DISA, Inc. is a provider of employee screening services, including drug and alcohol testing, background screening, safety training and occupational medical testing.

•	Eagle Hospital Physicians, Inc. provides hospitalist contract services, telemedicine, and hospitalist temporary staffing to hospitals in the Southeast and Mid-Atlantic regions.

•	Enhanced Recovery Company, LLC is an Accounts Receivable Management/Collection Agency that has emerged as a leader in the ARM Industry.

•	Epic Acquisition, Inc. is a provider of home healthcare to medically fragile infants and children in the state of Texas.

•	Filet of Chicken (formerly known as FOC Acquisition LLC) is a processor of frozen chicken products.

•	Fitness Edge, LLC operates fitness clubs in Fairfield County, Connecticut.

•	Flatout, Inc. manufactures and markets healthy, premium flatbreads, wraps, and snack crisps.

•	HealthDrive Corporation is a provider of multi-specialty, on-site healthcare services to residents of its extended care facilities.

•	idX Corporation is a global provider of merchandise display solutions.

•	IZI Medical Products, Inc. is a provider of medical markers used in procedures in Radiology, Radiation Therapy, Orthopedics, Ear, Nose, and Throat, and Image Guided Surgeries.

•	JTC Education, Inc. is a platform of postsecondary for-profit schools focused on nursing and allied health.

•	Lighting by Gregory, LLC is a retailer that sells brand-name luxury lighting products through a website and a traditional brick-and-mortar showroom.

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MK Network, LLC is a medical communications and continuing medical education company. MK Network’s medical communication services assist pharmaceutical and biotechnology brand teams with educating healthcare professionals on the features, benefits and appropriate prescribing of drugs.

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Mansell Group, Inc. combines leading technology and marketing insight to drive customer communication programs including: email communications, SMS mobile marketing, broadcast voice messaging and database management.

•	Miche Bag, LLC designs and manufactures branded handbags and accessories.

•	NDSSI Holdings, Inc. is a manufacturer of flat-panel Liquid Crystal Display screens for medical applications.

•	Nicos Polymers & Grinding, Inc. provides post-industrial plastic size reduction and reclamation services.

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O’Currance, Inc. provides telemarketing, telesales, and call center operations for clients in a wide range of industries. It deploys a unique mix of home-based and brick and mortar center-based sales representatives to handle inbound consumer calls from marketing promotions.

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Pacific Press Technologies, Inc. is a leading manufacturer of a wide range of highly engineered, specialized plastic and metal forming equipment, as well as complementary tooling, parts, refurbishment and repair and maintenance services.

•	Premier Trailer and Leasing, Inc. provides long-term and short-term leases on truck trailers for periods ranging from a single month to several years.

•	Psilos Group Partners IV, LP is a private fund that makes venture capital investments in the healthcare sector.

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Rail Acquisition Corp. is a designer, manufacturer, and distributor of linear slides and precision mechanical and electro-mechanical products for original equipment manufacturers in the computer hardware, telecommunications, and industrial equipment markets.

•	Repechage Investments Limited is an investment company that holds investments in the restaurant, transportation, service and real estate sectors.

•	Riverlake Equity Partners II, LP is a private fund that invests in growing middle market healthcare and technology oriented companies.

•	Riverside Fund IV, LP is a private fund that invests in growing middle market healthcare and technology oriented companies.

•	Saddleback Fence and Vinyl Products, Inc. is a vinyl fence installer and distributor in the Western United States.

•	Specialty Bakers LLC is the primary producer of ladyfingers in the United States as well as a leading provider of other high-quality branded, in-store bakery, and private label baked products.

•	Storytellers Theaters Corporation is an operator of theaters in New Mexico, Colorado, Arizona, and Wyoming.

•	TBA Global, LLC engages in designing, producing, and executing corporate events and consumer marketing programs.

•	Tegra Medical, LLC is a full service medical device contract manufacturer, providing a one-stop shop with expertise in metal grinding, precision laser welding and cutting, and wire EDM capabilities.

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Traffic Control and Safety Corporation sells, rents, and services traffic control equipment and personal safety supplies. It also provides safety training seminars and designs and implements traffic control plans.

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Trans-Trade, Inc. is a non-asset based logistics company that provides custom house brokerage, international freight forwarding, domestic transportation, warehousing & distribution, reverse logistics and other supply chain services to a variety of customers.

•	Welocalize, Inc. is a provider of technology-based services.

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Western Emulsions, Inc. is a supplier of specialty patented and standard asphalt emulsions and raw asphalt used for roadway pavement preservation, repair, and restoration projects with operations in Tucson, AZ and Irwindale, CA.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee, a Valuation Committee and a Compensation Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consists of seven members, five of whom are classified under applicable New York Stock Exchange listing standards by our Board of Directors as “independent” directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our restated certificate of incorporation, our Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes had initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act.

The address for each director is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Name	Age	Director Since	Expiration of Term
Independent Directors
Brian S. Dunn	39	2007	2011
Richard P. Dutkiewicz	55	2010	2013
Byron J. Haney	50	2007	2011
Frank C. Meyer	67	2007	2013
Douglas F. Ray	43	2007	2013
Interested Directors
Leonard M. Tannenbaum	39	2007	2012
Bernard D. Berman	40	2009	2012

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held
Leonard M. Tannenbaum	39	Chief Executive Officer
Bernard D. Berman	40	President, Chief Compliance Officer and Secretary
William H. Craig	55	Chief Financial Officer
Ivelin M. Dimitrov	32	Co-Chief Investment Officer
Chad S. Blakeman	47	Co-Chief Investment Officer

The address for each executive officer is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Biographical Information

Independent Directors

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Brian S. Dunn.    Mr. Dunn has been a member of our Board of Directors since December 2007. Mr. Dunn has over 16 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Since June 2006, Mr. Dunn has been the marketing director for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise. Prior to that, from February 2001 to June 2006, he was sole proprietor of BSD Trading/ Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania in 1993 with a B.S. in Economics.

Mr. Dunn’s executive experience brings extensive business, entrepreneurial and marketing expertise to his Board service with the company. His experience as a marketing executive for several consumer-oriented companies provides guidance to our investor relations efforts. Mr. Dunn’s many experiences also make him skilled in leading committees requiring substantive expertise, including his role as chairman of the Board’s Nominating and Corporate Governance Committee. Mr. Dunn’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies.

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Richard P. Dutkiewicz.    Mr. Dutkiewicz has been a member of our Board of Directors since February 2010. Since April 2010, Mr. Dutkiewicz has been the executive vice president and chief financial officer of Real Mex Restaurants, Inc. Mr. Dutkiewicz previously served as chief financial officer of Einstein Noah Restaurant Group from October 2003 to March 2010. From May 2003 to October 2003, Mr. Dutkiewicz was vice president -information technology of Sirenza Microdevices, Inc. In May 2003, Sirenza Microdevices, Inc. acquired Vari-L Company, Inc. From January 2001 to May 2003, Mr. Dutkiewicz was vice president-finance, and chief financial officer of Vari-L Company, Inc. From April 1995 to January 2001, Mr. Dutkiewicz was vice president-finance, chief financial officer, secretary and treasurer of Coleman Natural Products, Inc., located in Denver, Colorado. Mr. Dutkiewicz’s previous experience includes senior financial management positions at Tetrad Corporation, MicroLithics Corporation and various divisions of United Technologies Corporation. Mr. Dutkiewicz began his career as an Audit Manager at KPMG LLP. Mr. Dutkiewicz received a B.B.A. degree from Loyola University of Chicago. Mr. Dutkiewicz currently serves on the Board of Directors of Motor Sport Country Club, a Motorsports destination resort in Denver, Colorado.

Through his prior experiences as a vice president and chief financial officer at several public companies, including executive vice president and chief financial officer of Real Mex Restaurants, Inc. and chief financial officer of Einstein Noah Restaurant Group, Mr. Dutkiewicz brings business expertise, finance and audit skills to his Board service with our company. Mr. Dutkiewicz’s expertise, experience and skills closely align with our operations, and his prior investment experience with managing public companies facilitates an in-depth understanding of our investment business.

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Byron J. Haney.    Mr. Haney has been a member of our Board of Directors since December 2007. Mr. Haney is currently a principal of Duggan Asset Management, L.L.C. where he serves as director of research. From 1994 until 2009, Mr. Haney worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and chief investment officer. Mr. Haney previously served on the Board of Directors of Sterling Chemicals, Inc., and Furniture.com. Mr. Haney has more than 25 years of business experience, including having served as chief financial officer of a private retail store chain and as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

Through his extensive experiences as a senior executive, Mr. Haney brings business expertise, finance and risk assessment skills to his Board service with our company. In addition, Mr. Haney’s past experience as an auditor greatly benefits our oversight of our quarterly and annual financial reporting obligations. Moreover, Mr. Haney’s knowledge of financial and accounting matters qualify him as the

Board’s Audit Committee Financial Expert. Mr. Haney’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies.

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Frank C. Meyer.    Mr. Meyer has been a member of our Board of Directors since December 2007. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment adviser specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment adviser based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies. During his career, Mr. Meyer has served as an outside director on a several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of Einstein-Noah Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry, and United Capital Financial Partners, Inc., a firm that converts transaction-oriented brokers into fee-based financial planners. He is also on the Board of Directors of three investment funds run by Ferox Capital Management, Limited, an investment manager based in the United Kingdom that specializes in convertible bonds. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

Mr. Meyer’s extensive investment experiences within the financial advisory industry provides our company with broad and diverse knowledge concerning general business trends and the capital markets. Mr. Meyer’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments. Mr. Meyer’s board related experiences makes him skilled in leading committees requiring substantive expertise. In addition, Mr. Meyer’s risk management expertise and credit related experience also qualify him to serve as chairman of our Valuation Committee. Mr. Meyer’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies.

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Douglas F. Ray.    Mr. Ray has been a member of our Board of Directors since December 2007. Since August 1995, Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White Plains, New York. He currently serves as the president of Seavest Inc. Mr. Ray has more than 15 years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including three healthcare properties funds. Mr. Ray previously served on the Board of Directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Ray brings to our company extensive financial and risk assessment abilities. Mr. Ray’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies. Mr. Ray’s expertise and experience also qualify him to serve as chairman of the Compensation Committee.

Interested Directors

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Leonard M. Tannenbaum, CFA.    Mr. Tannenbaum has been our chief executive officer since October 2007 and the chairman of our Board of Directors since December 2007, and was our president from October 2007 through February 2010. He is also the managing partner of our investment adviser and serves on its investment committee. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch. In addition to serving on our Board of Directors, Mr. Tannenbaum currently serves on the Board of Directors of several private Greenlight Capital affiliated entities and has previously served on the Boards of Directors of several other public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc. and WesTower Communications, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents’ Organization.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Tannenbaum brings to our company a unique business expertise and knowledge of private equity financing as well as extensive financial and risk assessment abilities. Mr. Tannenbaum’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies. Mr. Tannenbaum’s positions as chief executive officer of our company, managing partner of our investment adviser and member of its investment committee provides the Board with a direct line of communication to, and direct knowledge of the operations of, our company and its investment advisor, respectively.

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Bernard D. Berman.    Mr. Berman has been a member of our Board of Directors since February 2009. He has also been our president since February 2010, our chief compliance officer since April 2009 and our secretary since October 2007. Mr. Berman is also a partner of our investment adviser and serves on its investment committee. Mr. Berman is responsible for the operations of our company. Prior to joining Fifth Street in 2004, Mr. Berman was a corporate attorney from 1995 to 2004, during which time he negotiated and structured a variety of investment transactions. Mr. Berman graduated from Boston College Law School. He received a B.S. in Finance from Lehigh University.

Mr. Berman’s prior position as a corporate attorney allows him to bring to the Board and our company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues facing business development companies. Mr. Berman’s previous service on the Board also provides him with a specific understanding of our company and its operations.

Non-Director Executive Officers

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William H. Craig.    Mr. Craig has been our chief financial officer since October 2007 and was our chief compliance officer from December 2007 through April 2009. Prior to joining Fifth Street, from March 2005 to October 2007, Mr. Craig was an executive vice president and chief financial officer of Vital-Signs, Inc., a medical device manufacturer that was later acquired by General Electric Company’s GE Healthcare unit in October 2008. Prior to that, from January 2004 to March 2005, he worked as an interim chief financial officer and Sarbanes-Oxley consultant. From 1999 to 2004, Mr. Craig served as an executive vice president for finance and administration and chief financial officer for Matheson Trigas, Inc., a manufacturer and marketer of industrial gases and related equipment. Mr. Craig’s prior experience includes stints at GE Capital, Deloitte & Touche LLP, and GMAC, as well as merchant banking. Mr. Craig has an M.B.A. from Texas A&M University and a B.A. from Wake Forest University. Mr. Craig is a Certified Public Accountant and is accredited in Business Valuation and certified in Financial Forensics.

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Ivelin M. Dimitrov, CFA.    Mr. Dimitrov has been our co-chief investment officer since November 2010 and the co-chief investment officer of our investment adviser since June 2010. He is also a partner of our investment adviser and serves on its investment committee. Mr. Dimitrov has over six years of experience structuring small and mid-cap transactions. Mr. Dimitrov joined our investment adviser in May 2005 and is responsible for the evaluation of new investment opportunities, deal structuring and portfolio monitoring, in addition to managing the investment adviser’s associate and analyst team. In addition,

Mr. Dimitrov is the chairman of the investment adviser’s internal valuation committee. He has substantial experience in financial analysis, valuation and investment research. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine. He is also a holder of the Chartered Financial Analyst designation.

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Chad S. Blakeman.    Mr. Blakeman has been our co-chief investment officer since November 2010, a managing director of our investment adviser since April 2010 and co-chief investment officer of our investment adviser since June 2010. He also serves on our investment adviser’s investment committee. Mr. Blakeman has more than 24 years of lending-related experience in underwriting and account management in the cash flow and asset-based markets. Mr. Blakeman is primarily responsible for overseeing all underwriting and risk management processes at our investment adviser. Prior to joining, Mr. Blakeman was a managing partner at CastleGuard Partners LLC, a middle market finance company, from March 2009 to March 2010. Prior to that, Mr. Blakeman was managing director and senior risk officer for Freeport Financial LLC from October 2004 to March 2009, where he co-managed a portfolio of approximately $1.5 billion. Prior to Freeport Financial, Mr. Blakeman worked at GE Capital Corporation’s global sponsor finance group, First Chicago Bank, Bank of America and Heller Financial Inc. Mr. Blakeman received his B.S. in Finance from the University of Illinois and his M.B.A. from DePaul University.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Amended and Restated By-laws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times. Our Board of Directors has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to our Corporate Governance Policy, whenever the chairman of the Board is not an independent director, the chairman of the Nominating and Corporate Governance Committee will act as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the company even though they may have another relationship to the company or its management that prevents them from being independent directors).

Presently, Mr. Tannenbaum serves as the chairman of our Board of Directors and he is also our chief executive officer. We believe that Mr. Tannenbaum’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Tannenbaum’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices includes regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures. While certain non-management members of our Board of Directors currently participate on the boards of directors of other public companies, we do not view their participation as excessive or as interfering with their duties on our Board of Directors.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its four standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Valuation Committee, the Compensation Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the company’s accounting and financial reporting processes, the company’s systems of internal controls regarding finance and accounting, and audits of the company’s financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the company of the compensation of the company’s chief financial officer and his staff, and the staff of the company’s chief compliance officer. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer meets separately in executive session with the independent directors.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

Our Board of Directors met eight times during our 2010 fiscal year. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. Our Board of Directors has established the committees described below. Our Corporate Governance Policy, Code of Business Conduct and Ethics, our and our investment adviser’s Code of Ethics as required by the 1940 Act and our Board Committee charters are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm and are also available to any stockholder who requests them by writing to our secretary, Bernard Berman, at Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, Attention: Corporate Secretary.

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. The members of the Audit Committee are Messrs. Dunn, Dutkiewicz and Haney, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Haney serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Haney is an “audit committee financial expert” as defined under SEC rules. The Audit Committee met five times during the 2010 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board of Directors, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Haney and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during the 2010 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Amended and Restated By-laws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, Fifth Street Finance Corp.,10 Bank Street, 12th Floor, White Plains, NY 10606. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our Board;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;

•	the capacity and desire to serve as a member of our Board of Directors and to represent the balanced, best interests of our stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Dutkiewicz, Haney, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Meyer serves as the chairman of the Valuation Committee. The Valuation Committee met on five occasions during the 2010 fiscal year.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by us of the compensation of our chief financial officer and his staff, and the staff of our chief compliance officer. The current members of the Compensation Committee are Messrs. Dunn, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Ray serves as the chairman of the Compensation Committee. As discussed below, currently, none of our executive officers are compensated by us. The Compensation Committee met one time during our 2010 fiscal year.

Executive Compensation

Compensation of Directors

The following table sets forth compensation of our directors for the year ended September 30, 2010.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Bernard D. Berman	—	—
Leonard M. Tannenbaum	—	—
Independent Directors
Adam C. Berkman(3)	$11,500	$11,500
Brian S. Dunn	$54,500	$54,500
Richard P. Dutkiewicz(4)	$25,418	$25,418
Byron J. Haney	$69,500	$69,500
Frank C. Meyer	$65,000	$65,000
Douglas F. Ray	$52,500	$52,500

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)	Mr. Berkman resigned from the Board of Directors on February 24, 2010 due to personal time constraints.

(4)	Mr. Dutkiewicz was appointed to the Board of Directors on February 24, 2010.

For the fiscal year ended September 30, 2010, the independent directors received an annual retainer fee of $30,000, payable once per year if the director attended at least 75% of the meetings held during the previous year, plus $2,000 for each board meeting in which the director attended in person and $1,000 for each board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors also received $1,000 for each committee meeting in which they attended in person and $500 for each committee meeting in which they participated other than in person, in connection with each committee meeting of the Board that they attended, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting.

In addition, the chairman of the Audit Committee received an annual retainer of $20,000, while the chairman of the Valuation Committee and the chairman of the Nominating and Corporate Governance Committee each received an annual retainer of $20,000 and $5,000, respectively. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

Effective as of October 1, 2010, the annual retainer fee received by the independent directors was amended to (i) $20,000, payable once per year if a non-management director not on any committee attends at least 75% of the meetings held during the previous year, (ii) $40,000, payable once per year if a non-management director on one committee attends at least 75% of the meetings held the previous year, (iii) $50,000, payable once per year if a non-management director on two committees attends at least 75% of the meetings held the previous year, and (iv) $60,000, payable once per year if a non-management director on three committees attends at least 75% of the meetings held the previous year. In addition, the fees for Board meeting attendance were increased from $2,000 for each meeting a non-management director attended in person, to $2,500 for each Board meeting in which a non-management director attended in person and the chairman of the Compensation Committee will receive an annual retainer of $5,000.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our investment adviser. Compensation paid to William H. Craig, our chief financial officer, is set by our administrator, FSC, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. During fiscal year 2010, we reimbursed FSC, Inc. approximately $1.3 million for the allocable portion of compensation expenses incurred by FSC, Inc. on behalf of Mr. Craig and other support personnel, pursuant to the administration agreement with FSC, Inc.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, and its Investment Committee, which currently consists of Leonard M. Tannenbaum, our chief executive officer and managing partner of our investment adviser, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, our co-chief investment officer and a partner of our investment adviser and Chad S. Blakeman, our co-chief investment officer. For more information regarding the business experience of Messrs. Tannenbaum, Berman, Dimitrov, Blakeman and Craig, see “Business — The Investment Adviser,” “Management — Biographical Information — Interested Directors” and “— Non-Director Executive Officers.”

Investment Personnel

Our investment adviser’s investment personnel consists of its portfolio managers and principals, Messrs. Tannenbaum, Berman, Dimitrov, Blakeman, Alva, Zmijeski and Craig, who, in addition to our investment adviser’s Investment Committee, are primarily responsible for the day-to-day management of our portfolio.

The portfolio managers of our investment adviser will not be employed by us, and will receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

As of December 31, 2010, the portfolio managers of our investment adviser were also responsible for the day-to-day portfolio management of Fifth Street Mezzanine Partners II, L.P., a private investment fund that as of that date had total commitments of $157.1 million and assets of approximately $54.2 million. Fifth Street Mezzanine Partners II, L.P. and Fifth Street have similar investment objectives, however, Fifth Street Mezzanine Partners II, L.P. generally is fully committed and, other than follow-on investments in existing portfolio companies, is no longer making investments. However, the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities to Fifth Street and Fifth Street Mezzanine Partners II, L.P. in certain circumstances.

Below are the biographies for the portfolio managers whose biographies are not included elsewhere in this prospectus.

•

Juan E. Alva.    Mr. Alva is a partner of our investment adviser. Mr. Alva joined our investment adviser in January 2007 and is responsible for deal origination in the Western United States. From March 1993 to January 2000, he worked at Goldman, Sachs & Co., in its investment banking division, focusing on mergers & acquisitions and corporate finance transactions. Mr. Alva was also chief financial officer of ClickServices.com, Inc., a software company, from 2000 to 2002, and most recently, from 2003 to 2006 he was a senior investment banker at Trinity Capital LLC, a boutique investment bank focused on small-cap transactions. Mr. Alva graduated from the University of Pennsylvania with a B.S. from the Wharton School and a B.S.E. from the School of Engineering and Applied Science.

•

Casey J. Zmijeski.    Mr. Zmijeski has been a partner of our investment adviser since June 2010. Mr. Zmijeski is responsible for developing private equity sponsor relationships and originating loans in the Eastern Region of the United States. Mr. Zmijeski joined us after spending nearly four years at Churchill Financial in New York where he was responsible for originating and structuring debt financing opportunities for middle market private equity firms from 2006 to 2009. Mr. Zmijeski held similar responsibilities with CapitalSource in New York from 2003 to 2006. From 1999 to 2003, Mr. Zmijeski worked at Heller Financial and GE Capital in their middle market leveraged finance groups. Prior to this time, Mr. Zmijeski spent over seven years with ING as a member of their Merchant Banking Group and Corporate Finance Advisory Group. Mr. Zmijeski graduated from Emory University with an M.B.A. in Finance and has an A.B. in Anthropology from Duke University.

The table below shows the dollar range of shares of common stock beneficially owned by each portfolio manager of our investment adviser as of December 31, 2010.

Name of Portfolio Manager	Dollar Range of Equity Securities in Fifth Street(1)(2)(3)
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$100,001 — $500,000
Ivelin M. Dimitrov	$50,001 — $100,000
Chad S. Blakeman	none
Juan E. Alva	$100,001 — $500,000
Casey J. Zmijeski	$50,001 — $100,000
William H. Craig	$100,001 — $500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned is based on a stock price of $12.14 per share as of December 31, 2010.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

Our investment adviser, Fifth Street Management, is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act.” Our investment adviser serves pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determines what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make; and

•	executes, monitors and services the investments we make.

Our investment adviser’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

We pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately pro rated. Our investment adviser permanently waived the portion of the base management fee attributable to cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements) as of the end of each quarter beginning March 31, 2010. As a result, our base management fee will be calculated at an annual rate of 2% of our gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements) as of the end of each quarter.

Incentive Fee

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net asset at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on “Pre-Incentive Fee Net Investment Income”

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to income-related portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30,2008 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.2%

Incentive fee	=	100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
	=	100% × (2.2% – 2%)
	=	0.2%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.8%

Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))

Catch up	=	2.5% – 2%
	=	0.5%

Incentive fee	=	(100% × 0.5%) + (20% × (2.8% – 2.5%))
	=	0.5% + (20% × 0.3%)
	=	0.5% + 0.06%
	=	0.56%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1)	Represents 8% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if Fifth Street were to be wound up on a date other than its fiscal year end of any year, Fifth Street may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if Fifth Street had been wound up on its fiscal year end of such year.

(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement. Our investment management fee compensates our investment adviser for its work in identifying, evaluating, negotiating, executing and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	offering expenses;

•	the investigation and monitoring of our investments;

•	the cost of calculating our net asset value;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	management and incentive fees payable pursuant to the investment advisory agreement;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

•	federal and state registration fees;

•	any exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	costs of preparing government filings, including periodic and current reports with the SEC;

•	fidelity bond, liability insurance and other insurance premiums; and

•

printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future.

Duration and Termination

The investment advisory agreement was first approved by our Board of Directors on December 13, 2007 and by a majority of the limited partners of Fifth Street Mezzanine Partners III, L.P. through a written consent first solicited on December 14, 2007. On March 14, 2008, our Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, approved an amendment to the investment advisory agreement that revised the investment advisory agreement to clarify the calculation of the base management fee. Such amendment was also approved by a majority of our outstanding voting securities through a written consent first solicited on April 7, 2008. Unless earlier terminated as described below, the investment advisory agreement, as amended, will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year-to-year thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our investment adviser is 10 Bank Street, 12th Floor, White Plains, NY 10606.

Board Approval of the Investment Advisory Agreement

At a meeting of our Board of Directors held on March 1, 2011, our Board of Directors unanimously voted to approve the investment advisory agreement. In reaching a decision to approve the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by Fifth Street Management;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•

any existing and potential sources of indirect income to Fifth Street Management from its relationship with us and the profitability of that relationship, including through the investment advisory agreement;

•	information about the services to be performed and the personnel performing such services under the investment advisory agreement;

•	the organizational capability and financial condition of Fifth Street Management and its affiliates; and

•	various other matters.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and approved the investment advisory agreement and the administration agreement as being in the best interests of our stockholders.

ADMINISTRATION AGREEMENT

We have also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement, FSC, Inc. also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC, Inc. assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC, Inc. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance. Our investment adviser has agreed to permanently waive that portion of its base management fee attributable to our assets held in the form of cash and cash equivalents as of the end of each quarter beginning on March 31, 2010. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. Since we entered into the investment advisory agreement in December 2007, we have paid our investment adviser $8,375,888, $13,729,321 and $20,031,299 for the fiscal years ended September 30, 2008, 2009 and 2010 respectively, under the investment advisory agreement.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and our chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. Since we entered into the administration agreement in December 2007, we have paid FSC, Inc. $1,569,912, $1,295,512 and $2,375,015 for the fiscal years ended September 30, 2008, 2009 and 2010 respectively, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of December 31, 2010, the beneficial ownership of each director, each executive officer, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 55,059,057 shares of common stock outstanding as of December 31, 2010.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the company. The company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Name	Number of Shares Owned Beneficially	Percentage
Interested Directors:
Leonard M. Tannenbaum(1)	1,461,690	2.65%
Bernard D. Berman(2)	13,468	*
Independent Directors:
Brian S. Dunn(3)	8,000	*
Richard P. Dutkiewicz(3)	1,000	*
Byron J. Haney(4)	10,000	*
Frank C. Meyer	101,628	*
Douglas F. Ray.	2,872	*
Executive Officers:
William H. Craig(5)	10,052	*
Chad S. Blakeman	—	—
Ivelin M. Dimitrov	8,412	*
All officers and directors as a group (ten persons)	1,617,122	2.94%

*	Represents less than 1%.

(1)	The total number of shares reported includes: 1,461,690 shares of which Mr. Tannenbaum is the direct beneficial owner; 725,000 shares which Mr. Tannenbaum holds in a margin account; and 20,000 shares owned by the Leonard M. Tannenbaum Foundation, a 501(c)(3) corporation for which Mr. Tannenbaum serves as the president. With respect to the 20,000 shares held by the Leonard M. Tannenbaum Foundation, Mr. Tannenbaum has sole voting and investment power over all 20,000 shares, but has no pecuniary interest in, and expressly disclaims beneficial ownership of, the shares.

(2)	Includes 13,100 shares held in margin accounts.

(3)	Shares are held in a brokerage account and may be used as security on a margin basis.

(4)	Includes 5,000 shares held in a margin account.

(5)	Pursuant to Rule 16a-1, Mr. Craig disclaims beneficial ownership of 6,552 shares of common stock owned by his spouse.

The following table sets forth, as of December 31, 2010, the dollar range of our equity securities that is beneficially owned by each of our directors and nominees for director. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$100,001 — $500,000
Independent Directors:
Brian S. Dunn	$50,001 — $100,000
Richard P. Dutkiewicz	$10,001 — $50,000
Byron J. Haney	$100,001 — $500,000
Frank C. Meyer	Over $1,000,000
Douglas F. Ray	$10,001 — $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $12.14 on December 31, 2010 on the New York Stock Exchange.

(3)	The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000, or over $1,000,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 3 days prior to the dividend payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 3 days prior to the dividend payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the shareholder request is received less than 3 days prior to the dividend payment date then that dividend will be reinvested. However, all subsequent dividends will be paid out in cash on all balances.

We intend to use newly issued shares to implement the plan when our shares are trading at a premium to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) the current net asset value per share of our common stock, and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors. Market price per share on that date will be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrators at 1-866-665-2281.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York, 11219, or by telephone at 1-866-665-2280.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes material provisions of the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share, of which 55,059,057 shares were outstanding as of December 31, 2010.

Our common stock is listed on the New York Stock Exchange under the ticker symbol “FSC.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is chart describing the classes of our securities outstanding as of December 31, 2010:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	55,059,057

Under the terms of our restated certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Fifth Street or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our amended and restated

bylaws and our restated certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our amended and restated bylaws. However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. In addition, our restated certificate of incorporation permits our Board of Directors to amend or repeal our amended and restated bylaws by a majority vote.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A nonresident alien individual;

•	A foreign corporation; or

•	An estate or trust that in either case is not subject to U.S. federal income tax on a net income basis on income or gain from a note.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2008 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Pursuant to a recent revenue procedure issued by the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for income tax purposes. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each shareholder have a right to elect to receive its entire distribution in cash. If the number of shareholders electing to receive cash would cause cash distributions in excess of 10%, then each shareholder electing to receive cash would receive a proportionate share of the cash to be distributed (although no shareholder electing to receive cash may receive less than 10% of such shareholder’s distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2012. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. In situations where this revenue procedure is not applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2013 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2013 and properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock.

Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. The maximum rate on long-term capital gains for U.S. stockholders taxed at individual rates is scheduled to return to 20% for tax years beginning after December 31, 2012. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2012 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan    We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, for taxable years beginning before January 1, 2012, no withholding will be required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be reported as eligible for this proposed exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2011. Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S.

Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning on or before December 31, 2012 would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

Business Development Company Regulations

We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

As a business development company, we will not generally be permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by our investment adviser or its affiliates.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement (which is substantially similar to a secured loan) involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we may be prohibited from making distribution to our stockholders or repurchasing such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “— Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved the investment adviser’s code of ethics that was adopted by it under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may also read and copy the codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. (The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change).

Introduction

As an investment adviser registered under the Investment Advisers Act, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser will vote proxies relating to our securities in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our investment adviser are made by the senior officers who are responsible for monitoring each of our investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 10 Bank Street, 12th Floor, White Plains, NY 10606.

Other

We will be subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•

pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. Our independent registered public accounting firm will be required to audit our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Small Business Investment Company Regulations

In August 2009, we formed Fifth Street Mezzanine Partners IV, L.P. In February 2010, Fifth Street Mezzanine Partners IV, L.P. received final approval to be licensed by the United States Small Business Administration, or SBA, as a small business investment company, or SBIC.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of December 31, 2010, our SBIC subsidiary had $75 million in regulatory capital and the SBA had issued a capital commitment to our SBIC subsidiary in the amount of $150 million.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiary may also be limited in its ability to make distributions to us if it does not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiary will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

The New York Stock Exchange Corporate Governance Regulations

The New York Stock Exchange has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance listing standards applicable to business development companies.

PLAN OF DISTRIBUTION

We may sell our common stock through underwriters or dealers, “at the market” to or through a market maker or into an existing trading market or otherwise, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will also be named in the applicable prospectus supplement.

The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees, must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions.

Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the New York Stock Exchange, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our common stock may not be sold unless it has been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: U.S. Bank National Association, 214 N Tryon Street, 27th Floor, Charlotte, NC 28202. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of our transfer agent is 59 Maiden Lane, New York, NY 10038, telephone number: (212)  936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The validity of the shares of common stock offered by this prospectus and certain other legal matters will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and financial statement schedule as of September 30, 2010 and for the year ended September 30, 2010, included in this prospectus, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein.

The consolidated financial statements as of September 30, 2009 and for the years ended September 30, 2009 and 2008, and the financial statement schedule for the year ended September 30, 2009, included in this registration statement and prospectus, have been audited by Grant Thornton LLP, our former independent registered public accounting firm, as stated in their report appearing herein.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 11, 2010, we dismissed Grant Thornton LLP as our independent registered public accounting firm. During the fiscal years ended September 30, 2008 and 2009 and through February 11, 2010, there were no disagreements between us and Grant Thornton LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years.

On February 11, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2010.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus or any prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Fifth Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Fifth Street.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

•

Service Providers.    We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

Courts and Government Officials.    If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities (unaudited)

	December 31, 2010	September 30, 2010
ASSETS
Investments at fair value:
Control investments (cost 12/31/10: $9,681,508; cost 9/30/10: $12,195,029)	$9,088,988	$3,700,000
Affiliate investments (cost 12/31/10: $50,136,804; cost 9/30/10: $50,133,521)	45,645,034	47,222,059
Non-control/Non-affiliate investments (cost 12/31/10: $695,146,171; cost 9/30/10: $530,168,045)	687,661,313	512,899,257

Total investments at fair value (cost 12/31/10: $754,964,483; cost 9/30/10: $592,496,595)	742,395,335	563,821,316
Cash and cash equivalents	43,020,557	76,765,254
Interest and fees receivable	4,663,901	3,813,757
Due from portfolio company	151,962	103,426
Deferred financing costs	7,026,645	5,465,964
Collateral posted to bank and other assets	1,517,868	1,956,013

Total Assets	$798,776,268	$651,925,730

LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$708,382	$1,322,282
Base management fee payable	3,778,779	2,875,802
Incentive fee payable	3,513,901	2,859,139
Due to FSC, Inc	1,261,541	1,083,038
Interest payable	1,147,642	282,640
Payments received in advance from portfolio companies	1,146,210	1,330,724
Loans payable	89,000,000	—
SBA debentures payable	123,300,000	73,000,000

Total Liabilities	223,856,455	82,753,625

Net Assets:
Common stock, $0.01 par value, 150,000,000 shares authorized, 55,059,057 and 54,550,290 shares issued and outstanding at December 31, 2010 and September 30, 2010	550,591	545,503
Additional paid-in-capital	625,519,180	619,759,984
Net unrealized depreciation on investments and interest rate swap	(12,606,190)	(29,448,713)
Net realized loss on investments	(46,541,180)	(33,090,961)
Accumulated undistributed net investment income	7,997,412	11,406,292

Total Net Assets (equivalent to $10.44 and $10.43 per common share at December 31, 2010 and September 30, 2010) (Note 12)	574,919,813	569,172,105

Total Liabilities and Net Assets	$798,776,268	$651,925,730

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations (unaudited)

	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009
Interest income:
Control investments	$969	$224,746
Affiliate investments	1,162,516	2,259,501
Non-control/Non-affiliate investments	16,489,184	7,673,326
Interest on cash and cash equivalents	9,136	195,662

Total interest income	17,661,805	10,353,235

PIK interest income:
Control investments	33,333	—
Affiliate investments	281,800	331,616
Non-control/Non-affiliate investments	2,828,555	1,630,158

Total PIK interest income	3,143,688	1,961,774

Fee income:
Control investments	126,486	—
Affiliate investments	133,554	253,777
Non-control/Non-affiliate investments	4,267,216	661,364

Total fee income	4,527,256	915,141

Dividend and other income:
Control investments	—	—
Affiliate investments	—	—
Non-control/Non-affiliate investments	2,434	11,333

Total dividend and other income	2,434	11,333

Total Investment Income	25,335,183	13,241,483

Expenses:
Base management fee	3,778,779	2,267,003
Incentive fee	3,513,901	2,087,264
Professional fees	690,489	301,605
Board of Directors fees	49,500	38,000
Interest expense	1,938,710	91,179
Administrator expense	354,169	251,818
General and administrative expenses	954,033	582,623

Total expenses	11,279,581	5,619,492
Base management fee waived	—	(727,067)

Net expenses	11,279,581	4,892,425

Net Investment Income	14,055,602	8,349,058
Unrealized appreciation on interest rate swap	736,390	—

Unrealized appreciation (depreciation) on investments:
Control investments	8,070,596	1,993,222
Affiliate investments	(1,580,308)	399,934
Non-control/Non-affiliate investments	9,615,845	(1,393,862)

Net unrealized appreciation on investments	16,106,133	999,294

Realized gain (loss) on investments:
Control investments	(7,765,119)	—
Affiliate investments	—	—
Non-control/Non-affiliate investments	(5,685,100)	106,000

Net realized gain (loss) on investments	(13,450,219)	106,000

Net increase in net assets resulting from operations	$17,447,906	$9,454,352

Net investment income per common share — basic and diluted	$0.26	$0.22

Earnings per common share — basic and diluted	$0.32	$0.25

Weighted average common shares — basic and diluted	54,641,164	37,880,435

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets (unaudited)

	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009
Operations:
Net investment income	$14,055,602	$8,349,058
Net unrealized appreciation on investments and interest rate swap	16,842,523	999,294
Net realized gain (loss) on investments	(13,450,219)	106,000

Net increase in net assets from operations	17,447,906	9,454,352

Stockholder transactions:
Distributions to stockholders from net investment income	(17,464,482)	(10,227,326)

Net decrease in net assets from stockholder transactions	(17,464,482)	(10,227,326)

Capital share transactions:
Issuance of common stock, net	4,814,310	(12,138)
Issuance of common stock under dividend reinvestment plan	949,974	486,392

Net increase in net assets from capital share transactions	5,764,284	474,254

Total increase (decrease) in net assets	5,747,708	(298,720)
Net assets at beginning of period	569,172,105	410,556,071

Net assets at end of period	$574,919,813	$410,257,351

Net asset value per common share	$10.44	$10.82

Common shares outstanding at end of period	55,059,057	37,923,407

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009
Cash flows from operating activities:
Net increase in net assets resulting from operations	$17,447,906	$9,454,352
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Net unrealized appreciation on investments and interest rate swap	(16,842,523)	(999,294)
Net realized (gains) losses on investments.	13,450,219	(106,000)
PIK interest income	(3,143,688)	(1,961,774)
Recognition of fee income	(4,527,256)	(915,141)
Accretion of original issue discount on investments	(388,637)	(220,943)
Amortization of deferred financing costs.	409,095	—
Change in operating assets and liabilities:
PIK interest income received in cash	5,109,022	525,194
Fee income received	8,005,581	4,834,926
Increase in interest and fees receivable.	(850,144)	(575,625)
Increase in due from portfolio company	(48,536)	(27,269)
(Increase) decrease in collateral posted to bank and other assets	438,145	(984,419)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	122,488	(448,360)
Increase (decrease) in base management fee payable	902,977	(12,224)
Increase in incentive fee payable	654,762	143,001
Increase in due to FSC, Inc.	178,503	24,115
Increase in interest payable.	865,002	49,513
Increase (decrease) in payments received in advance from portfolio companies.	(184,514)	58,640
Purchase of investments	(238,577,119)	(144,203,972)
Proceeds from the sale of investments	—	106,000
Principal payments received on investments (scheduled repayments and revolver paydowns)	7,883,358	1,973,601
Principal payments received on investments (payoffs)	49,720,635	3,885,000

Net cash used by operating activities	(159,374,724)	(129,400,679)

Cash flows from financing activities:
Dividends paid in cash	(16,514,508)	(9,740,934)
Borrowings under SBA debentures payable	50,300,000	—
Borrowings under credit facilities	126,000,000	38,000,000
Repayments of borrowings under credit facilities	(37,000,000)	—
Deferred financing costs paid	(1,969,775)	—
Proceeds from the issuance of common stock	4,992,802	—
Offering costs paid	(178,492)	(281,358)

Net cash provided by financing activities	125,630,027	27,977,708

Net decrease in cash and cash equivalents	(33,744,697)	(101,422,971)
Cash and cash equivalents, beginning of period.	76,765,254	113,205,287

Cash and cash equivalents, end of period	$43,020,557	$11,782,316

Supplemental Information:
Cash paid for interest.	$664,613	$—
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$949,974	$486,392

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

December 31, 2010

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Lighting By Gregory, LLC(13)(14)	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		$4,055,655	$3,996,187	$4,055,655
First Lien Bridge Loan, 8% due 10/15/2010		155,404	150,000	—
97.38% membership interest			410,000	—

			4,556,187	4,055,655
Nicos Polymers & Grinding Inc.(15)	Environmental & facilities services
First Lien Term Loan, 8% due 12/4/2017		5,033,333	4,957,235	5,033,333
First Lien Revolver, 8% due 12/4/2017		—	—	—
50% Membership Interest in CD Holdco, LLC			168,086	—

			5,125,321	5,033,333

Total Control Investments			$9,681,508	$9,088,988

Affiliate Investments(4)
O’Currance, Inc	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		11,073,880	$10,997,715	$10,879,458
First Lien Term Loan B, 16.875%, due 3/21/2012		1,872,993	1,851,757	1,913,528
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130,413	3,587
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	—

			13,229,885	12,796,573
MK Network, LLC(13)(14)	Education services
First Lien Term Loan A, 13.5% due 6/1/2012		9,789,304	9,539,188	6,928,697
First Lien Term Loan B, 17.5% due 6/1/2012		4,950,941	4,748,004	3,448,666
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010(10)		—	—	—
11,030 Membership Units(6)			771,575	—

			15,058,767	10,377,363
Caregiver Services, Inc	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		6,783,839	6,492,617	6,768,521
Second Lien Term Loan B, 16.5% due 2/25/2013		14,808,616	14,275,137	14,353,376
1,080,399 shares of Series A Preferred Stock			1,080,398	1,349,201

			21,848,152	22,471,098

Total Affiliate Investments			$50,136,804	$45,645,034

Non-Control/Non-Affiliate Investments(7)
CPAC, Inc	Household Products
Subordinated Term Loan, 12.5% due 6/1/2012		1,098,928	$1,098,928	$1,098,928

			1,098,928	1,098,928
Repechage Investments Limited	Restaurants
First Lien Term Loan, 15.5% due 10/16/2011		3,584,394	3,388,830	3,417,458
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750,000	438,902

			4,138,830	3,856,360
Traffic Control & Safety Corporation	Construction and Engineering
Senior Term Loan A, 7.741% due 6/29/2012		2,361,779	2,243,690	2,243,690
Senior Term Loan B, 5.29% due 6/29/2012		2,846,473	2,704,149	2,704,149
Senior Term Loan C, 5.29% due 6/29/2012		4,027,956	3,826,558	3,826,558
Senior Revolver, 5.29% due 6/29/2012		5,250,000	4,987,501	4,987,501
Second Lien Term Loan, 15% due 5/28/2015(9)		20,174,355	19,942,451	19,742,401
Subordinated Loan, 15% due 5/28/2015		4,755,534	4,755,534	4,221,399
24,750 shares of Series B Preferred Stock			247,500	—
43,494 shares of Series D Preferred Stock(6)			434,937	—
25,000 shares of Common Stock			2,500	—

			39,144,820	37,725,698

Fifth Street Finance Corp.

Consolidated Schedule of Investments

December 31, 2010

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
TBA Global, LLC	Advertising
53,994 Senior Preferred Shares			215,975	215,975
191,977 Shares A Shares			191,977	179,240

			407,952	395,215
Fitness Edge, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		1,125,000	1,121,180	1,125,818
First Lien Term Loan B, 15% due 8/8/2012		5,667,603	5,619,154	5,726,159
1,000 Common Units(6)			42,908	121,545

			6,783,242	6,973,522
Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		9,327,820	9,108,209	9,023,399

			9,108,209	9,023,399
Boot Barn(9)	Apparel, accessories & luxury goods
247.06 shares of Series A Preferred Stock			247,060	71,394
1,308 shares of Common Stock			131	—

			247,191	71,394
Premier Trailer Leasing, Inc.(9)(13)(14)	Trucking
Second Lien Term Loan, 16.5% due 10/23/2012		18,606,639	17,063,645	4,597,412
285 shares of Common Stock			1,140	—

			17,064,785	4,597,412
Pacific Press Technologies, Inc.(9)
Second Lien Term Loan, 14.75% due 1/10/2013	Industrial machinery	10,123,432	9,877,279	9,917,997
33,463 shares of Common Stock			344,513	739,542

			10,221,792	10,657,539
Rail Acquisition Corp.(9)	Electronic manufacturing services
First Lien Term Loan, 17% due 9/1/2013		16,821,351	14,042,454	11,680,404
First Lien Revolver, 7.85% due 9/1/2013		4,959,135	4,959,135	4,959,135

			19,001,589	16,639,539
Western Emulsions, Inc.(9)	Construction materials
Second Lien Term Loan, 15% due 6/30/2014		6,615,232	6,477,386	6,477,386

			6,477,386	6,477,386
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			169	61,613
20,000 shares of Preferred Stock			200,000	200,000

			200,169	261,613
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% due 7/17/2013		6,562,970	6,255,358	6,485,832
First Lien Term Loan B, 13% due 7/17/2013		10,204,760	10,104,760	10,082,408
First Lien Revolver, 12% due 7/17/2013		500,000	490,000	546,086

			16,850,118	17,114,326
idX Corporation.	Distributors
Second Lien Term Loan, 14.5% due 7/1/2014		13,658,366	13,436,082	13,415,216

			13,436,082	13,415,216
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 17% due 10/27/2014		20,051,045	19,186,297	19,569,475
414,419 Common Units(6)			598,382	1,319,149

			19,784,679	20,888,624
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% due 3/31/2014		4,249,775	4,196,179	4,232,773
First Lien Term Loan B, 16% due 3/31/2014		17,259,468	16,743,527	17,113,683
First Lien Revolver, 10% due 3/31/2014(11)		—	(32,500)	—
453,755 Preferred units of IZI Holdings, LLC(6)			453,755	647,069

			21,360,961	21,993,525

Fifth Street Finance Corp.

Consolidated Schedule of Investments

December 31, 2010

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 15.5% due 9/10/2014		16,006,996	15,710,301	15,878,390
First Lien Revolver, 12% due 9/10/2014		2,000,000	1,890,667	1,956,755

			17,600,968	17,835,145
Riverlake Equity Partners II, LP	Multi-sector holdings
1.89% limited partnership interest			122,105	122,105

			122,105	122,105
Riverside Fund IV, LP	Multi-sector holdings
0.25% limited partnership interest			321,417	321,417

			321,417	321,417
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% due 12/17/2014		8,500,000	8,311,428	8,365,910
First Lien Term Loan B, 14% due 12/17/2014		14,298,448	13,985,575	14,002,842
First Lien Term Revolver, 10% due 12/17/2014		4,250,000	4,026,520	4,170,584

			26,323,523	26,539,336
Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (10% floor) due 12/30/2014		9,250,000	9,048,648	8,951,281
First Lien Term Loan B, 15% due 12/30/2014		22,567,297	22,101,997	21,922,954
First Lien Term Revolver, LIBOR+6.5% (9.5% floor) due 12/30/2014		1,500,000	1,436,550	1,444,374

			32,587,195	32,318,609
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (12.5% floor) due 12/31/2014		30,859,375	30,093,388	30,457,010
First Lien Revolver, LIBOR+9.5% (12.5% floor) due 12/31/2014(11)		—	(377,222)	—

			29,716,166	30,457,010
Tegra Medical, LLC.	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (10% floor) due 12/31/2014		25,480,000	25,075,398	25,525,452
First Lien Term Loan B, 14% due 12/31/2014		22,212,109	21,864,318	22,164,301
First Lien Revolver, LIBOR+7% (10% floor) due 12/31/2014(11)		—	(62,667)	—

			46,877,049	47,689,753
Flatout, Inc.	Food retail
First Lien Term Loan A, 10% due 12/31/2014		7,050,000	6,888,024	6,927,166
First Lien Term Loan B, 15% due 12/31/2014		12,863,830	12,560,321	12,686,564
First Lien Revolver, 10% due 12/31/2014(11)		—	(35,847)	—

			19,412,498	19,613,730
Psilos Group Partners IV, LP	Multi-sector holdings
2.52% limited partnership interest(12)			—	—

Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (10% floor) due 4/30/2015		9,937,500	9,755,254	9,753,678
First Lien Term Loan B, LIBOR+9% (12% floor) due 4/30/2015		8,046,018	7,898,194	7,995,656
First Lien Revolver, LIBOR+6% (9% floor) due 4/30/2015(11)		—	(34,667)	—

			17,618,781	17,749,334

Fifth Street Finance Corp.

Consolidated Schedule of Investments

December 31, 2010

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
NDSSI Holdings, Inc	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (12.75% floor) due 4/30/2015		30,132,293	29,603,069	29,284,795
First Lien Revolver, LIBOR+7% (10% floor) due 4/30/2015		3,500,000	3,415,385	3,397,632

			33,018,454	32,682,427
Eagle Hospital Physicians, Inc	Healthcare services
First Lien Term Loan, LIBOR+8.75% (11.75% floor) due 8/11/2015		8,000,000	7,801,966	7,808,773
First Lien Revolver, LIBOR+5.75% (8.75% floor) due 8/11/2015		—	(60,076)	—

			7,741,890	7,803,773
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (9% floor) due 8/13/2015		15,250,000	14,950,346	14,892,359
First Lien Term Loan B, LIBOR+10% (13% floor) due 8/13/2015		11,043,150	10,827,388	10,928,166
First Lien Revolver, LIBOR+7% (9% floor) due 8/13/2015		—	(78,459)	—

			25,699,275	25,820,525
Epic Acquisition, Inc	Healthcare services
First Lien Term Loan A, LIBOR+8% (11% floor) due 8/13/2015		9,685,000	9,459,263	9,423,141
First Lien Term Loan B, 15.25% due 8/13/2015.		17,031,895	16,624,539	16,680,678
First Lien Revolver, LIBOR+6.5% (9.5% floor) due 8/13/2015		800,000	728,544	779,105

			26,812,346	26,882,924
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% due 9/15/2015		9,000,000	8,769,920	8,799,561
First Lien Term Loan B, LIBOR+11% (13.5% floor) due 9/15/2015		11,000,000	10,723,533	10,706,353
First Lien Revolver, LIBOR+8.5% due 9/15/2015		—	(100,533)	—

			19,392,920	19,505,914
CRGT, Inc	IT consulting & other services
First Lien Term Loan A, LIBOR+7.5% due 10/1/2015		29,000,000	28,460,094	29,000,000
First Lien Term Loan B, 12.5% due 10/1/2015		22,000,000	21,582,000	22,000,000
First Lien Revolver, LIBOR+7.5% due 10/1/2015		—	(237,500)	—

			49,804,594	51,000,000
Welocalize, Inc	Internet software & services
First Lien Term Loan A, LIBOR+8% (10% floor) due 11/19/2015		16,400,000	16,079,508	16,400,000
First Lien Term Loan, LIBOR+9% (12.25% floor) due 11/19/2015		21,030,634	20,624,634	21,030,634
First Lien Revolver, LIBOR+7% (9% floor) due 11/19/2015		1,250,000	1,134,000	1,250,000
2,086,163 Common Units in RPWL Holdings, LLC			2,086,163	2,086,163

			39,924,305	40,766,797

Fifth Street Finance Corp.

Consolidated Schedule of Investments

December 31, 2010

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Miche Bag, LLC	Apparel, accessories & luxury goods
First Lien Term Loan B, LIBOR+9% (12% floor) due 12/7/2013		15,500,000	15,118,187	15,500,000
First Lien Term Loan, LIBOR+10% (16% floor) due 12/7/2015		17,034,000	14,152,177	14,534,000
First Lien Revolver, LIBOR+7% (10% floor) due 12/7/2015		—	(124,555)	—
10,371 Preferred Equity units in Miche Holdings, LLC			1,037,112	1,037,112
146,289 Series D Common Equity units in Miche Holdings, LLC			1,462,888	1,462,888

			31,645,809	32,534,000
Bunker Hill Capital II (QP), L.P	Multi-sector holdings		—	—

0.50% limited partnership interest(12)			—	—

Dominion Diagnostics, LLC.	Healthcare services
First Lien Term Loan A, LIBOR+7% (9% floor) due 12/17/2015		30,750,000	30,140,651	30,750,000
First Lien Term Loan, LIBOR+9% (12.5% floor) due 12/17/2015		20,008,333	19,615,000	20,008,333
First Lien Revolver, LIBOR+6.5% (9% floor) due 12/17/2015		—	(98,083)	—

			49,657,568	50,758,333
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+5% (6.75% floor) due 12/22/2015		8,200,000	8,056,673	8,200,000
First Lien Revolver, LIBOR+5% (6.75% floor) due 12/22/2015		—	(5,900)	—

			8,050,773	8,200,000
DISA, Inc	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (8.25% floor) due 12/30/2015		13,000,000	12,727,732	13,000,000
First Lien Term Loan B, LIBOR+11.5% (12.5% floor) due 12/30/2015		8,300,346	8,128,965	8,300,346
First Lien Revolver, LIBOR+6% (7% floor) due 12/30/2015		—	(82,593)	—

			20,774,104	21,300,346
Saddleback Fence and Vinyl Products, Inc.(9)(16)	Building products
First Lien Term Loan, 8% due 11/30/2013		757,516	757,516	757,516
First Lien Revolver, 8% due 11/30/2011		—	—	—

			757,516	757,516
Best Vinyl Fence & Deck, LLC.(9)(16)	Building Products
First Lien Term Loan A, 8% due 11/30/2013		2,020,043	1,916,192	2,020,043
First Lien Term Loan B, 8% due 5/31/2011		3,787,580	3,787,580	3,787,580
First Lien Revolver, 8% due 11/30/2011		—	—	—
25,641 Shares of Series A Preferred Stock in Vanguard Vinyl, Inc.			253,846	—
25,641 Shares of Common Stock in Vanguard Vinyl, Inc.			2,564	—

			5,960,182	5,807,623
Total Non-Control/Non-Affiliate Investments			$695,146,171	$687,661,313

Total Portfolio Investments			$754,964,483	$742,395,335

(1)	All debt investments are income producing unless otherwise noted in (13) or (14). Equity is non-income producing unless otherwise noted.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

December 31, 2010

(unaudited)

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Traffic Control & Safety Corp.	May 28, 2010	–4.0% on Term Loan	+ 1.0% on Term Loan	Per restructuring agreement
Filet of Chicken	October 1, 2010	+1.0% on Term Loan	+ 1.0% on Term Loan	Tier pricing per waiver agreement
Premier Trailer Leasing, Inc.	August 4, 2009	+4.0% on Term Loan		Default interest per credit agreement
HealthDrive Corporation	April 30, 2009	+2.0% on Term Loan A		Per waiver agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund a limited partnership interest.

(13)	Investment was on cash non-accrual status as of December 31, 2010.

(14)	Investment was on PIK non-accrual status as of December 31, 2010.

(15)	On October 13, 2010, Nicos Polymers & Grinding, Inc., an existing portfolio company, filed for Chapter 11 bankruptcy as part of a restructuring of that investment. On December 2, 2010, the Company and the major shareholder of Nicos Polymers & Grinding, Inc. closed on a restructuring agreement via an out of court foreclosure process, resulting in a restructured facility and these terms.

(16)	On November 4, 2010, the Company held a foreclosure auction of the assets of Vanguard Vinyl, Inc., an existing portfolio company, as part of a loan restructuring. The restructuring broke up Vanguard Vinyl, Inc. into two operating companies. Saddleback Fence and Vinyl Products, Inc., which is located in California, and Best Vinyl Fence & Deck, LLC, which will manage operations in Utah and Hawaii, and resulted in a restructured facility and these terms.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Lighting By Gregory, LLC(13)(14)	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		$5,419,495	$4,728,589	$1,503,716
First Lien Term Loan B, 14.5% due 2/28/2013		8,575,783	6,906,440	2,196,284
First Lien Bridge Loan, 8% due 10/15/2010		152,312	150,000	—
97.38% membership interest			410,000	—

			12,195,029	3,700,000

Total Control Investments			$12,195,029	$3,700,000

Affiliate Investments(4)
O’Currance, Inc	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		10,961,448	$10,869,262	$10,805,775
First Lien Term Loan B, 16.875%, due 3/21/2012		1,853,976	1,828,494	1,896,645
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130,413	38,592
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	—

			13,078,169	12,741,012
MK Network, LLC(13)(14)	Education services
First Lien Term Loan A, 13.5% due 6/1/2012		9,740,358	9,539,188	7,913,140
First Lien Term Loan B, 17.5% due 6/1/2012		4,926,187	4,748,004	3,938,660
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010(10)		—	—	—
11,030 Membership Units(6)			771,575	—

			15,058,767	11,851,800
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		7,141,190	6,813,431	7,113,622
Second Lien Term Loan B, 16.5% due 2/25/2013		14,692,015	14,102,756	14,179,626
1,080,399 shares of Series A Preferred Stock			1,080,398	1,335,999

			21,996,585	22,629,247

Total Affiliate Investments			$50,133,521	$47,222,059

Non-Control/Non-Affiliate Investments(7)
CPAC, Inc.	Household Products
Subordinated Term Loan, 12.5% due 6/1/2012		1,064,910	$1,064,910	$1,064,910

			1,064,910	1,064,910
Vanguard Vinyl, Inc.(9)(13)(14)	Building Products
First Lien Term Loan, 12% due 3/30/2013		7,000,000	6,827,373	5,812,199
First Lien Revolver, LIBOR+7% (10% floor) due 3/30/2013		1,250,000	1,207,895	1,029,268
25,641 Shares of Series A Preferred Stock			253,846	—
25,641 Shares of Common Stock			2,564	—

			8,291,678	6,841,467
Repechage Investments Limited	Restaurants
First Lien Term Loan, 15.5% due 10/16/2011		3,708,971	3,475,906	3,486,342
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc			750,000	354,114

			4,225,906	3,840,456

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Traffic Control & Safety Corporation(9)	Construction and Engineering
Second Lien Term Loan, 15% due 5/28/2015		19,969,524	19,724,493	19,440,090
Subordinated Loan, 15% due 5/28/2015		4,577,800	4,577,800	4,404,746
24,750 shares of Series B Preferred Stock			247,500	—
43,494 shares of Series D Preferred Stock(6)			434,937	—
25,000 shares of Common Stock			2,500	—

			24,987,230	23,844,836
Nicos Polymers & Grinding Inc.(9)(13)(14)	Environmental & facilities services
First Lien Term Loan A, LIBOR+5% (10% floor), due 7/17/2012		3,154,876	3,040,465	1,782,181
First Lien Term Loan B, 13.5% due 7/17/2012		6,180,185	5,713,125	3,347,672
3.32% Interest in Crownbrook Acquisition I LLC			168,086	—

			8,921,676	5,129,853
TBA Global, LLC(9)	Advertising
Second Lien Term Loan B, 14.5% due 8/3/2012		10,840,081	10,594,939	10,625,867
53,994 Senior Preferred Shares.			215,975	215,975
191,977 Shares A Shares			191,977	179,240

			11,002,891	11,021,082
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		1,250,000	1,245,136	1,247,418
First Lien Term Loan B, 15% due 8/8/2012		5,631,547	5,575,477	5,674,493
1,000 Common Units(6)			42,908	118,132

			6,863,521	7,040,043
Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012.		9,316,518	9,063,155	8,964,766

			9,063,155	8,964,766
Boot Barn(9)	Apparel, accessories & luxury goods
Second Lien Term Loan, 14.5% due 10/3/2013.		23,545,479	23,288,566	23,477,539
247.06 shares of Series A Preferred Stock			247,060	71,394
1,308 shares of Common Stock			131	—

			23,535,757	23,548,933
Premier Trailer Leasing, Inc.(9)(13)(14)	Trucking
Second Lien Term Loan, 16.5% due 10/23/2012		18,452,952	17,063,645	4,597,412
285 shares of Common Stock			1,140	—

			17,064,785	4,597,412
Pacific Press Technologies, Inc.(9)
Second Lien Term Loan, 14.75% due 7/10/2013	Industrial machinery	10,071,866	9,798,901	9,829,869
33,786 shares of Common Stock			344,513	402,894

			10,143,414	10,232,763
Goldco, LLC
Second Lien Term Loan, 17.5% due 1/31/2013.	Restaurants	8,355,688	8,259,479	8,259,479

			8,259,479	8,259,479
Rail Acquisition Corp.(9)	Electronic manufacturing services
First Lien Term Loan, 17% due 9/1/2013		16,315,866	13,536,969	12,854,425
First Lien Revolver, 7.85% due 9/1/2013		5,201,103	5,201,103	5,201,103

			18,738,072	18,055,528

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Western Emulsions, Inc.(9)	Construction materials
Second Lien Term Loan, 15% due 6/30/2014		17,864,713	17,475,899	17,039,751

			17,475,899	17,039,751
Storyteller Theaters Corporation.	Movies & entertainment
1,692 shares of Common Stock			169	61,613
20,000 shares of Preferred Stock			200,000	200,000

			200,169	261,613
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% due 7/17/2013		6,662,970	6,324,339	6,488,990
First Lien Term Loan B, 13% due 7/17/2013		10,178,726	10,068,726	9,962,414
First Lien Revolver, 12% due 7/17/2013		500,000	489,000	508,967

			16,882,065	16,960,371
idX Corporation	Distributors
Second Lien Term Loan, 14.5% due 7/1/2014		13,588,794	13,350,633	13,258,317

			13,350,633	13,258,317
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 17% due 10/27/2014		20,172,004	19,257,215	19,544,864
414,419 Common Units(6)			598,382	1,417,886

			19,855,597	20,962,750
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% due 3/31/2014		4,449,775	4,387,947	4,406,684
First Lien Term Loan B, 16% due 3/31/2014		17,258,033	16,702,405	17,092,868
First Lien Revolver, 10% due 3/31/2014(11)		—	(35,000)	(35,000)
453,755 Preferred units of IZI Holdings, LLC(6)			453,755	676,061

			21,509,107	22,140,613
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 15.5% due 9/10/2014		12,751,463	12,536,099	12,549,159
First Lien Revolver, 12% due 9/10/2014		1,500,000	1,468,667	1,491,373

			14,004,766	14,040,532
Riverlake Equity Partners II, LP	Multi-sector holdings
1.87% limited partnership interest			33,640	33,640

			33,640	33,640
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest			135,825	135,825

			135,825	135,825
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% due 12/17/2014		9,000,000	8,789,498	8,806,763
First Lien Term Loan B, 14% due 12/17/2014		14,225,615	13,892,772	13,897,677
First Lien Term Revolver, 10% due 12/17/2014		4,250,000	4,012,255	4,107,420

			26,694,525	26,811,860

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (10% floor) due 12/30/2014		9,500,000	9,277,900	9,127,886
First Lien Term Loan B, 15% due 12/30/2014		22,423,729	21,920,479	21,913,276
First Lien Term Revolver, LIBOR+6.5% (9.5% floor) due 12/30/2014		1,500,000	1,432,500	1,442,696

			32,630,879	32,483,858
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (12.5% floor) due 12/31/2014		31,054,688	30,243,946	30,660,049
First Lien Revolver, LIBOR+9.5% (12.5% floor) due 12/31/2014(11)		—	(401,111)	(401,111)

			29,842,835	30,258,938
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (10% floor) due 12/31/2014		26,320,000	25,877,206	26,250,475
First Lien Term Loan B, 14% due 12/31/2014		22,098,966	21,729,057	22,114,113
First Lien Revolver, LIBOR+7% (10% floor) due 12/31/2014(11)		—	(66,667)	(66,667)

			47,539,596	48,297,921
Flatout, Inc.	Food retail
First Lien Term Loan A, 10% due 12/31/2014		7,300,000	7,120,671	7,144,136
First Lien Term Loan B, 15% due 12/31/2014		12,862,760	12,539,879	12,644,316
First Lien Revolver, 10% due 12/31/2014(11)		—	(38,136)	(38,136)

			19,622,414	19,750,316
Psilos Group Partners IV, LP	Multi-sector holdings
2.53% limited partnership interest(12)			—	—

			—	—

Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (10% floor) due 4/30/2015		5,000,000	4,909,720	4,915,885
First Lien Term Loan B, LIBOR+9% (13.5% floor) due 4/30/2015		4,025,733	3,952,399	3,946,765
First Lien Revolver, LIBOR+6% (9% floor) due 4/30/2015(11)		—	(36,667)	(36,667)

			8,825,452	8,825,983
NDSSI Holdings, Inc.	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (13.75% floor) due 9/10/2014		30,245,558	29,684,880	29,409,043
First Lien Revolver, LIBOR+7% (10% floor) due 9/10/2014		3,500,000	3,409,615	3,478,724

			33,094,495	32,887,767
Eagle Hospital Physicians, Inc.	Healthcare services
First Lien Term Loan, LIBOR+8.75% (11.75% floor) due 8/11/2015		8,000,000	7,783,892	7,783,892
First Lien Revolver, LIBOR+5.75% (8.75% floor) due 8/11/2015		—	(64,394)	(64,394)

			7,719,498	7,719,498
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (9% floor) due 8/13/2015		15,500,000	15,171,867	15,171,867
First Lien Term Loan B, LIBOR+10% (13% floor) due 8/13/2015		11,014,977	10,782,174	10,782,174
First Lien Revolver, LIBOR+7% (9% floor) due 8/13/2015		376,852	292,196	292,196

			26,246,237	26,246,237

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Epic Acquisition, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+8% (11% floor) due 8/13/2015		7,750,000	7,554,728	7,554,728
First Lien Term Loan B, 15.25% due 8/13/2015		13,555,178	13,211,532	13,211,532
First Lien Revolver, LIBOR+6.5% (9.5% floor) due 8/13/2015		300,000	223,634	223,634

			20,989,894	20,989,894
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% due 9/15/2015		9,000,000	8,755,670	8,755,670
First Lien Term Loan B, LIBOR+11% (13.5% floor) due 9/15/2015		11,000,000	10,704,008	10,704,008
First Lien Revolver, LIBOR+8.5% due 9/15/2015		2,000,000	1,892,367	1,892,367

			21,352,045	21,352,045

Total Non-Control/Non-Affiliate Investments			$530,168,045	$512,899,257

Total Portfolio Investments			$592,496,595	$563,821,316

(1)	All debt investments are income producing unless otherwise noted in (13) or (14). Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Nicos Polymers & Grinding, Inc.	February 10, 2008		+ 2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008		+ 2.0% on Term Loan B	Per waiver agreement
Vanguard Vinyl, Inc.	April 1, 2008	+ 0.5% on Term Loan		Per loan amendment
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan		Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
HealthDrive Corporation	April 30, 2009	+ 2.0% on Term Loan A		Per waiver agreement
Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement
Rail Acquisition Corp.	May 1, 2010	- 4.5% on Term Loan	- 0.5% on Term Loan	Per restructuring agreement
Traffic Control & Safety Corp.	May 28, 2010	- 4.0% on Term Loan	+ 1.0% on Term Loan	Per restructuring agreement
Pacific Press Technologies, Inc.	July 1, 2010	- 2.0% on Term Loan	- 0.75% on Term Loan	Per waiver agreement
Western Emulsions, Inc.	September 30, 2010		+ 3.0% on Term Loan	Per loan agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund a limited partnership interest.

(13)	Investment was on cash non-accrual status as of September 30, 2010.

(14)	Investment was on PIK non-accrual status as of September 30, 2010.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. Since January 2, 2008, references to the Company, FSC, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated for income tax purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

The Company’s shares are currently listed on the New York Stock Exchange under the symbol “FSC.” The following table reflects common stock offerings that have occurred since inception:

Date	Transaction	Shares	Offering price	Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12	$141.2 million

July 21, 2009	Follow-on public offering (including underwriters’ exercise of over- allotment option)	9,487,500	$9.25	$87.8 million

September 25, 2009	Follow-on public offering (including underwriters’ exercise of over- allotment option)	5,520,000	$10.50	$58.0 million

January 27, 2010	Follow-on public offering	7,000,000	$11.20	$78.4 million

February 25, 2010	Underwriters’ exercise of over- allotment option	300,500	$11.20	$3.4 million

June 21, 2010	Follow-on public offering (including underwriters’ exercise of over- allotment option)	9,200,000	$11.50	$105.8 million

December 2010	At-the-Market offering	429,110	$11.87(1)	$5.1 million

(1)	Average offering price.

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows the Company’s SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that the Company’s SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of December 31, 2010, the Company’s SBIC subsidiary had $75 million in regulatory capital. The SBA has issued a capital commitment to the Company’s SBIC subsidiary in the amount of $150 million, and $123.3 million of SBA debentures were outstanding as of December 31, 2010. $73.0 million of these debentures bore an interest rate of 3.50%, including the SBA annual charge of 0.285%, while the remainder do not have a locked interest rate.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiary may also be limited in its ability to make distributions to the Company if it does not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiary will receive SBA-guaranteed debenture funding and is dependent upon the SBIC subsidiary continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiary’s assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiary upon an event of default.

The Company has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test.

Note 2.	Significant Accounting Policies

FASB Accounting Standards Codification:

The issuance of FASB Accounting Standards CodificationTM (the “Codification”) on July 1, 2009 (effective for interim or annual reporting periods ending after September 15, 2009), changes the way that U.S. generally accepted accounting principles (“GAAP”) are referenced. Beginning on that date, the Codification officially became the single source of authoritative nongovernmental GAAP; however, SEC registrants must also consider rules, regulations and interpretive guidance issued by the SEC or its staff. The switch affects the way companies refer to GAAP in financial statements and in their accounting policies. References to standards will consist solely of the number used in the Codification’s structural organization.

Consistent with the effective date of the Codification, financial statements for periods ending after September 15, 2009, refer to the Codification structure, not pre-Codification historical GAAP.

Basis of Presentation and Liquidity:

The Consolidated Financial Statements of the Company have been prepared in accordance with GAAP and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

Although the Company expects to fund the growth of its investment portfolio through the net proceeds from the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

raise capital will be successful. In addition, the Company intends to distribute to its stockholders between 90% and 100% of its taxable income each year in order to satisfy the requirements applicable to Regulated Investment Companies (“RICs”) under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of its portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than their recorded value.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $742.4 million and $563.8 million at December 31, 2010 and September 30, 2010, respectively. The portfolio investments represent 129.1% and 99.1% of net assets at December 31, 2010 and September 30, 2010, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fair Value Measurements:

ASC 820 Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•

Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using market, income, and bond yield approaches as appropriate. In general, the Company utilizes a bond yield method for the majority of its investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the enterprise value approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within the Investment Adviser responsible for the portfolio investment;

•	Preliminary valuations are then reviewed and discussed with the principals of the Investment Adviser;

•	Separately, independent valuation firms engaged by the Board of Directors prepare preliminary valuations on a selected basis and submit the reports to the Company;

•	The deal team compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	The deal team prepares a valuation report for the Valuation Committee of the Board of Directors;

•	The Valuation Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of the Board of Directors reviews the preliminary valuations, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of the Board of Directors makes a recommendation to the Board of Directors; and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of all of the Company’s investments at December 31, 2010 was determined by the Board of Directors. The Board of Directors is solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

The Board of Directors has engaged independent valuation firms to provide valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide the Company with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each quarter; however, the Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Realized gain or loss on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Investment Income:

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into interest income over the life of the loan.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain a payment-in-kind or “PIK” interest provision. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees. The Company capitalizes upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income, based on the straight line method or effective interest method as applicable, over the life of the investment.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. Exit fees are fees which are earned and payable upon the exit of a debt security and, similar to a prepayment penalty, are not accrued or otherwise included in net investment income until received. The receipt of such fees as well the timing of the Company’s receipt of such fees is contingent upon a successful exit event for each of the investments.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and,

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Included in cash and cash equivalents is $0.8 million that is held at Wells Fargo Bank, National Association (“Wells Fargo”) in connection with the Company’s three-year credit facility. The Company is restricted in terms of access to this cash until such time as the Company submits its required monthly reporting schedules and Wells Fargo verifies the Company’s compliance per the terms of the credit agreement.

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing of credit facilities and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities. This amortization expense is included in interest expense in the Company’s Consolidated Statement of Operations.

Collateral posted to bank:

Collateral posted to bank consists of cash posted as collateral with respect to the Company’s interest rate swap. The Company is restricted in terms of access to this collateral until such swap is terminated or the swap agreement expires. Cash collateral posted is held in an account at Wells Fargo.

Interest Rate Swap:

The Company does not utilize hedge accounting and marks its interest rate swap to fair value on a quarterly basis through operations.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting, and printing fees. $0.3 million of offering costs have been charged to capital during the three months ended December 31, 2010.

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2011). The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar years 2008 and 2009, and expects to incur a de minimis federal excise tax for the calendar year 2010. In addition, the Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008 or 2009 or expected to be taken in the Company’s 2010 tax return. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements. The new disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level 3 disclosures, which are effective for fiscal years beginning after December 15, 2010 and interim periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The adoption of this disclosure-only guidance is included in Note 3 — Portfolio Investments and did not have an impact on the Company’s consolidated financial results.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820) — Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which provides guidance on estimating the fair value of an alternative investment, amending ASC 820-10. The amendment is effective for interim and annual periods ending after December 15, 2009. The adoption of this guidance did not have a material impact on either the Company’s consolidated financial position or results of operations.

Note 3.	Portfolio Investments

At December 31, 2010, 129.1% of net assets or $742.4 million was invested in 45 long-term portfolio investments and 7.5% of net assets or $43.0 million was invested in cash and cash equivalents. In comparison, at September 30, 2010, 99.1% of net assets or $563.8 million was invested in 38 long-term portfolio investments and 13.5% of net assets or $76.8 million was invested in cash and cash equivalents. As of December 31, 2010, primarily all of the Company’s debt investments were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock or limited liability company interests designed to provide the Company with an opportunity for an enhanced rate of return. These instruments generally do not produce a current return, but are held for potential investment appreciation and capital gain.

During the three months ended December 31, 2010, the Company recorded net realized losses on investments of $13.5 million. During the three months ended December 31, 2009, the Company recorded a $0.1 million reduction to a previously recorded realized gain. During the three months ended December 31, 2010 and 2009, the Company recorded net unrealized appreciation of $16.8 million and $1.0 million, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The composition of the Company’s debt investments as of December 31, 2010 and September 30, 2010 at fixed rates and floating rates was as follows:

	December 31, 2010		September 30, 2010
	Fair Value	% of Portfolio	Fair Value	% of Portfolio
Fixed rate debt securities	$366,003,445	50.00%	$375,584,242	67.24%
Floating rate debt securities	366,014,988	50.00%	182,995,709	32.76%

Total	$732,018,433	100.00%	$558,579,951	100.00%

The composition of the Company’s investments as of December 31, 2010 and September 30, 2010 at cost and fair value was as follows:

	December 31, 2010		September 30, 2010
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$743,136,969	$732,018,433	$585,529,301	$558,579,951
Investments in equity securities	11,827,514	10,376,902	6,967,294	5,241,365

Total	$754,964,483	$742,395,335	$592,496,595	$563,821,316

The following table presents the financial instruments carried at fair value as of December 31, 2010, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Cash equivalents	$—	$—	$—	$—
Investments in debt securities (first lien)	—	—	642,402,398	642,402,398
Investments in debt securities (second lien)	—	—	85,394,636	85,394,636
Investments in debt securities (subordinated)	—	—	4,221,399	4,221,399
Investments in equity securities (preferred)	—	—	3,963,240	3,963,240
Investments in equity securities (common)	—	—	6,413,662	6,413,662

Total investments at fair value	$—	$—	$742,395,335	$742,395,335
Interest rate swap	—	37,045	—	37,045

Total liabilities at fair value	$—	$37,045	$—	$37,045

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the financial instruments carried at fair value as of September 30, 2010, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Cash equivalents	$—	$—	$—	$—
Investments in debt securities (first lien)	—	—	416,323,957	416,323,957
Investments in debt securities (second lien)	—	—	137,851,248	137,851,248
Investments in debt securities (subordinated)	—	—	4,404,746	4,404,746
Investments in equity securities (preferred)	—	—	2,892,135	2,892,135
Investments in equity securities (common)	—	—	2,349,230	2,349,230

Total investments at fair value	$—	$—	$563,821,316	$563,821,316
Interest rate swap	—	773,435	—	773,435

Total liabilities at fair value	$—	$773,435	$—	$773,435

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2010 to December 31, 2010, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2010	$416,323,957	$137,851,248	$4,404,746	$2,892,135	$2,349,230	$563,821,316
Purchases and other increases	231,619,326	1,973,839	177,734	1,037,112	3,823,108	238,631,119
Redemptions, repayments and other decreases	(7,910,103)	(54,802,911)	—	—	—	(62,713,014)
Net realized losses	(13,450,219)	—	—	—	—	(13,450,219)
Net unrealized appreciation (depreciation)	15,819,437	372,460	(361,081)	33,993	241,324	16,106,133
Transfers into (out of) level 3.	—	—	—	—	—	—

Fair value as of December 31, 2010	$642,402,398	$85,394,636	$4,221,399	$3,963,240	$6,413,662	$742,395,335

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at December 31, 2010 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the three months ended December 31, 2010	$5,559,340	$592,361	$(361,081)	$33,993	$241,324	$6,065,937

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2009 to December 31, 2009, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2009	$142,016,942	$153,904,458	$—	$2,889,471	$800,266	$299,611,137
Purchases and other increases	138,819,323	3,387,609	—	—	153,972	142,360,904
Redemptions, repayments and other decreases	(1,711,417)	(4,672,378)	—	—	—	(6,383,795)
Net realized losses	—	106,000	—	—	—	106,000
Net unrealized appreciation (depreciation)	1,643,654	(470,920)	—	(227,648)	54,208	999,294
Transfers into (out of) level 3	—	—	—	—	—	—

Fair value as of December 31, 2009	$280,768,502	$152,254,769	$—	$2,661,823	$1,008,446	$436,693,540

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at December 31, 2009 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the three months ended December 31, 2009	$1,643,654	$(712,563)	$—	$(227,648)	$54,208	$757,651
Concurrent with its adoption of ASC 820, effective October 1, 2008, the Company augmented the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). Prior to October 1, 2008, the Company estimated the fair value of its Level 3 debt investments by first estimating the enterprise value of the portfolio company which issued the debt investment. To estimate the enterprise value of a portfolio company, the Company analyzed various factors, including the portfolio companies historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value.

In estimating a multiple to use for valuation purposes, the Company looked to private merger and acquisition statistics, discounted public trading multiples or industry practices. In some cases, the best valuation methodology may have been a discounted cash flow analysis based on future projections. If a portfolio company was distressed, a liquidation analysis may have provided the best indication of enterprise value.

If there was adequate enterprise value to support the repayment of the Company’s debt, the fair value of the Level 3 loan or debt security normally corresponded to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Beginning on October 1, 2008, the Company also introduced a bond yield model to value these investments based on the present value of expected cash flows. The significant inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position.

The table below summarizes the changes in the Company’s investment portfolio from September 30, 2010 to December 31, 2010.

	Debt	Equity	Total
Fair value at September 30, 2010	$558,579,951	$5,241,365	$563,821,316
New investments	233,716,898	4,860,221	238,577,119
Redemptions/repayments	(60,794,114)	—	(60,794,114)
Net accrual of PIK interest income	(1,965,334)	—	(1,965,334)
Accretion of original issue discount	388,637	—	388,637
Net change in unearned income.	(3,478,325)	—	(3,478,325)
Net unrealized appreciation (depreciation)	15,830,817	275,316	16,106,133
Net changes from unrealized to realized	(10,260,097)	—	(10,260,097)

Fair value as of December 31, 2010	$732,018,433	$10,376,902	$742,395,335

The Company’s off-balance sheet arrangements consisted of $95.3 million and $49.5 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of December 31, 2010 and September 30, 2010, respectively. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on the Company’s Consolidated Statements of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of December 31, 2010 and September 30, 2010 is shown in the table below:

	December 31, 2010	September 30, 2010
HealthDrive Corporation	$1,500,000	$1,500,000
IZI Medical Products, Inc.	2,500,000	2,500,000
Trans-Trade, Inc.	4,000,000	500,000
Riverlake Equity Partners II, LP (limited partnership interest)	877,895	966,360
Riverside Fund IV, LP (limited partnership interest)	678,583	864,175
ADAPCO, Inc.	5,750,000	5,750,000
AmBath/ReBath Holdings, Inc.	1,500,000	1,500,000
JTC Education, Inc.	14,000,000	9,062,453
Tegra Medical, LLC	4,000,000	4,000,000
Vanguard Vinyl, Inc.	—	1,250,000
Flatout, Inc.	1,500,000	1,500,000
Psilos Group Partners IV, LP (limited partnership interest)	1,000,000	1,000,000
Mansell Group, Inc.	2,000,000	2,000,000
NDSSI Holdings, Inc.	1,500,000	1,500,000
Eagle Hospital Physicians, Inc.	2,500,000	2,500,000
Enhanced Recovery Company, LLC	4,000,000	3,623,148
Epic Acquisition, Inc.	2,200,000	2,700,000
Specialty Bakers, LLC	4,000,000	2,000,000
Rail Acquisition Corp.	5,040,865	4,798,897
Bunker Hill Capital II (QP), L.P. (limited partnership interest)	1,000,000	—
Nicos Polymers & Grinding Inc.	500,000	—
CRGT, Inc.	12,500,000	—
Welocalize, Inc.	4,750,000	—
Miche Bag, LLC	5,000,000	—
Dominion Diagnostics, LLC	5,000,000	—
Advanced Pain Management	400,000	—
DISA, Inc.	4,000,000	—
Best Vinyl Fence & Deck, LLC	1,000,000	—
Saddleback Fence and Vinyl Products, Inc.	400,000	—
Traffic Control & Safety Corporation	2,250,000	—

Total	$95,347,343	$49,515,033

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	December 31, 2010		September 30, 2010
Cost:
First lien debt	$640,609,701	84.85%	$430,200,694	72.61%
Second lien debt	96,672,806	12.80%	150,600,807	25.42%
Subordinated debt	5,854,462	0.78%	4,727,800	0.80%
Purchased equity	4,416,468	0.58%	2,330,305	0.39%
Equity grants	6,967,524	0.92%	4,467,524	0.75%
Limited partnership interests	443,522	0.07%	169,465	0.03%

Total	$754,964,483	100.00%	$592,496,595	100.00%

Fair Value:
First lien debt	$642,402,398	86.53%	$416,323,957	73.84%
Second lien debt	84,295,708	11.35%	137,851,248	24.45%
Subordinated debt	5,320,327	0.72%	4,404,746	0.78%
Purchased equity	2,955,827	0.40%	625,371	0.11%
Equity grants	6,977,553	0.94%	4,446,529	0.79%
Limited partnership interests	443,522	0.06%	169,465	0.03%

Total	$742,395,335	100.00%	$563,821,316	100.00%

The Company invests in portfolio companies located in the United States. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	December 31, 2010		September 30, 2010
Cost:
Northeast	$210,633,806	27.90%	$175,370,861	29.60%
Southwest	180,442,847	23.91%	121,104,464	20.44%
Southeast	158,144,424	20.95%	108,804,931	18.36%
West	144,318,593	19.12%	133,879,457	22.60%
Midwest	61,424,813	8.12%	53,336,882	9.00%

Total	$754,964,483	100.00%	$592,496,595	100.00%

Fair Value:
Northeast	$208,392,159	28.07%	$161,264,153	28.60%
Southwest	167,079,771	22.51%	107,468,588	19.07%
Southeast	160,412,465	21.61%	109,457,070	19.41%
West	143,781,175	19.37%	131,881,487	23.39%
Midwest	62,729,765	8.44%	53,750,018	9.53%

Total	$742,395,335	100.00%	$563,821,316	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The composition of the Company’s portfolio by industry at cost and fair value as of December 31, 2010 and September 30, 2010 were as follows:

	December 31, 2010		September 30, 2010
Cost:
Healthcare services	$150,745,526	19.97%	$87,443,639	14.76%
IT consulting & other services	49,804,594	6.60%	—	0.00%
Healthcare equipment	46,877,049	6.21%	47,539,596	8.02%
Education services	44,774,933	5.93%	44,901,602	7.58%
Internet software & services	39,924,305	5.29%	—	0.00%
Construction and engineering	39,144,820	5.18%	24,987,230	4.22%
Electronic equipment & instruments	33,018,454	4.37%	33,094,495	5.59%
Home improvement retail	32,587,195	4.32%	32,630,879	5.51%
Apparel, accessories & luxury goods	31,893,000	4.22%	23,535,757	3.97%
Food distributors	28,501,129	3.78%	30,415,200	5.13%
Fertilizers & agricultural chemicals	26,323,523	3.49%	26,694,525	4.51%
Diversified support services	25,699,275	3.40%	26,246,237	4.43%
Healthcare technology	21,360,961	2.83%	21,509,107	3.63%
Human resources & employment services	20,774,104	2.75%	—	0.00%
Food retail	19,412,498	2.57%	19,622,414	3.31%
Electronic manufacturing services	19,001,589	2.52%	18,738,072	3.16%
Media — Advertising	18,026,733	2.39%	19,828,343	3.35%
Air freight and logistics	17,600,968	2.33%	14,004,766	2.36%
Trucking	17,064,785	2.26%	17,064,785	2.88%
Distributors	13,436,082	1.78%	13,350,633	2.25%
Data processing and outsourced services	13,229,885	1.75%	13,078,169	2.21%
Industrial machinery	10,221,792	1.35%	10,143,414	1.71%
Leisure facilities	6,783,242	0.90%	6,863,521	1.16%
Building products	6,717,698	0.89%	8,291,678	1.40%
Construction materials	6,477,386	0.86%	17,475,899	2.95%
Environmental & facilities services	5,125,321	0.68%	8,921,676	1.51%
Housewares & specialties	4,556,187	0.60%	12,195,029	2.06%
Restaurants	4,138,830	0.55%	12,485,385	2.11%
Household products	1,098,928	0.15%	1,064,910	0.18%
Multi-sector holdings	443,522	0.05%	169,465	0.02%
Movies & entertainment	200,169	0.03%	200,169	0.03%

Total	$754,964,483	100.00%	$592,496,595	100.00%

Fair Value:
Healthcare services	$154,124,078	20.76%	$89,261,760	15.83%
IT consulting & other services	51,000,000	6.87%	—	0.00%
Healthcare equipment	47,689,753	6.42%	48,297,921	8.57%
Education services	40,834,373	5.50%	42,110,738	7.47%
Internet software & services	40,766,797	5.49%	—	0.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	December 31, 2010		September 30, 2010
Construction and engineering	37,725,698	5.08%	23,844,836	4.23%
Electronic equipment & instruments	32,682,427	4.40%	32,887,767	5.83%
Apparel, accessories & luxury goods	32,605,394	4.39%	23,548,933	4.18%
Home improvement retail	32,318,609	4.35%	32,483,858	5.76%
Food distributors	28,529,313	3.84%	30,316,811	5.38%
Fertilizers & agricultural chemicals	26,539,336	3.57%	26,811,860	4.76%
Diversified support services	25,820,525	3.48%	26,246,237	4.66%
Healthcare technology	21,993,525	2.96%	22,140,613	3.93%
Human resources & employment services	21,300,346	2.87%	—	0.00%
Food retail	19,613,730	2.64%	19,750,316	3.50%
Media — Advertising	18,144,549	2.44%	19,847,065	3.52%
Air freight and logistics	17,835,145	2.40%	14,040,532	2.49%
Electronic manufacturing services	16,639,539	2.24%	18,055,528	3.20%
Distributors	13,415,216	1.81%	13,258,317	2.35%
Data processing and outsourced services	12,796,573	1.72%	12,741,012	2.26%
Industrial machinery	10,657,539	1.44%	10,232,763	1.81%
Leisure facilities	6,973,522	0.94%	7,040,043	1.25%
Building products	6,565,139	0.88%	6,841,467	1.21%
Construction materials	6,477,386	0.87%	17,039,751	3.02%
Environmental & facilities services	5,033,333	0.68%	5,129,853	0.91%
Trucking	4,597,412	0.62%	4,597,412	0.82%
Housewares & specialties	4,055,655	0.55%	3,700,000	0.66%
Restaurants	3,856,360	0.52%	12,099,935	2.15%
Household products	1,098,928	0.15%	1,064,910	0.19%
Multi-sector holdings	443,522	0.08%	169,465	0.01%
Movies & entertainment	261,613	0.04%	261,613	0.05%

Total	$742,395,335	100.00%	$563,821,316	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At December 31, 2010 and September 30, 2010, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the three months ended December 31, 2010 and December 31, 2009, no individual investment produced income that exceeded 10% of investment income.

Note 4.	Fee Income

The Company receives a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost of the respective investments. Other fees, such as servicing and collateral management fees, are classified as fee income and recognized as they are earned on a monthly basis.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Accumulated unearned fee income activity for the three months ended December 31, 2010 and December 31, 2009 was as follows:

	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009
Beginning unearned fee income balance	$11,900,871	$5,589,630
Net fees received	4,706,689	4,861,907
Unearned fee income recognized	(1,228,366)	(915,129)

Ending unearned fee income balance	$15,379,194	$9,536,408

As of December 31, 2010, the Company had structured $7.6 million in aggregate exit fees across 10 portfolio investments upon the future exit of those investments. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. Exit fees are fees which are earned and payable upon the exit of a debt security and, similar to a prepayment penalty, are not accrued or otherwise included in net investment income until received. The receipt of such fees as well the timing of the Company’s receipt of such fees is contingent upon a successful exit event for each of the investments.

Note 5.	Share Data

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled $129.5 million after deducting investment banking commissions of $9.9 million and offering costs of $1.8 million.

On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share. The net proceeds totaled $82.7 million after deducting investment banking commissions of $4.4 million and offering costs of $0.7 million.

On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share. The net proceeds totaled $54.9 million after deducting investment banking commissions of $2.8 million and offering costs of $0.3 million.

On January 27, 2010, the Company completed a follow-on public offering of 7,000,000 shares of its common stock at the offering price of $11.20 per share, with 300,500 additional shares being sold as part of the underwriters’ partial exercise of their over-allotment option on February 25, 2010. The net proceeds totaled $77.5 million after deducting investment banking commissions of $3.7 million and offering costs of $0.5 million.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

On June 21, 2010, the Company completed a follow-on public offering of 9,200,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $11.50 per share. The net proceeds totaled $100.5 million after deducting investment banking commissions of $4.8 million and offering costs of $0.5 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On December 7, 2010, the Company entered into an at-the-market equity offering sales agreement relating to shares of its common stock. Throughout the month of December 2010, the Company sold 429,110 shares of its common stock at an average offering price of $11.87 per share. The net proceeds totaled $5.0 million after deducting fees and commissions of $0.1 million. The Company terminated the at-the-market equity offering sales agreement effective January 20, 2011 and did not sell any shares of the Company’s common stock pursuant thereto subsequent to December 31, 2010.

No dilutive instruments were outstanding and therefore none were reflected in the Company’s Consolidated Statement of Assets and Liabilities at December 31, 2010. The following table sets forth the weighted average common shares outstanding for computing basic and diluted earnings per common share for the three months ended December 31, 2010 and December 31, 2009:

	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009
Weighted average common shares outstanding, basic and diluted	54,641,164	37,880,435

The following table reflects the dividend distributions per share that the Board of Directors of the Company has declared and the Company has paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from inception to December 31, 2010:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
5/1/2008	5/19/2008	6/3/2008	$0.30	$1.9 million	133,317		$1.9 million
8/6/2008	9/10/2008	9/26/2008	0.31	5.1 million	196,786	(1)	1.9 million
12/9/2008	12/19/2008	12/29/2008	0.32	6.4 million	105,326		0.8 million
12/9/2008	12/30/2008	1/29/2009	0.33	6.6 million	139,995		0.8 million
12/18/2008	12/30/2008	1/29/2009	0.05	1.0 million	21,211		0.1 million
4/14/2009	5/26/2009	6/25/2009	0.25	5.6 million	11,776		0.1 million
8/3/2009	9/8/2009	9/25/2009	0.25	7.5 million	56,890		0.6 million
11/12/2009	12/10/2009	12/29/2009	0.27	9.7 million	44,420		0.5 million
1/12/2010	3/3/2010	3/30/2010	0.30	12.9 million	58,689		0.7 million
5/3/2010	5/20/2010	6/30/2010	0.32	14.0 million	42,269		0.5 million
8/2/2010	9/1/2010	9/29/2010	0.10	5.2 million	25,425		0.3 million
8/2/2010	10/6/2010	10/27/2010	0.10	5.5 million	24,850		0.3 million
8/2/2010	11/3/2010	11/24/2010	0.11	6.0 million	26,569		0.3 million
8/2/2010	12/1/2010	12/29/2010	0.11	6.0 million	28,238		0.3 million

(1)	Shares were purchased on the open market and distributed.

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program were made through the open market at times and in such amounts as Company management deemed appropriate. The stock repurchase program expired December 2009. In October 2008, the Company repurchased 78,000 shares of common stock on the open market as part of its share repurchase program.

In October 2010, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $20 million of the Company’s outstanding common stock. Stock repurchases under this program are to be made through the open market at times and in such amounts as the Company’s management deems appropriate, provided it is below the most recently published net asset value per share. The stock repurchase program expires December 31, 2011 and may be limited or terminated by the Board of Directors at any time without prior notice.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 6.	Lines of Credit

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Agreement”), with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo, as successor to Wachovia Bank, National Association (“Wachovia”), Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

On May 26, 2010, the Company amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, the Company received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto.

On November 5, 2010, the Company amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of the Company’s portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

In connection with the Wells Fargo facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company will sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Agreement and other documents entered into in connection with the Wells Fargo facility.

The Agreement and related agreements governing the Wells Fargo facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the Wells Fargo facility.

The Wells Fargo facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company intends to use the net proceeds of the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. The Company cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of December 31, 2010, the Company had $38.0 million of borrowings outstanding under the Wells Fargo facility.

On May 27, 2010, the Company entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows for the Company to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and has a maturity date of May 27, 2013. The ING facility also allows the Company to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility is $90 million, and the ING facility includes an accordion feature that allows for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of the Company’s assets, as well as the assets of two of the Company’s wholly-owned subsidiaries, FSFC Holdings, Inc. and FSF/MP Holdings, Inc., subject to certain exclusions for, among other things, equity interests in the Company’s SBIC subsidiary and equity interests in Funding as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., FSF/MP Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. Neither the Company’s SBIC subsidiary nor Funding is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and FSF/MP Holdings, Inc. guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interests in FSFC Holdings, Inc. and FSF/MP Holdings, Inc. to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., FSF/MP Holdings, Inc. and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the ING facility.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of December 31, 2010, the Company had $51.0 million of borrowings outstanding under the ING facility.

As of December 31, 2010, except for assets that were funded through the Company’s SBIC subsidiary, substantially all of the Company’s assets were pledged as collateral under the Wells Fargo facility or the ING facility.

Interest expense for the three months ended December 31, 2010 and December 31, 2009 was $1.9 million and $0.1 million, respectively.

Note 7.	Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company holds debt in its portfolio that contains a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the three months ended December 31, 2010 and December 31, 2009 was as follows:

	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009
PIK balance at beginning of period	$19,300,954	$12,059,478
Gross PIK interest accrued	3,384,078	2,430,656
PIK income reserves	(240,390)	(468,882)
PIK interest received in cash	(5,109,022)	(525,194)
Adjustments due to loan exits	—	(530,061)

PIK balance at end of period	$17,335,620	$12,965,997

As of December 31, 2010, the Company had stopped accruing cash interest, PIK interest and original issue discount (“OID”) on three investments that did not pay all of their scheduled monthly cash interest payments for the period ended December 31, 2010. As of December 31, 2009, the Company had stopped accruing PIK interest and OID on five investments, including two investments that had not paid all of their scheduled monthly cash interest payments.

The non-accrual status of the Company’s portfolio investments as of December 31, 2010, September 30, 2010 and December 31, 2009 was as follows:

	December 31, 2010	September 30, 2010	December 31, 2009
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
CPAC, Inc	—	—	PIK non-accrual
Martini Park, LLC	—	—	PIK non-accrual
Nicos Polymers & Grinding, Inc.	—	Cash non-accrual	PIK non-accrual
MK Network, LLC	Cash non-accrual	Cash non-accrual	—
Premier Trailer Leasing, Inc.	Cash non-accrual	Cash non-accrual	Cash non-accrual
Vanguard Vinyl, Inc.	—	Cash non-accrual	—

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Income non-accrual amounts for the three months ended December 31, 2010 and December 31, 2009 were as follows:

	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009
Cash interest income	$2,106,432	$1,134,564
PIK interest income	240,390	468,882
OID income	30,138	103,911

Total	$2,376,960	$1,707,357

Note 8.	Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2010, the Company has a net loss carryforward of $1.5 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will expire in the Company’s tax year ending September 30, 2017. During the year ended September 30, 2010, the Company realized capital losses from the sale of investments after October 31 and prior to year end (“post-October capital losses”) of $12.9 million, which for tax purposes are treated as arising on the first day of the following year.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the three months ended December 31, 2010.

Three Months Ended December 31, 2010
Net increase in net assets resulting from operations	$17,448,000
Net unrealized appreciation	(16,843,000)
Book/tax difference due to deferred loan origination fees, net	3,478,000
Book/tax difference due to organizational and deferred offering costs	(22,000)
Book/tax difference due to interest income on certain loans	1,051,000
Book/tax difference due to capital losses not recognized	13,450,000
Other book-tax differences	131,000

Taxable/Distributable Income(1)	$18,693,000

(1)	The Company’s taxable income for 2011 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2011. Therefore, the final taxable income may be different than the estimate.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

To date, the Company’s Board of Directors declared the following distributions:

Dividend Type	Date Declared	Record Date	Payment Date	Amount per Share
Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	$0.25
Quarterly	8/3/2009	9/8/2009	9/25/2009	$0.25
Quarterly	11/12/2009	12/10/2009	12/29/2009	$0.27
Quarterly	1/12/2010	3/3/2010	3/30/2010	$0.30
Quarterly	5/3/2010	5/20/2010	6/30/2010	$0.32
Quarterly	8/2/2010	9/1/2010	9/29/2010	$0.10
Monthly	8/2/2010	10/6/2010	10/27/2010	$0.10
Monthly	8/2/2010	11/3/2010	11/24/2010	$0.11
Monthly	8/2/2010	12/1/2010	12/29/2010	$0.11
Monthly	11/30/2010	1/4/2011	1/31/2011	$0.1066
Monthly	11/30/2010	2/1/2011	2/28/2011	$0.1066
Monthly	11/30/2010	3/1/2011	3/31/2011	$0.1066

For income tax purposes, the Company estimates that its distributions will be composed entirely of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar years 2010 and 2011. The Company anticipates declaring further distributions to its stockholders to meet the RIC distribution requirements.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. Because the Company did not satisfy these distribution requirements for calendar years 2008 and 2009, the Company incurred a de minimis federal excise tax for those calendar years, and the Company expects to incur a de minimis federal excise tax for the calendar year 2010.

Note 9.	Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

During the three months ended December 31, 2010, the Company recorded the following investment realization events:

•

In October 2010, the Company received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•

In November 2010, the Company received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company restructured its investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

•

In December 2010, the Company restructured its investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•

In December 2010, the Company received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2010, the Company received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction; and

•

In December 2010, the Company restructured its investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50.

During the three months ended December 31, 2009, the Company recorded the following investment realization events:

•

In October 2009, the Company received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of its loan agreement with American Hardwoods Industries, LLC. The Company recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods; and

•

In October 2009, the Company received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction.

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately prorated.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On January 6, 2010, the Company announced that the Investment Adviser had voluntarily agreed to take the following actions:

•

To waive the portion of its base management fee for the quarter ended December 31, 2009 attributable to four new portfolio investments, as well as cash and cash equivalents. The amount of the management fee waived was $727,000; and

•	To permanently waive that portion of its base management fee attributable to the Company’s assets held in the form of cash and cash equivalents as of the end of each quarter beginning March 31, 2010.

For purposes of the waiver, cash and cash equivalents is as defined in the notes to the Company’s Consolidated Financial Statements.

For the three months ended December 31, 2010 and December 31, 2009, base management fees were $3.8 million, and $1.5 million, respectively. At December 31, 2010, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $3.8 million reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•

20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For the three months ended December 31, 2010 and December 31, 2009, incentive fees were $3.5 million and $2.1 million, respectively. At December 31, 2010, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $3.5 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for the Company by its chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the three months ended December 31, 2010, the Company accrued administrative expenses of $0.8 million, including $0.4 million of general and administrative expenses, that are due to FSC, Inc. At December 31, 2010, $1.3 million was included in Due to FSC, Inc. in the Consolidated Statement of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12.	Financial Highlights

	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009
Per Share Data:
Net asset value at beginning of period	$10.43	$10.84
Net investment income	0.26	0.22
Net unrealized appreciation on investments and interest rate swap	0.31	0.03
Net realized loss on investments	(0.24)	—
Dividends declared	(0.32)	(0.27)
Issuance of common stock	—	—
Net asset value at end of period	$10.44	$10.82
Per share market value at beginning of period	$11.14	$10.93
Per share market value at end of period	$12.14	$10.74
Total return(1)	11.93%	0.68%
Common shares outstanding at beginning of period	54,550,290	37,878,987
Common shares outstanding at end of period	55,059,057	37,923,407
Net assets at beginning of period	$569,172,105	$410,556,071
Net assets at end of period	$574,921,159	$410,257,351
Average net assets(2)	$572,151,947	$409,840,589
Ratio of net investment income to average net assets(3)	9.75%	8.08%
Ratio of total expenses to average net assets(3)	7.82%	4.74%
Ratio of portfolio turnover to average investments at fair value	2.17%	0.00%
Weighted average outstanding debt(4)	$102,678,261	$500,000
Average debt per share	$1.86	$0.01

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized.

(2)	Calculated based upon the daily weighted average net assets for the period.

(3)	Interim periods are annualized.

(4)	Calculated based upon the daily weighted average of loans payable for the period.

Note 13.	Preferred Stock

The Company’s restated certificate of incorporation had not authorized any shares of preferred stock. However, on April 4, 2008, the Company’s Board of Directors approved a certificate of amendment to its restated certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. A certificate of amendment was also approved by the holders of a majority of the shares of the Company’s outstanding common stock through a written consent first solicited on April 7, 2008.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 14.	Interest Rate Swaps

In August 2010, the Company entered into a three-year interest rate swap agreement to mitigate its exposure to adverse fluctuations in interest rates for a total notional amount of $100.0 million. Under the interest rate swap agreement, the Company will pay a fixed interest rate of 0.99% and receive a floating rate based on the prevailing one-month LIBOR, which as of December 31, 2010 was 0.26%. For the three months ended December 31, 2010, the Company recorded $0.7 million of unrealized appreciation related to this swap agreement. As of December 31, 2010, this swap agreement had a fair value of ($37,000), which is included in “accounts payable, accrued expenses and other liabilities” in the Company’s Consolidated Statements of Assets and Liabilities.

As of December 31, 2010, the Company posted $1.5 million of cash as collateral with respect to the interest rate swap. The Company is restricted in terms of access to this collateral until such swap is terminated or the swap agreement expires. Cash collateral posted is held in an account at Wells Fargo.

Swaps contain varying degrees of off-balance sheet risk which could result from changes in the market values of underlying assets, indices or interest rates and similar items. As a result, the amounts recognized in the Consolidated Statement of Assets and Liabilities at any given date may not reflect the total amount of potential losses that the Company could ultimately incur.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Fifth Street Finance Corp.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, changes in net assets and cash flows, present fairly, in all material respects, the financial position of Fifth Street Finance Corp. (“the Company”) at September 30, 2010, and the results of its operations, the changes in its net assets and its cash flows for the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2010, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page 119 of the annual report to stockholders. Our responsibility is to express an opinion on these financial statements and on the Company’s internal control over financial reporting based on our integrated audit. We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/    PricewaterhouseCoopers LLP

New York, New York

December 1, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of

Fifth Street Finance Corp.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fifth Street Finance Corp. (a Delaware corporation) (the “Company”) as of September 30, 2009, and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights (included in Note 12) for the years ended September 30, 2009 and 2008. Our audits of the basic financial statements included the Schedule of Investments In and Advances to Affiliates. These financial statements, financial highlights and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included physical inspection or confirmation of securities owned as of September 30, 2009. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fifth Street Finance Corp. as of September 30, 2009, and the results of its operations, changes in net assets and its cash flows and financial highlights for the years ended September 30, 2009 and 2008 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/    GRANT THORNTON LLP

New York, New York

December 9, 2009

Fifth Street Finance Corp.

Consolidated Statement of Assets and Liabilities

	September 30, 2010	September 30, 2009
ASSETS
Investments at Fair Value:
Control investments (cost September 30, 2010: $12,195,029; cost September 30, 2009: $12,045,029)	$3,700,000	$5,691,107
Affiliate investments (cost September 30, 2010: $50,133,521; cost September 30, 2009: $71,212,035)	47,222,059	64,748,560
Non-control/Non-affiliate investments (cost September 30, 2010: $530,168,045; cost September 30, 2009: $243,975,221)	512,899,257	229,171,470

Total Investments at Fair Value (cost September 30, 2010: $592,496,595; cost September 30, 2009: $327,232,285)	563,821,316	299,611,137
Cash and cash equivalents	76,765,254	113,205,287
Interest and fees receivable	3,813,757	2,866,991
Due from portfolio company	103,426	154,324
Deferred financing costs	5,465,964	—
Collateral posted to bank and other assets	1,956,013	49,609

Total Assets	$651,925,730	$415,887,348

LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$1,322,282	$723,856
Base management fee payable	2,875,802	1,552,160
Incentive fee payable	2,859,139	1,944,263
Due to FSC, Inc	1,083,038	703,900
Interest payable	282,640	—
Payments received in advance from portfolio companies	1,330,724	190,378
Offering costs payable	—	216,720
SBA debentures payable	73,000,000	—

Total Liabilities	82,753,625	5,331,277

Net Assets:
Common stock, $0.01 par value, 150,000,000 shares authorized, 54,550,290 and 37,878,987 shares issued and outstanding at September 30, 2010 and September 30, 2009	545,503	378,790
Additional paid-in-capital	619,759,984	439,989,597
Net unrealized depreciation on investments and interest rate swap	(29,448,713)	(27,621,147)
Net realized loss on investments	(33,090,961)	(14,310,713)
Accumulated undistributed net investment income	11,406,292	12,119,544

Total Net Assets	569,172,105	410,556,071

Total Liabilities and Net Assets	$651,925,730	$415,887,348

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Interest income:
Control investments	$182,827	$—	$—
Affiliate investments	7,619,018	10,632,844	8,804,543
Non-control/Non-affiliate investments	46,089,945	27,931,097	16,800,945
Interest on cash and cash equivalents	237,557	208,824	750,605

Total interest income	54,129,347	38,772,765	26,356,093

PIK interest income:
Control investments	—	—	—
Affiliate investments	1,227,133	1,634,116	1,539,934
Non-control/Non-affiliate investments	8,776,935	5,821,173	3,357,464

Total PIK interest income	10,004,068	7,455,289	4,897,398

Fee income:
Control investments	—	—	—
Affiliate investments	1,433,206	1,101,656	702,463
Non-control/Non-affiliate investments	4,537,837	2,440,538	1,105,576

Total fee income	5,971,043	3,542,194	1,808,039

Dividend and other income:
Control investments	—	—	—
Affiliate investments	—	—	26,740
Non-control/Non-affiliate investments	433,317	22,791	130,971
Other income	—	35,396	—

Total dividend and other income	433,317	58,187	157,711

Total investment income	70,537,775	49,828,435	33,219,241

Expenses:
Base management fee	10,002,326	6,060,690	4,258,334
Incentive fee	10,756,040	7,840,579	4,117,554
Professional fees	1,348,908	1,492,554	1,389,541
Board of Directors fees	278,418	310,250	249,000
Organizational costs	—	—	200,747
Interest expense	1,929,389	636,901	917,043
Administrator expense	1,321,546	796,898	978,387
Line of credit guarantee expense	—	—	83,333
Transaction fees	—	—	206,726
General and administrative expenses	2,604,051	1,500,197	674,360

Total expenses	28,240,678	18,638,069	13,075,025
Base management fee waived	(727,067)	(171,948)	—

Net expenses	27,513,611	18,466,121	13,075,025

Net investment income	43,024,164	31,362,314	20,144,216
Unrealized depreciation on interest rate swap	(773,435)	—	—

Unrealized appreciation (depreciation) on investments:
Control investments	(2,141,107)	(1,792,015)	—
Affiliate investments	3,294,482	286,190	(10,570,012)
Non-control/Non-affiliate investments	(2,207,506)	(9,289,492)	(6,378,755)

Net unrealized depreciation on investments	(1,054,131)	(10,795,317)	(16,948,767)

Realized gain (loss) on investments:
Control investments	—	—	—
Affiliate investments	(6,937,100)	(4,000,000)	—
Non-control/Non-affiliate investments	(11,843,148)	(10,373,200)	62,487

Total realized gain (loss) on investments	(18,780,248)	(14,373,200)	62,487

Net increase in net assets resulting from operations	$22,416,350	$6,193,797	$3,257,936

Net Investment Income per common share — basic and diluted(1)	$0.95	$1.27	$1.29

Earnings per common share — basic and diluted(1)	$0.49	$0.25	$0.21

Weighted average common shares — basic and diluted	45,440,584	24,654,325	15,557,469

(1)	The earnings and net investment income per share calculations for the year ended September 30, 2008 are based on the assumption that if the number of shares issued at the time of the merger on January 2, 2008 (12,480,972 shares of common stock) had been issued at the beginning of the fiscal year on October 1, 2007, the Company’s earnings and net investment income per share would have been $0.21 and $1.29 per share, respectively.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations:
Net investment income	$43,024,164	$31,362,314	$20,144,216
Net unrealized depreciation on investments and interest rate swap	(1,827,566)	(10,795,317)	(16,948,767)
Net realized gain (loss) on investments	(18,780,248)	(14,373,200)	62,487

Net increase in net assets resulting from operations	22,416,350	6,193,797	3,257,936

Stockholder transactions:
Distributions to stockholders from net investment income	(43,737,416)	(29,591,657)	(10,754,721)

Net decrease in net assets from stockholder transactions	(43,737,416)	(29,591,657)	(10,754,721)

Capital share transactions:
Issuance of preferred stock	—	—	15,000,000
Issuance of common stock, net	178,017,945	137,625,075	129,448,456
Issuance of common stock under dividend reinvestment plan	1,919,155	2,455,499	1,882,200
Redemption of preferred stock	—	—	(15,000,000)
Repurchases of common stock	—	(462,482)	—
Issuance of common stock upon conversion of partnership interests	—	—	169,420,000
Redemption of partnership interest for common stock	—	—	(169,420,000)
Fractional shares paid to partners from conversion	—	—	(358)
Capital contributions from partners	—	—	66,497,000
Capital withdrawals by partners	—	—	(2,810,369)

Net increase in net assets from capital share transactions	179,937,100	139,618,092	195,016,929

Total increase in net assets	158,616,034	116,220,232	187,520,144
Net assets at beginning of period	410,556,071	294,335,839	106,815,695

Net assets at end of period	$569,172,105	$410,556,071	$294,335,839

Net asset value per common share	$10.43	$10.84	$13.02

Common shares outstanding at end of period	54,550,290	37,878,987	22,614,289

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Cash flows from operating activities:
Net increase in net assets resulting from operations	$22,416,350	$6,193,797	$3,257,936
Net unrealized depreciation on investments and interest rate swap	1,827,566	10,795,317	16,948,767
Net realized (gains) losses on investments	18,780,248	14,373,200	(62,487)
PIK interest income	(10,004,068)	(7,455,289)	(4,897,398)
Recognition of fee income	(5,971,043)	(3,542,194)	(1,808,039)
Accretion of original issue discount on investments	(893,077)	(842,623)	(954,436)
Amortization of deferred financing costs	798,492	—	—
Other income	—	(35,396)	—
Changes in operating assets and liabilities:
PIK interest income received in cash	1,618,762	428,140	114,412
Fee income received	11,882,094	3,895,559	5,478,011
Increase in interest receivable	(946,766)	(499,185)	(1,613,183)
(Increase) decrease in due from portfolio company	50,898	(73,561)	46,952
Decrease in prepaid management fees	—	—	252,586
Increase in collateral posted to bank and other assets	(1,906,404)	(14,903)	(34,706)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(176,705)	156,170	150,584
Increase in base management fee payable	1,323,642	170,948	1,381,212
Increase in incentive fee payable	914,876	130,250	1,814,013
Increase in due to FSC, Inc.	379,138	129,798	574,102
Increase (decrease) in interest payable	282,640	(38,750)	28,816
Increase in payments received in advance from portfolio companies	1,140,346	56,641	133,737
Purchase of investments	(325,527,419)	(61,950,000)	(202,402,611)
Proceeds from the sale of investments	306,178	144,000	62,487
Principal payments received on investments (scheduled repayments and revolver paydowns)	21,776,331	6,951,902	2,152,992
Principal payments received on investments (payoffs)	22,767,681	11,350,000	—

Net cash used in operating activities	(239,160,240)	(19,676,179)	(179,376,253)

Cash flows from financing activities:
Dividends paid in cash	(41,818,261)	(27,136,158)	(8,872,521)
Repurchases of common stock	—	(462,482)	—
Capital contributions	—	—	66,497,000
Capital withdrawals	—	—	(2,810,369)
Borrowings under SBA debentures payable	73,000,000	—	—
Borrowings under credit facilities	43,000,000	29,500,000	79,250,000
Repayments of borrowings under credit facilities	(43,000,000)	(29,500,000)	(79,250,000)
Proceeds from the issuance of common stock.	179,125,148	138,578,307	131,316,000
Proceeds from the issuance of mandatorily redeemable preferred stock	—	—	15,000,000
Redemption of preferred stock	—	—	(15,000,000)
Deferred financing costs paid	(6,264,457)	—	—
Offering costs paid	(1,322,223)	(1,004,577)	(1,501,179)
Redemption of partnership interests for cash	—	—	(358)

Net cash provided by financing activities	202,720,207	109,975,090	184,628,573

Net increase (decrease) in cash and cash equivalents	(36,440,033)	90,298,911	5,252,320
Cash and cash equivalents, beginning of period	113,205,287	22,906,376	17,654,056

Cash and cash equivalents, end of period	$76,765,254	$113,205,287	$22,906,376

Supplemental Information:
Cash paid for interest	$848,257	$425,651	$888,227
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$1,919,155	$2,455,499	$1,882,200
Reinvested shares of common stock under dividend reinvestment plan. .	$—	$—	$(1,882,200)
Redemption of partnership interests	$—	$—	$(173,699,632)
Issuance of shares of common stock in exchange for partnership interests	$—	$—	$173,699,632

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Lighting By Gregory, LLC(13)(14)	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		$5,419,495	$4,728,589	$1,503,716
First Lien Term Loan B, 14.5% due 2/28/2013		8,575,783	6,906,440	2,196,284
First Lien Bridge Loan, 8% due 10/15/2010		152,312	150,000	—
97.38% membership interest			410,000	—

			12,195,029	3,700,000

Total Control Investments			$12,195,029	$3,700,000

Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		10,961,448	$10,869,262	$10,805,775
First Lien Term Loan B, 16.875%, 3/21/2012		1,853,976	1,828,494	1,896,645
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130,413	38,592
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	—

			13,078,169	12,741,012
MK Network, LLC(13)(14)	Education services
First Lien Term Loan A, 13.5% due 6/1/2012		9,740,358	9,539,188	7,913,140
First Lien Term Loan B, 17.5% due 6/1/2012		4,926,187	4,748,004	3,938,660
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010(10)		—	—	—
11,030 Membership Units(6)			771,575	—

			15,058,767	11,851,800
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		7,141,190	6,813,431	7,113,622
Second Lien Term Loan B, 16.5% due 2/25/2013		14,692,015	14,102,756	14,179,626
1,080,399 shares of Series A Preferred Stock			1,080,398	1,335,999

			21,996,585	22,629,247

Total Affiliate Investments			$50,133,521	$47,222,059

Non-Control/Non-Affiliate Investments(7)
CPAC, Inc.	Household Products

Subordinated Term Loan, 12.5% due 6/1/2012		1,064,910	$1,064,910	$1,064,910

			1,064,910	1,064,910
Vanguard Vinyl, Inc.(9)(13)(14)	Building Products
First Lien Term Loan, 12% due 3/30/2013		7,000,000	6,827,373	5,812,199
First Lien Revolver, LIBOR+7% (10% floor) due 3/30/2013		1,250,000	1,207,895	1,029,268
25,641 Shares of Series A Preferred Stock			253,846	—
25,641 Shares of Common Stock			2,564	—

			8,291,678	6,841,467
Repechage Investments Limited	Restaurants
First Lien Term Loan, 15.5% due 10/16/2011		3,708,971	3,475,906	3,486,342
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750,000	354,114

			4,225,906	3,840,456
Traffic Control & Safety Corporation(9)	Construction and Engineering
Second Lien Term Loan, 15% due 5/28/2015		19,969,524	19,724,493	19,440,090
Subordinated Loan, 15% due 5/28/2015		4,577,800	4,577,800	4,404,746
24,750 shares of Series B Preferred Stock			247,500	—
43,494 shares of Series D Preferred Stock(6)			434,937	—
25,000 shares of Common Stock			2,500	—

			24,987,230	23,844,836

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Nicos Polymers & Grinding Inc.(9)(13)(14)	Environmental & facilities services
First Lien Term Loan A, LIBOR+5% (10% floor), due 7/17/2012		3,154,876	3,040,465	1,782,181
First Lien Term Loan B, 13.5% due 7/17/2012		6,180,185	5,713,125	3,347,672
3.32% Interest in Crownbrook Acquisition I LLC			168,086	—

			8,921,676	5,129,853
TBA Global, LLC(9)	Advertising
Second Lien Term Loan B, 14.5% due 8/3/2012		10,840,081	10,594,939	10,625,867
53,994 Senior Preferred Shares			215,975	215,975
191,977 Shares A Shares			191,977	179,240

			11,002,891	11,021,082
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		1,250,000	1,245,136	1,247,418
First Lien Term Loan B, 15% due 8/8/2012		5,631,547	5,575,477	5,674,493
1,000 Common Units			42,908	118,132

			6,863,521	7,040,043
Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		9,316,518	9,063,155	8,964,766

			9,063,155	8,964,766
Boot Barn(9)	Apparel, accessories & luxury goods and Footwear
Second Lien Term Loan, 14.5% due 10/3/2013		23,545,479	23,288,566	23,477,539
247.06 shares of Series A Preferred Stock			247,060	71,394
1,308 shares of Common Stock			131	—

			23,535,757	23,548,933
Premier Trailer Leasing, Inc.(9)(13)(14)	Trucking
Second Lien Term Loan, 16.5% due 10/23/2012		18,452,952	17,063,645	4,597,412
285 shares of Common Stock			1,140	—

			17,064,785	4,597,412
Pacific Press Technologies, Inc.(9)
Second Lien Term Loan, 14.75% due 7/10/2013	Industrial machinery	10,071,866	9,798,901	9,829,869
33,786 shares of Common Stock			344,513	402,894

			10,143,414	10,232,763
Goldco, LLC
Second Lien Term Loan, 17.5% due 1/31/2013	Restaurants	8,355,688	8,259,479	8,259,479

			8,259,479	8,259,479
Rail Acquisition Corp.(9)	Electronic manufacturing services
First Lien Term Loan, 17% due 9/1/2013		16,315,866	13,536,969	12,854,425
First Lien Revolver, 7.85% due 9/1/2013		5,201,103	5,201,103	5,201,103

			18,738,072	18,055,528
Western Emulsions, Inc.(9)	Construction materials
Second Lien Term Loan, 15% due 6/30/2014		17,864,713	17,475,899	17,039,751

			17,475,899	17,039,751
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			169	61,613
20,000 shares of Preferred Stock			200,000	200,000

			200,169	261,613

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% due 7/17/2013		6,662,970	6,324,339	6,488,990
First Lien Term Loan B, 13% due 7/17/2013		10,178,726	10,068,726	9,962,414
First Lien Revolver, 12% due 7/17/2013		500,000	489,000	508,967

			16,882,065	16,960,371
idX Corporation	Distributors
Second Lien Term Loan, 14.5% due 7/1/2014		13,588,794	13,350,633	13,258,317

			13,350,633	13,258,317
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 17% due 10/27/2014		20,172,004	19,257,215	19,544,864
414,419 Common Units(6)			598,382	1,417,886

			19,855,597	20,962,750
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% due 3/31/2014		4,449,775	4,387,947	4,406,684
First Lien Term Loan B, 16% due 3/31/2014		17,258,033	16,702,405	17,092,868
First Lien Revolver, 10% due 3/31/2014(11)		—	(35,000)	(35,000)
453,755 Preferred units of IZI Holdings, LLC			453,755	676,061

			21,509,107	22,140,613
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 15.5% due 9/10/2014		12,751,463	12,536,099	12,549,159
First Lien Revolver, 12% due 9/10/2014		1,500,000	1,468,667	1,491,373

			14,004,766	14,040,532
Riverlake Equity Partners II, LP	Multi-sector holdings
1.87% limited partnership interest			33,640	33,640

			33,640	33,640
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest			135,825	135,825

			135,825	135,825
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% due 12/17/2014		9,000,000	8,789,498	8,806,763
First Lien Term Loan B, 14% due 12/17/2014		14,225,615	13,892,772	13,897,677
First Lien Term Revolver, 10% due 12/17/2014		4,250,000	4,012,255	4,107,420

			26,694,525	26,811,860
Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (10% floor) due 12/30/2014		9,500,000	9,277,900	9,127,886
First Lien Term Loan B, 15% due 12/30/2014		22,423,729	21,920,479	21,913,276
First Lien Term Revolver, LIBOR+6.5% (9.5% floor) due 12/30/2014		1,500,000	1,432,500	1,442,696

			32,630,879	32,483,858
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (12.5% floor) due 12/31/2014		31,054,688	30,243,946	30,660,049
First Lien Revolver, LIBOR+9.5% (12.5% floor) due 12/31/2014(11)		—	(401,111)	(401,111)

			29,842,835	30,258,938
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (10% floor) due 12/31/2014		26,320,000	25,877,206	26,250,475
First Lien Term Loan B, 14% due 12/31/2014		22,098,966	21,729,057	22,114,113
First Lien Revolver, LIBOR+7% (10% floor) due 12/31/2014(11)		—	(66,667)	(66,667)

			47,539,596	48,297,921

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Flatout, Inc.	Food retail
First Lien Term Loan A, 10% due 12/31/2014		7,300,000	7,120,671	7,144,136
First Lien Term Loan B, 15% due 12/31/2014		12,862,760	12,539,879	12,644,316
First Lien Revolver, 10% due 12/31/2014(11)		—	(38,136)	(38,136)

			19,622,414	19,750,316
Psilos Group Partners IV, LP	Multi-sector holdings
2.53% limited partnership interest(12)			—	—
			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (10% floor) due 4/30/2015		5,000,000	4,909,720	4,915,885
First Lien Term Loan B, LIBOR+9% (13.5% floor) due 4/30/2015		4,025,733	3,952,399	3,946,765
First Lien Revolver, LIBOR+6% (9% floor) due 4/30/2015(11)		—	(36,667)	(36,667)

			8,825,452	8,825,983
NDSSI Holdings, Inc.	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (13.75% floor) due 9/10/2014		30,245,558	29,684,880	29,409,043
First Lien Revolver, LIBOR+7% (10% floor) due 9/10/2014		3,500,000	3,409,615	3,478,724

			33,094,495	32,887,767
Eagle Hospital Physicians, Inc.	Healthcare services
First Lien Term Loan, LIBOR+8.75% (11.75% floor) due 8/11/2015		8,000,000	7,783,892	7,783,892
First Lien Revolver, LIBOR+5.75% (8.75% floor) due 8/11/2015		—	(64,394)	(64,394)

			7,719,498	7,719,498
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (9% floor) due 8/13/2015		15,500,000	15,171,867	15,171,867
First Lien Term Loan B, LIBOR+10% (13% floor) due 8/13/2015		11,014,977	10,782,174	10,782,174
First Lien Revolver, LIBOR+7% (9% floor) due 8/13/2015		376,852	292,196	292,196

			26,246,237	26,246,237
Epic Acquisition, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+8% (11% floor) due 8/13/2015		7,750,000	7,554,728	7,554,728
First Lien Term Loan B, 15.25% due 8/13/2015		13,555,178	13,211,532	13,211,532
First Lien Revolver, LIBOR+6.5% (9.5% floor) due 8/13/2015		300,000	223,634	223,634

			20,989,894	20,989,894
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% due 9/15/2015		9,000,000	8,755,670	8,755,670
First Lien Term Loan B, LIBOR+11% (13.5% floor) due 9/15/2015		11,000,000	10,704,008	10,704,008
First Lien Revolver, LIBOR+8.5% due 9/15/2015		2,000,000	1,892,367	1,892,367

			21,352,045	21,352,045
Total Non-Control/Non-Affiliate Investments			$530,168,045	$512,899,257

Total Portfolio Investments			$592,496,595	$563,821,316

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2010

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Nicos Polymers & Grinding, Inc.	February 10, 2008		+ 2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008		+ 2.0% on Term Loan B	Per waiver agreement
Vanguard Vinyl, Inc.	April 1, 2008	+ 0.5% on Term Loan		Per loan amendment
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan		Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
HealthDrive Corporation	April 30, 2009	+ 2.0% on Term Loan A		Per waiver agreement
Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement
Rail Acquisition Corp.	May 1, 2010	– 4.5% on Term Loan	– 0.5% on Term Loan	Per restructuring agreement
Traffic Control & Safety Corp.	May 28, 2010	– 4.0% on Term Loan	+ 1.0% on Term Loan	Per restructuring agreement
Pacific Press Technologies, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement
Western Emulsions, Inc.	September 30, 2010		+ 3.0% on Term Loan	Per loan agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund limited partnership interest.

(13)	Investment was on cash non-accrual status as of September 30, 2010.

(14)	Investment was on PIK non-accrual status as of September 30, 2010.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2009

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Lighting by Gregory, LLC(15)(16)	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		$4,800,003	$4,728,589	$2,419,627
First Lien Term Loan B, 14.5% due 2/28/2013		7,115,649	6,906,440	3,271,480
97.38% membership interest			410,000	—

			12,045,029	5,691,107

Total Control Investments			$12,045,029	$5,691,107

Affiliate Investments(4)
O’Currance, Inc	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		$10,526,514	$10,370,246	$10,186,501
First Lien Term Loan B, 16.875% due 3/21/2012		2,765,422	2,722,952	2,919,071
1.75% Preferred Membership Interest in O’Currance
Holding Co., LLC			130,413	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	53,831

			13,473,611	13,289,816
CPAC, Inc.(9)(16)	Household Products
Second Lien Term Loan, 17.5% due 4/13/2012		11,398,948	9,506,805	4,448,661
Charge-off of cost basis of impaired loan(12)			(4,000,000)	—
2,297 shares of Common Stock			2,297,000	—

			7,803,805	4,448,661
Elephant & Castle, Inc	Restaurants
Second Lien Term Loan, 15.5% due 4/20/2012		8,030,061	7,553,247	7,311,604
7,500 shares of Series A Preferred Stock			750,000	492,469

			8,303,247	7,804,073
MK Network, LLC	Healthcare technology
First Lien Term Loan A, 13.5% due 6/1/2012		9,500,000	9,220,111	9,033,826
First Lien Term Loan B, 17.5% due 6/1/2012		5,212,692	4,967,578	5,163,544
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010(10)		—	—	—
11,030 Membership Units(6)			771,575	—

			14,959,264	14,197,370
Martini Park, LLC(9)(16)	Restaurants
First Lien Term Loan, 14% due 2/20/2013		4,390,798	3,408,351	2,068,303
5% membership interest			650,000	—

			4,058,351	2,068,303
Caregiver Services, Inc	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		8,570,595	8,092,364	8,225,400
Second Lien Term Loan B, 16.5% due 2/25/2013		14,242,034	13,440,995	13,508,338
1,080,399 shares of Series A Preferred Stock			1,080,398	1,206,599

			22,613,757	22,940,337

Total Affiliate Investments.			$71,212,035	$64,748,560

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation(9)	Building Products
Second Lien Term Loan, 12% due 3/30/2013		$7,000,000	$6,779,947	$6,138,582
25,641 Shares of Series A Preferred Stock			253,846	20,326
25,641 Shares of Common Stock			2,564	—

			7,036,357	6,158,908
Traffic Control & Safety Corporation	Construction and Engineering
Second Lien Term Loan, 15% due 6/29/2014		19,310,587	19,025,031	17,693,780
24,750 shares of Series B Preferred Stock			247,500	158,512
25,000 shares of Common Stock			2,500	—

			19,275,031	17,852,292

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2009

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Nicos Polymers & Grinding Inc.(9)(16)	Environmental & facilities services
First Lien Term Loan A, LIBOR+5% (10% floor), due7/17/2012		3,091,972	3,040,465	2,162,593
First Lien Term Loan B, 13.5% due 7/17/2012		5,980,128	5,716,250	3,959,643
3.32% Interest in Crownbrook Acquisition I LLC			168,086	—

			8,924,801	6,122,236
TBA Global, LLC(9)	Media: Advertising
Second Lien Term Loan A, LIBOR+5% (10% floor), due 8/3/2010		2,583,805	2,576,304	2,565,305
Second Lien Term Loan B, 14.5% due 8/3/2012		10,797,936	10,419,185	10,371,277
53,994 Senior Preferred Shares			215,975	162,621
191,977 Shares A Shares			191,977	—

			13,403,441	13,099,203
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		1,750,000	1,740,069	1,753,262
First Lien Term Loan B, 15% due 8/8/2012		5,490,743	5,404,192	5,321,281
1,000 Common Units			42,908	70,354

			7,187,169	7,144,897
Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		9,307,547	8,922,946	8,979,657

			8,922,946	8,979,657
Boot Barn(9)	Apparel, accessories & luxury goods and Footwear
Second Lien Term Loan, 14.5% due 10/3/2013		22,518,091	22,175,818	22,050,462
24,706 shares of Series A Preferred Stock			247,060	32,259
1,308 shares of Common Stock			131	—

			22,423,009	22,082,721
Premier Trailer Leasing, Inc.(15)(16)	Trucking
Second Lien Term Loan, 16.5% due 10/23/2012		17,855,617	17,063,645	9,860,940
285 shares of Common Stock			1,140	—

			17,064,785	9,860,940
Pacific Press Technologies, Inc	Industrial machinery
Second Lien Term Loan, 14.75% due 1/10/2013		9,813,993	9,621,279	9,606,186
33,463 shares of Common Stock			344,513	160,299

			9,965,792	9,766,485
Rose Tarlow, Inc.(9)	Home Furnishing Retail
First Lien Term Loan, 12% due 1/25/2014		10,191,188	10,016,956	8,827,182
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014(10)		1,550,000	1,538,806	1,509,219
0.00% membership interest in RTMH Acquisition Company(14)			1,275,000	—
0.00% membership interest in RTMH Acquisition Company(14)			25,000	—

			12,855,762	10,336,401
Goldco, LLC	Restaurants
Second Lien Term Loan, 17.5% due 1/31/2013		8,024,147	7,926,647	7,938,639

			7,926,647	7,938,639
Rail Acquisition Corp	Electronic manufacturing services
First Lien Term Loan, 17% due 4/1/2013		15,668,956	15,416,411	15,081,138

			15,416,411	15,081,138
Western Emulsions, Inc	Construction materials
Second Lien Term Loan, 15% due 6/30/2014		11,928,600	11,743,630	12,130,945

			11,743,630	12,130,945

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2009

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Storyteller Theaters Corporation	Movies & entertainment
First Lien Term Loan, 15% due 7/16/2014		7,275,313	7,166,749	7,162,190
First Lien Revolver, LIBOR+3.5% (10% floor), due 7/16/2014		250,000	234,167	223,136
1,692 shares of Common Stock			169	—
20,000 shares of Preferred Stock			200,000	156,256

			7,601,085	7,541,582
HealthDrive Corporation(9)	Healthcare facilities
First Lien Term Loan A, 10% due 7/17/2013		7,800,000	7,574,591	7,731,153
First Lien Term Loan B, 13% due 7/17/2013		10,076,089	9,926,089	9,587,523
First Lien Revolver, 12% due 7/17/2013		500,000	485,000	534,693

			17,985,680	17,853,369
idX Corporation.	Distributors
Second Lien Term Loan, 14.5% due 7/1/2014		13,316,247	13,014,576	13,074,682

			13,014,576	13,074,682
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 17% due 10/27/2013		10,372,069	10,076,277	10,266,770
116,237 Common Units(6)			151,108	515,782

			10,227,385	10,782,552
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% due 3/31/2014		5,600,000	5,504,943	5,547,944
First Lien Term Loan B, 16% due 3/31/2014		17,042,500	16,328,120	16,532,244
First Lien Revolver, 10% due 3/31/2014(11)		—	(45,000)	(45,000)
453,755 Preferred units of IZI Holdings, LLC			453,755	530,016

			22,241,818	22,565,204
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 15.5% due 9/10/2014		11,016,042	10,798,229	10,838,952
First Lien Revolver, 12% due 9/10/2014(11)		—	(39,333)	(39,333)

			10,758,896	10,799,619
Riverlake Equity Partners II, LP(13)	Multi-sector holdings
0.14% limited partnership interest
			—	—
Riverside Fund IV, LP(13)	Multi-sector holdings
0.92% limited partnership interest
			—	—

Total Non-Control/Non-Affiliate Investments			$243,975,221	$229,171,470

Total Portfolio Investments			$327,232,285	$299,611,137

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to Consolidated Financial Statements for summary geographic location.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

September 30, 2009

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Nicos Polymers &	February 10, 2008	—	+ 2.0% on Term Loan A	Per waiver agreement
Grinding, Inc.			& B
TBA Global, LLC	February 15, 2008	—	+ 2.0% on Term Loan A	Per waiver agreement
& B
Best Vinyl Acquisition	April 1, 2008	+ 0.5% on Term Loan	—	Per loan amendment
Corporation
Martini Park, LLC	October 1, 2008	- 6.0% on Term Loan	+ 6.0% on Term Loan	Per waiver agreement
CPAC, Inc.	November 21, 2008	—	+ 1.0% on Term Loan	Per waiver agreement
Rose Tarlow, Inc.	January 1, 2009	+ 0.5% on Term Loan, + 3.0% on Revolver	+ 2.5% on Term Loan	Tier pricing per waiver agreement
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan	—	Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
HealthDrive Corporation	April 30, 2009	+ 2.0% on Term Loan A	—	Per waiver agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.
(11)	Amounts represent unearned income related to undrawn commitments.

(12)	All or a portion of the loan is considered permanently impaired and, accordingly, the charge-off of the cost basis has been recorded as a realized loss for financial reporting purposes.

(13)	Represents unfunded limited partnership interests that were closed prior to September 30, 2009.

(14)	Represents a de minimis membership interest percentage.

(15)	Investment was on cash non-accrual status as of September 30, 2009.

(16)	Investment was on PIK non-accrual status as of September 30, 2009.

See notes to Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The merger involved the exchange of shares between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control, the Company’s results of operations and cash flows for the year ended September 30, 2008 are presented as if the merger had occurred as of October 1, 2007. Accordingly, no adjustments were made to the carrying value of assets and liabilities (or the cost basis of investments) as a result of the merger. Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. Since January 2, 2008, references to the Company, FSC, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated for income tax purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

The Company’s shares are currently listed on the New York Stock Exchange under the symbol “FSC.” The following table reflects common stock offerings that have occurred since inception:

Date	Transaction	Shares	Offering price	Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12	$141.2 million
July 21, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,487,500	$9.25	$87.8 million
September 25, 2009.	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,520,000	$10.50	$58.0 million
January 27, 2010	Follow-on public offering	7,000,000	$11.20	$78.4 million
February 25, 2010	Underwriters’ exercise of over-allotment option	300,500	$11.20	$3.4 million
June 21, 2010	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,200,000	$11.50	$105.8 million

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows the Company’s SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that the Company’s SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of September 30, 2010, the Company’s SBIC subsidiary had $75 million in regulatory capital. The SBA has issued a capital commitment to the Company’s SBIC subsidiary in the amount of $150 million, and $73 million of SBA debentures were outstanding as of September 30, 2010.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiary may also be limited in its ability to make distributions to the Company if it does not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiary will receive SBA-guaranteed debenture funding and is dependent upon the SBIC subsidiary continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiary’s assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiary upon an event of default.

The Company has applied for exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the 200% asset coverage test under the 1940 Act. If the Company receives an exemption for this SBA debt, the Company would have increased flexibility under the 200% asset coverage test.

Note 2.	Significant Accounting Policies

FASB Accounting Standards Codification

The issuance of FASB Accounting Standards CodificationTM (the “Codification”) on July 1, 2009 (effective for interim or annual reporting periods ending after September 15, 2009), changes the way that U.S. generally accepted accounting principles (“GAAP”) are referenced. Beginning on that date, the Codification officially became the single source of authoritative nongovernmental GAAP; however, SEC registrants must also consider rules, regulations and interpretive guidance issued by the SEC or its staff. The switch affects the way companies refer to GAAP in financial statements and in their accounting policies. References to standards will consist solely of the number used in the Codification’s structural organization.

Consistent with the effective date of the Codification, financial statements for periods ending after September 15, 2009, refer to the Codification structure, not pre-Codification historical GAAP.

Basis of Presentation and Liquidity:

The Consolidated Financial Statements of the Company have been prepared in accordance with GAAP and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

Although the Company expects to fund the growth of its investment portfolio through the net proceeds from the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders between 90% and 100% of its taxable income each year in order to satisfy the requirements applicable to Regulated Investment Companies (“RICs”) under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of its portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than their recorded value.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimate inherent in the preparation of the Company’s Consolidated Financial Statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation.

The Consolidated Financial Statements include portfolio investments at fair value of $563.8 million and $299.6 million at September 30, 2010 and September 30, 2009, respectively. The portfolio investments represent 99.1% and 73.0% of net assets at September 30, 2010 and September 30, 2009, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fair Value Measurements:

ASC 820 Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets recorded at fair value in the Company’s Consolidated Statements of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•

Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using market, income, and bond yield approaches as appropriate. In general, the Company utilizes a bond yield method for the majority of its investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the enterprise value approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within the Investment Adviser responsible for the portfolio investment;

•	Preliminary valuations are then reviewed and discussed with the principals of the Investment Adviser;

•	Separately, independent valuation firms engaged by the Board of Directors prepare preliminary valuations on a selected basis and submit the reports to the Company;

•	The deal team compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	The deal team prepares a valuation report for the Valuation Committee of the Board of Directors;

•	The Valuation Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of the Board of Directors reviews the preliminary valuations, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of the Board of Directors makes a recommendation to the Board of Directors; and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of all of the Company’s investments at September 30, 2010 and September 30, 2009 was determined by the Board of Directors. The Board of Directors is solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

Realized gain or loss on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Investment Income:

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into interest income over the life of the loan.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain a payment-in-kind or “PIK” interest provision. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination and exit fees. The Company capitalizes upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income, based on the straight line method or effective interest method as applicable, over the life of the investment.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. Exit fees are fees which are earned and payable upon the exit of a debt security and, similar to a prepayment penalty, are not accrued or otherwise included in net investment income until received. The receipt of such fees as well the timing of the Company’s receipt of such fees is contingent upon a successful exit event for each of the investments.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Included in cash and cash equivalents is $0.9 million that is held at Wells Fargo Bank, National Association (“Wells Fargo”) in connection with the Company’s three-year credit facility. The Company is restricted in terms of access to this cash until such time as the Company submits its required monthly reporting schedules and Wells Fargo verifies the Company’s compliance per the terms of the credit agreement.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing of credit facilities and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities. This amortization expense is included in interest expense in the Company’s Consolidated Statement of Operations.

Collateral posted to bank:

Collateral posted to bank consists of cash posted as collateral with respect to the Company’s interest rate swap. The Company is restricted in terms of access to this collateral until such swap is terminated or the swap agreement expires. Cash collateral posted is held in an account at Wells Fargo.

Interest Rate Swap:

The Company does not utilize hedge accounting and marks its interest rate swap to fair value on a quarterly basis through operations.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting, and printing fees. $1.1 million of offering costs have been charged to capital during the year ended September 30, 2010.

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company anticipates distributing between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2010). The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar years 2008 and 2009. In addition, the Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, is reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008 or 2009 or expected to be taken in the Company’s 2010 tax return. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements. The new disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level 3 disclosures, which are effective for fiscal years beginning after December 15, 2010 and interim periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The adoption of this disclosure-only guidance is included in Note 3 — Portfolio Investments and did not have an impact on the Company’s consolidated financial results.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820) — Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which provides guidance on estimating the fair value of an alternative investment, amending ASC 820-10. The amendment is effective for interim and annual periods ending after December 15, 2009. The adoption of this guidance did not have a material impact on either the Company’s consolidated financial position or results of operations.

In June 2009, the FASB issued SFAS No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“SFAS 166”) (to be included in ASC 860 “Transfers and Servicing”). SFAS 166 will require more information about transfers of financial assets, eliminates the qualifying special purpose entity (QSPE) concept, changes the requirements for derecognizing financial assets and requires additional disclosures. SFAS 166 is effective for the first annual reporting period that begins after November 15, 2009. The Company does not anticipate that SFAS 166 will have a material impact on the Company’s consolidated financial statements. This statement has not yet been codified.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) which provides guidance with respect to consolidation of variable interest entities. This statement retains the scope of Interpretation 46(R) with the addition of entities previously considered qualifying special-purpose entities, as the concept of these entities was eliminated in SFAS No. 166, Accounting for Transfers of Financial Assets. This statement replaces the quantitative-based risks and rewards calculation for determining the primary beneficiary of a variable interest entity. The approach focuses on identifying which enterprise has the power to direct activities that most significantly impact the entity’s economic performance and the obligation to absorb the losses or receive the benefits from the entity. It is possible that application of this revised guidance will change an enterprise’s assessment of involvement with variable interest entities. This statement, which has been codified within ASC 810, Consolidations, was effective for the Company as of September 1, 2010. The initial adoption did not have an effect on the Company’s Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3.	Portfolio Investments

At September 30, 2010, 99.1% of net assets or $563.8 million was invested in 38 long-term portfolio investments and 13.5% of net assets or $76.8 million was invested in cash and cash equivalents. In comparison, at September 30, 2009, 73.0% of net assets or $299.6 million was invested in 28 long-term portfolio investments and 27.6% of net assets or $113.2 million was invested in cash and cash equivalents. As of September 30, 2010, primarily all of the Company’s debt investments were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock or limited liability company interests designed to provide the Company with an opportunity for an enhanced rate of return. These instruments generally do not produce a current return, but are held for potential investment appreciation and capital gain.

At September 30, 2010 and September 30, 2009, $375.6 million and $281.0 million, respectively, of the Company’s portfolio debt investments at fair value were at fixed rates, which represented 67.2% and 95.0%, respectively, of the Company’s total portfolio of debt investments at fair value. During the years ended September 30, 2010, 2009 and 2008, the Company recorded realized losses of $18.8 million, $14.4 million and 0, respectively. During the years ended September 30, 2010, 2009 and 2008, the Company recorded unrealized depreciation of $1.8 million, $10.8 million and 16.9 million, respectively.

The composition of the Company’s investments as of September 30, 2010 and September 30, 2009 at cost and fair value was as follows:

	September 30, 2010		September 30, 2009
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$585,529,301	$558,579,951	$317,069,667	$295,921,400
Investments in equity securities	6,967,294	5,241,365	10,162,618	3,689,737

Total	$592,496,595	$563,821,316	$327,232,285	$299,611,137

The following table presents the financial instruments carried at fair value as of September 30, 2010 on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Cash equivalents	$—	$—	$—	$—
Investments in debt securities (first lien)	—	—	416,323,957	416,323,957
Investments in debt securities (second lien)	—	—	137,851,248	137,851,248
Investments in debt securities (subordinated)	—	—	4,404,746	4,404,746
Investments in equity securities (preferred)	—	—	2,892,135	2,892,135
Investments in equity securities (common)	—	—	2,349,230	2,349,230

Total investments at fair value	$—	$—	$563,821,316	$563,821,316
Interest rate swap	—	773,435	—	773,435

Total liabilities at fair value	$—	$773,435	$—	$773,435

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the financial instruments carried at fair value on September 30, 2009 on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Cash equivalents	$—	$—	$—	$—
Investments in debt securities (first lien)	—	—	142,016,942	142,016,942
Investments in debt securities (second lien)	—	—	153,904,458	153,904,458
Investments in debt securities (subordinated)	—	—	—	—
Investments in equity securities (preferred)	—	—	2,889,471	2,889,471
Investments in equity securities (common)	—	—	800,266	800,266

Total investments at fair value	$—	$—	$299,611,137	$299,611,137
Interest rate swap	—	—	—	—

Total liabilities at fair value	$—	$—	$—	$—

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2009 to September 30, 2010, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2009	$142,016,942	$153,904,458	$—	$2,889,471	$800,266	$299,611,137
Purchases and other increases	319,865,964	1,138,340	5,609,744	—	1,201,676	327,815,724
Redemptions, repayments and other decreases	(32,138,885)	(12,966,681)	(1,031,944)	—	(150,000)	(46,287,510)
Net realized losses	(11,405,820)	(611,084)	—	—	(4,247,000)	(16,263,904)
Net unrealized appreciation (depreciation)	(2,014,244)	(3,613,785)	(173,054)	2,664	4,744,288	(1,054,131)
Transfers into (out of) level 3	—	—	—	—	—	—

Fair value at September 30, 2010	$416,323,957	$137,851,248	$4,404,746	$2,892,135	$2,349,230	$563,821,316

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2010 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the year ended September 30, 2010	$(14,247,442)	$(4,586,955)	$(173,054)	$2,664	$497,288	$(18,507,499)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2008 to September 30, 2009, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2008.	$108,247,033	$160,907,915	$—	$2,430,852	$2,173,354	$273,759,154
Purchases and other increases	54,218,598	14,156,161	—	—	1,091,644	69,466,403
Redemptions, repayments and other decreases	(9,727,499)	(8,718,404)	—	—	—	(18,445,903)
Net realized losses	—	(14,123,200)	—	(250,000)	—	(14,373,200)
Net unrealized appreciation (depreciation)	(10,721,190)	1,681,986	—	708,619	(2,464,732)	(10,795,317)
Transfers into (out of) level 3	—	—	—	—	—	—

Fair value at September 30, 2009	$142,016,942	$153,904,458	$—	$2,889,471	$800,266	$299,611,137

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2009 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the year ended September 30, 2009	$(3,365,938)	$(19,845,148)	$—	$458,619	$(2,464,732)	$(25,217,199)

Concurrent with its adoption of ASC 820, effective October 1, 2008, the Company augmented the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). Prior to October 1, 2008, the Company estimated the fair value of its Level 3 debt investments by first estimating the enterprise value of the portfolio company which issued the debt investment. To estimate the enterprise value of a portfolio company, the Company analyzed various factors, including the portfolio companies historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value.

In estimating a multiple to use for valuation purposes, the Company looked to private merger and acquisition statistics, discounted public trading multiples or industry practices. In some cases, the best valuation methodology may have been a discounted cash flow analysis based on future projections. If a portfolio company was distressed, a liquidation analysis may have provided the best indication of enterprise value.

If there was adequate enterprise value to support the repayment of the Company’s debt, the fair value of the Level 3 loan or debt security normally corresponded to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount.

Beginning on October 1, 2008, the Company also introduced a bond yield model to value these investments based on the present value of expected cash flows. The significant inputs into the model are market interest rates

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position.

The table below summarizes the changes in the Company’s investment portfolio from September 30, 2009 to September 30, 2010.

	Debt	Equity	Total
Fair value at September 30, 2009	$295,921,400	$3,689,737	$299,611,137
New investments	324,475,743	1,051,676	325,527,419
Redemptions/repayments	(46,439,537)	—	(46,439,537)
Net accrual of PIK interest income	8,385,306	—	8,385,306
Accretion of original issue discount	893,077	—	893,077
Net change in unearned income	(5,911,051)	—	(5,911,051)
Net unrealized appreciation (depreciation)	(5,801,083)	4,746,952	(1,054,131)
Net changes from unrealized to realized	(12,943,904)	(4,247,000)	(17,190,904)

Fair value at September 30, 2010	$558,579,951	$5,241,365	$563,821,316

The Company’s off-balance sheet arrangements consisted of $49.5 million and $9.8 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of September 30, 2010 and September 30, 2009, respectively. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on the Company’s Consolidated Statement of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of September 30, 2010 and September 30, 2009 is shown in the table below:

	September 30, 2010	September 30, 2009
Storyteller Theaters Corporation	$—	$1,750,000
HealthDrive Corporation	1,500,000	1,500,000
IZI Medical Products, Inc.	2,500,000	2,500,000
Trans-Trade, Inc.	500,000	2,000,000
Riverlake Equity Partners II, LP (limited partnership interest)	966,360	1,000,000
Riverside Fund IV, LP (limited partnership interest)	864,175	1,000,000
ADAPCO, Inc.	5,750,000	—
AmBath/ReBath Holdings, Inc.	1,500,000	—
JTC Education, Inc.	9,062,453	—
Tegra Medical, LLC	4,000,000	—
Vanguard Vinyl, Inc.	1,250,000	—
Flatout, Inc.	1,500,000	—
Psilos Group Partners IV, LP (limited partnership interest)	1,000,000	—
Mansell Group, Inc.	2,000,000	—
NDSSI Holdings, Inc.	1,500,000	—
Eagle Hospital Physicians, Inc.	2,500,000	—
Enhanced Recovery Company, LLC	3,623,148	—
Epic Acquisition, Inc.	2,700,000	—
Specialty Bakers, LLC	2,000,000	—
Rail Acquisition Corp.	4,798,897	—

Total	$49,515,033	$9,750,000

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	September 30, 2010		September 30, 2009
Cost:
First lien debt	$430,200,694	72.61%	$153,207,248	46.82%
Second lien debt	150,600,807	25.42%	163,862,419	50.08%
Subordinated debt	4,727,800	0.80%	—	0.00%
Purchased equity	2,330,305	0.39%	4,170,368	1.27%
Equity grants	4,467,524	0.75%	5,992,250	1.83%
Limited partnership interests	169,465	0.03%	—	0.00%

Total	$592,496,595	100.00%	$327,232,285	100.00%

Fair Value:
First lien debt	$416,323,957	73.84%	$142,016,942	47.40%
Second lien debt	137,851,248	24.45%	153,904,458	51.37%
Subordinated debt	4,404,746	0.78%	—	0.00%
Purchased equity	625,371	0.11%	517,181	0.17%
Equity grants	4,446,529	0.79%	3,172,556	1.06%
Limited partnership interests	169,465	0.03%	—	0.00%

Total	$563,821,316	100.00%	$299,611,137	100.00%

The Company invests in portfolio companies located in the United States. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	September 30, 2010		September 30, 2009
Cost:
Northeast	$175,370,861	29.60%	$103,509,164	31.63%
West	133,879,457	22.60%	98,694,596	30.16%
Southeast	108,804,931	18.36%	39,463,350	12.06%
Midwest	53,336,882	9.00%	22,980,368	7.02%
Southwest	121,104,464	20.44%	62,584,807	19.13%

Total	$592,496,595	100.00%	$327,232,285	100.00%

Fair Value:
Northeast	$161,264,153	28.60%	$87,895,220	29.34%
West	131,881,487	23.39%	93,601,893	31.24%
Southeast	109,457,070	19.41%	39,858,633	13.30%
Midwest	53,750,018	9.53%	22,841,167	7.62%
Southwest	107,468,588	19.07%	55,414,224	18.50%

Total	$563,821,316	100.00%	$299,611,137	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The composition of the Company’s portfolio by industry at cost and fair value as of September 30, 2010 and September 30, 2009 were as follows:

	September 30, 2010		September 30, 2009
Cost:
Healthcare services	$87,443,639	14.76%	$50,826,822	15.53%
Healthcare equipment	47,539,596	8.02%	—	0.00%
Education services	44,901,602	7.58%	—	0.00%
Electronic equipment & instruments	33,094,495	5.59%	—	0.00%
Home improvement retail	32,630,879	5.51%	—	0.00%
Food distributors	30,415,200	5.13%	8,922,946	2.73%
Fertilizers & agricultural chemicals	26,694,525	4.51%	—	0.00%
Diversified support services	26,246,237	4.43%	—	0.00%
Construction and engineering	24,987,230	4.22%	19,275,031	5.89%
Apparel, accessories & luxury goods and Footwear	23,535,757	3.97%	22,423,009	6.85%
Healthcare technology	21,509,107	3.63%	37,201,082	11.37%
Media — Advertising	19,828,343	3.35%	13,403,441	4.10%
Food retail	19,622,414	3.31%	—	0.00%
Electronic manufacturing services	18,738,072	3.16%	15,416,411	4.71%
Construction materials	17,475,899	2.95%	11,743,630	3.59%
Trucking	17,064,785	2.88%	17,064,785	5.21%
Air freight and logistics	14,004,766	2.36%	10,758,896	3.29%
Distributors	13,350,633	2.25%	13,014,576	3.98%
Data processing and outsourced services	13,078,169	2.21%	13,473,611	4.12%
Restaurants	12,485,385	2.11%	20,288,245	6.20%
Housewares and specialties	12,195,029	2.06%	12,045,029	3.68%
Industrial machinery	10,143,414	1.71%	9,965,792	3.05%
Environmental and facility services	8,921,676	1.51%	8,924,801	2.73%
Building products	8,291,678	1.40%	7,036,357	2.14%
Leisure facilities	6,863,521	1.16%	7,187,169	2.20%
Household products	1,064,910	0.18%	7,803,805	2.38%
Movies & entertainment	200,169	0.03%	7,601,085	2.32%
Multi-sector holdings	169,465	0.02%	—	0.00%
Home furnishing retail	—	0.00%	12,855,762	3.93%

Total	$592,496,595	100.00%	$327,232,285	100.00%

Fair Value:
Healthcare services	$89,261,760	15.83%	$51,576,258	17.21%
Healthcare equipment	48,297,921	8.57%	—	0.00%
Education services	42,110,738	7.47%	—	0.00%
Electronic equipment & instruments	32,887,767	5.83%	—	0.00%
Home improvement retail	32,483,858	5.76%	—	0.00%
Food distributors	30,316,811	5.38%	8,979,657	3.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	September 30, 2010		September 30, 2009
Fertilizers & agricultural chemicals	26,811,860	4.76%	—	0.00%
Diversified support services	26,246,237	4.66%	—	0.00%
Construction and engineering	23,844,836	4.23%	17,852,292	5.96%
Apparel, accessories & luxury goods and Footwear	23,548,933	4.18%	22,082,721	7.37%
Healthcare technology	22,140,613	3.93%	36,762,574	12.27%
Media — Advertising	19,847,065	3.52%	13,099,203	4.37%
Food retail	19,750,316	3.50%	—	0.00%
Electronic manufacturing services	18,055,528	3.20%	15,081,138	5.03%
Construction materials	17,039,751	3.02%	12,130,945	4.05%
Air freight and logistics	14,040,532	2.49%	10,799,619	3.60%
Distributors	13,258,317	2.35%	13,074,682	4.36%
Data processing and outsourced services	12,741,012	2.26%	13,289,816	4.44%
Restaurants	12,099,935	2.15%	17,811,015	5.94%
Industrial machinery	10,232,763	1.81%	9,766,485	3.26%
Leisure facilities	7,040,043	1.25%	7,144,897	2.38%
Building products	6,841,467	1.21%	6,158,908	2.06%
Environmental and facility services	5,129,853	0.91%	6,122,236	2.04%
Trucking	4,597,412	0.82%	9,860,940	3.29%
Housewares and specialties	3,700,000	0.66%	5,691,107	1.90%
Household products	1,064,910	0.19%	4,448,661	1.50%
Movies & entertainment	261,613	0.05%	7,541,582	2.52%
Multi-sector holdings	169,465	0.01%	—	0.00%
Home furnishing retail	—	0.00%	10,336,401	3.45%

Total	$563,821,316	100.00%	$299,611,137	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At September 30, 2010 and September 30, 2009, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investments. For the years ended September 30, 2010 and September 30, 2009, no individual investment produced income that exceeded 10% of investment income.

Note 4.	Fee Income

The Company receives a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost of the respective investments. Other fees, such as servicing and collateral management fees, are classified as fee income and recognized as they are earned on a monthly basis.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Accumulated unearned fee income activity for the years ended September 30, 2010 and 2009 was as follows:

	Year Ended September 30, 2010	Year Ended September 30, 2009
Beginning accumulated unearned fee income balance	$5,589,630	$5,236,265
Net fees received	11,806,209	3,895,559
Unearned fee income recognized	(5,494,968)	(3,542,194)

Ending unearned fee income balance	$11,900,871	$5,589,630

As of September 30, 2010, the Company had structured $7.1 million in aggregate exit fees across 10 portfolio investments upon the future exit of those investments. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. Exit fees are fees which are earned and payable upon the exit of a debt security and, similar to a prepayment penalty, are not accrued or otherwise included in net investment income until received. The receipt of such fees as well the timing of the Company’s receipt of such fees is contingent upon a successful exit event for each of the investments.

Note 5.	Share Data

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled $129.5 million after deducting investment banking commissions of $9.9 million and offering costs of $1.8 million.

On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share. The net proceeds totaled $82.7 million after deducting investment banking commissions of $4.4 million and offering costs of $0.7 million.

On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share. The net proceeds totaled $54.9 million after deducting investment banking commissions of $2.8 million and offering costs of $0.3 million.

On January 27, 2010, the Company completed a follow-on public offering of 7,000,000 shares of its common stock at the offering price of $11.20 per share, with 300,500 additional shares being sold as part of the underwriters’ partial exercise of their over-allotment option on February 25, 2010. The net proceeds totaled $77.5 million after deducting investment banking commissions of $3.7 million and offering costs of $0.5 million.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

On June 21, 2010, the Company completed a follow-on public offering of 9,200,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $11.50 per share. The net proceeds totaled $100.5 million after deducting investment banking commissions of $4.8 million and offering costs of $0.5 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

No dilutive instruments were outstanding and therefore none were reflected in the Company’s Consolidated Statement of Assets and Liabilities at September 30, 2010. The following table sets forth the weighted average common shares outstanding for computing basic and diluted earnings per common share for the years ended September 30, 2010 and September 30, 2009:

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Weighted average common shares outstanding, basic and diluted	45,440,584	24,654,325	15,557,469

The following table reflects the dividend distributions per share that the Board of Directors of the Company has declared and the Company has paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from inception to September 30, 2010:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
5/1/2008	5/19/2008	6/3/2008	$0.30	$1.9 million	133,317		$1.9 million
8/6/2008	9/10/2008	9/26/2008	0.31	5.1 million	196,786	(1)	1.9 million
12/9/2008	12/19/2008	12/29/2008	0.32	6.4 million	105,326		0.8 million
12/9/2008	12/30/2008	1/29/2009	0.33	6.6 million	139,995		0.8 million
12/18/2008	12/30/2008	1/29/2009	0.05	1.0 million	21,211		0.1 million
4/14/2009	5/26/2009	6/25/2009	0.25	5.6 million	11,776		0.1 million
8/3/2009	9/8/2009	9/25/2009	0.25	7.5 million	56,890		0.6 million
11/12/2009	12/10/2009	12/29/2009	0.27	9.7 million	44,420		0.5 million
1/12/2010	3/3/2010	3/30/2010	0.30	12.9 million	58,689		0.7 million
5/3/2010	5/20/2010	6/30/2010	0.32	14.0 million	42,269		0.5 million
8/2/2010	9/1/2010	9/29/2010	0.10	5.2 million	25,425		0.3 million

(1)	Shares were purchased on the open market and distributed.

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program were made through the open market at times and in such amounts as Company management deemed appropriate. The stock repurchase program expired December 2009. In October 2008, the Company repurchased 78,000 shares of common stock on the open market as part of its share repurchase program.

In October 2010, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $20 million of the Company’s outstanding common stock. Stock repurchases under this program are to be made through the open market at times and in such amounts as the Company’s management deems appropriate, provided it is below the most recently published net asset value per share. The stock repurchase program expires December 31, 2011 and may be limited or terminated by the Board of Directors at any time without prior notice.

Note 6.	Lines of Credit

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Agreement”), with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo, as successor to Wachovia Bank, National Association (“Wachovia”), Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On May 26, 2010, the Company amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, the Company received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto.

In connection with the Wells Fargo facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company will sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Agreement and other documents entered into in connection with the Wells Fargo facility.

The Agreement and related agreements governing the Wells Fargo facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the Wells Fargo facility.

The Wells Fargo facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company intends to use the net proceeds of the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. The Company cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. The Company had no borrowings outstanding under the Wells Fargo facility as of September 30, 2010.

On May 27, 2010, the Company entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows for the Company to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and has a maturity date of May 27, 2013. The ING facility also allows the Company to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility is $90 million, and the ING facility includes an accordion feature that allows for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of the Company’s assets, as well as the assets of two of the Company’s wholly-owned subsidiaries, FSFC Holdings, Inc. and FSF/MP Holdings, Inc., subject to certain exclusions for, among other things, equity interests in the Company’s SBIC subsidiary and equity interests in Funding as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., FSF/MP Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. Neither the Company’s SBIC subsidiary nor Funding is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and FSF/MP Holdings, Inc. guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interests in FSFC Holdings, Inc. and FSF/MP Holdings, Inc. to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., FSF/MP Holdings, Inc. and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the ING facility.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

Through September 30, 2010, there had been no borrowings or repayments on the ING facility.

As of September 30, 2010, except for assets that were funded through the Company’s SBIC subsidiary, substantially all of the Company’s assets were pledged as collateral under the Wells Fargo facility or the ING facility.

Interest expense for the years ended September 30, 2010, 2009 and 2008 was $1.9 million, $0.6 million, and $0.9 million, respectively.

Note 7.	Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Accumulated PIK interest activity for the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended September 30, 2010	Year Ended September 30, 2009
PIK balance at beginning of period	$12,059,478	$5,367,032
Gross PIK interest accrued	11,907,073	8,853,636
PIK income reserves	(1,903,005)	(1,398,347)
PIK interest received in cash	(1,618,762)	(428,140)
Loan exits	(1,143,830)	(334,703)

PIK balance at end of period	$19,300,954	$12,059,478

Five investments did not pay all of their scheduled monthly cash interest payments for the period ended September 30, 2010. As of September 30, 2010, the Company had also stopped accruing PIK interest and original issue discount (“OID”) on these five investments. At September 30, 2009, the Company had stopped accruing PIK interest and OID on five investments, including two investments that had not paid all of their scheduled monthly cash interest payments. At September 30, 2008, no investments were on non-accrual status.

The non-accrual status of the Company’s portfolio investments as of September 30, 2010, September 30, 2009, and September 30, 2008 was as follows:

	September 30, 2010	September 30, 2009	September 30, 2008
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	—
CPAC, Inc.	—	PIK non-accrual	—
MK Network, LLC	Cash non-accrual	—	—
Martini Park, LLC	—	PIK non-accrual	—
Vanguard Vinyl, Inc.	Cash non-accrual	—	—
Nicos Polymers & Grinding, Inc.	Cash non-accrual	PIK non-accrual	—
Premier Trailer Leasing, Inc.	Cash non-accrual	Cash non-accrual	—

Non-accrual interest amounts related to the above investments for the years ended September 30, 2010, September 30, 2009 and September 30, 2008 were as follows:

	Year ended September 30, 2010	Year ended September 30, 2009	Year ended September 30, 2008
Cash interest income	$5,804,101	$2,938,190	$—
PIK interest income	1,903,005	1,398,347	—
OID income	328,792	402,522	—

Total	$8,035,898	$4,739,059	$—

Note 8.	Taxable Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At September 30, 2010, the Company has a net loss carryforward of $1.5 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will expire in the Company’s tax year ending September 30, 2017. During the year ended September 30, 2010, the Company realized capital losses from the sale of investments after October 31 and prior to year end (“post-October capital losses”) of $12.9 million, which for tax purposes are treated as arising on the first day of the following year.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended September 30, 2010.

Net increase in net assets resulting from operations	$22,416,000
Net change in unrealized depreciation	1,828,000
Book/tax difference due to deferred loan origination fees, net	6,311,000
Book/tax difference due to organizational and offering costs	(87,000)
Book/tax difference due to interest income on certain loans.	2,748,000
Book/tax difference due to capital losses not recognized	14,922,000
Other book-tax differences	(363,000)

Taxable Distributable Income(1)	$47,775,000

(1)	The Company’s taxable income for 2010 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2010. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2010, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net (RIC status)	$4,037,000
Realized capital losses	(1,539,000)
Unrealized losses, net	(34,606,000)
Accumulated partnership taxable income not subject to distribution	6,236,000
Other book-tax differences	(26,800,000)

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of $1.4 million. However, this amount has been fully offset by a valuation allowance of $1.4 million, since it is more likely than not that these deferred tax assets will not be realized.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reimbursement plan for its stockholders.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

To date, the Company’s Board of Directors declared the following distributions:

Dividend Type	Date Declared	Record Date	Payment Date	Amount
Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	$0.25
Quarterly	8/3/2009	9/8/2009	9/25/2009	$0.25
Quarterly	11/12/2009	12/30/2008	1/29/2009	$0.27
Quarterly	1/12/2010	12/30/2008	1/29/2009	$0.30
Quarterly	5/3/2010	5/26/2009	6/25/2009	$0.32
Quarterly	8/2/2010	9/1/2010	9/29/2010	$0.10
Monthly	8/2/2010	10/6/2010	10/27/2010	$0.10
Monthly	8/2/2010	11/3/2010	11/24/2010	$0.11
Monthly	8/2/2010	12/1/2010	12/29/2010	$0.11

For income tax purposes, the Company estimates that these distributions will be composed entirely of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2010. The Company anticipates declaring further distributions to its stockholders to meet the RIC distribution requirements.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. Because the Company did not satisfy these distribution requirements for calendar years 2008 and 2009, the Company incurred a de minimis federal excise tax for those calendar years.

Note 9.	Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

During the year ended September 30, 2010, the Company recorded the following investment realization events:

•

In October 2009, the Company received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of its loan agreement with American Hardwoods Industries, LLC. The Company recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•	In March 2010, the Company recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of its interest in CPAC, Inc.;

•

In August 2010, the Company received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•

In September 2010, the Company restructured its investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $2.6 million in accordance with ASC 470-50;

•

In September 2010, the Company sold its investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. The Company recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, the Company exited its investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. The Company recorded a realized loss on this investment in the amount of $9.3 million.

During the year ended September 30, 2009 the Company exited its investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on one of its portfolio company investments in connection with the determination that the investment was permanently impaired based on, among other things, analysis of changes in the portfolio company’s business operations and prospects. During the year ended September 30, 2008 the Company sold its equity investment in Filet of Chicken and realized a gain of $62,000.

During the years ended September 30, 2010, 2009 and 2008, the Company recorded net unrealized depreciation of $1.8 million, $10.8 million, and $16.9 million, respectively. For the year ended September 30, 2010, the Company’s net unrealized depreciation consisted of $18.7 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.2 million of reclassifications to realized losses and $0.5 million of net unrealized appreciation on equity investments.

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately prorated.

In addition to the proration described above, for the quarter ended September 30, 2009, the Investment Advisor waived $172,000 of the base management fee on a portion of the proceeds raised in connection with the equity offerings the Company completed in 2009 and which were held in cash or cash equivalents at September 30, 2009.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Also, On January 6, 2010, the Company announced that the Investment Adviser had voluntarily agreed to take the following actions:

•

To waive the portion of its base management fee for the quarter ended December 31, 2009 attributable to four new portfolio investments, as well as cash and cash equivalents. The amount of the management fee waived was $727,000; and

•	To permanently waive that portion of its base management fee attributable to the Company’s assets held in the form of cash and cash equivalents as of the end of each quarter beginning March 31, 2010.

For purposes of the waiver, cash and cash equivalents is as defined in the notes to the Company’s Consolidated Financial Statements.

For the years ended September 30, 2010, 2009 and 2008, base management fees were $9.3 million, $5.9 million, $4.3 million, respectively. At September 30, 2010, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $2.9 million reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•

20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and will equal 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For the years ended September 30, 2010, 2009 and 2008, incentive fees were $10.8 million, $7.8 million and $4.1 million, respectively. At September 30, 2010, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $2.9 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

Transaction fees

Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Investment Adviser received 20% of transaction origination fees. For the year ended September 30, 2008, payments for the transaction fees paid to the Investment Adviser amounted to approximately $0.2 million and were expensed as incurred.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for the Company by its chief compliance officer, Bernard D. Berman. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

time in the future. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the year ended September 30, 2010, the Company accrued administrative expenses of $2.4 million, including $1.1 million of general and administrative expenses, that are due to FSC, Inc. At September 30, 2010, $1.1 million was included in Due to FSC, Inc. in the Consolidated Statement of Assets and Liabilities.

Note 12.	Financial Highlights

	Year Ended September 30, 2010(1)	Year Ended September 30, 2009(1)	Year Ended September 30, 2008(1)(2)
Per Share Data(3):
Net asset value at beginning of period.	$10.84	$13.02	$8.56
Net investment income.	0.95	1.27	0.89
Net unrealized depreciation on investments and interest rate swap	(0.04)	(0.44)	(0.75)
Net realized loss on investments	(0.42)	(0.58)	—
Dividends paid	(0.96)	(1.20)	(0.61)
Issuance of common stock	0.06	(1.21)	2.11
Repurchases of common stock	—	(0.02)	—
Capital contributions from partners	—	—	2.94
Capital withdrawals by partners	—	—	(0.12)

Net asset value at end of period	$10.43	$10.84	$13.02

Per share market value at beginning of period	$10.93	$10.05	$12.12
Per share market value at end of period	$11.14	$10.93	$10.05
Total return(4)	11.22%	26.86%	(13.90)%
Common shares outstanding at beginning of period	37,878,987	22,614,289	—
Common shares outstanding at end of period	54,550,290	37,878,987	22,614,289
Net assets at beginning of period.	410,556,071	294,335,839	106,815,695
Net assets at end of period	569,172,105	410,556,071	294,335,839
Average net assets(5).	479,003,947	291,401,218	205,932,850
Ratio of net investment income to average net assets	8.98%	10.76%	9.78%
Ratio of total expenses to average net assets.	5.74%	6.34%	6.35%
Ratio of portfolio turnover to average investments at fair value	2.24%	0.00%	0.00%
Weighted average outstanding debt(6)	22,591,839	5,019,178	11,887,427
Average debt per share	$0.50	$0.20	$0.76

(1)	The amounts reflected in the financial highlights above represent net assets, income and expense ratios for all stockholders.

(2)	Per share data for the year ended September 30, 2008 presumes the issuance of the 12,480,972 common shares at October 1, 2007 which were actually issued on January 2, 2008 in connection with the merger described above.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(3)	Based on actual shares outstanding at the end of the corresponding period or weighted average shares outstanding for the period, as appropriate.

(4)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized during interim periods.

(5)	Calculated based upon the weighted average net assets for the period.

(6)	Calculated based upon the weighted average of loans payable for the period.

Note 13.	Preferred Stock

The Company’s restated certificate of incorporation had not authorized any shares of preferred stock. However, on April 4, 2008, the Company’s Board of Directors approved a certificate of amendment to its restated certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. The Company’s certificate of amendment was also approved by the holders of a majority of the shares of its outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008, the Company filed its certificate of amendment and on April 25, 2008, it sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of the Company’s directors at that time. During the year ended September 30, 2008, the Company paid dividends of $234,000 on the 30,000 shares of Series A Preferred Stock. The dividend payment is considered and included in interest expense for accounting purposes since the preferred stock has a mandatory redemption feature. On June 30, 2008, the Company redeemed 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000. The $150,000 is considered and included in interest expense for accounting purposes due to the stock’s mandatory redemption feature.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

Note 14.	Interest Rate Swaps

In August 2010, the Company entered into a three-year interest rate swap agreement to mitigate its exposure to adverse fluctuations in interest rates for a total notional amount of $100.0 million. Under the interest rate swap agreement, the Company will pay a fixed interest rate of 0.99% and receive a floating rate based on the prevailing one-month LIBOR, which as of September 30, 2010 was 0.26%. For the year ended September 30, 2010, the Company recorded $0.8 million of unrealized depreciation related to this swap agreement. As of September 30, 2010, this swap agreement had a fair value of $(0.8 million), which is included in “accounts payable, accrued expenses and other liabilities” in the Company’s Consolidated Statements of Assets and Liabilities.

As of September 30, 2010, the Company has posted $1.9 million of cash as collateral with respect to the interest rate swap. The Company is restricted in terms of access to this collateral until such swap is terminated or the swap agreement expires. Cash collateral posted is held in an account at Wells Fargo.

Swaps contain varying degrees of off-balance sheet risk which could result from changes in the market values of underlying assets, indices or interest rates and similar items. As a result, the amounts recognized in the Consolidated Statement of Assets and Liabilities at any given date may not reflect the total amount of potential losses that the Company could ultimately incur.

Schedule 12-14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2009	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2010
Control Investments
Lighting by Gregory, LLC
First Lien Term Loan A, 9.75% due 2/28/2013	$82,486	$2,419,627	$—	$(915,911)	$1,503,716
First Lien Term Loan B, 14.5% due 2/28/2013	100,341	3,271,480	—	(1,075,196)	2,196,284
First Lien Bridge Loan, 8% due 10/15/2010	—	—	150,000	(150,000)	—
97.38% membership interest	—	—	—	—	—

Total Control Investments	$182,827	$5,691,107	$150,000	$(2,141,107)	$3,700,000

Affiliate Investments O’Currance, Inc.
First Lien Term Loan A, 16.875% due 3/21/2012	1,928,958	10,186,501	899,299	(280,025)	10,805,775
First Lien Term Loan B, 16.875% due 3/21/2012	420,577	2,919,071	152,040	(1,174,466)	1,896,645
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	130,413	—	(91,821)	38,592
3.3% Membership Interest in O’Currance Holding Co., LLC	—	53,831	—	(53,831)	—
CPAC, Inc.
Second Lien Term Loan, 17.5% due 4/13/2012	1,234,701	4,448,661	3,625,144	(8,073,805)	—
2,297 shares of Common Stock	—	—	—	—	—
Elephant & Castle, Inc.
Second Lien Term Loan, 15.5% due 4/20/2012	68,289	7,311,604	309,935	(7,621,539)	—
7,500 shares of Series A Preferred Stock	—	492,469	—	(492,469)	—
MK Network, LLC
First Lien Term Loan A, 13.5% due 6/1/2012.	1,460,576	9,033,826	510,044	(1,630,730)	7,913,140
First Lien Term Loan B, 17.5% due 6/1/2012	957,980	5,163,544	334,625	(1,559,509)	3,938,660
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010	—	—	—	—	—
11,030 Membership Units	—	—	—	—	—
Martini Park, LLC
First Lien Term Loan, 14% due 2/20/2013	228,975	2,068,303	3,631,618	(5,699,921)	—
5% membership interest	—	—	650,000	(650,000)	—
Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013	1,084,474	8,225,400	372,270	(1,484,048)	7,113,622
Second Lien Term Loan B, 16.5% due 2/25/2013	2,894,827	13,508,338	1,355,767	(684,479)	14,179,626
1,080,399 shares of Series A Preferred Stock	—	1,206,599	129,400	—	1,335,999

Total Affiliate Investments	$10,279,357	$64,748,560	$11,970,142	$(29,496,643)	$47,222,059

Total Control & Affiliate Investments	$10,462,184	$70,439,667	$12,120,142	$(31,637,750)	$50,922,059

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.

(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Schedule 12-14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2008	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2009
Control Investments Lighting by Gregory, LLC
First Lien Term Loan A, 9.75% due 2/28/2013	$—	$—	$3,044,732	$(625,105)	$2,419,627
First Lien Term Loan B, 14.5% due 2/28/2013	—	—	4,138,390	(866,910)	3,271,480
97.38% membership interest	—	—	300,000	(300,000)	—

Total Control Investments	$—	$—	$7,483,122	$(1,792,015)	$5,691,107

Affiliate Investments O’Currance, Inc.
First Lien Term Loan A, 16.875% due 3/21/2012	1,856,153	9,888,488	511,758	(213,745)	10,186,501
First Lien Term Loan B, 16.875% due 3/21/2012	573,147	3,581,245	367,826	(1,030,000)	2,919,071
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	130,413	—	—	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC	—	97,156	—	(43,325)	53,831
CPAC, Inc.
Second Lien Term Loan, 17.5% due 4/13/2012	1,318,008	3,626,497	4,932,164	(4,110,000)	4,448,661
2,297 shares of Common Stock	—	—	—	—	—
Elephant & Castle, Inc.
Second Lien Term Loan, 15.5% due 4/20/2012	1,472,389	7,145,198	449,845	(283,439)	7,311,604
7,500 shares of Series A Preferred Stock	—	196,386	296,083	—	492,469
MK Network, LLC
First Lien Term Loan A, 13.5% due 6/1/2012	1,462,272	9,115,152	161,959	(243,285)	9,033,826
First Lien Term Loan B, 17.5% due 6/1/2012	872,070	—	5,581,544	(418,000)	5,163,544
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010	17,111	(11,113)	17,113	(6,000)	—
11,030 Membership Units	—	760,441	186,780	(947,221)	—
Rose Tarlow, Inc.
First Lien Term Loan, 12% due 1/25/2014	1,128,302	9,796,648	177,084	(9,973,732)	—
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014	123,460	323,333	1,214,827	(1,538,160)	—
6.9% membership interest in RTMH Acquisition Company	—	591,939	—	(591,939)	—
0.1% membership interest in RTMH Acquisition Company	—	11,607	—	(11,607)	—
Martini Park, LLC
First Lien Term Loan, 14% due 2/20/2013	475,732	2,719,236	220,000	(870,933)	2,068,303
5% membership interest	—	—	—	—	—
Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (12%floor) due 2/25/2013	1,263,662	9,381,973	288,785	(1,445,358)	8,225,400
Second Lien Term Loan B, 16.5% due 2/25/2013	2,806,310	12,811,951	1,101,389	(405,002)	13,508,338
1,080,399 shares of Series A Preferred Stock	—	1,183,867	22,732	—	1,206,599

Total Affiliate Investments	$13,368,616	$71,350,417	$15,529,889	$(22,131,746)	$64,748,560

Total Control & Affiliate Investments	$13,368,616	$71,350,417	$23,013,011	$(23,923,761)	$70,439,667

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.

(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Fifth Street Finance Corp.

10,000,000 Shares

Common Stock

P R E L I M I N A R Y    P R O S P E C T U S    S U P P L E M E N T

Credit Suisse

RBC Capital Markets

                    , 2012